UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number: 811-07332

Name of Fund:	BlackRock Funds III
BlackRock Diversified Fixed Income Fund
BlackRock LifePath® ESG Index 2025 Fund
BlackRock LifePath® ESG Index 2030 Fund
BlackRock LifePath® ESG Index 2035 Fund
BlackRock LifePath® ESG Index 2040 Fund
BlackRock LifePath® ESG Index 2045 Fund
BlackRock LifePath® ESG Index 2050 Fund
BlackRock LifePath® ESG Index 2055 Fund
BlackRock LifePath® ESG Index 2060 Fund
BlackRock LifePath® ESG Index 2065 Fund
BlackRock LifePath® ESG Index Retirement Fund

Fund Address:	100 Bellevue Parkway, Wilmington, DE 19809

Name and address of agent for service: John M. Perlowski, Chief Executive Officer, BlackRock Funds III,
50 Hudson Yards, New York, NY 10001

Registrant’s telephone number, including area code: (800) 441-7762

Date of fiscal year end: 10/31/2023

Date of reporting period: 04/30/2023

Item 1 –	Report to Stockholders

(a) The Report to Shareholders is attached herewith.

APRIL 30, 2023

2023 Semi-Annual Report (Unaudited)

BlackRock Funds III

•	BlackRock LifePath® ESG Index Retirement Fund
•	BlackRock LifePath® ESG Index 2025 Fund
•	BlackRock LifePath® ESG Index 2030 Fund
•	BlackRock LifePath® ESG Index 2035 Fund
•	BlackRock LifePath® ESG Index 2040 Fund
•	BlackRock LifePath® ESG Index 2045 Fund
•	BlackRock LifePath® ESG Index 2050 Fund
•	BlackRock LifePath® ESG Index 2055 Fund
•	BlackRock LifePath® ESG Index 2060 Fund
•	BlackRock LifePath® ESG Index 2065 Fund

Not FDIC Insured • May Lose Value • No Bank Guarantee

The Markets in Review

Dear Shareholder,

Investors faced an uncertain economic landscape during the 12-month reporting period ended April 30, 2023, amid mixed indicators and rapidly changing market conditions. The U.S. economy returned to modest growth beginning in the third quarter of 2022, although the pace of growth slowed thereafter. Inflation was elevated, reaching a 40-year high as labor costs grew rapidly and unemployment rates reached the lowest levels in decades. However, inflation moderated as the period continued, while continued strength in consumer spending backstopped the economy.

Equity returns varied substantially, as large-capitalization U.S. stocks gained for the period amid a rebound in big tech stocks, whereas small-capitalization U.S. stocks declined. International equities from developed markets advanced strongly, while emerging market stocks declined, pressured by higher interest rates and volatile commodities prices.

The 10-year U.S. Treasury yield rose during the reporting period, driving its price down, as investors reacted to elevated inflation and attempted to anticipate future interest rate changes. The corporate bond market also faced inflationary headwinds, although high-yield corporate bonds posted a positive return as demand from yield-seeking investors remained strong.

The U.S. Federal Reserve (the “Fed”), acknowledging that inflation has been more persistent than expected, raised interest rates eight times. Furthermore, the Fed wound down its bond-buying programs and incrementally reduced its balance sheet by not replacing securities that reach maturity. In addition, the Fed added liquidity to markets amid the failure of prominent regional banks.

Restricted labor supply kept inflation elevated even as other inflation drivers, such as goods prices and energy costs, moderated. While economic growth was modest in the last year, we believe that stickiness in services inflation and continued wage growth will keep inflation above central bank targets for some time. Although the Fed has decelerated the pace of interest rate hikes and indicated a pause could be its next step, we believe that the Fed still seems determined to get inflation back to target. With this in mind, we believe the possibility of a U.S. recession in the near term is high, but the dimming economic outlook has not yet been fully reflected in current market prices. We believe investors should expect a period of higher volatility as markets adjust to the new economic reality and policymakers attempt to adapt to rapidly changing conditions. Turmoil in the banking sector late in the period highlighted the potential for the rapid increase in interest rates to disrupt markets with little warning.

While we favor an overweight to equities in the long term, we prefer an underweight stance on equities overall in the near term. Expectations for corporate earnings remain elevated, which seems inconsistent with the possibility of a recession. Nevertheless, we are overweight on emerging market stocks as we believe a weakening U.S. dollar could provide a supportive backdrop. We also see selective, long-term opportunities in credit, where we believe that valuations are appealing, and higher yields offer attractive income. However, we are neutral on credit in the near term, as we’re concerned about tightening credit and financial conditions. For fixed income investing with a six- to twelve-month horizon, we see the most significant opportunities in short-term U.S. Treasuries, global inflation-linked bonds, and emerging market bonds denominated in local currency.

Overall, our view is that investors need to think globally, position themselves to be prepared for a decarbonizing economy, and be nimble as market conditions change. We encourage you to talk with your financial advisor and visit blackrock.com for further insight about investing in today’s markets.

Sincerely,

Rob Kapito

President, BlackRock Advisors, LLC

Rob Kapito

President, BlackRock Advisors, LLC

Total Returns as of April 30, 2023
	6-Month	12-Month
U.S. large cap equities (S&P 500® Index)	8.63%	2.66%
U.S. small cap equities (Russell 2000® Index)	(3.45)	(3.65)
International equities (MSCI Europe, Australasia, Far East Index)	24.19	8.42
Emerging market equities (MSCI Emerging Markets Index)	16.36	(6.51)
3-month Treasury bills (ICE BofA 3-Month U.S. Treasury Bill Index)	2.09	2.83
U.S. Treasury securities (ICE BofA 10-Year U.S. Treasury Index)	7.14	(1.68)
U.S. investment grade bonds (Bloomberg U.S. Aggregate Bond Index)	6.91	(0.43)
Tax-exempt municipal bonds (Bloomberg Municipal Bond Index)	7.65	2.87
U.S. high yield bonds (Bloomberg U.S. Corporate High Yield 2% Issuer Capped Index)	6.21	1.21

Past performance is not an indication of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

2	T H I S P A G E I S N O T P A R T O F Y O U R F U N D R E P O R T

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Fund Summary as of April 30, 2023	LifePath ESG Index Funds

Portfolio Management Commentary

How did each Fund perform?

For the six-month period ended April 30, 2023, the LifePath® ESG Index Funds (as defined below) across the vintages Retirement, 2035, 2045 and 2050, Institutional and Class K Shares outperformed their respective custom benchmark, while Investor A Shares performed in line.

For the LifePath® ESG Index Funds with the vintages of 2040, 2060 and 2065, Institutional and Class K Shares outperformed their respective custom benchmark, while their Investor A Shares underperformed.

For the LifePath® ESG Index Funds with the vintages of 2025 and 2030, Class K Shares outperformed their respective custom benchmark, while Investor A Shares underperformed and Institutional performed in line.

For the LifePath® ESG Index Funds with the vintage of 2055, Class K Shares outperformed its respective custom benchmark, while Institutional and Investor A Shares performed in line.

What factors influenced performance?

All asset classes contributed positively to performance over the reporting period. The iShares ESG Aware U.S. Aggregate Bond ETF, iShares ESG Aware MSCI EAFE ETF and iShares ESG Aware MSCI USA ETF contributed the most for shorter-dated vintages closer to retirement. The iShares ESG Aware MSCI EAFE ETF, iShares ESG Aware MSCI USA ETF and iShares MSCI EAFE Small-Cap ETF contributed the most for longer-dated vintages further from retirement.

Describe recent portfolio activity.

Each LifePath® ESG Index Fund has its own time horizon, which affects its acceptable level of risk and, in turn, the strategic allocation of its holdings across asset classes. On a quarterly basis, the strategic allocation of each LifePath® ESG Index Fund is systematically adjusted to reflect the shareholders’ remaining investment time horizon. During the reporting period, each of the LifePath® ESG Index Funds was rebalanced in accordance with their updated strategic allocations. Daily cash flows were allocated to the underlying funds and instruments as appropriate.

Describe portfolio positioning at period end.

At reporting period end, each of the LifePath® ESG Index Funds was invested according to its respective strategic allocation benchmark within tolerance limits.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Glide Path Evolution

The BlackRock LifePath® ESG Index Retirement Fund along with the BlackRock LifePath® ESG Index Funds with target dates of 2025, 2030, 2035, 2040, 2045, 2050, 2055, 2060 and 2065 are referred to collectively as the “LifePath® ESG Index Funds”.

Under normal circumstances, the asset allocation of each LifePath ESG Index Fund will change over time according to a predetermined “glide path” as each LifePath ESG Index Fund approaches its respective target date. The glide path represents the shifting of asset classes over time. Each LifePath ESG Index Fund’s asset allocations become more conservative prior to retirement as time elapses. This reflects the need for reduced investment risks as retirement approaches and the need for lower volatility of each LifePath ESG Index Fund, which may be a primary source of income after retirement. As each LifePath ESG Index Fund approaches its target date, its asset allocation will shift so that each LifePath ESG Index Fund invests a greater percentage of its assets in fixed-income index funds. The asset allocation targets are established by the portfolio managers. The investment team, including the portfolio managers, meets regularly to assess market conditions, review the asset allocation targets of each LifePath ESG Index Fund, and determine whether any changes are required to enable each LifePath ESG Index Fund to achieve its investment objective. Because the BlackRock LifePath® ESG Index Retirement Fund is in its most conservative phase, its allocation generally does not become more conservative over time, although its allocation may change to maintain its risk profile.

Although the asset allocation targets listed for the glide path are general, long-term targets, BlackRock Fund Advisors (“BFA” or the “Manager”) may periodically adjust the proportion of equity index funds and fixed-income index funds in each LifePath ESG Index Fund, based on an assessment of the current market conditions, the potential contribution of each asset class to the expected risk and return characteristics of each LifePath ESG Index Fund, reallocations of each LifePath ESG Index Fund’s composition to reflect intra-year movement along the glide path and other factors. In general, such adjustments will be limited; however, BFA may determine that a greater degree of variation is warranted to protect a LifePath ESG Index Fund or achieve its investment objective.

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Fund Summary as of April 30, 2023	BlackRock LifePath® ESG Index Retirement Fund

Investment Objective

BlackRock LifePath® ESG Index Retirement Fund’s (“LifePath ESG Index Retirement Fund” or the “LifePath ESG Index Fund”) investment objective is to seek to provide for retirement outcomes based on quantitatively measured risk. In pursuit of this objective, LifePath ESG Index Retirement Fund will be broadly diversified across global asset classes.

The LifePath ESG Index Retirement Fund’s custom benchmark consists of the following:

Period(a)	Bloomberg MSCI U.S. Aggregate ESG Focus Index	Bloomberg U.S.Treasury Inflation Protected Securities (TIPS) Index (Series-L)	FTSE EPRA Nareit Developed Index	MSCI Canada Custom Capped Index	MSCI EAFE Extended ESG Focus Index	MSCI EAFE Small Cap Index	MSCI Emerging Markets Extended ESG Focus Index	MSCI Emerging Markets Small Cap Index	MSCI USA Extended ESG Focus Index	MSCI USA Small Cap Extended ESG Focus Index
08/18/20 to 04/30/21	51.9%	8.0%	2.2%	0.2%	11.4%	1.4%	0.7%	0.5%	19.3%	4.4%
05/01/21 to 04/30/22	52.1	8.0	2.2	0.7	10.8	1.5	0.7	0.5	18.8	4.7
05/01/22 to 04/30/23	52.2	8.0	2.2	1.1	9.0	1.3	1.8	0.5	19.6	4.3

(a)	The LifePath ESG Index Fund commenced operations on August 18, 2020.

See “About Fund Performance” for descriptions of the indexes.

Performance

		Average Annual Total Returns(a)(b)
	6-Month Total Returns	1 Year	Since Inception (c)
Institutional	8.73%	0.37%	0.67%
Investor A	8.59	0.23	0.44
Class K	8.75	0.42	0.72
LifePath® ESG Retirement Fund Custom Benchmark(d)	8.61	0.09	0.80
Bloomberg MSCI U.S. Aggregate ESG Focus Index	6.92	(0.50)	(4.16)
Bloomberg U.S. TIPS Index (Series-L)	4.27	(4.00)	(0.49)
FTSE EPRA Nareit Developed Index	6.54	(15.28)	2.79
MSCI Canada Custom Capped Index	8.31	(3.45)	10.26
MSCI EAFE Extended ESG Focus Index	24.53	8.18	7.16
MSCI EAFE Small Cap Index	18.90	(1.24)	3.39
MSCI Emerging Markets Extended ESG Focus Index	15.59	(8.72)	(2.98)
MSCI Emerging Markets Small Cap Index	13.21	(5.67)	8.49
MSCI USA Extended ESG Focus Index	7.80	1.34	8.33
MSCI USA Small Cap Extended ESG Focus Index	0.12	(2.07)	9.38

(a)	See “About Fund Performance” for a detailed description of share classes, including any related fees.
(b)

LifePath ESG Index Retirement Fund normally invests its assets in underlying funds according to an asset allocation strategy designed for investors who are currently withdrawing, or plan in the near future to begin withdrawing, a substantial portion of their investment.

(c)	The LifePath ESG Index Fund commenced operations on August 18, 2020.
(d)

The LifePath ESG Index Fund compares its performance to that of a customized weighted index (the “LifePath ESG Index Retirement Fund Custom Benchmark”) comprised of the indexes indicated above, which reflects the investment adviser’s changes to the benchmark’s weightings over time. The investment adviser adjusts the weightings of these indexes periodically based upon its evaluation and adjustment of the LifePath ESG Index Fund’s asset allocation strategy. The weightings are presented annually but they are adjusted quarterly.

Past performance is not an indication of future results.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

F U N D S U M M A R Y	5

Fund Summary as of April 30, 2023 (continued)	BlackRock LifePath® ESG Index Retirement Fund

PORTFOLIO ALLOCATION
Asset Type	Percent of Net Assets
Fixed-Income Funds	59.8%
Money Market Funds	44.5
Equity Funds	40.3
Liabilities in Excess of Other Assets	(44.6)

TEN LARGEST HOLDINGS
Security(a)	Percent of Net Assets
iShares ESG Aware U.S. Aggregate Bond ETF	52.0%
BlackRock Cash Funds: Institutional, SL Agency Shares	44.3
iShares ESG Aware MSCI USA ETF	21.2
iShares ESG Aware MSCI EAFE ETF	8.3
iShares TIPS Bond ETF	7.8
iShares ESG Aware MSCI USA Small-Cap ETF	4.0
iShares Developed Real Estate Index Fund, Class K	2.2
iShares ESG Aware MSCI EM ETF	1.9
iShares MSCI EAFE Small-Cap ETF	1.3
iShares MSCI Canada ETF	0.9

(a)	Excludes short-term securities.

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Fund Summary as of April 30, 2023	BlackRock LifePath® ESG Index 2025 Fund

Investment Objective

BlackRock LifePath® ESG Index 2025 Fund’s (“LifePath ESG Index 2025 Fund” or the “LifePath ESG Index Fund”) investment objective is to seek to provide for retirement outcomes based on quantitatively measured risk. In pursuit of this objective, LifePath ESG Index 2025 Fund will be broadly diversified across global asset classes, with asset allocations becoming more conservative over time.

The LifePath ESG Index 2025 Fund’s custom benchmark consists of the following:

Period(a)	Bloomberg MSCI U.S. Aggregate ESG Focus Index	Bloomberg U.S.Treasury Inflation Protected Securities (TIPS) Index (Series-L)	FTSE EPRA Nareit Developed Index	MSCI Canada Custom Capped Index	MSCI EAFE Extended ESG Focus Index	MSCI EAFE Small Cap Index	MSCI Emerging Markets Extended ESG Focus Index	MSCI Emerging Markets Small Cap Index	MSCI USA Extended ESG Focus Index	MSCI USA Small Cap Extended ESG Focus Index
08/18/20 to 04/30/21	42.0%	7.4%	2.3%	1.0%	13.5%	1.9%	2.1%	0.7%	23.9%	5.2%
05/01/21 to 04/30/22	44.6	7.5	2.1	1.1	12.5	1.9	1.7	0.7	22.9	5.0
05/01/22 to 04/30/23	46.9	7.7	2.2	1.2	10.6	1.6	2.1	0.6	22.6	4.5

(a)	The LifePath ESG Index Fund commenced operations on August 18, 2020.
See	“About Fund Performance” for descriptions of the indexes.

Performance

		Average Annual Total Returns(a)(b)
	6-Month Total Returns	1 Year	Since Inception (c)
Institutional	8.99%	0.50%	1.80%
Investor A	8.87	0.25	1.55
Class K	9.03	0.46	1.81
LifePath® ESG Index 2025 Fund Custom Benchmark(d)	8.96	0.15	1.97
Bloomberg MSCI U.S. Aggregate ESG Focus Index	6.92	(0.50)	(4.16)
Bloomberg U.S. TIPS Index (Series-L)	4.27	(4.00)	(0.49)
FTSE EPRA Nareit Developed Index	6.54	(15.28)	2.79
MSCI Canada Custom Capped Index	8.31	(3.45)	10.26
MSCI EAFE Extended ESG Focus Index	24.53	8.18	7.16
MSCI EAFE Small Cap Index	18.90	(1.24)	3.39
MSCI Emerging Markets Extended ESG Focus Index	15.59	(8.72)	(2.98)
MSCI Emerging Markets Small Cap Index	13.21	(5.67)	8.49
MSCI USA Extended ESG Focus Index	7.80	1.34	8.33
MSCI USA Small Cap Extended ESG Focus Index	0.12	(2.07)	9.38

(a)	See “About Fund Performance” for a detailed description of share classes, including any related fees.
(b)

LifePath ESG Index 2025 Fund normally invests its assets in underlying funds according to an asset allocation strategy designed for investors planning to retire or begin withdrawing assets around the year 2025.

(c)	The LifePath ESG Index Fund commenced operations on August 18, 2020.
(d)

The LifePath ESG Index Fund compares its performance to that of a customized weighted index (the “LifePath ESG Index 2025 Fund Custom Benchmark”) comprised of the indexes indicated above, which reflects the investment adviser’s changes to the benchmark’s weightings over time. The investment adviser adjusts the weightings of these indexes periodically based upon its evaluation and adjustment of the LifePath ESG Index Fund’s asset allocation strategy. The weightings are presented annually but they are adjusted quarterly.

Past performance is not an indication of future results.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

F U N D S U M M A R Y	7

Fund Summary as of April 30, 2023 (continued)	BlackRock LifePath® ESG Index 2025 Fund

PORTFOLIO ALLOCATION
Asset Type	Percent of Net Assets
Fixed-Income Funds	54.6%
Equity Funds	45.4
Money Market Funds	44.0
Liabilities in Excess of Other Assets	(44.0)

TEN LARGEST HOLDINGS
Security(a)	Percent of Net Assets
iShares ESG Aware U.S. Aggregate Bond ETF	47.1%
BlackRock Cash Funds: Institutional, SL Agency Shares	43.8
iShares ESG Aware MSCI USA ETF	24.1
iShares ESG Aware MSCI EAFE ETF	9.5
iShares TIPS Bond ETF	7.5
iShares ESG Aware MSCI USA Small-Cap ETF	4.1
iShares ESG Aware MSCI EM ETF	2.3
iShares Developed Real Estate Index Fund, Class K	2.1
iShares MSCI EAFE Small-Cap ETF	1.5
iShares MSCI Canada ETF	1.1

(a)	Excludes short-term securities.

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Fund Summary as of April 30, 2023	BlackRock LifePath® ESG Index 2030 Fund

Investment Objective

BlackRock LifePath® ESG Index 2030 Fund’s (“LifePath ESG Index 2030 Fund” or the “LifePath ESG Index Fund”) investment objective is to seek to provide for retirement outcomes based on quantitatively measured risk. In pursuit of this objective, LifePath ESG Index 2030 Fund will be broadly diversified across global asset classes, with asset allocations becoming more conservative over time.

The LifePath ESG Index 2030 Fund’s custom benchmark consists of the following:

Period(a)	Bloomberg MSCI U.S. Aggregate ESG Focus Index	Bloomberg U.S.Treasury Inflation Protected Securities (TIPS) Index (Series-L)	FTSE EPRA Nareit Developed Index	MSCI Canada Custom Capped Index	MSCI EAFE Extended ESG Focus Index	MSCI EAFE Small Cap Index	MSCI Emerging Markets Extended ESG Focus Index	MSCI Emerging Markets Small Cap Index	MSCI USA Extended ESG Focus Index	MSCI USA Small Cap Extended ESG Focus Index
08/18/20 to 04/30/21	30.9%	6.4%	2.9%	1.9%	16.8%	2.5%	2.6%	0.8%	29.4%	5.8%
05/01/21 to 04/30/22	33.0	6.6	2.8	1.6	15.7	2.4	2.4	0.9	29.1	5.5
05/01/22 to 04/30/23	35.3	6.8	2.7	1.4	13.9	2.0	2.7	0.8	29.6	4.8

(a)	The LifePath ESG Index Fund commenced operations on August 18, 2020.
See	“About Fund Performance” for descriptions of the indexes.

Performance

		Average Annual Total Returns(a)(b)
	6-Month Total Returns	1 Year	Since Inception (c)
Institutional	9.71%	0.85%	3.13%
Investor A	9.48	0.50	2.85
Class K	9.74	0.91	3.19
LifePath® ESG Index 2030 Fund Custom Benchmark(d)	9.68	0.44	3.34
Bloomberg MSCI U.S. Aggregate ESG Focus Index	6.92	(0.50)	(4.16)
Bloomberg U.S. TIPS Index (Series-L)	4.27	(4.00)	(0.49)
FTSE EPRA Nareit Developed Index	6.54	(15.28)	2.79
MSCI Canada Custom Capped Index	8.31	(3.45)	10.26
MSCI EAFE Extended ESG Focus Index	24.53	8.18	7.16
MSCI EAFE Small Cap Index	18.90	(1.24)	3.39
MSCI Emerging Markets Extended ESG Focus Index	15.59	(8.72)	(2.98)
MSCI Emerging Markets Small Cap Index	13.21	(5.67)	8.49
MSCI USA Extended ESG Focus Index	7.80	1.34	8.33
MSCI USA Small Cap Extended ESG Focus Index	0.12	(2.07)	9.38

(a)	See “About Fund Performance” for a detailed description of share classes, including any related fees.
(b)

LifePath ESG Index 2030 Fund normally invests its assets in underlying funds according to an asset allocation strategy designed for investors planning to retire or begin withdrawing assets around the year 2030.

(c)	The LifePath ESG Index Fund commenced operations on August 18, 2020.
(d)

The LifePath ESG Index Fund compares its performance to that of a customized weighted index (the “LifePath ESG Index 2030 Fund Custom Benchmark”) comprised of the indexes indicated above, which reflects the investment adviser’s changes to the benchmark’s weightings over time. The investment adviser adjusts the weightings of these indexes periodically based upon its evaluation and adjustment of the LifePath ESG Index Fund’s asset allocation strategy. The weightings are presented annually but they are adjusted quarterly.

Past performance is not an indication of future results.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

F U N D S U M M A R Y	9

Fund Summary as of April 30, 2023 (continued)	BlackRock LifePath® ESG Index 2030 Fund

PORTFOLIO ALLOCATION
Asset Type	Percent of Net Assets
Equity Funds	57.9%
Fixed-Income Funds	42.1
Money Market Funds	3.5
Liabilities in Excess of Other Assets	(3.5)

TEN LARGEST HOLDINGS
Security(a)	Percent of Net Assets
iShares ESG Aware U.S. Aggregate Bond ETF	35.4%
iShares ESG Aware MSCI USA ETF	30.9
iShares ESG Aware MSCI EAFE ETF	12.7
iShares TIPS Bond ETF	6.7
iShares ESG Aware MSCI USA Small-Cap ETF	4.4
BlackRock Cash Funds: Institutional, SL Agency Shares	3.3
iShares ESG Aware MSCI EM ETF	3.0
iShares Developed Real Estate Index Fund, Class K	2.6
iShares MSCI EAFE Small-Cap ETF	2.0
iShares MSCI Canada ETF	1.5

(a)	Excludes short-term securities.

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Fund Summary as of April 30, 2023	BlackRock LifePath® ESG Index 2035 Fund

Investment Objective

BlackRock LifePath® ESG Index 2035 Fund’s (“LifePath ESG Index 2035 Fund” or the “LifePath ESG Index Fund”) investment objective is to seek to provide for retirement outcomes based on quantitatively measured risk. In pursuit of this objective, LifePath ESG Index 2035 Fund will be broadly diversified across global asset classes, with asset allocations becoming more conservative over time.

The LifePath ESG Index 2035 Fund’s custom benchmark consists of the following:

Period(a)	Bloomberg MSCI U.S. Aggregate ESG Focus Index	Bloomberg U.S.Treasury Inflation Protected Securities (TIPS) Index (Series-L)	FTSE EPRA Nareit Developed Index	MSCI Canada Custom Capped Index	MSCI EAFE Extended ESG Focus Index	MSCI EAFE Small Cap Index	MSCI Emerging Markets Extended ESG Focus Index	MSCI Emerging Markets Small Cap Index	MSCI USA Extended ESG Focus Index	MSCI USA Small Cap Extended ESG Focus Index
08/18/20 to 04/30/21	20.7%	5.1%	3.5%	2.8%	20.2%	3.0%	3.0%	1.0%	34.7%	6.0%
05/01/21 to 04/30/22	22.8	5.3	3.4	2.2	18.9	2.9	2.9	1.1	35.0	5.5
05/01/22 to 04/30/23	24.9	5.6	3.3	1.7	16.8	2.4	3.3	1.0	35.9	5.1

(a)	The LifePath ESG Index Fund commenced operations on August 18, 2020.
See	“About Fund Performance” for descriptions of the indexes.

Performance

		Average Annual Total Returns(a)(b)
	6-Month Total Returns	1 Year	Since Inception (c)
Institutional	10.47%	1.14%	4.56%
Investor A	10.35	0.79	4.28
Class K	10.50	1.20	4.61
LifePath® ESG Index 2035 Fund Custom Benchmark(d)	10.36	0.64	4.61
Bloomberg MSCI U.S. Aggregate ESG Focus Index	6.92	(0.50)	(4.16)
Bloomberg U.S. TIPS Index (Series-L)	4.27	(4.00)	(0.49)
FTSE EPRA Nareit Developed Index	6.54	(15.28)	2.79
MSCI Canada Custom Capped Index	8.31	(3.45)	10.26
MSCI EAFE Extended ESG Focus Index	24.53	8.18	7.16
MSCI EAFE Small Cap Index	18.90	(1.24)	3.39
MSCI Emerging Markets Extended ESG Focus Index	15.59	(8.72)	(2.98)
MSCI Emerging Markets Small Cap Index	13.21	(5.67)	8.49
MSCI USA Extended ESG Focus Index	7.80	1.34	8.33
MSCI USA Small Cap Extended ESG Focus Index	0.12	(2.07)	9.38

(a)	See “About Fund Performance” for a detailed description of share classes, including any related fees.
(b)

LifePath ESG Index 2035 Fund normally invests its assets in underlying funds according to an asset allocation strategy designed for investors planning to retire or begin withdrawing assets around the year 2035.

(c)	The LifePath ESG Index Fund commenced operations on August 18, 2020.
(d)

The LifePath ESG Index Fund compares its performance to that of a customized weighted index (the “LifePath ESG Index 2035 Fund Custom Benchmark”) comprised of the indexes indicated above, which reflects the investment adviser’s changes to the benchmark’s weightings over time. The investment adviser adjusts the weightings of these indexes periodically based upon its evaluation and adjustment of the LifePath ESG Index Fund’s asset allocation strategy. The weightings are presented annually but they are adjusted quarterly.

Past performance is not an indication of future results.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

F U N D S U M M A R Y	11

Fund Summary as of April 30, 2023 (continued)	BlackRock LifePath® ESG Index 2035 Fund

PORTFOLIO ALLOCATION
Asset Type	Percent of Net Assets
Equity Funds	69.6%
Money Market Funds	30.7
Fixed-Income Funds	30.3
Liabilities in Excess of Other Assets	(30.6)

TEN LARGEST HOLDINGS
Security(a)	Percent of Net Assets
iShares ESG Aware MSCI USA ETF	37.3%
BlackRock Cash Funds: Institutional, SL Agency Shares	30.3
iShares ESG Aware U.S. Aggregate Bond ETF	24.9
iShares ESG Aware MSCI EAFE ETF	15.6
iShares TIPS Bond ETF	5.4
iShares ESG Aware MSCI USA Small-Cap ETF	4.5
iShares ESG Aware MSCI EM ETF	3.8
iShares Developed Real Estate Index Fund, Class K	3.2
iShares MSCI EAFE Small-Cap ETF	2.5
iShares MSCI Canada ETF	1.7

(a)	Excludes short-term securities.

12	2 0 2 3 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of April 30, 2023	BlackRock LifePath® ESG Index 2040 Fund

Investment Objective

BlackRock LifePath® ESG Index 2040 Fund’s (“LifePath ESG Index 2040 Fund” or the “LifePath ESG Index Fund”) investment objective is to seek to provide for retirement outcomes based on quantitatively measured risk. In pursuit of this objective, LifePath ESG Index 2040 Fund will be broadly diversified across global asset classes, with asset allocations becoming more conservative over time.

The LifePath ESG Index 2040 Fund’s custom benchmark consists of the following:

Period(a)	Bloomberg MSCI U.S. Aggregate ESG Focus Index	Bloomberg U.S.Treasury Inflation Protected Securities (TIPS) Index (Series-L)	FTSE EPRA Nareit Developed Index	MSCI Canada Custom Capped Index	MSCI EAFE Extended ESG Focus Index	MSCI EAFE Small Cap Index	MSCI Emerging Markets Extended ESG Focus Index	MSCI Emerging Markets Small Cap Index	MSCI USA Extended ESG Focus Index	MSCI USA Small Cap Extended ESG Focus Index
08/18/20 to 04/30/21	11.7%	3.4%	4.1%	3.8%	23.3%	3.5%	3.3%	1.2%	39.5%	6.2%
05/01/21 to 04/30/22	13.5	3.8	4.0	2.8	21.9	3.4	3.4	1.2	40.5	5.5
05/01/22 to 04/30/23	15.3	4.1	3.9	1.9	19.7	2.8	3.9	1.1	42.0	5.3

(a)	The LifePath ESG Index Fund commenced operations on August 18, 2020.
See	“About Fund Performance” for descriptions of the indexes.

Performance

		Average Annual Total Returns(a)(b)
	6-Month Total Returns	1 Year	Since Inception (c)
Institutional	11.18%	1.25%	5.66%
Investor A	10.95	0.90	5.37
Class K	11.22	1.31	5.70
LifePath® ESG Index 2040 Fund Custom Benchmark(d)	11.02	0.83	5.74
Bloomberg MSCI U.S. Aggregate ESG Focus Index	6.92	(0.50)	(4.16)
Bloomberg U.S. TIPS Index (Series-L)	4.27	(4.00)	(0.49)
FTSE EPRA Nareit Developed Index	6.54	(15.28)	2.79
MSCI Canada Custom Capped Index	8.31	(3.45)	10.26
MSCI EAFE Extended ESG Focus Index	24.53	8.18	7.16
MSCI EAFE Small Cap Index	18.90	(1.24)	3.39
MSCI Emerging Markets Extended ESG Focus Index	15.59	(8.72)	(2.98)
MSCI Emerging Markets Small Cap Index	13.21	(5.67)	8.49
MSCI USA Extended ESG Focus Index	7.80	1.34	8.33
MSCI USA Small Cap Extended ESG Focus Index	0.12	(2.07)	9.38

(a)	See “About Fund Performance” for a detailed description of share classes, including any related fees.
(b)

LifePath ESG Index 2040 Fund normally invests its assets in underlying funds according to an asset allocation strategy designed for investors planning to retire or begin withdrawing assets around the year 2040.

(c)	The LifePath ESG Index Fund commenced operations on August 18, 2020.
(d)

The LifePath ESG Index Fund compares its performance to that of a customized weighted index (the “LifePath ESG Index 2040 Fund Custom Benchmark”) comprised of the indexes indicated above, which reflects the investment adviser’s changes to the benchmark’s weightings over time. The investment adviser adjusts the weightings of these indexes periodically based upon its evaluation and adjustment of the LifePath ESG Index Fund’s asset allocation strategy. The weightings are presented annually but they are adjusted quarterly.

Past performance is not an indication of future results.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

F U N D S U M M A R Y	13

Fund Summary as of April 30, 2023 (continued)	BlackRock LifePath® ESG Index 2040 Fund

PORTFOLIO ALLOCATION
Asset Type	Percent of Net Assets
Equity Funds	80.6%
Money Market Funds	21.2
Fixed-Income Funds	19.4
Liabilities in Excess of Other Assets	(21.2)

TEN LARGEST HOLDINGS
Security(a)	Percent of Net Assets
iShares ESG Aware MSCI USA ETF	43.2%
BlackRock Cash Funds: Institutional, SL Agency Shares	20.9
iShares ESG Aware MSCI EAFE ETF	18.3
iShares ESG Aware U.S. Aggregate Bond ETF	15.4
iShares ESG Aware MSCI USA Small-Cap ETF	4.7
iShares ESG Aware MSCI EM ETF	4.6
iShares TIPS Bond ETF	4.0
iShares Developed Real Estate Index Fund, Class K	3.8
iShares MSCI EAFE Small-Cap ETF	2.9
iShares MSCI Canada ETF	1.9

(a)	Excludes short-term securities.

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Fund Summary as of April 30, 2023	BlackRock LifePath® ESG Index 2045 Fund

Investment Objective

BlackRock LifePath® ESG Index 2045 Fund’s (“LifePath ESG Index 2045 Fund” or the “LifePath ESG Index Fund”) investment objective is to seek to provide for retirement outcomes based on quantitatively measured risk. In pursuit of this objective, LifePath ESG Index 2045 Fund will be broadly diversified across global asset classes, with asset allocations becoming more conservative over time.

The LifePath ESG Index 2045 Fund’s custom benchmark consists of the following:

Period(a)	Bloomberg MSCI U.S. Aggregate ESG Focus Index	Bloomberg U.S.Treasury Inflation Protected Securities (TIPS) Index (Series-L)	FTSE EPRA Nareit Developed Index	MSCI Canada Custom Capped Index	MSCI EAFE Extended ESG Focus Index	MSCI EAFE Small Cap Index	MSCI Emerging Markets Extended ESG Focus Index	MSCI Emerging Markets Small Cap Index	MSCI USA Extended ESG Focus Index	MSCI USA Small Cap Extended ESG Focus Index
08/18/20 to 04/30/21	4.8%	1.8%	4.5%	4.5%	25.8%	3.9%	3.6%	1.3%	43.5%	6.3%
05/01/21 to 04/30/22	5.9	2.1	4.4	3.3	24.4	3.9	3.8	1.4	45.3	5.5
05/01/22 to 04/30/23	7.1	2.4	4.4	2.1	22.2	3.2	4.3	1.3	47.5	5.5

(a)	The LifePath ESG Index Fund commenced operations on August 18, 2020.
See	“About Fund Performance” for descriptions of the indexes.

Performance

		Average Annual Total Returns(a)(b)
	6-Month Total Returns	1 Year	Since Inception (c)
Institutional	11.71%	1.45%	6.58%
Investor A	11.58	1.30	6.34
Class K	11.74	1.51	6.64
LifePath® ESG Index 2045 Fund Custom Benchmark(d)	11.61	1.02	6.63
Bloomberg MSCI U.S. Aggregate ESG Focus Index	6.92	(0.50)	(4.16)
Bloomberg U.S. TIPS Index (Series-L)	4.27	(4.00)	(0.49)
FTSE EPRA Nareit Developed Index	6.54	(15.28)	2.79
MSCI Canada Custom Capped Index	8.31	(3.45)	10.26
MSCI EAFE Extended ESG Focus Index	24.53	8.18	7.16
MSCI EAFE Small Cap Index	18.90	(1.24)	3.39
MSCI Emerging Markets Extended ESG Focus Index	15.59	(8.72)	(2.98)
MSCI Emerging Markets Small Cap Index	13.21	(5.67)	8.49
MSCI USA Extended ESG Focus Index	7.80	1.34	8.33
MSCI USA Small Cap Extended ESG Focus Index	0.12	(2.07)	9.38

(a)	See “About Fund Performance” for a detailed description of share classes, including any related fees.
(b)

LifePath ESG Index 2045 Fund normally invests its assets in underlying funds according to an asset allocation strategy designed for investors planning to retire or begin withdrawing assets around the year 2045.

(c)	The LifePath ESG Index Fund commenced operations on August 18, 2020.
(d)

The LifePath ESG Index Fund compares its performance to that of a customized weighted index (the “LifePath ESG Index 2045 Fund Custom Benchmark”) comprised of the indexes indicated above, which reflects the investment adviser’s changes to the benchmark’s weightings over time. The investment adviser adjusts the weightings of these indexes periodically based upon its evaluation and adjustment of the LifePath ESG Index Fund’s asset allocation strategy. The weightings are presented annually but they are adjusted quarterly.

Past performance is not an indication of future results.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

F U N D S U M M A R Y	15

Fund Summary as of April 30, 2023 (continued)	BlackRock LifePath® ESG Index 2045 Fund

PORTFOLIO ALLOCATION
Asset Type	Percent of Net Assets
Equity Funds	90.6%
Money Market Funds	12.8
Fixed-Income Funds	9.5
Liabilities in Excess of Other Assets	(12.9)

TEN LARGEST HOLDINGS
Security(a)	Percent of Net Assets
iShares ESG Aware MSCI USA ETF	48.6%
iShares ESG Aware MSCI EAFE ETF	20.8
BlackRock Cash Funds: Institutional, SL Agency Shares	12.4
iShares ESG Aware U.S. Aggregate Bond ETF	7.1
iShares ESG Aware MSCI EM ETF	5.2
iShares ESG Aware MSCI USA Small-Cap ETF	4.9
iShares Developed Real Estate Index Fund, Class K	4.3
iShares MSCI EAFE Small-Cap ETF	3.4
iShares TIPS Bond ETF	2.4
iShares MSCI Canada ETF	2.1

(a)	Excludes short-term securities.

16	2 0 2 3 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of April 30, 2023	BlackRock LifePath® ESG Index 2050 Fund

Investment Objective

BlackRock LifePath® ESG Index 2050 Fund’s (“LifePath ESG Index 2050 Fund” or the “LifePath ESG Index Fund”) investment objective is to seek to provide for retirement outcomes based on quantitatively measured risk. In pursuit of this objective, LifePath ESG Index 2050 Fund will be broadly diversified across global asset classes, with asset allocations becoming more conservative over time.

The LifePath ESG Index 2050 Fund’s custom benchmark consists of the following:

Period(a)	Bloomberg MSCI U.S. Aggregate ESG Focus Index	Bloomberg U.S.Treasury Inflation Protected Securities (TIPS) Index (Series-L)	FTSE EPRA Nareit Developed Index	MSCI Canada Custom Capped Index	MSCI EAFE Extended ESG Focus Index	MSCI EAFE Small Cap Index	MSCI Emerging Markets Extended ESG Focus Index	MSCI Emerging Markets Small Cap Index	MSCI USA Extended ESG Focus Index	MSCI USA Small Cap Extended ESG Focus Index
08/18/20 to 04/30/21	1.4%	0.5%	4.7%	5.0%	27.1%	4.2%	3.7%	1.4%	45.6%	6.4%
05/01/21 to 04/30/22	1.8	0.7	4.7	3.6	25.9	4.1	4.0	1.5	48.1	5.6
05/01/22 to 04/30/23	2.3	0.9	4.7	2.3	23.8	3.4	4.6	1.4	51.0	5.6

(a)	The LifePath ESG Index Fund commenced operations on August 18, 2020.

See “About Fund Performance” for descriptions of the indexes.

Performance

		Average Annual Total Returns(a)(b)
	6-Month Total Returns	1 Year	Since Inception (c)
Institutional	12.18%	1.65%	7.04%
Investor A	11.96	1.40	6.77
Class K	12.21	1.71	7.10
LifePath® ESG Index 2050 Fund Custom Benchmark(d)	11.99	1.18	7.10
Bloomberg MSCI U.S. Aggregate ESG Focus Index	6.92	(0.50)	(4.16)
Bloomberg U.S. TIPS Index (Series-L)	4.27	(4.00)	(0.49)
FTSE EPRA Nareit Developed Index	6.54	(15.28)	2.79
MSCI Canada Custom Capped Index	8.31	(3.45)	10.26
MSCI EAFE Extended ESG Focus Index	24.53	8.18	7.16
MSCI EAFE Small Cap Index	18.90	(1.24)	3.39
MSCI Emerging Markets Extended ESG Focus Index	15.59	(8.72)	(2.98)
MSCI Emerging Markets Small Cap Index	13.21	(5.67)	8.49
MSCI USA Extended ESG Focus Index	7.80	1.34	8.33
MSCI USA Small Cap Extended ESG Focus Index	0.12	(2.07)	9.38

(a)	See “About Fund Performance” for a detailed description of share classes, including any related fees.
(b)

LifePath ESG Index 2050 Fund normally invests its assets in underlying funds according to an asset allocation strategy designed for investors planning to retire or begin withdrawing assets around the year 2050.

(c)	The LifePath ESG Index Fund commenced operations on August 18, 2020.
(d)

The LifePath ESG Index Fund compares its performance to that of a customized weighted index (the “LifePath ESG Index 2050 Fund Custom Benchmark”) comprised of the indexes indicated above, which reflects the investment adviser’s changes to the benchmark’s weightings over time. The investment adviser adjusts the weightings of these indexes periodically based upon its evaluation and adjustment of the LifePath ESG Index Fund’s asset allocation strategy. The weightings are presented annually but they are adjusted quarterly.

Past performance is not an indication of future results.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

F U N D S U M M A R Y	17

Fund Summary as of April 30, 2023 (continued)	BlackRock LifePath® ESG Index 2050 Fund

PORTFOLIO ALLOCATION
Asset Type	Percent of Net Assets
Equity Funds	96.7%
Money Market Funds	10.5
Fixed-Income Funds	3.2
Liabilities in Excess of Other Assets	(10.4)

TEN LARGEST HOLDINGS
Security(a)	Percent of Net Assets
iShares ESG Aware MSCI USA ETF	52.0%
iShares ESG Aware MSCI EAFE ETF	22.3
BlackRock Cash Funds: Institutional, SL Agency Shares	10.1
iShares ESG Aware MSCI EM ETF	5.7
iShares ESG Aware MSCI USA Small-Cap ETF	4.9
iShares Developed Real Estate Index Fund, Class K	4.6
iShares MSCI EAFE Small-Cap ETF	3.5
iShares ESG Aware U.S. Aggregate Bond ETF	2.3
iShares MSCI Canada ETF	2.3
iShares MSCI Emerging Markets Small-Cap ETF	1.4

(a)	Excludes short-term securities.

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Fund Summary as of April 30, 2023	BlackRock LifePath® ESG Index 2055 Fund

Investment Objective

BlackRock LifePath® ESG Index 2055 Fund’s (“LifePath ESG Index 2055 Fund” or the “LifePath ESG Index Fund”) investment objective is to seek to provide for retirement outcomes based on quantitatively measured risk. In pursuit of this objective, LifePath ESG Index 2055 Fund will be broadly diversified across global asset classes, with asset allocations becoming more conservative over time.

The LifePath ESG Index 2055 Fund’s custom benchmark consists of the following:

Period(a)	Bloomberg MSCI U.S. Aggregate ESG Focus Index	Bloomberg U.S.Treasury Inflation Protected Securities (TIPS) Index (Series-L)	FTSE EPRA Nareit Developed Index	MSCI Canada Custom Capped Index	MSCI EAFE Extended ESG Focus Index	MSCI EAFE Small Cap Index	MSCI Emerging Markets Extended ESG Focus Index	MSCI Emerging Markets Small Cap Index	MSCI USA Extended ESG Focus Index	MSCI USA Small Cap Extended ESG Focus Index
08/18/20 to 04/30/21	0.8%	0.2%	4.8%	5.1%	27.4%	4.2%	3.7%	1.4%	46.0%	6.4%
05/01/21 to 04/30/22	0.8	0.2	4.8	3.7	26.3	4.2	4.1	1.5	48.8	5.6
05/01/22 to 04/30/23	0.8	0.2	4.8	2.4	24.4	3.5	4.8	1.4	52.0	5.7

(a)	The LifePath ESG Index Fund commenced operations on August 18, 2020.

See “About Fund Performance” for descriptions of the indexes.

Performance

		Average Annual Total Returns(a)(b)
	6-Month Total Returns	1 Year	Since Inception (c)
Institutional	12.17%	1.75%	7.12%
Investor A	12.15	1.49	6.88
Class K	12.20	1.80	7.18
LifePath® ESG Index 2055 Fund Custom Benchmark(d)	12.12	1.26	7.20
Bloomberg MSCI U.S. Aggregate ESG Focus Index	6.92	(0.50)	(4.16)
Bloomberg U.S. TIPS Index (Series-L)	4.27	(4.00)	(0.49)
FTSE EPRA Nareit Developed Index	6.54	(15.28)	2.79
MSCI Canada Custom Capped Index	8.31	(3.45)	10.26
MSCI EAFE Extended ESG Focus Index	24.53	8.18	7.16
MSCI EAFE Small Cap Index	18.90	(1.24)	3.39
MSCI Emerging Markets Extended ESG Focus Index	15.59	(8.72)	(2.98)
MSCI Emerging Markets Small Cap Index	13.21	(5.67)	8.49
MSCI USA Extended ESG Focus Index	7.80	1.34	8.33
MSCI USA Small Cap Extended ESG Focus Index	0.12	(2.07)	9.38

(a)	See “About Fund Performance” for a detailed description of share classes, including any related fees.
(b)

LifePath ESG Index 2055 Fund normally invests its assets in underlying funds according to an asset allocation strategy designed for investors planning to retire or begin withdrawing assets around the year 2055.

(c)	The LifePath ESG Index Fund commenced operations on August 18, 2020.
(d)

The LifePath ESG Index Fund compares its performance to that of a customized weighted index (the “LifePath ESG Index 2055 Fund Custom Benchmark”) comprised of the indexes indicated above, which reflects the investment adviser’s changes to the benchmark’s weightings over time. The investment adviser adjusts the weightings of these indexes periodically based upon its evaluation and adjustment of the LifePath ESG Index Fund’s asset allocation strategy. The weightings are presented annually but they are adjusted quarterly.

Past performance is not an indication of future results.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

F U N D S U M M A R Y	19

Fund Summary as of April 30, 2023 (continued)	BlackRock LifePath® ESG Index 2055 Fund

PORTFOLIO ALLOCATION
Asset Type	Percent of Net Assets
Equity Funds	98.9%
Money Market Funds	4.1
Fixed-Income Funds	1.0
Liabilities in Excess of Other Assets	(4.0)

TEN LARGEST HOLDINGS
Security(a)	Percent of Net Assets
iShares ESG Aware MSCI USA ETF	53.2%
iShares ESG Aware MSCI EAFE ETF	22.9
iShares ESG Aware MSCI EM ETF	5.8
iShares ESG Aware MSCI USA Small-Cap ETF	5.0
iShares Developed Real Estate Index Fund, Class K	4.7
BlackRock Cash Funds: Institutional, SL Agency Shares	3.7
iShares MSCI EAFE Small-Cap ETF	3.6
iShares MSCI Canada ETF	2.3
iShares MSCI Emerging Markets Small-Cap ETF	1.4
iShares ESG Aware U.S. Aggregate Bond ETF	0.7

(a)	Excludes short-term securities.

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Fund Summary as of April 30, 2023	BlackRock LifePath® ESG Index 2060 Fund

Investment Objective

BlackRock LifePath® ESG Index 2060 Fund’s (“LifePath ESG Index 2060 Fund” or the “LifePath ESG Index Fund”) investment objective is to seek to provide for retirement outcomes based on quantitatively measured risk. In pursuit of this objective, LifePath ESG Index 2060 Fund will be broadly diversified across global asset classes, with asset allocations becoming more conservative over time.

The LifePath ESG Index 2060 Fund’s custom benchmark consists of the following:

Period(a)	Bloomberg MSCI U.S. Aggregate ESG Focus Index	Bloomberg U.S.Treasury Inflation Protected Securities (TIPS) Index (Series-L)	FTSE EPRA Nareit Developed Index	MSCI Canada Custom Capped Index	MSCI EAFE Extended ESG Focus Index	MSCI EAFE Small Cap Index	MSCI Emerging Markets Extended ESG Focus Index	MSCI Emerging Markets Small Cap Index	MSCI USA Extended ESG Focus Index	MSCI USA Small Cap Extended ESG Focus Index
08/18/20 to 04/30/21	0.9%	0.1%	4.8%	5.1%	27.4%	4.2%	3.7%	1.4%	46.0%	6.4%
05/01/21 to 04/30/22	0.9	0.1	4.8	3.7	26.3	4.2	4.1	1.5	48.8	5.6
05/01/22 to 04/30/23	0.9	0.1	4.8	2.4	24.4	3.5	4.7	1.4	52.1	5.7

(a)	The LifePath ESG Index Fund commenced operations on August 18, 2020.
See “About Fund Performance” for descriptions of the indexes.

Performance

		Average Annual Total Returns(a)(b)
	6-Month Total Returns	1 Year	Since Inception (c)
Institutional	12.22%	1.76%	7.12%
Investor A	12.05	1.46	6.83
Class K	12.24	1.82	7.17
LifePath® ESG Index 2060 Fund Custom Benchmark(d)	12.13	1.26	7.19
Bloomberg MSCI U.S. Aggregate ESG Focus Index	6.92	(0.50)	(4.16)
Bloomberg U.S. TIPS Index (Series-L)	4.27	(4.00)	(0.49)
FTSE EPRA Nareit Developed Index	6.54	(15.28)	2.79
MSCI Canada Custom Capped Index	8.31	(3.45)	10.26
MSCI EAFE Extended ESG Focus Index	24.53	8.18	7.16
MSCI EAFE Small Cap Index	18.90	(1.24)	3.39
MSCI Emerging Markets Extended ESG Focus Index	15.59	(8.72)	(2.98)
MSCI Emerging Markets Small Cap Index	13.21	(5.67)	8.49
MSCI USA Extended ESG Focus Index	7.80	1.34	8.33
MSCI USA Small Cap Extended ESG Focus Index	0.12	(2.07)	9.38

(a)	See “About Fund Performance” for a detailed description of share classes, including any related fees.
(b)

LifePath ESG Index 2060 Fund normally invests its assets in underlying funds according to an asset allocation strategy designed for investors planning to retire or begin withdrawing assets around the year 2060.

(c)	The LifePath ESG Index Fund commenced operations on August 18, 2020.
(d)

The LifePath ESG Index Fund compares its performance to that of a customized weighted index (the “LifePath ESG Index 2060 Fund Custom Benchmark”) comprised of the indexes indicated above, which reflects the investment adviser’s changes to the benchmark’s weightings over time. The investment adviser adjusts the weightings of these indexes periodically based upon its evaluation and adjustment of the LifePath ESG Index Fund’s asset allocation strategy. The weightings are presented annually but they are adjusted quarterly.

Past performance is not an indication of future results.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

F U N D S U M M A R Y	21

Fund Summary as of April 30, 2023 (continued)	BlackRock LifePath® ESG Index 2060 Fund

PORTFOLIO ALLOCATION
Asset Type	Percent of Net Assets
Equity Funds	98.9%
Money Market Funds	6.2
Fixed-Income Funds	1.0
Liabilities in Excess of Other Assets	(6.1)

TEN LARGEST HOLDINGS
Security(a)	Percent of Net Assets
iShares ESG Aware MSCI USA ETF	53.2%
iShares ESG Aware MSCI EAFE ETF	22.9
BlackRock Cash Funds: Institutional, SL Agency Shares	5.8
iShares ESG Aware MSCI EM ETF	5.8
iShares ESG Aware MSCI USA Small-Cap ETF	5.0
iShares Developed Real Estate Index Fund, Class K	4.7
iShares MSCI EAFE Small-Cap ETF	3.6
iShares MSCI Canada ETF	2.3
iShares MSCI Emerging Markets Small-Cap ETF	1.4
iShares ESG Aware U.S. Aggregate Bond ETF	0.9

(a)	Excludes short-term securities.

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Fund Summary as of April 30, 2023	BlackRock LifePath® ESG Index 2065 Fund

Investment Objective

BlackRock LifePath® ESG Index 2065 Fund’s (“LifePath ESG Index 2065 Fund” or the “LifePath ESG Index Fund”) investment objective is to seek to provide for retirement outcomes based on quantitatively measured risk. In pursuit of this objective, LifePath ESG Index 2065 Fund will be broadly diversified across global asset classes, with asset allocations becoming more conservative over time.

The LifePath ESG Index 2065 Fund’s custom benchmark consists of the following:

Period(a)	Bloomberg MSCI U.S. Aggregate ESG Focus Index	Bloomberg U.S.Treasury Inflation Protected Securities (TIPS) Index (Series-L)	FTSE EPRA Nareit Developed Index	MSCI Canada Custom Capped Index	MSCI EAFE Extended ESG Focus Index	MSCI EAFE Small Cap Index	MSCI Emerging Markets Extended ESG Focus Index	MSCI Emerging Markets Small Cap Index	MSCI USA Extended ESG Focus Index	MSCI USA Small Cap Extended ESG Focus Index
08/18/20 to 04/30/21	1.0%	0.0%	4.8%	5.1%	27.4%	4.2%	3.7%	1.4%	46.0%	6.4%
05/01/21 to 04/30/22	1.0	0.0	4.8	3.8	26.3	4.2	4.1	1.5	48.7	5.6
05/01/22 to 04/30/23	1.0	0.0	4.8	2.4	24.4	3.5	4.7	1.4	52.1	5.7

(a)	The LifePath ESG Index Fund commenced operations on August 18, 2020.
See “About Fund Performance” for descriptions of the indexes.

Performance

		Average Annual Total Returns(a)(b)
	6-Month Total Returns	1 Year	Since Inception (c)
Institutional	12.28%	1.82%	7.17%
Investor A	12.05	1.48	6.89
Class K	12.31	1.88	7.23
LifePath® ESG Index 2065 Fund Custom Benchmark(d)	12.13	1.26	7.19
Bloomberg MSCI U.S. Aggregate ESG Focus Index	6.92	(0.50)	(4.16)
Bloomberg U.S. TIPS Index (Series-L)	4.27	(4.00)	(0.49)
FTSE EPRA Nareit Developed Index	6.54	(15.28)	2.79
MSCI Canada Custom Capped Index	8.31	(3.45)	10.26
MSCI EAFE Extended ESG Focus Index	24.53	8.18	7.16
MSCI EAFE Small Cap Index	18.90	(1.24)	3.39
MSCI Emerging Markets Extended ESG Focus Index	15.59	(8.72)	(2.98)
MSCI Emerging Markets Small Cap Index	13.21	(5.67)	8.49
MSCI USA Extended ESG Focus Index	7.80	1.34	8.33
MSCI USA Small Cap Extended ESG Focus Index	0.12	(2.07)	9.38

(a)	See “About Fund Performance” for a detailed description of share classes, including any related fees.
(b)

LifePath ESG Index 2065 Fund normally invests its assets in underlying funds according to an asset allocation strategy designed for investors planning to retire or begin withdrawing assets around the year 2065.

(c)	The LifePath ESG Index Fund commenced operations on August 18, 2020.
(d)

The LifePath ESG Index Fund compares its performance to that of a customized weighted index (the “LifePath ESG Index 2065 Fund Custom Benchmark”) comprised of the indexes indicated above, which reflects the investment adviser’s changes to the benchmark’s weightings over time. The investment adviser adjusts the weightings of these indexes periodically based upon its evaluation and adjustment of the LifePath ESG Index Fund’s asset allocation strategy. The weightings are presented annually but they are adjusted quarterly.

Past performance is not an indication of future results.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

F U N D S U M M A R Y	23

Fund Summary as of April 30, 2023 (continued)	BlackRock LifePath® ESG Index 2065 Fund

PORTFOLIO ALLOCATION
Asset Type	Percent of Net Assets
Equity Funds	99.0%
Money Market Funds	4.4
Fixed-Income Funds	1.0
Liabilities in Excess of Other Assets	(4.4)

TEN LARGEST HOLDINGS
Security(a)	Percent of Net Assets
iShares ESG Aware MSCI USA ETF	53.2%
iShares ESG Aware MSCI EAFE ETF	23.0
iShares ESG Aware MSCI EM ETF	5.8
iShares ESG Aware MSCI USA Small-Cap ETF	5.0
iShares Developed Real Estate Index Fund, Class K	4.7
BlackRock Cash Funds: Institutional, SL Agency Shares	4.1
iShares MSCI EAFE Small-Cap ETF	3.6
iShares MSCI Canada ETF	2.3
iShares MSCI Emerging Markets Small-Cap ETF	1.4
iShares ESG Aware U.S. Aggregate Bond ETF	1.0

(a)	Excludes short-term securities.

24	2 0 2 3 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

About Fund Performance

Institutional and Class K Shares are not subject to any sales charge. These shares bear no ongoing distribution or service fees and are available only to certain eligible investors.

Investor A Shares are not subject to any sales charge and bear no ongoing distribution fee. These shares are subject to an ongoing service fee of 0.25% per year. These shares are generally available through financial intermediaries.

Past performance is not an indication of future results. Financial markets have experienced extreme volatility and trading in many instruments has been disrupted. These circumstances may continue for an extended period of time and may continue to affect adversely the value and liquidity of the LifePath ESG Index Funds’ investments. As a result, current performance may be lower or higher than the performance data quoted. Refer to blackrock.com to obtain performance data current to the most recent month-end. Performance results do not reflect the deduction of taxes that a shareholder would pay on LifePath ESG Index Fund distributions or the redemption of LifePath ESG Index Fund shares. Figures shown in the performance tables on the previous pages assume reinvestment of all distributions, if any, at net asset value (“NAV”) on the ex-dividend date or payable date, as applicable. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Distributions paid to each class of shares will vary because of the different levels of service, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.

BlackRock Fund Advisors (“BFA” or the “Manager”) and BlackRock Advisors, LLC (“BAL” or the “Administrator”), each LifePath ESG Index Fund’s investment adviser and administrator, respectively, have contractually and/or voluntarily agreed to waive and/or reimburse a portion of each LifePath ESG Index Fund’s expenses. Without such waiver(s) and/or reimbursement(s), each LifePath ESG Index Fund’s performance would have been lower. With respect to each LifePath ESG Index Fund’s voluntary waiver(s), if any, the Manager and the Administrator are under no obligation to waive and/or reimburse or to continue waiving and/or reimbursing their fees and such voluntary waiver(s) may be reduced or discontinued at any time. With respect to each LifePath ESG Index Fund’s contractual waiver(s), if any, the Manager and the Administrator are under no obligation to continue waiving and/or reimbursing their fees after the applicable termination date of such agreement. See the Notes to Financial Statements for additional information on waivers and/or reimbursements.

The LifePath ESG Index Funds’ custom benchmarks are hypothetical representations of the performance of the respective LifePath ESG Index Fund’s asset classes according to their weightings as of the most recent quarter-end. The weightings of the various indexes that are included in the LifePath ESG Index Funds’ custom benchmarks are adjusted quarterly to reflect the LifePath ESG Index Funds’ changing asset allocations over time. As of April 30, 2023, the following indexes are used to calculate the LifePath ESG Index Funds’ custom benchmarks: Bloomberg MSCI U.S. Aggregate ESG Focus Index, Bloomberg U.S. Treasury Inflation Protected Securities (“TIPS”) Index (Series-L), FTSE EPRA Nareit Developed Index, MSCI Canada Custom Capped Index, MSCI EAFE Extended ESG Focus Index, MSCI EAFE Small Cap Index, MSCI Emerging Markets Extended ESG Focus Index, MSCI Emerging Markets Small Cap Index, MSCI USA Extended ESG Focus Index and MSCI USA Small Cap Extended ESG Focus Index.

The Bloomberg MSCI U.S. Aggregate ESG Focus Index is an optimized fixed-income index designed to reflect the performance of U.S. dollar-denominated, investment-grade bonds from issuers generally evaluated for favorable ESG practices, while exhibiting risk and return characteristics similar to those of the Bloomberg U.S. Aggregate Bond Index. The Bloomberg U.S. TIPS Index (Series-L) is a market value-weighted index that tracks inflation-protected securities issued by the U.S. Treasury. The FTSE EPRA Nareit Developed Index is a global market capitalization weighted index composed of listed real estate securities from Developed Markets (DM) countries in North America, Europe, and Asia. The MSCI Canada Custom Capped Index is an index that is designed to measure the performance of the large and mid-cap segments of the Canadian market. The MSCI Canada Custom Capped Index uses a variation of MSCI 25/50 Indexes methodology. The MSCI EAFE Extended ESG Focus Index is an index based on the MSCI EAFE Index, its parent index, which includes securities across DM countries around the world, excluding the US and Canada. The Index is designed to maximize exposure to positive environmental, social and governance (ESG) factors while exhibiting risk and return characteristics similar to those of the MSCI EAFE Index. The MSCI EAFE Small Cap Index is an equity index which captures small cap representation across DM countries around the world, excluding the US and Canada. The index covers approximately 14% of the free float-adjusted market capitalization in each country. The MSCI Emerging Markets Extended ESG Focus Index is an index based on the MSCI Emerging Markets Index, its parent index, which includes securities across Emerging Markets (EM) countries. The index is designed to maximize exposure to positive ESG factors while exhibiting risk and return characteristics similar to those of the MSCI Emerging Markets Index. The MSCI Emerging Markets Small Cap Index is an equity index which includes small cap representation across EM countries. The index covers approximately 14% of the free float-adjusted market capitalization in each country. The MSCI USA Extended ESG Focus Index is an optimized equity index designed to reflect the equity performance of U.S. companies that have favorable ESG characteristics, while exhibiting risk and return characteristics similar to those of the MSCI USA Index. The MSCI USA Small Cap Extended ESG Focus Index is an index based on the MSCI USA Small Cap Index, its parent index, which includes small cap stocks across the U.S. equity markets. The Index is designed to maximize exposure to positive ESG factors while exhibiting risk and return characteristics similar to those of the MSCI USA Small Cap Index.

A B O U T F U N D P E R F O R M A N C E	25

Disclosure of Expenses

Shareholders of each LifePath ESG Index Fund may incur the following charges: (a) transactional expenses; and (b) operating expenses, including investment advisory fees, administration fees, service and distribution fees, including 12b-1 fees, acquired fund fees and expenses, and other fund expenses. The expense examples shown (which are based on a hypothetical investment of $1,000 invested at the beginning of the period and held through the end of the period) are intended to assist shareholders both in calculating expenses based on an investment in each LifePath ESG Index Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The expense examples provide information about actual account values and actual expenses. Annualized expense ratios reflect contractual and voluntary fee waivers, if any. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their LifePath ESG Index Fund and share class under the heading entitled “Expenses Paid During the Period.”

The expense examples also provide information about hypothetical account values and hypothetical expenses based on a LifePath ESG Index Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in these LifePath ESG Index Funds and other funds, compare the 5% hypothetical examples with the 5% hypothetical examples that appear in shareholder reports of other funds.

The expenses shown in the expense examples are intended to highlight shareholders’ ongoing costs only and do not reflect transactional expenses, such as sales charges, if any. Therefore, the hypothetical examples are useful in comparing ongoing expenses only and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

Expense Example

	Actual			Hypothetical 5% Return

	Beginning Account Value (11/01/22)	Ending Account Value (04/30/23)	Expenses Paid During the Period (a)	Beginning Account Value (11/01/22)	Ending Account Value (04/30/23)	Expenses Paid During the Period (a)	Annualized Expense Ratio
LifePath ESG Index Retirement Fund
Institutional	$ 1,000.00	$ 1,087.30	$ 0.57	$ 1,000.00	$ 1,024.25	$ 0.55	0.11%
Investor A	1,000.00	1,085.90	1.86	1,000.00	1,023.01	1.81	0.36
Class K	1,000.00	1,087.50	0.31	1,000.00	1,024.50	0.30	0.06
LifePath ESG Index 2025 Fund
Institutional	1,000.00	1,089.90	0.57	1,000.00	1,024.25	0.55	0.11
Investor A	1,000.00	1,088.70	1.86	1,000.00	1,023.01	1.81	0.36
Class K	1,000.00	1,090.30	0.31	1,000.00	1,024.50	0.30	0.06
LifePath ESG Index 2030 Fund
Institutional	1,000.00	1,097.10	0.47	1,000.00	1,024.35	0.45	0.09
Investor A	1,000.00	1,094.80	1.77	1,000.00	1,023.11	1.71	0.34
Class K	1,000.00	1,097.40	0.21	1,000.00	1,024.60	0.20	0.04
LifePath ESG Index 2035 Fund
Institutional	1,000.00	1,104.70	0.42	1,000.00	1,024.40	0.40	0.08
Investor A	1,000.00	1,103.50	1.72	1,000.00	1,023.16	1.66	0.33
Class K	1,000.00	1,105.00	0.16	1,000.00	1,024.65	0.15	0.03
LifePath ESG Index 2040 Fund
Institutional	1,000.00	1,111.80	0.37	1,000.00	1,024.45	0.35	0.07
Investor A	1,000.00	1,109.50	1.67	1,000.00	1,023.21	1.61	0.32
Class K	1,000.00	1,112.20	0.10	1,000.00	1,024.70	0.10	0.02
LifePath ESG Index 2045 Fund
Institutional	1,000.00	1,117.10	0.37	1,000.00	1,024.45	0.35	0.07
Investor A	1,000.00	1,115.80	1.68	1,000.00	1,023.21	1.61	0.32
Class K	1,000.00	1,117.40	0.10	1,000.00	1,024.70	0.10	0.02
LifePath ESG Index 2050 Fund
Institutional	1,000.00	1,121.80	0.32	1,000.00	1,024.50	0.30	0.06
Investor A	1,000.00	1,119.60	1.63	1,000.00	1,023.26	1.56	0.31
Class K	1,000.00	1,122.10	0.05	1,000.00	1,024.74	0.05	0.01
LifePath ESG Index 2055 Fund
Institutional	1,000.00	1,121.70	0.32	1,000.00	1,024.50	0.30	0.06
Investor A	1,000.00	1,121.50	1.63	1,000.00	1,023.26	1.56	0.31
Class K	1,000.00	1,122.00	0.05	1,000.00	1,024.74	0.05	0.01
LifePath ESG Index 2060 Fund
Institutional	1,000.00	1,122.20	0.32	1,000.00	1,024.50	0.30	0.06
Investor A	1,000.00	1,120.50	1.63	1,000.00	1,023.26	1.56	0.31
Class K	1,000.00	1,122.40	0.05	1,000.00	1,024.74	0.05	0.01
LifePath ESG Index 2065 Fund
Institutional	1,000.00	1,122.80	0.32	1,000.00	1,024.50	0.30	0.06
Investor A	1,000.00	1,120.50	1.63	1,000.00	1,023.26	1.56	0.31
Class K	1,000.00	1,123.10	0.05	1,000.00	1,024.74	0.05	0.01

(a)

For each class of the LifePath ESG Index Funds, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period shown).

26	2 0 2 3 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) April 30, 2023	BlackRock LifePath® ESG Index Retirement Fund (Percentages shown are based on Net Assets)

Security	Shares	Value

Investment Companies(a)

Equity Funds — 40.3%
iShares Developed Real Estate Index Fund, Class K	4,959	$45,124
iShares ESG Aware MSCI EAFE ETF	2,353	173,628
iShares ESG Aware MSCI EM ETF	1,292	40,194
iShares ESG Aware MSCI USA ETF	4,849	443,829
iShares ESG Aware MSCI USA Small-Cap ETF	2,471	82,779
iShares MSCI Canada ETF	551	19,395
iShares MSCI EAFE Small-Cap ETF	438	26,648
iShares MSCI Emerging Markets Small-Cap ETF	221	11,262

		842,859

Fixed-Income Funds — 59.8%
iShares ESG Aware U.S. Aggregate Bond ETF(b)	22,518	1,085,368
iShares TIPS Bond ETF	1,481	163,177

		1,248,545

Money Market Funds — 44.5%
BlackRock Cash Funds: Institutional, SL Agency Shares, 5.02%(c)(d)	924,941	925,218
BlackRock Cash Funds: Treasury, SL Agency Shares, 4.75%(c)	4,180	4,180

		929,398

Total Investments — 144.6% (Cost: $3,092,641)		3,020,802

Liabilities in Excess of Other Assets — (44.6)%		(931,280)

Net Assets — 100.0%		$2,089,522

(a)	Affiliate of the Fund.
(b)	All or a portion of this security is on loan.
(c)	Annualized 7-day yield as of period end.
(d)	All or a portion of this security was purchased with the cash collateral from loaned securities.

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the six months ended April 30, 2023 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 10/31/22	Purchases at Cost		Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 04/30/23	Shares Held at 04/30/23	Income		Capital Gain Distributions from Underlying Funds

BlackRock Cash Funds: Institutional, SL Agency Shares	$732,939	$192,037	(a)	$—	$238	$4	$925,218	924,941	$2,729	(b)	$—
BlackRock Cash Funds: Treasury, SL Agency Shares	3,606	574	(a)	—	—	—	4,180	4,180	97		—
iShares Developed Real Estate Index Fund, Class K	40,936	2,451		(674)	(71)	2,482	45,124	4,959	346		—
iShares ESG Aware MSCI EAFE ETF	187,288	10,484		(66,814)	4,320	38,350	173,628	2,353	915		—
iShares ESG Aware MSCI EM ETF	25,380	11,920		(483)	(189)	3,566	40,194	1,292	498		—
iShares ESG Aware MSCI USA ETF	345,744	83,030		(9,179)	(41)	24,275	443,829	4,849	3,395		—
iShares ESG Aware MSCI USA Small-Cap ETF	90,538	5,446		(12,440)	(831)	66	82,779	2,471	693		—
iShares ESG Aware U.S. Aggregate Bond ETF	960,632	96,915		(25,285)	(5,154)	58,260	1,085,368	22,518	14,270		—
iShares MSCI Canada ETF	26,787	1,609		(10,492)	(1,649)	3,140	19,395	551	399		—
iShares MSCI EAFE Small-Cap ETF	27,100	1,274		(6,861)	(53)	5,188	26,648	438	—		—
iShares MSCI Emerging Markets Small-Cap ETF	9,228	1,162		(194)	(23)	1,089	11,262	221	85		—
iShares TIPS Bond ETF	150,010	10,086		(2,352)	(423)	5,856	163,177	1,481	874		—

					$(3,876)	$142,276	$3,020,802		$24,301		$—

(a)	Represents net amount purchased (sold).
(b)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

S C H E D U L E O F I N V E S T M E N T S	27

Schedule of Investments (unaudited) (continued) April 30, 2023	BlackRock LifePath® ESG Index Retirement Fund

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Assets
Investments
Investment Companies
Equity Funds	$842,859	$—	$—	$842,859
Fixed-Income Funds	1,248,545	—	—	1,248,545
Money Market Funds	929,398	—	—	929,398

	$3,020,802	$—	$—	$3,020,802

See notes to financial statements.

28	2 0 2 3 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) April 30, 2023	BlackRock LifePath® ESG Index 2025 Fund (Percentages shown are based on Net Assets)

Security	Shares	Value

Investment Companies(a)

Equity Funds — 45.4%
iShares Developed Real Estate Index Fund, Class K	6,465	$58,835
iShares ESG Aware MSCI EAFE ETF	3,641	268,669
iShares ESG Aware MSCI EM ETF(b)	2,049	63,744
iShares ESG Aware MSCI USA ETF	7,407	677,963
iShares ESG Aware MSCI USA Small-Cap ETF(b)	3,473	116,346
iShares MSCI Canada ETF	898	31,610
iShares MSCI EAFE Small-Cap ETF	706	42,953
iShares MSCI Emerging Markets Small-Cap ETF	358	18,244

		1,278,364

Fixed-Income Funds — 54.6%
iShares ESG Aware U.S. Aggregate Bond ETF(b)	27,558	1,328,296
iShares TIPS Bond ETF	1,921	211,656

		1,539,952

Money Market Funds — 44.0%
BlackRock Cash Funds: Institutional, SL Agency Shares, 5.02%(c)(d)	1,232,506	1,232,876
BlackRock Cash Funds: Treasury, SL Agency Shares, 4.75%(c)	7,088	7,088

		1,239,964

Total Investments — 144.0% (Cost: $4,100,590)		4,058,280

Liabilities in Excess of Other Assets — (44.0)%		(1,240,531)

Net Assets — 100.0%		$2,817,749

(a)	Affiliate of the Fund.
(b)	All or a portion of this security is on loan.
(c)	Annualized 7-day yield as of period end.
(d)	All or a portion of this security was purchased with the cash collateral from loaned securities.

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the six months ended April 30, 2023 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 10/31/22	Purchases at Cost		Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 04/30/23	Shares Held at 04/30/23	Income		Capital Gain Distributions from Underlying Funds

BlackRock Cash Funds: Institutional, SL Agency Shares	$1,123,681	$109,107	(a)	$—	$94	$(6)	$1,232,876	1,232,506	$1,569	(b)	$—
BlackRock Cash Funds: Treasury, SL Agency Shares	5,067	2,021	(a)	—	—	—	7,088	7,088	107		—
iShares Developed Real Estate Index Fund, Class K	53,630	2,462		(540)	(85)	3,368	58,835	6,465	451		—
iShares ESG Aware MSCI EAFE ETF	303,475	8,953		(112,430)	4,842	63,829	268,669	3,641	1,488		—
iShares ESG Aware MSCI EM ETF	41,181	18,435		(1,475)	(183)	5,786	63,744	2,049	810		—
iShares ESG Aware MSCI USA ETF	566,636	85,593		(13,508)	(736)	39,978	677,963	7,407	5,461		—
iShares ESG Aware MSCI USA Small-Cap ETF	131,205	4,716		(18,952)	(731)	108	116,346	3,473	992		—
iShares ESG Aware U.S. Aggregate Bond ETF	1,162,673	112,424		(11,493)	(2,338)	67,030	1,328,296	27,558	17,370		—
iShares MSCI Canada ETF	37,951	1,344		(9,975)	(240)	2,530	31,610	898	566		—
iShares MSCI EAFE Small-Cap ETF	43,757	834		(10,028)	(898)	9,288	42,953	706	—		—
iShares MSCI Emerging Markets Small-Cap ETF	15,531	1,053		(146)	(34)	1,840	18,244	358	140		—
iShares TIPS Bond ETF	197,034	9,438		(1,927)	(376)	7,487	211,656	1,921	1,151		—

					$(685)	$201,238	$4,058,280		$30,105		$—

(a)	Represents net amount purchased (sold).
(b)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

S C H E D U L E O F I N V E S T M E N T S	29

Schedule of Investments (unaudited) (continued) April 30, 2023	BlackRock LifePath® ESG Index 2025 Fund

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Assets
Investments
Investment Companies
Equity Funds	$1,278,364	$—	$—	$1,278,364
Fixed-Income Funds	1,539,952	—	—	1,539,952
Money Market Funds	1,239,964	—	—	1,239,964

	$4,058,280	$—	$—	$4,058,280

See notes to financial statements.

30	2 0 2 3 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) April 30, 2023	BlackRock LifePath® ESG Index 2030 Fund (Percentages shown are based on Net Assets)

Security	Shares	Value

Investment Companies(a)

Equity Funds — 57.9%
iShares Developed Real Estate Index Fund, Class K	10,462	$95,202
iShares ESG Aware MSCI EAFE ETF	6,341	467,902
iShares ESG Aware MSCI EM ETF(b)	3,598	111,934
iShares ESG Aware MSCI USA ETF	12,434	1,138,084
iShares ESG Aware MSCI USA Small-Cap ETF(b)	4,775	159,963
iShares MSCI Canada ETF	1,531	53,891
iShares MSCI EAFE Small-Cap ETF	1,212	73,738
iShares MSCI Emerging Markets Small-Cap ETF	609	31,035

		2,131,749

Fixed-Income Funds — 42.1%
iShares ESG Aware U.S. Aggregate Bond ETF	26,999	1,301,352
iShares TIPS Bond ETF	2,227	245,371

		1,546,723

Money Market Funds — 3.5%
BlackRock Cash Funds: Institutional, SL Agency Shares, 5.02%(c)(d)	120,492	120,528
BlackRock Cash Funds: Treasury, SL Agency Shares, 4.75%(c)	7,713	7,713

		128,241

Total Investments — 103.5% (Cost: $3,767,047)		3,806,713

Liabilities in Excess of Other Assets — (3.5)%		(127,045)

Net Assets — 100.0%		$3,679,668

(a)	Affiliate of the Fund.
(b)	All or a portion of this security is on loan.
(c)	Annualized 7-day yield as of period end.
(d)	All or a portion of this security was purchased with the cash collateral from loaned securities.

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the six months ended April 30, 2023 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 10/31/22	Purchases at Cost		Proceeds from Sales		Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 04/30/23	Shares Held at 04/30/23	Income		Capital Gain Distributions from Underlying Funds
BlackRock Cash Funds: Institutional, SL Agency Shares	$1,049,206	$—		$(929,302	)(a)	$601	$23	$120,528	120,492	$2,278	(b)	$—
BlackRock Cash Funds: Treasury, SL Agency Shares	5,785	1,928	(a)	—		—	—	7,713	7,713	243		—
iShares Developed Real Estate Index Fund, Class K	78,441	14,991		(2,379)		(97)	4,246	95,202	10,462	731		—
iShares ESG Aware MSCI EAFE ETF	438,075	85,131		(157,663)		(3,085)	105,444	467,902	6,341	2,157		—
iShares ESG Aware MSCI EM ETF	57,636	50,010		(3,117)		(937)	8,342	111,934	3,598	1,130		—
iShares ESG Aware MSCI USA ETF	841,465	258,754		(20,700)		(395)	58,960	1,138,084	12,434	8,858		—
iShares ESG Aware MSCI USA Small-Cap ETF	160,844	31,026		(28,895)		(2,738)	(274)	159,963	4,775	1,300		—
iShares ESG Aware U.S. Aggregate Bond ETF	980,416	286,005		(20,799)		(3,917)	59,647	1,301,352	26,999	15,477		—
iShares MSCI Canada ETF	44,624	8,903		(2,513)		(76)	2,953	53,891	1,531	664		—
iShares MSCI EAFE Small-Cap ETF	63,675	11,443		(13,534)		(2,454)	14,608	73,738	1,212	—		—
iShares MSCI Emerging Markets Small-Cap ETF	23,708	5,215		(599)		(147)	2,858	31,035	609	210		—
iShares TIPS Bond ETF	195,332	46,617		(4,213)		(798)	8,433	245,371	2,227	1,185		—

						$(14,043)	$265,240	$3,806,713		$34,233		$—

(a)	Represents net amount purchased (sold).
(b)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

S C H E D U L E O F I N V E S T M E N T S	31

Schedule of Investments (unaudited) (continued) April 30, 2023	BlackRock LifePath® ESG Index 2030 Fund

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total
Assets
Investments
Investment Companies
Equity Funds	$2,131,749	$—	$—	$2,131,749
Fixed-Income Funds	1,546,723	—	—	1,546,723
Money Market Funds	128,241	—	—	128,241

	$3,806,713	$—	$—	$3,806,713

See notes to financial statements.

32	2 0 2 3 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) April 30, 2023	BlackRock LifePath® ESG Index 2035 Fund (Percentages shown are based on Net Assets)

Security	Shares	Value

Investment Companies(a)

Equity Funds — 69.6%
iShares Developed Real Estate Index Fund, Class K	10,443	$95,029
iShares ESG Aware MSCI EAFE ETF	6,232	459,859
iShares ESG Aware MSCI EM ETF	3,606	112,183
iShares ESG Aware MSCI USA ETF(b)	12,009	1,099,185
iShares ESG Aware MSCI USA Small-Cap ETF	3,978	133,263
iShares MSCI Canada ETF(b)	1,442	50,758
iShares MSCI EAFE Small-Cap ETF	1,198	72,886
iShares MSCI Emerging Markets Small-Cap ETF	568	28,945

		2,052,108

Fixed-Income Funds — 30.3%
iShares ESG Aware U.S. Aggregate Bond ETF(b)	15,271	736,062
iShares TIPS Bond ETF	1,443	158,990

		895,052

Money Market Funds — 30.7%
BlackRock Cash Funds: Institutional, SL Agency Shares, 5.02%(c)(d)	892,652	892,920
BlackRock Cash Funds: Treasury, SL Agency Shares, 4.75%(c)	11,249	11,249

		904,169

Total Investments — 130.6% (Cost: $3,726,816)		3,851,329

Liabilities in Excess of Other Assets — (30.6)%		(903,295)

Net Assets — 100.0%		$2,948,034

(a)	Affiliate of the Fund.
(b)	All or a portion of this security is on loan.
(c)	Annualized 7-day yield as of period end.
(d)	All or a portion of this security was purchased with the cash collateral from loaned securities.

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the six months ended April 30, 2023 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 10/31/22	Purchases at Cost		Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 04/30/23	Shares Held at 04/30/23	Income		Capital Gain Distributions from Underlying Funds
BlackRock Cash Funds: Institutional, SL Agency Shares	$575,447	$317,413	(a)	$—	$46	$14	$892,920	892,652	$3,177	(b)	$—
BlackRock Cash Funds: Treasury, SL Agency Shares	5,790	5,459	(a)	—	—	—	11,249	11,249	193		—
iShares Developed Real Estate Index Fund, Class K	77,174	13,575		(534)	(153)	4,967	95,029	10,443	728		—
iShares ESG Aware MSCI EAFE ETF	426,076	62,848		(131,027)	5,072	96,890	459,859	6,232	2,112		—
iShares ESG Aware MSCI EM ETF	58,755	48,922		(3,428)	(803)	8,737	112,183	3,606	1,149		—
iShares ESG Aware MSCI USA ETF	834,862	209,151		(8,753)	(1,142)	65,067	1,099,185	12,009	8,708		—
iShares ESG Aware MSCI USA Small-Cap ETF	137,443	20,543		(23,787)	(1,055)	119	133,263	3,978	1,105		—
iShares ESG Aware U.S. Aggregate Bond ETF	556,184	151,644		(3,842)	(807)	32,883	736,062	15,271	8,954		—
iShares MSCI Canada ETF	41,816	6,231		(264)	(25)	3,000	50,758	1,442	626		—
iShares MSCI EAFE Small-Cap ETF	61,790	8,603		(9,721)	(1,153)	13,367	72,886	1,198	—		—
iShares MSCI Emerging Markets Small-Cap ETF	22,749	3,683		(196)	(54)	2,763	28,945	568	200		—
iShares TIPS Bond ETF	126,604	28,199		(853)	(181)	5,221	158,990	1,443	781		—

					$(255)	$233,028	$3,851,329		$27,733		$—

(a)	Represents net amount purchased (sold).
(b)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

S C H E D U L E O F I N V E S T M E N T S	33

Schedule of Investments (unaudited) (continued) April 30, 2023	BlackRock LifePath® ESG Index 2035 Fund

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total
Assets
Investments
Investment Companies
Equity Funds	$2,052,108	$—	$—	$2,052,108
Fixed-Income Funds	895,052	—	—	895,052
Money Market Funds	904,169	—	—	904,169

	$3,851,329	$—	$—	$3,851,329

See notes to financial statements.

34	2 0 2 3 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) April 30, 2023	BlackRock LifePath® ESG Index 2040 Fund (Percentages shown are based on Net Assets)

Security	Shares	Value

Investment Companies(a)

Equity Funds — 80.6%
iShares Developed Real Estate Index Fund, Class K	15,760	$143,413
iShares ESG Aware MSCI EAFE ETF(b)	9,341	689,272
iShares ESG Aware MSCI EM ETF(b)	5,560	172,972
iShares ESG Aware MSCI USA ETF	17,754	1,625,024
iShares ESG Aware MSCI USA Small-Cap ETF	5,281	176,914
iShares MSCI Canada ETF(b)	1,981	69,731
iShares MSCI EAFE Small-Cap ETF	1,785	108,599
iShares MSCI Emerging Markets Small-Cap ETF(b)	854	43,520

		3,029,445

Fixed-Income Funds — 19.4%
iShares ESG Aware U.S. Aggregate Bond ETF(b)	11,972	577,050
iShares TIPS Bond ETF	1,372	151,167

		728,217

Money Market Funds — 21.2%
BlackRock Cash Funds: Institutional, SL Agency Shares, 5.02%(c)(d)	786,309	786,544
BlackRock Cash Funds: Treasury, SL Agency Shares, 4.75%(c)	12,301	12,301

		798,845

Total Investments — 121.2% (Cost: $4,341,005)		4,556,507

Liabilities in Excess of Other Assets — (21.2)%		(796,122)

Net Assets — 100.0%		$3,760,385

(a)	Affiliate of the Fund.
(b)	All or a portion of this security is on loan.
(c)	Annualized 7-day yield as of period end.
(d)	All or a portion of this security was purchased with the cash collateral from loaned securities.

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the six months ended April 30, 2023 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 10/31/22	Purchases at Cost		Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 04/30/23	Shares Held at 04/30/23	Income		Capital Gain Distributions from Underlying Funds
BlackRock Cash Funds: Institutional, SL Agency Shares	$90,700	$695,602	(a)	$—	$241	$1	$786,544	786,309	$3,185	(b)	$—
BlackRock Cash Funds: Treasury, SL Agency Shares	8,157	4,144	(a)	—	—	—	12,301	12,301	314		—
iShares Developed Real Estate Index Fund, Class K	105,211	33,723		(1,230)	(168)	5,877	143,413	15,760	1,096		—
iShares ESG Aware MSCI EAFE ETF	581,229	144,262		(176,553)	(866)	141,200	689,272	9,341	3,009		—
iShares ESG Aware MSCI EM ETF	79,741	84,085		(950)	(168)	10,264	172,972	5,560	1,623		—
iShares ESG Aware MSCI USA ETF	1,152,223	404,048		(16,921)	(2,546)	88,220	1,625,024	17,754	12,857		—
iShares ESG Aware MSCI USA Small-Cap ETF	169,072	41,511		(30,657)	(2,227)	(785)	176,914	5,281	1,432		—
iShares ESG Aware U.S. Aggregate Bond ETF	395,219	162,518		(4,342)	(873)	24,528	577,050	11,972	6,616		—
iShares MSCI Canada ETF	52,385	14,330		(600)	(28)	3,644	69,731	1,981	817		—
iShares MSCI EAFE Small-Cap ETF	85,885	19,819		(13,628)	(2,878)	19,401	108,599	1,785	—		—
iShares MSCI Emerging Markets Small-Cap ETF	32,022	8,148		(394)	(104)	3,848	43,520	854	292		—
iShares TIPS Bond ETF	107,879	39,984		(1,287)	(262)	4,853	151,167	1,372	702		—

					$(9,879)	$301,051	$4,556,507		$31,943		$—

(a)	Represents net amount purchased (sold).
(b)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

S C H E D U L E O F I N V E S T M E N T S	35

Schedule of Investments (unaudited) (continued) April 30, 2023	BlackRock LifePath® ESG Index 2040 Fund

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Assets
Investments
Investment Companies
Equity Funds	$3,029,445	$—	$—	$3,029,445
Fixed-Income Funds	728,217	—	—	728,217
Money Market Funds	798,845	—	—	798,845

	$4,556,507	$—	$—	$4,556,507

See notes to financial statements.

36	2 0 2 3 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) April 30, 2023	BlackRock LifePath® ESG Index 2045 Fund (Percentages shown are based on Net Assets)

Security	Shares	Value

Investment Companies(a)

Equity Funds — 90.6%
iShares Developed Real Estate Index Fund, Class K	18,522	$168,556
iShares ESG Aware MSCI EAFE ETF	11,059	816,044
iShares ESG Aware MSCI EM ETF(b)	6,615	205,792
iShares ESG Aware MSCI USA ETF	20,823	1,905,929
iShares ESG Aware MSCI USA Small-Cap ETF	5,690	190,615
iShares MSCI Canada ETF(b)	2,312	81,382
iShares MSCI EAFE Small-Cap ETF	2,168	131,901
iShares MSCI Emerging Markets Small-Cap ETF	1,008	51,368

		3,551,587

Fixed-Income Funds — 9.5%
iShares ESG Aware U.S. Aggregate Bond ETF(b)	5,793	279,223
iShares TIPS Bond ETF	832	91,670

		370,893

Money Market Funds — 12.8%
BlackRock Cash Funds: Institutional, SL Agency Shares, 5.02%(c)(d)	486,602	486,747
BlackRock Cash Funds: Treasury, SL Agency Shares, 4.75%(c)	14,766	14,766

		501,513

Total Investments — 112.9% (Cost: $4,146,817)		4,423,993

Liabilities in Excess of Other Assets — (12.9)%		(505,983)

Net Assets — 100.0%		$3,918,010

(a)	Affiliate of the Fund.
(b)	All or a portion of this security is on loan.
(c)	Annualized 7-day yield as of period end.
(d)	All or a portion of this security was purchased with the cash collateral from loaned securities.

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the six months ended April 30, 2023 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 10/31/22	Purchases at Cost		Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 04/30/23	Shares Held at 04/30/23	Income		Capital Gain Distributions from Underlying Funds

BlackRock Cash Funds: Institutional, SL Agency Shares	$68,027	$418,469	(a)	$—	$251	$—	$486,747	486,602	$2,726	(b)	$—
BlackRock Cash Funds: Treasury, SL Agency Shares	9,165	5,601	(a)	—	—	—	14,766	14,766	173		—
iShares Developed Real Estate Index Fund, Class K	146,767	16,311		(3,514)	(714)	9,706	168,556	18,522	1,292		—
iShares ESG Aware MSCI EAFE ETF	796,257	52,416		(217,704)	(1,694)	186,769	816,044	11,059	3,982		—
iShares ESG Aware MSCI EM ETF	108,532	91,947		(9,333)	(1,011)	15,657	205,792	6,615	2,138		—
iShares ESG Aware MSCI USA ETF	1,591,691	243,741		(42,070)	(5,919)	118,486	1,905,929	20,823	16,067		—
iShares ESG Aware MSCI USA Small-Cap ETF	214,189	15,422		(37,644)	(1,893)	541	190,615	5,690	1,663		—
iShares ESG Aware U.S. Aggregate Bond ETF	217,347	54,816		(5,568)	(1,007)	13,635	279,223	5,793	3,452		—
iShares MSCI Canada ETF	71,081	7,201		(1,691)	(40)	4,831	81,382	2,312	1,063		—
iShares MSCI EAFE Small-Cap ETF	116,653	6,441		(13,343)	(3,550)	25,700	131,901	2,168	—		—
iShares MSCI Emerging Markets Small-Cap ETF	44,584	2,629		(1,009)	(248)	5,412	51,368	1,008	390		—
iShares TIPS Bond ETF	73,090	17,504		(1,860)	(361)	3,297	91,670	832	463		—

					$(16,186)	$384,034	$4,423,993		$33,409		$—

(a)	Represents net amount purchased (sold).
(b)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

S C H E D U L E O F I N V E S T M E N T S	37

Schedule of Investments (unaudited) (continued) April 30, 2023	BlackRock LifePath® ESG Index 2045 Fund

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Assets
Investments
Investment Companies
Equity Funds	$3,551,587	$—	$—	$3,551,587
Fixed-Income Funds	370,893	—	—	370,893
Money Market Funds	501,513	—	—	501,513

	$4,423,993	$—	$—	$4,423,993

See notes to financial statements.

38	2 0 2 3 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) April 30, 2023	BlackRock LifePath® ESG Index 2050 Fund (Percentages shown are based on Net Assets)

Security	Shares	Value

Investment Companies(a)

Equity Funds — 96.7%
iShares Developed Real Estate Index Fund, Class K	21,866	$198,980
iShares ESG Aware MSCI EAFE ETF	13,064	963,993
iShares ESG Aware MSCI EM ETF(b)	7,898	245,707
iShares ESG Aware MSCI USA ETF(b)	24,500	2,242,485
iShares ESG Aware MSCI USA Small-Cap ETF	6,371	213,428
iShares MSCI Canada ETF(b)	2,789	98,173
iShares MSCI EAFE Small-Cap ETF	2,445	148,754
iShares MSCI Emerging Markets Small-Cap ETF(b)	1,174	59,827

		4,171,347

Fixed-Income Funds — 3.2%
iShares ESG Aware U.S. Aggregate Bond ETF(b)	2,074	99,967
iShares TIPS Bond ETF	342	37,682

		137,649

Money Market Funds — 10.5%
BlackRock Cash Funds: Institutional, SL Agency Shares, 5.02%(c)(d)	437,995	438,126
BlackRock Cash Funds: Treasury, SL Agency Shares, 4.75%(c)	17,240	17,240

		455,366

Total Investments — 110.4% (Cost: $4,455,256)		4,764,362

Liabilities in Excess of Other Assets — (10.4)%		(450,634)

Net Assets — 100.0%		$4,313,728

(a)	Affiliate of the Fund.
(b)	All or a portion of this security is on loan.
(c)	Annualized 7-day yield as of period end.
(d)	All or a portion of this security was purchased with the cash collateral from loaned securities.

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the six months ended April 30, 2023 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 10/31/22	Purchases at Cost		Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 04/30/23	Shares Held at 04/30/23	Income		Capital Gain Distributions from Underlying Funds

BlackRock Cash Funds: Institutional, SL Agency Shares	$274,113	$163,697	(a)	$—	$304	$12	$438,126	437,995	$2,550	(b)	$—
BlackRock Cash Funds: Treasury, SL Agency Shares	9,477	7,763	(a)	—	—	—	17,240	17,240	279		—
iShares Developed Real Estate Index Fund, Class K	156,820	32,966		(702)	(191)	10,087	198,980	21,866	1,516		—
iShares ESG Aware MSCI EAFE ETF	853,519	112,731		(206,439)	(1,051)	205,233	963,993	13,064	4,293		—
iShares ESG Aware MSCI EM ETF	116,610	114,183		(540)	(109)	15,563	245,707	7,898	2,294		—
iShares ESG Aware MSCI USA ETF	1,711,570	410,592		(8,281)	(1,657)	130,261	2,242,485	24,500	17,930		—
iShares ESG Aware MSCI USA Small-Cap ETF	222,215	28,298		(35,640)	(2,179)	734	213,428	6,371	1,755		—
iShares ESG Aware U.S. Aggregate Bond ETF	67,530	28,674		(331)	(66)	4,160	99,967	2,074	1,117		—
iShares MSCI Canada ETF	76,432	16,522		(358)	(34)	5,611	98,173	2,789	1,147		—
iShares MSCI EAFE Small-Cap ETF	124,548	14,458		(14,331)	(3,083)	27,162	148,754	2,445	—		—
iShares MSCI Emerging Markets Small-Cap ETF	47,736	6,673		(243)	(68)	5,729	59,827	1,174	422		—
iShares TIPS Bond ETF	26,278	10,407		(107)	(23)	1,127	37,682	342	167		—

					$(8,157)	$405,679	$4,764,362		$33,470		$—

(a)	Represents net amount purchased (sold).
(b)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

S C H E D U L E O F I N V E S T M E N T S	39

Schedule of Investments (unaudited) (continued) April 30, 2023	BlackRock LifePath® ESG Index 2050 Fund

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Assets
Investments
Investment Companies
Equity Funds	$4,171,347	$—	$—	$4,171,347
Fixed-Income Funds	137,649	—	—	137,649
Money Market Funds	455,366	—	—	455,366

	$4,764,362	$—	$—	$4,764,362

See notes to financial statements.

40	2 0 2 3 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) April 30, 2023	BlackRock LifePath® ESG Index 2055 Fund (Percentages shown are based on Net Assets)

Security	Shares	Value

Investment Companies(a)

Equity Funds — 98.9%
iShares Developed Real Estate Index Fund, Class K	15,627	$142,204
iShares ESG Aware MSCI EAFE ETF	9,392	693,036
iShares ESG Aware MSCI EM ETF	5,629	175,118
iShares ESG Aware MSCI USA ETF	17,556	1,606,901
iShares ESG Aware MSCI USA Small-Cap ETF(b)	4,516	151,286
iShares MSCI Canada ETF(b)	1,973	69,449
iShares MSCI EAFE Small-Cap ETF	1,777	108,113
iShares MSCI Emerging Markets Small-Cap ETF	833	42,450

		2,988,557

Fixed-Income Funds — 1.0%
iShares ESG Aware U.S. Aggregate Bond ETF(b)	479	23,088
iShares TIPS Bond ETF	75	8,263

		31,351

Money Market Funds — 4.1%
BlackRock Cash Funds: Institutional, SL Agency Shares, 5.02%(c)(d)	109,864	109,897
BlackRock Cash Funds: Treasury, SL Agency Shares, 4.75%(c)	12,380	12,380

		122,277

Total Investments — 104.0% (Cost: $2,845,935)		3,142,185

Liabilities in Excess of Other Assets — (4.0)%		(120,734)

Net Assets — 100.0%		$3,021,451

(a)	Affiliate of the Fund.
(b)	All or a portion of this security is on loan.
(c)	Annualized 7-day yield as of period end.
(d)	All or a portion of this security was purchased with the cash collateral from loaned securities.

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the six months ended April 30, 2023 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 10/31/22	Purchases at Cost		Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 04/30/23	Shares Held at 04/30/23	Income		Capital Gain Distributions from Underlying Funds
BlackRock Cash Funds: Institutional, SL Agency Shares	$78,921	$30,636	(a)	$—	$337	$3	$109,897	109,864	$1,375	(b)	$—
BlackRock Cash Funds: Treasury, SL Agency Shares	9,689	2,691	(a)	—	—	—	12,380	12,380	147		—
iShares Developed Real Estate Index Fund, Class K	119,562	16,239		(1,124)	(178)	7,705	142,204	15,627	1,085		—
iShares ESG Aware MSCI EAFE ETF	652,925	43,824		(157,028)	2,303	151,012	693,036	9,392	3,282		—
iShares ESG Aware MSCI EM ETF	89,075	80,970		(6,881)	(940)	12,894	175,118	5,629	1,747		—
iShares ESG Aware MSCI USA ETF	1,313,861	211,837		(13,193)	(2,622)	97,018	1,606,901	17,556	13,257		—
iShares ESG Aware MSCI USA Small-Cap ETF	166,880	11,465		(26,275)	(1,029)	245	151,286	4,516	1,286		—
iShares ESG Aware U.S. Aggregate Bond ETF	20,515	1,572		(142)	(29)	1,172	23,088	479	303		—
iShares MSCI Canada ETF	58,232	7,707		(523)	(46)	4,079	69,449	1,973	876		—
iShares MSCI EAFE Small-Cap ETF	94,850	5,002		(9,924)	(1,933)	20,118	108,113	1,777	—		—
iShares MSCI Emerging Markets Small-Cap ETF	36,179	2,442		(389)	(109)	4,327	42,450	833	319		—
iShares TIPS Bond ETF	6,383	1,647		—	—	233	8,263	75	37		—

					$(4,246)	$298,806	$3,142,185		$23,714		$—

(a)	Represents net amount purchased (sold).
(b)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

S C H E D U L E O F I N V E S T M E N T S	41

Schedule of Investments (unaudited) (continued) April 30, 2023	BlackRock LifePath® ESG Index 2055 Fund

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Assets
Investments
Investment Companies
Equity Funds	$2,988,557	$—	$—	$2,988,557
Fixed-Income Funds	31,351	—	—	31,351
Money Market Funds	122,277	—	—	122,277

	$3,142,185	$—	$—	$3,142,185

See notes to financial statements.

42	2 0 2 3 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) April 30, 2023	BlackRock LifePath® ESG Index 2060 Fund (Percentages shown are based on Net Assets)

Security	Shares	Value

Investment Companies(a)

Equity Funds — 98.9%
iShares Developed Real Estate Index Fund, Class K	18,128	$164,966
iShares ESG Aware MSCI EAFE ETF	10,889	803,499
iShares ESG Aware MSCI EM ETF(b)	6,531	203,179
iShares ESG Aware MSCI USA ETF	20,364	1,863,917
iShares ESG Aware MSCI USA Small-Cap ETF	5,246	175,741
iShares MSCI Canada ETF(b)	2,289	80,573
iShares MSCI EAFE Small-Cap ETF	2,077	126,365
iShares MSCI Emerging Markets Small-Cap ETF	969	49,380

		3,467,620

Fixed-Income Funds — 1.0%
iShares ESG Aware U.S. Aggregate Bond ETF(b)	628	30,270
iShares TIPS Bond ETF	45	4,958

		35,228

Money Market Funds — 6.2%
BlackRock Cash Funds: Institutional, SL Agency Shares, 5.02%(c)(d)	203,226	203,287
BlackRock Cash Funds: Treasury, SL Agency Shares, 4.75%(c)	14,880	14,880

		218,167

Total Investments — 106.1% (Cost: $3,392,609)		3,721,015

Liabilities in Excess of Other Assets — (6.1)%		(212,972)

Net Assets — 100.0%		$3,508,043

(a)	Affiliate of the Fund.
(b)	All or a portion of this security is on loan.
(c)	Annualized 7-day yield as of period end.
(d)	All or a portion of this security was purchased with the cash collateral from loaned securities.

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the six months ended April 30, 2023 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 10/31/22	Purchases at Cost		Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 04/30/23	Shares Held at 04/30/23	Income		Capital Gain Distributions from Underlying Funds

BlackRock Cash Funds: Institutional, SL Agency Shares	$79,433	$123,466	(a)	$—	$381	$7	$203,287	203,226	$1,605	(b)	$—
BlackRock Cash Funds: Treasury, SL Agency Shares	9,827	5,053	(a)	—	—	—	14,880	14,880	220		—
iShares Developed Real Estate Index Fund, Class K	129,188	27,928		(358)	(68)	8,276	164,966	18,128	1,244		—
iShares ESG Aware MSCI EAFE ETF	704,187	100,946		(172,689)	417	170,638	803,499	10,889	3,552		—
iShares ESG Aware MSCI EM ETF	96,170	101,133		(7,109)	(929)	13,914	203,179	6,531	1,889		—
iShares ESG Aware MSCI USA ETF	1,415,304	343,583		(3,809)	(638)	109,477	1,863,917	20,364	15,012		—
iShares ESG Aware MSCI USA Small-Cap ETF	179,761	28,092		(31,178)	(1,283)	349	175,741	5,246	1,442		—
iShares ESG Aware U.S. Aggregate Bond ETF	24,079	4,868		(47)	(10)	1,380	30,270	628	379		—
iShares MSCI Canada ETF	62,823	13,312		(165)	(11)	4,614	80,573	2,289	943		—
iShares MSCI EAFE Small-Cap ETF	102,848	12,438		(9,151)	(2,257)	22,487	126,365	2,077	—		—
iShares MSCI Emerging Markets Small-Cap ETF	39,011	5,798		(97)	(27)	4,695	49,380	969	346		—
iShares TIPS Bond ETF	4,468	323		—	—	167	4,958	45	26		—

					$(4,425)	$336,004	$3,721,015		$26,658		$—

(a)	Represents net amount purchased (sold).
(b)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

S C H E D U L E O F I N V E S T M E N T S	43

Schedule of Investments (unaudited) (continued) April 30, 2023	BlackRock LifePath® ESG Index 2060 Fund

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Assets
Investments
Investment Companies
Equity Funds	$3,467,620	$—	$—	$3,467,620
Fixed-Income Funds	35,228	—	—	35,228
Money Market Funds	218,167	—	—	218,167

	$3,721,015	$—	$—	$3,721,015

See notes to financial statements.

44	2 0 2 3 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) April 30, 2023	BlackRock LifePath® ESG Index 2065 Fund (Percentages shown are based on Net Assets)

Security	Shares	Value

Investment Companies(a)

Equity Funds — 99.0%
iShares Developed Real Estate Index Fund, Class K	12,527	$113,995
iShares ESG Aware MSCI EAFE ETF	7,541	556,450
iShares ESG Aware MSCI EM ETF(b)	4,513	140,399
iShares ESG Aware MSCI USA ETF	14,099	1,290,482
iShares ESG Aware MSCI USA Small-Cap ETF	3,641	121,974
iShares MSCI Canada ETF(b)	1,577	55,510
iShares MSCI EAFE Small-Cap ETF	1,454	88,461
iShares MSCI Emerging Markets Small-Cap ETF	673	34,296

		2,401,567

Fixed-Income Funds — 1.0%
iShares ESG Aware U.S. Aggregate Bond ETF(b)	506	24,389

Money Market Funds — 4.4%
BlackRock Cash Funds: Institutional, SL Agency Shares, 5.02%(c)(d)	99,633	99,663
BlackRock Cash Funds: Treasury, SL Agency Shares, 4.75%(c)	6,548	6,548

		106,211

Total Investments — 104.4% (Cost: $2,255,082)		2,532,167

Liabilities in Excess of Other Assets — (4.4)%		(107,498)

Net Assets — 100.0%		$2,424,669

(a)	Affiliate of the Fund.
(b)	All or a portion of this security is on loan.
(c)	Annualized 7-day yield as of period end.
(d)	All or a portion of this security was purchased with the cash collateral from loaned securities.

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the six months ended April 30, 2023 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 10/31/22	Purchases at Cost		Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 04/30/23	Shares Held at 04/30/23	Income		Capital Gain Distributions from Underlying Funds

BlackRock Cash Funds: Institutional, SL Agency Shares	$41,930	$57,412	(a)	$—	$317	$4	$99,663	99,633	$1,102	(b)	$—
BlackRock Cash Funds: Treasury, SL Agency Shares	4,319	2,229	(a)	—	—	—	6,548	6,548	93		—
iShares Developed Real Estate Index Fund, Class K	100,815	8,650		(1,709)	(290)	6,529	113,995	12,527	877		—
iShares ESG Aware MSCI EAFE ETF	550,757	13,414		(135,123)	8,893	118,509	556,450	7,541	2,755		—
iShares ESG Aware MSCI EM ETF	71,827	64,581		(5,873)	(794)	10,658	140,399	4,513	1,451		—
iShares ESG Aware MSCI USA ETF	1,108,662	126,260		(21,475)	(3,908)	80,943	1,290,482	14,099	11,012		—
iShares ESG Aware MSCI USA Small-Cap ETF	141,320	3,684		(22,316)	279	(993)	121,974	3,641	1,075		—
iShares ESG Aware U.S. Aggregate Bond ETF	21,246	2,264		(331)	(66)	1,276	24,389	506	322		—
iShares MSCI Canada ETF	49,512	3,561		(829)	(38)	3,304	55,510	1,577	738		—
iShares MSCI EAFE Small-Cap ETF	79,976	1,120		(7,801)	(1,258)	16,424	88,461	1,454	—		—
iShares MSCI Emerging Markets Small-Cap ETF	30,651	647		(539)	(145)	3,682	34,296	673	268		—

					$2,990	$240,336	$2,532,167		$19,693		$—

(a)	Represents net amount purchased (sold).
(b)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

S C H E D U L E O F I N V E S T M E N T S	45

Schedule of Investments (unaudited) (continued) April 30, 2023	BlackRock LifePath® ESG Index 2065 Fund

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Assets
Investments
Investment Companies
Equity Funds	$2,401,567	$—	$—	$2,401,567
Fixed-Income Funds	24,389	—	—	24,389
Money Market Funds	106,211	—	—	106,211

	$2,532,167	$—	$—	$2,532,167

See notes to financial statements.

46	2 0 2 3 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Assets and Liabilities (unaudited)

April 30, 2023

	BlackRock LifePath® ESG Index Retirement Fund	BlackRock LifePath® ESG Index 2025 Fund	BlackRock LifePath® ESG Index 2030 Fund	BlackRock LifePath® ESG Index 2035 Fund

ASSETS
Investments, at value — affiliated(a)(b)	$3,020,802	$4,058,280	$3,806,713	$3,851,329
Cash	245	—	—	—
Receivables:
Investments sold	—	8,393	14,174	9,223
Securities lending income — affiliated	673	547	336	593
Capital shares sold	—	505	1,097	1,456
Dividends — affiliated	15	1	1	1
From the Administrator	1,499	1,390	1,268	1,395
From the Manager	151	217	320	280

Total assets	3,023,385	4,069,333	3,823,909	3,864,277

LIABILITIES
Collateral on securities loaned	925,218	1,232,860	120,529	892,920
Payables:
Investments purchased	—	9,978	14,900	14,674
Trustees’ and Officer’s fees	1,095	1,094	1,093	1,094
Professional fees	7,519	7,520	7,506	7,518
Service fees	31	132	213	37

Total liabilities	933,863	1,251,584	144,241	916,243

NET ASSETS	$2,089,522	$2,817,749	$$3,679,668	$2,948,034

NET ASSETS CONSIST OF
Paid-in capital	$2,185,304	$2,884,012	$3,686,178	$2,838,609
Accumulated earnings (loss)	(95,782)	(66,263)	(6,510)	109,425

NET ASSETS	$2,089,522	$2,817,749	$3,679,668	$2,948,034

NET ASSET VALUE
Institutional
Net assets	$95,586	$99,355	$109,352	$127,928

Shares outstanding	10,000	10,000	10,621	12,127

Net asset value	$9.56	$9.94	$10.30	$10.55

Shares authorized	Unlimited	Unlimited	Unlimited	Unlimited

Par value	No par value	No par value	No par value	No par value

Investor A
Net assets	$160,955	$682,160	$1,084,659	$187,004

Shares outstanding	16,843	68,724	105,473	17,737

Net asset value	$9.56	$9.93	$10.28	$10.54

Shares authorized	Unlimited	Unlimited	Unlimited	Unlimited

Par value	No par value	No par value	No par value	No par value

Class K
Net assets	$1,832,981	$2,036,234	$2,485,657	$2,633,102

Shares outstanding	191,749	204,980	241,439	249,598

Net asset value	$9.56	$9.93	$10.30	$10.55

Shares authorized	Unlimited	Unlimited	Unlimited	Unlimited

Par value	No par value	No par value	No par value	No par value

(a) Investments, at cost — affiliated	$3,092,641	$4,100,590	$3,767,047	$3,726,816
(b) Securities loaned, at value	$910,112	$1,212,743	$118,136	$878,875

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	47

Statements of Assets and Liabilities (unaudited) (continued)

April 30, 2023

	BlackRock LifePath® ESG Index 2040 Fund	BlackRock LifePath® ESG Index 2045 Fund	BlackRock LifePath® ESG Index 2050 Fund	BlackRock LifePath® ESG Index 2055 Fund

ASSETS
Investments, at value — affiliated(a)(b)	$4,556,507	$4,423,993	$4,764,362	$3,142,185
Receivables:
Investments sold	13,722	13,945	14,092	9,813
Securities lending income — affiliated	619	413	260	169
Capital shares sold	1,757	1,054	3,036	2,373
Dividends — affiliated	1	1	1	1
From the Administrator	1,287	1,253	1,223	1,388
From the Manager	388	433	491	348

Total assets	4,574,281	4,441,092	4,783,465	3,156,277

LIABILITIES
Collateral on securities loaned	786,456	486,748	438,126	109,898
Payables:
Investments purchased	18,780	21,004	22,932	16,281
Capital shares redeemed	—	6,571	—	—
Trustees’ and Officer’s fees	1,093	1,093	1,093	1,094
Professional fees	7,518	7,520	7,519	7,520
Service fees	49	146	67	33

Total liabilities	813,896	523,082	469,737	134,826

NET ASSETS	$3,760,385	$3,918,010	$4,313,728	$3,021,451

NET ASSETS CONSIST OF
Paid-in capital	$3,581,605	$3,704,577	$4,042,886	$2,749,429
Accumulated earnings	178,780	213,433	270,842	272,022

NET ASSETS	$3,760,385	$3,918,010	$4,313,728	$3,021,451

NET ASSET VALUE
Institutional
Net assets	$301,008	$124,728	$128,223	$122,847

Shares outstanding	27,573	11,114	11,288	10,824

Net asset value	$10.92	$11.22	$11.36	$11.35

Shares authorized	Unlimited	Unlimited	Unlimited	Unlimited

Par value	No par value	No par value	No par value	No par value

Investor A
Net assets	$253,457	$755,885	$356,254	$170,760

Shares outstanding	23,222	67,440	31,389	15,051

Net asset value	$10.91	$11.21	$11.35	$11.35

Shares authorized	Unlimited	Unlimited	Unlimited	Unlimited

Par value	No par value	No par value	No par value	No par value

Class K
Net assets	$3,205,920	$3,037,397	$3,829,251	$2,727,844

Shares outstanding	293,618	270,633	337,169	240,343

Net asset value	$10.92	$11.22	$11.36	$11.35

Shares authorized	Unlimited	Unlimited	Unlimited	Unlimited

Par value	No par value	No par value	No par value	No par value

(a) Investments, at cost — affiliated	$4,341,005	$4,146,817	$4,455,256	$2,845,935
(b) Securities loaned, at value	$773,262	$478,354	$430,944	$108,196

See notes to financial statements.

48	2 0 2 3 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Assets and Liabilities (unaudited) (continued)

April 30, 2023

	BlackRock LifePath® ESG Index 2060 Fund	BlackRock LifePath® ESG Index 2065 Fund

ASSETS
Investments, at value — affiliated(a)(b)	$3,721,015	$2,532,167
Receivables:
Investments sold	11,289	9,592
Securities lending income — affiliated	157	127
Capital shares sold	4,973	816
Dividends — affiliated	1	—
From the Administrator	1,313	1,458
From the Manager	403	280

Total assets	3,739,151	2,544,440

LIABILITIES
Collateral on securities loaned	203,130	99,572
Payables:
Investments purchased	19,270	11,547
Trustees’ and Officer’s fees	1,093	1,095
Professional fees	7,521	7,519
Service fees	94	38

Total liabilities	231,108	119,771

NET ASSETS	$3,508,043	$2,424,669

NET ASSETS CONSIST OF
Paid-in capital	$3,221,345	$2,154,940
Accumulated earnings	286,698	269,729

NET ASSETS	$3,508,043	$2,424,669

NET ASSET VALUE

Institutional
Net assets	$212,246	$116,335

Shares outstanding	18,624	10,253

Net asset value	$11.40	$11.35

Shares authorized	Unlimited	Unlimited

Par value	No par value	No par value

Investor A
Net assets	$502,610	$192,907

Shares outstanding	44,152	17,011

Net asset value	$11.38	$11.34

Shares authorized	Unlimited	Unlimited

Par value	No par value	No par value

Class K
Net assets	$2,793,187	$2,115,427

Shares outstanding	245,038	186,428

Net asset value	$11.40	$11.35

Shares authorized	Unlimited	Unlimited

Par value	No par value	No par value

(a) Investments, at cost — affiliated	$3,392,609	$2,255,082
(b) Securities loaned, at value	$199,542	$97,921

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	49

Statements of Operations (unaudited)

Six Months Ended April 30, 2023

	BlackRock LifePath® ESG Index Retirement Fund	BlackRock LifePath® ESG Index 2025 Fund	BlackRock LifePath® ESG Index 2030 Fund	BlackRock LifePath® ESG Index 2035 Fund

INVESTMENT INCOME
Dividends — affiliated	$21,572	$28,536	$31,955	$24,556
Securities lending income — affiliated — net	2,729	1,569	2,278	3,177

Total investment income	24,301	30,105	34,233	27,733

EXPENSES
Professional	7,517	7,517	7,517	7,517
Trustees and Officer	3,205	3,207	3,208	3,207
Administration — class specific	1,541	2,205	2,725	2,078
Investment advisory	493	672	812	668
Service — class specific	194	821	1,320	219
Miscellaneous	57	57	57	57

Total expenses	13,007	14,479	15,639	13,746
Less:
Fees waived and/or reimbursed by the Administrator/Manager	(12,119)	(12,706)	(13,303)	(13,002)

Total expenses after fees waived and/or reimbursed	888	1,773	2,336	744

Net investment income	23,413	28,332	31,897	26,989

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized loss from:
Investments — affiliated	(3,876)	(685)	(14,043)	(255)

	(3,876)	(685)	(14,043)	(255)

Net change in unrealized appreciation (depreciation) on:
Investments — affiliated	142,276	201,238	265,240	233,028

	142,276	201,238	265,240	233,028

Net realized and unrealized gain	138,400	200,553	251,197	232,773

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$161,813	$228,885	$283,094	$259,762

See notes to financial statements.

50	2 0 2 3 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Operations (unaudited) (continued)

Six Months Ended April 30, 2023

	BlackRock LifePath® ESG Index 2040 Fund	BlackRock LifePath® ESG Index 2045 Fund	BlackRock LifePath® ESG Index 2050 Fund	BlackRock LifePath® ESG Index 2055 Fund

INVESTMENT INCOME
Dividends — affiliated	$28,758	$30,683	$30,920	$22,339
Securities lending income — affiliated — net	3,185	2,726	2,550	1,375

Total investment income	31,943	33,409	33,470	23,714

EXPENSES
Professional	7,517	7,517	7,517	7,517
Trustees and Officer	3,208	3,210	3,210	3,207
Administration — class specific	2,569	2,967	2,959	2,148
Investment advisory	812	919	951	693
Service — class specific	307	910	381	198
Miscellaneous	57	57	57	57

Total expenses	14,470	15,580	15,075	13,820
Less:
Fees waived and/or reimbursed by the Administrator/Manager	(13,646)	(14,167)	(14,379)	(13,406)

Total expenses after fees waived and/or reimbursed	824	1,413	696	414

Net investment income	31,119	31,996	32,774	23,300

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized loss from:
Investments — affiliated	(9,879)	(16,186)	(8,157)	(4,246)

	(9,879)	(16,186)	(8,157)	(4,246)

Net change in unrealized appreciation (depreciation) on:
Investments — affiliated	301,051	384,034	405,679	298,806

	301,051	384,034	405,679	298,806

Net realized and unrealized gain	291,172	367,848	397,522	294,560

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$322,291	$399,844	$430,296	$317,860

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	51

Statements of Operations (unaudited) (continued)

Six Months Ended April 30, 2023

	BlackRock LifePath® ESG Index 2060 Fund	BlackRock LifePath® ESG Index 2065 Fund

INVESTMENT INCOME
Dividends — affiliated	$25,053	$18,591
Securities lending income — affiliated — net	1,605	1,102

Total investment income	26,658	19,693

EXPENSES
Professional	7,517	7,516
Trustees and Officer	3,208	3,206
Administration — class specific	2,511	1,795
Investment advisory	790	574
Service — class specific	485	224
Miscellaneous	57	57

Total expenses	14,568	13,372
Less:
Fees waived and/or reimbursed by the Administrator/Manager	(13,794)	(12,944)

Total expenses after fees waived and/or reimbursed	774	428

Net investment income	25,884	19,265

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — affiliated	(4,425)	2,990

	(4,425)	2,990

Net change in unrealized appreciation (depreciation) on:
Investments — affiliated	336,004	240,336

	336,004	240,336

Net realized and unrealized gain	331,579	243,326

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$357,463	$262,591

See notes to financial statements.

52	2 0 2 3 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Changes in Net Assets

	BlackRock LifePath® ESG Index Retirement Fund		BlackRock LifePath® ESG Index 2025 Fund

	Six Months Ended 04/30/23 (unaudited)	Year Ended 10/31/22	Six Months Ended 04/30/23 (unaudited)	Year Ended 10/31/22

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$23,413	$46,597	$28,332	$60,024
Net realized loss	(3,876)	(23,304)	(685)	(24,782)
Net change in unrealized appreciation (depreciation)	142,276	(408,625)	201,238	(559,801)

Net increase (decrease) in net assets resulting from operations	161,813	(385,332)	228,885	(524,559)

DISTRIBUTIONS TO SHAREHOLDERS(a)
Institutional	(1,019)	(3,563)	(1,045)	(2,798)
Investor A	(1,514)	(4,266)	(6,313)	(16,678)
Class K	(19,237)	(65,972)	(21,464)	(53,835)

Decrease in net assets resulting from distributions to shareholders	(21,770)	(73,801)	(28,822)	(73,311)

CAPITAL SHARE TRANSACTIONS
Net increase in net assets derived from capital share transactions	97,311	71,156	74,140	249,558

NET ASSETS
Total increase (decrease) in net assets	237,354	(387,977)	274,203	(348,312)
Beginning of period	1,852,168	2,240,145	2,543,546	2,891,858

End of period	$2,089,522	$1,852,168	$2,817,749	$2,543,546

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	53

Statements of Changes in Net Assets (continued)

	BlackRock LifePath® ESG Index 2030 Fund		BlackRock LifePath® ESG Index 2035 Fund

	Six Months Ended 04/30/23 (unaudited)	Year Ended 10/31/22	Six Months Ended 04/30/23 (unaudited)	Year Ended 10/31/22

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$31,897	$70,891	$26,989	$57,636
Net realized loss	(14,043)	(35,666)	(255)	(9,416)
Net change in unrealized appreciation (depreciation)	265,240	(681,440)	233,028	(549,982)

Net increase (decrease) in net assets resulting from operations	283,094	(646,215)	259,762	(501,762)

DISTRIBUTIONS TO SHAREHOLDERS(a)
Institutional	(1,018)	(4,717)	(1,522)	(4,853)
Investor A	(8,952)	(28,575)	(1,947)	(6,186)
Class K	(19,840)	(55,230)	(29,972)	(77,098)

Decrease in net assets resulting from distributions to shareholders	(29,810)	(88,522)	(33,441)	(88,137)

CAPITAL SHARE TRANSACTIONS
Net increase (decrease) in net assets derived from capital share transactions	551,343	(34,798)	388,930	391,648

NET ASSETS
Total increase (decrease) in net assets	804,627	(769,535)	615,251	(198,251)
Beginning of period	2,875,041	3,644,576	2,332,783	2,531,034

End of period	$3,679,668	$2,875,041	$2,948,034	$2,332,783

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

54	2 0 2 3 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Changes in Net Assets (continued)

	BlackRock LifePath® ESG Index 2040 Fund		BlackRock LifePath® ESG Index 2045 Fund

	Six Months Ended 04/30/23 (unaudited)	Year Ended 10/31/22	Six Months Ended 04/30/23 (unaudited)	Year Ended 10/31/22

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$31,119	$64,442	$31,996	$73,458
Net realized loss	(9,879)	(29,566)	(16,186)	(48,788)
Net change in unrealized appreciation (depreciation)	301,051	(615,224)	384,034	(713,521)

Net increase (decrease) in net assets resulting from operations	322,291	(580,348)	399,844	(688,851)

DISTRIBUTIONS TO SHAREHOLDERS(a)
Institutional	(2,518)	(9,520)	(976)	(3,536)
Investor A	(1,901)	(5,367)	(5,283)	(14,940)
Class K	(24,651)	(75,745)	(24,459)	(73,945)

Decrease in net assets resulting from distributions to shareholders	(29,070)	(90,632)	(30,718)	(92,421)

CAPITAL SHARE TRANSACTIONS
Net increase in net assets derived from capital share transactions	716,103	645,872	176,369	1,307,739

NET ASSETS
Total increase (decrease) in net assets	1,009,324	(25,108)	545,495	526,467
Beginning of period	2,751,061	2,776,169	3,372,515	2,846,048

End of period	$3,760,385	$2,751,061	$3,918,010	$3,372,515

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	55

Statements of Changes in Net Assets (continued)

	BlackRock LifePath® ESG Index 2050 Fund		BlackRock LifePath® ESG Index 2055 Fund

	Six Months Ended 04/30/23 (unaudited)	Year Ended 10/31/22	Six Months Ended 04/30/23 (unaudited)	Year Ended 10/31/22

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$32,774	$71,511	$23,300	$61,550
Net realized loss	(8,157)	(31,280)	(4,246)	(18,187)
Net change in unrealized appreciation (depreciation)	405,679	(729,328)	298,806	(631,718)

Net increase (decrease) in net assets resulting from operations	430,296	(689,097)	317,860	(588,355)

DISTRIBUTIONS TO SHAREHOLDERS(a)
Institutional	(968)	(3,530)	(1,020)	(3,804)
Investor A	(2,101)	(7,233)	(1,220)	(4,297)
Class K	(28,410)	(78,752)	(22,804)	(75,672)

Decrease in net assets resulting from distributions to shareholders	(31,479)	(89,515)	(25,044)	(83,773)

CAPITAL SHARE TRANSACTIONS
Net increase in net assets derived from capital share transactions	517,697	1,421,147	179,432	528,216

NET ASSETS
Total increase (decrease) in net assets	916,514	642,535	472,248	(143,912)
Beginning of period	3,397,214	2,754,679	2,549,203	2,693,115

End of period	$4,313,728	$3,397,214	$3,021,451	$2,549,203

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

56	2 0 2 3 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Changes in Net Assets (continued)

	BlackRock LifePath® ESG Index 2060 Fund		BlackRock LifePath® ESG Index 2065 Fund

	Six Months Ended 04/30/23 (unaudited)	Year Ended 10/31/22	Six Months Ended 04/30/23 (unaudited)	Year Ended 10/31/22

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$25,884	$65,021	$19,265	$55,714
Net realized gain (loss)	(4,425)	(37,436)	2,990	(6,899)
Net change in unrealized appreciation (depreciation)	336,004	(657,885)	240,336	(592,625)

Net increase (decrease) in net assets resulting from operations	357,463	(630,300)	262,591	(543,810)

DISTRIBUTIONS TO SHAREHOLDERS(a)
Institutional	(1,412)	(5,016)	(1,081)	(3,827)
Investor A	(3,071)	(7,645)	(1,518)	(4,579)
Class K	(20,909)	(67,919)	(20,243)	(70,212)

Decrease in net assets resulting from distributions to shareholders	(25,392)	(80,580)	(22,842)	(78,618)

CAPITAL SHARE TRANSACTIONS
Net increase in net assets derived from capital share transactions	425,128	529,384	40,876	93,528

NET ASSETS
Total increase (decrease) in net assets	757,199	(181,496)	280,625	(528,900)
Beginning of period	2,750,844	2,932,340	2,144,044	2,672,944

End of period	$3,508,043	$2,750,844	$2,424,669	$2,144,044

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	57

Financial Highlights

(For a share outstanding throughout each period)

	BlackRock LifePath® ESG Index Retirement Fund

	Institutional
	Six Months Ended					Period from
	04/30/23		Year Ended	Year Ended		08/18/20	(a)
	(unaudited)		10/31/22	10/31/21		to 10/31/20
Net asset value, beginning of period	$8.89		$11.11	$9.79		$10.00

Net investment income(b)	0.11		0.22	0.17		0.02
Net realized and unrealized gain (loss)	0.66		(2.09)	1.32			(0.22)

Net increase (decrease) from investment operations	0.77		(1.87)	1.49			(0.20)

Distributions(c)
From net investment income		(0.10)	(0.21)	(0.17)			(0.01)
From net realized gain	—		(0.14)	(0.00	)(d)	—

Total distributions		(0.10)	(0.35)	(0.17)			(0.01)

Net asset value, end of period	$9.56		$8.89	$11.11		$9.79

Total Return(e)

Based on net asset value	8.73	%(f)	(17.14)%	15.30%		(1.97	)%(f)

Ratios to Average Net Assets(g)
Total expenses	1.34	%(h)	1.31%	1.35%		1.98	%(h)(i)

Total expenses after fees waived and/or reimbursed	0.11	%(h)	0.11%	0.12%		0.05	%(h)

Net investment income	2.36	%(h)	2.21%	1.57%		1.17	%(h)

Supplemental Data
Net assets, end of period (000)	$96		$89	$111		$98

Portfolio turnover rate		7%	17%	11%			1%

(a)	Commencement of operations.
(b)	Based on average shares outstanding.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Amount is greater than $(0.005) per share.
(e)	Where applicable, assumes the reinvestment of distributions.
(f)	Not annualized.
(g)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(h)	Annualized.
(i)	Audit costs were not annualized in the calculation of the expense ratios. If these expenses were annualized, the total expenses would have been 4.66%.

See notes to financial statements.

58	2 0 2 3 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights (continued)

(For a share outstanding throughout each period)

	BlackRock LifePath® ESG Index Retirement Fund (continued)

	Investor A
	Six Months Ended					Period from
	04/30/23		Year Ended	Year Ended		08/18/20	(a)
	(unaudited)		10/31/22	10/31/21		to 10/31/20
Net asset value, beginning of period	$8.89		$11.11	$9.79		$10.00

Net investment income(b)	0.10		0.20	0.14		0.02
Net realized and unrealized gain (loss)	0.66		(2.09)	1.32			(0.22)

Net increase (decrease) from investment operations	0.76		(1.89)	1.46			(0.20)

Distributions(c)
From net investment income		(0.09)	(0.19)	(0.14)			(0.01)
From net realized gain	—		(0.14)	(0.00	)(d)	—

Total distributions		(0.09)	(0.33)	(0.14)			(0.01)

Net asset value, end of period	$9.56		$8.89	$11.11		$9.79

Total Return(e)

Based on net asset value	8.59	%(f)	(17.34)%	15.02%		(2.00	)%(f)

Ratios to Average Net Assets(g)
Total expenses	1.59	%(h)	1.57%	1.60%		2.22	%(h)(i)

Total expenses after fees waived and/or reimbursed	0.36	%(h)	0.36%	0.37%		0.29	%(h)

Net investment income	2.10	%(h)	1.98%	1.32%		0.94	%(h)

Supplemental Data
Net assets, end of period (000)	$161		$148	$129		$98

Portfolio turnover rate		7%	17%	11%			1%

(a)	Commencement of operations.
(b)	Based on average shares outstanding.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Amount is greater than $(0.005) per share.
(e)	Where applicable, assumes the reinvestment of distributions.
(f)	Not annualized.
(g)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(h)	Annualized.
(i)	Audit costs were not annualized in the calculation of the expense ratios. If these expenses were annualized, the total expenses would have been 4.91%.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	59

Financial Highlights (continued)

(For a share outstanding throughout each period)

	BlackRock LifePath® ESG Index Retirement Fund (continued)

	Class K
	Six Months Ended					Period from
	04/30/23		Year Ended	Year Ended		08/18/20	(a)
	(unaudited)		10/31/22	10/31/21		to 10/31/20
Net asset value, beginning of period	$8.89		$11.11	$9.79		$10.00

Net investment income(b)	0.11		0.23	0.17		0.02
Net realized and unrealized gain (loss)	0.66		(2.09)	1.32			(0.22)

Net increase (decrease) from investment operations	0.77		(1.86)	1.49			(0.20)

Distributions(c)
From net investment income		(0.10)	(0.22)	(0.17)			(0.01)
From net realized gain	—		(0.14)	(0.00	)(d)	—

Total distributions		(0.10)	(0.36)	(0.17)			(0.01)

Net asset value, end of period	$9.56		$8.89	$11.11		$9.79

Total Return(e)

Based on net asset value	8.75	%(f)	(17.10)%	15.35%		(1.96	)%(f)

Ratios to Average Net Assets(g)
Total expenses	1.29	%(h)	1.26%	1.30%		1.93	%(h)(i)

Total expenses after fees waived and/or reimbursed	0.06	%(h)	0.06%	0.07%		—	%(h)

Net investment income	2.40	%(h)	2.26%	1.62%		1.23	%(h)

Supplemental Data
Net assets, end of period (000)	$1,833		$1,615	$2,000		$1,763

Portfolio turnover rate		7%	17%	11%			1%

(a)	Commencement of operations.
(b)	Based on average shares outstanding.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Amount is greater than $(0.005) per share.
(e)	Where applicable, assumes the reinvestment of distributions.
(f)	Not annualized.
(g)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(h)	Annualized.
(i)	Audit costs were not annualized in the calculation of the expense ratios. If these expenses were annualized, the total expenses would have been 4.61%.

See notes to financial statements.

60	2 0 2 3 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights (continued)

(For a share outstanding throughout each period)

	BlackRock LifePath® ESG Index 2025 Fund

	Institutional
	Six Months Ended					Period from
	04/30/23		Year Ended	Year Ended		08/18/20	(a)
	(unaudited)		10/31/22	10/31/21		to 10/31/20
Net asset value, beginning of period	$9.22		$11.49	$9.77		$10.00

Net investment income(b)	0.10		0.23	0.17		0.02
Net realized and unrealized gain (loss)	0.73		(2.22)	1.71			(0.24)

Net increase (decrease) from investment operations	0.83		(1.99)	1.88			(0.22)

Distributions(c)
From net investment income		(0.10)	(0.22)	(0.16)			(0.01)
From net realized gain		(0.01)	(0.06)	(0.00	)(d)	—

Total distributions		(0.11)	(0.28)	(0.16)			(0.01)

Net asset value, end of period	$9.94		$9.22	$11.49		$9.77

Total Return(e)

Based on net asset value	8.99	%(f)	(17.56)%	19.36%		(2.16	)%(f)

Ratios to Average Net Assets(g)
Total expenses	1.05	%(h)	1.06%	1.17%		1.98	%(h)(i)

Total expenses after fees waived and/or reimbursed	0.11	%(h)	0.10%	0.10%		0.05	%(h)

Net investment income	2.14	%(h)	2.19%	1.52%		1.12	%(h)

Supplemental Data
Net assets, end of period (000)	$99		$92	$115		$98

Portfolio turnover rate		7%	15%	12%			1%

(a)	Commencement of operations.
(b)	Based on average shares outstanding.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Amount is greater than $(0.005) per share.
(e)	Where applicable, assumes the reinvestment of distributions.
(f)	Not annualized.
(g)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(h)	Annualized.
(i)	Audit costs were not annualized in the calculation of the expense ratios. If these expenses were annualized, the total expenses would have been 4.66%.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	61

Financial Highlights (continued)

(For a share outstanding throughout each period)

	BlackRock LifePath® ESG Index 2025 Fund (continued)

	Investor A
	Six Months Ended					Period from
	04/30/23		Year Ended	Year Ended		08/18/20	(a)
	(unaudited)		10/31/22	10/31/21		to 10/31/20
Net asset value, beginning of period	$9.21		$11.48	$9.76		$10.00

Net investment income(b)	0.09		0.20	0.14		0.02
Net realized and unrealized gain (loss)	0.72		(2.21)	1.72			(0.25)

Net increase (decrease) from investment operations	0.81		(2.01)	1.86			(0.23)

Distributions(c)
From net investment income		(0.08)	(0.20)	(0.14)			(0.01)
From net realized gain		(0.01)	(0.06)	(0.00	)(d)	—

Total distributions		(0.09)	(0.26)	(0.14)			(0.01)

Net asset value, end of period	$9.93		$9.21	$11.48		$9.76

Total Return(e)

Based on net asset value	8.87	%(f)	(17.78)%	19.19%		(2.29	)%(f)

Ratios to Average Net Assets(g)
Total expenses	1.30	%(h)	1.31%	1.36%		2.23	%(h)(i)

Total expenses after fees waived and/or reimbursed	0.36	%(h)	0.35%	0.35%		0.30	%(h)

Net investment income	1.88	%(h)	1.97%	1.22%		0.87	%(h)

Supplemental Data
Net assets, end of period (000)	$682		$628	$709		$98

Portfolio turnover rate		7%	15%	12%			1%

(a)	Commencement of operations.
(b)	Based on average shares outstanding.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Amount is greater than $(0.005) per share.
(e)	Where applicable, assumes the reinvestment of distributions.
(f)	Not annualized.
(g)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(h)	Annualized.
(i)	Audit costs were not annualized in the calculation of the expense ratios. If these expenses were annualized, the total expenses would have been 4.91%.

See notes to financial statements.

62	2 0 2 3 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights (continued)

(For a share outstanding throughout each period)

	BlackRock LifePath® ESG Index 2025 Fund (continued)

	Class K
	Six Months Ended					Period from
	04/30/23		Year Ended	Year Ended		08/18/20	(a)
	(unaudited)		10/31/22	10/31/21		to 10/31/20
Net asset value, beginning of period	$9.21		$11.49	$9.77		$10.00

Net investment income(b)	0.10		0.24	0.17		0.02
Net realized and unrealized gain (loss)	0.73		(2.23)	1.72			(0.24)

Net increase (decrease) from investment operations	0.83		(1.99)	1.89			(0.22)

Distributions(c)
From net investment income		(0.10)	(0.23)	(0.17)			(0.01)
From net realized gain		(0.01)	(0.06)	(0.00	)(d)	—

Total distributions		(0.11)	(0.29)	(0.17)			(0.01)

Net asset value, end of period	$9.93		$9.21	$11.49		$9.77

Total Return(e)

Based on net asset value	9.03	%(f)	(17.60)%	19.42%		(2.15	)%(f)

Ratios to Average Net Assets(g)
Total expenses	1.00	%(h)	1.01%	1.12%		1.93	%(h)(i)

Total expenses after fees waived and/or reimbursed	0.06	%(h)	0.05%	0.05%		—	%(h)

Net investment income	2.18	%(h)	2.29%	1.57%		1.18	%(h)

Supplemental Data
Net assets, end of period (000)	$2,036		$1,823	$2,068		$1,758

Portfolio turnover rate		7%	15%	12%			1%

(a)	Commencement of operations.
(b)	Based on average shares outstanding.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Amount is greater than $(0.005) per share.
(e)	Where applicable, assumes the reinvestment of distributions.
(f)	Not annualized.
(g)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(h)	Annualized.
(i)	Audit costs were not annualized in the calculation of the expense ratios. If these expenses were annualized, the total expenses would have been 4.61%.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	63

Financial Highlights (continued)

(For a share outstanding throughout each period)

	BlackRock LifePath® ESG Index 2030 Fund

	Institutional
	Six Months Ended					Period from
	04/30/23		Year Ended	Year Ended		08/18/20	(a)
	(unaudited)		10/31/22	10/31/21		to 10/31/20
Net asset value, beginning of period	$9.48		$11.92	$9.73		$10.00

Net investment income(b)	0.10		0.25	0.17		0.02
Net realized and unrealized gain (loss)	0.82		(2.39)	2.19			(0.27)

Net increase (decrease) from investment operations	0.92		(2.14)	2.36			(0.25)

Distributions(c)
From net investment income		(0.10)	(0.24)	(0.17)			(0.02)
From net realized gain	—		(0.06)	(0.00	)(d)	—

Total distributions		(0.10)	(0.30)	(0.17)			(0.02)

Net asset value, end of period	$10.30		$9.48	$11.92		$9.73

Total Return(e)

Based on net asset value	9.71	%(f)	(18.24)%	24.34%		(2.55	)%(f)

Ratios to Average Net Assets(g)
Total expenses	0.92	%(h)	0.92%	1.05%		1.98	%(h)(i)

Total expenses after fees waived and/or reimbursed	0.09	%(h)	0.09%	0.08%		0.05	%(h)

Net investment income	2.04	%(h)	2.32%	1.47%		1.10	%(h)

Supplemental Data
Net assets, end of period (000)	$109		$101	$253		$97

Portfolio turnover rate		8%	16%	11%			1%

(a)	Commencement of operations.
(b)	Based on average shares outstanding.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Amount is greater than $(0.005) per share.
(e)	Where applicable, assumes the reinvestment of distributions.
(f)	Not annualized.
(g)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(h)	Annualized.
(i)	Audit costs were not annualized in the calculation of the expense ratios. If these expenses were annualized, the total expenses would have been 4.66%.

See notes to financial statements.

64	2 0 2 3 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights (continued)

(For a share outstanding throughout each period)

	BlackRock LifePath® ESG Index 2030 Fund (continued)

	Investor A
	Six Months Ended					Period from
	04/30/23		Year Ended	Year Ended		08/18/20	(a)
	unaudited)		10/31/22	10/31/21		to 10/31/20
Net asset value, beginning of period	$9.47		$11.91	$9.72		$10.00

Net investment income(b)	0.09		0.21	0.15		0.02
Net realized and unrealized gain (loss)	0.80		(2.38)	2.19			(0.29)

Net increase (decrease) from investment operations	0.89		(2.17)	2.34			(0.27)

Distributions(c)
From net investment income		(0.08)	(0.21)	(0.15)			(0.01)
From net realized gain	—		(0.06)	(0.00	)(d)	—

Total distributions		(0.08)	(0.27)	(0.15)			(0.01)

Net asset value, end of period	$10.28		$9.47	$11.91		$9.72

Total Return(e)

Based on net asset value	9.48	%(f)	(18.44)%	24.17%		(2.68	)%(f)

Ratios to Average Net Assets(g)
Total expenses	1.17	%(h)	1.19%	1.25%		2.23	%(h)(i)

Total expenses after fees waived and/or reimbursed	0.34	%(h)	0.34%	0.33%		0.30	%(h)

Net investment income	1.79	%(h)	2.01%	1.31%		0.85	%(h)

Supplemental Data
Net assets, end of period (000)	$1,085		$1,018	$1,246		$97

Portfolio turnover rate		8%	16%	11%			1%

(a)	Commencement of operations.
(b)	Based on average shares outstanding.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Amount is greater than $(0.005) per share.
(e)	Where applicable, assumes the reinvestment of distributions.
(f)	Not annualized.
(g)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(h)	Annualized.
(i)	Audit costs were not annualized in the calculation of the expense ratios. If these expenses were annualized, the total expenses would have been 4.91%.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	65

Financial Highlights (continued)

(For a share outstanding throughout each period)

	BlackRock LifePath® ESG Index 2030 Fund (continued)

	Class K
	Six Months Ended					Period from
	04/30/23		Year Ended	Year Ended		08/18/20	(a)
	(unaudited)		10/31/22	10/31/21		to 10/31/20
Net asset value, beginning of period	$9.48		$11.92	$9.73		$10.00

Net investment income(b)	0.10		0.25	0.18		0.02
Net realized and unrealized gain (loss)	0.82		(2.39)	2.18			(0.27)

Net increase (decrease) from investment operations	0.92		(2.14)	2.36			(0.25)

Distributions(c)
From net investment income		(0.10)	(0.24)	(0.17)			(0.02)
From net realized gain	—		(0.06)	(0.00	)(d)	—

Total distributions		(0.10)	(0.30)	(0.17)			(0.02)

Net asset value, end of period	$10.30		$9.48	$11.92		$9.73

Total Return(e)

Based on net asset value	9.74	%(f)	(18.18)%	24.40%		(2.55	)%(f)

Ratios to Average Net Assets(g)
Total expenses	0.86	%(h)	0.89%	1.01%		1.93	%(h)(i)

Total expenses after fees waived and/or reimbursed	0.04	%(h)	0.04%	0.04%		—	%(h)

Net investment income	2.05	%(h)	2.31%	1.60%		1.16	%(h)

Supplemental Data
Net assets, end of period (000)	$2,486		$1,756	$2,146		$1,751

Portfolio turnover rate		8%	16%	11%			1%

(a)	Commencement of operations.
(b)	Based on average shares outstanding.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Amount is greater than $(0.005) per share.
(e)	Where applicable, assumes the reinvestment of distributions.
(f)	Not annualized.
(g)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(h)	Annualized.
(i)	Audit costs were not annualized in the calculation of the expense ratios. If these expenses were annualized, the total expenses would have been 4.61%.

See notes to financial statements.

66	2 0 2 3 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights (continued)

(For a share outstanding throughout each period)

	BlackRock LifePath® ESG Index 2035 Fund

	Institutional
	Six Months Ended					Period from
	04/30/23		Year Ended	Year Ended		08/18/20	(a)
	(unaudited)		10/31/22	10/31/21		to 10/31/20
Net asset value, beginning of period	$9.67		$12.34	$9.69		$10.00

Net investment income(b)	0.10		0.26	0.20		0.02
Net realized and unrealized gain (loss)	0.90		(2.53)	2.65			(0.31)

Net increase (decrease) from investment operations	1.00		(2.27)	2.85			(0.29)

Distributions(c)
From net investment income		(0.09)	(0.25)	(0.20)			(0.02)
From net realized gain		(0.03)	(0.15)	(0.00	)(d)	—

Total distributions		(0.12)	(0.40)	(0.20)			(0.02)

Net asset value, end of period	$10.55		$9.67	$12.34		$9.69

Total Return(e)

Based on net asset value	10.47	%(f)	(18.79)%	29.53%		(2.94	)%(f)

Ratios to Average Net Assets(g)
Total expenses	1.06	%(h)	1.17%	1.26%		1.98	%(h)(i)

Total expenses after fees waived and/or reimbursed	0.08	%(h)	0.08%	0.07%		0.05	%(h)

Net investment income	2.03	%(h)	2.37%	1.70%		1.10	%(h)

Supplemental Data
Net assets, end of period (000)	$128		$117	$148		$97

Portfolio turnover rate		7%	12%	11%			2%

(a)	Commencement of operations.
(b)	Based on average shares outstanding.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Amount is greater than $(0.005) per share.
(e)	Where applicable, assumes the reinvestment of distributions.
(f)	Not annualized.
(g)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(h)	Annualized.
(i)	Audit costs were not annualized in the calculation of the expense ratios. If these expenses were annualized, the total expenses would have been 4.66%.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	67

Financial Highlights (continued)

(For a share outstanding throughout each period)

	BlackRock LifePath® ESG Index 2035 Fund (continued)

	Investor A

	Six Months Ended					Period from
	04/30/23		Year Ended	Year Ended		08/18/20	(a)
	(unaudited)		10/31/22	10/31/21		to 10/31/20

Net asset value, beginning of period	$9.66		$12.34	$9.69		$10.00

Net investment income(b)	0.09		0.23	0.17		0.02
Net realized and unrealized gain (loss)	0.90		(2.53)	2.65			(0.32)

Net increase (decrease) from investment operations	0.99		(2.30)	2.82			(0.30)

Distributions(c)
From net investment income		(0.08)	(0.23)	(0.17)			(0.01)
From net realized gain		(0.03)	(0.15)	(0.00	)(d)	—

Total distributions		(0.11)	(0.38)	(0.17)			(0.01)

Net asset value, end of period	$10.54		$9.66	$12.34		$9.69

Total Return(e)
Based on net asset value	10.35	%(f)	(19.07)%	29.24%		(2.97	)%(f)

Ratios to Average Net Assets(g)
Total expenses	1.31	%(h)	1.42%	1.50%		2.23	%(h)(i)

Total expenses after fees waived and/or reimbursed	0.33	%(h)	0.33%	0.32%		0.30	%(h)

Net investment income	1.77	%(h)	2.14%	1.47%		0.85	%(h)

Supplemental Data
Net assets, end of period (000)	$187		$167	$161		$97

Portfolio turnover rate		7%	12%	11%			2%

(a)	Commencement of operations.
(b)	Based on average shares outstanding.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Amount is greater than $(0.005) per share.
(e)	Where applicable, assumes the reinvestment of distributions.
(f)	Not annualized.
(g)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(h)	Annualized.
(i)	Audit costs were not annualized in the calculation of the expense ratios. If these expenses were annualized, the total expenses would have been 4.91%.

See notes to financial statements.

68	2 0 2 3 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights (continued)

(For a share outstanding throughout each period)

	BlackRock LifePath® ESG Index 2035 Fund (continued)

	Class K

	Six Months Ended					Period from
	04/30/23		Year Ended	Year Ended		08/18/20	(a)
	(unaudited)		10/31/22	10/31/21		to 10/31/20

Net asset value, beginning of period	$9.67		$12.34	$9.69		$10.00

Net investment income(b)	0.10		0.26	0.20		0.02
Net realized and unrealized gain (loss)	0.91		(2.52)	2.65			(0.31)

Net increase (decrease) from investment operations	1.01		(2.26)	2.85			(0.29)

Distributions(c)
From net investment income		(0.10)	(0.26)	(0.20)			(0.02)
From net realized gain		(0.03)	(0.15)	(0.00	)(d)	—

Total distributions		(0.13)	(0.41)	(0.20)			(0.02)

Net asset value, end of period	$10.55		$9.67	$12.34		$9.69

Total Return(e)
Based on net asset value	10.50	%(f)	(18.74)%	29.59%		(2.94	)%(f)

Ratios to Average Net Assets(g)
Total expenses	1.01	%(h)	1.12%	1.22%		1.93	%(h)(i)

Total expenses after fees waived and/or reimbursed	0.03	%(h)	0.03%	0.02%		—	%(h)

Net investment income	2.04	%(h)	2.43%	1.75%		1.16	%(h)

Supplemental Data
Net assets, end of period (000)	$2,633		$2,049	$2,222		$1,744

Portfolio turnover rate		7%	12%	11%			2%

(a)	Commencement of operations.
(b)	Based on average shares outstanding.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Amount is greater than $(0.005) per share.
(e)	Where applicable, assumes the reinvestment of distributions.
(f)	Not annualized.
(g)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(h)	Annualized.
(i)	Audit costs were not annualized in the calculation of the expense ratios. If these expenses were annualized, the total expenses would have been 4.61%.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	69

Financial Highlights (continued)

(For a share outstanding throughout each period)

	BlackRock LifePath® ESG Index 2040 Fund

	Institutional

	Six Months Ended					Period from
	04/30/23		Year Ended	Year Ended		08/18/20	(a)
	(unaudited)		10/31/22	10/31/21		to 10/31/20

Net asset value, beginning of period	$9.91		$12.73	$9.65		$10.00

Net investment income(b)	0.10		0.26	0.19		0.02
Net realized and unrealized gain (loss)	1.00		(2.70)	3.09			(0.35)

Net increase (decrease) from investment operations	1.10		(2.44)	3.28			(0.33)

Distributions(c)
From net investment income		(0.09)	(0.26)	(0.20)			(0.02)
From net realized gain	—		(0.12)	(0.00	)(d)	—

Total distributions		(0.09)	(0.38)	(0.20)			(0.02)

Net asset value, end of period	$10.92		$9.91	$12.73		$9.65

Total Return(e)
Based on net asset value	11.18	%(f)	(19.53)%	34.16%		(3.34	)%(f)

Ratios to Average Net Assets(g)
Total expenses	0.92	%(h)	1.08%	1.20%		1.98	%(h)(i)

Total expenses after fees waived and/or reimbursed	0.07	%(h)	0.06%	0.06%		0.05	%(h)

Net investment income	1.88	%(h)	2.36%	1.60%		1.06	%(h)

Supplemental Data
Net assets, end of period (000)	$301		$264	$305		$97

Portfolio turnover rate		8%	13%	10%			2%

(a)	Commencement of operations.
(b)	Based on average shares outstanding.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Amount is greater than $(0.005) per share.
(e)	Where applicable, assumes the reinvestment of distributions.
(f)	Not annualized.
(g)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(h)	Annualized.
(i)	Audit costs were not annualized in the calculation of the expense ratios. If these expenses were annualized, the total expenses would have been 4.66%.

See notes to financial statements.

70	2 0 2 3 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights (continued)

(For a share outstanding throughout each period)

	BlackRock LifePath® ESG Index 2040 Fund (continued)

	Investor A

	Six Months Ended					Period from
	04/30/23		Year Ended	Year Ended		08/18/20	(a)
	(unaudited)		10/31/22	10/31/21		to 10/31/20

Net asset value, beginning of period	$9.91		$12.73	$9.65		$10.00

Net investment income(b)	0.09		0.23	0.17		0.02
Net realized and unrealized gain (loss)	0.99		(2.70)	3.08			(0.36)

Net increase (decrease) from investment operations	1.08		(2.47)	3.25			(0.34)

Distributions(c)
From net investment income		(0.08)	(0.23)	(0.17)			(0.01)
From net realized gain	—		(0.12)	(0.00	)(d)	—

Total distributions		(0.08)	(0.35)	(0.17)			(0.01)

Net asset value, end of period	$10.91		$9.91	$12.73		$9.65

Total Return(e)
Based on net asset value	10.95	%(f)	(19.73)%	33.83%		(3.36	)%(f)

Ratios to Average Net Assets(g)
Total expenses	1.17	%(h)	1.32%	1.48%		2.24	%(h)(i)

Total expenses after fees waived and/or reimbursed	0.32	%(h)	0.31%	0.31%		0.30	%(h)

Net investment income	1.64	%(h)	2.07%	1.43%		0.81	%(h)

Supplemental Data
Net assets, end of period (000)	$253		$233	$180		$116

Portfolio turnover rate		8%	13%	10%			2%

(a)	Commencement of operations.
(b)	Based on average shares outstanding.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Amount is greater than $(0.005) per share.
(e)	Where applicable, assumes the reinvestment of distributions.
(f)	Not annualized.
(g)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(h)	Annualized.
(i)	Audit costs were not annualized in the calculation of the expense ratios. If these expenses were annualized, the total expenses would have been 4.93%.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	71

Financial Highlights (continued)

(For a share outstanding throughout each period)

	BlackRock LifePath® ESG Index 2040 Fund (continued)

	Class K

	Six Months Ended					Period from
	04/30/23		Year Ended	Year Ended		08/18/20	(a)
	(unaudited)		10/31/22	10/31/21		to 10/31/20

Net asset value, beginning of period	$9.91		$12.73	$9.65		$10.00

Net investment income(b)	0.10		0.27	0.21		0.02
Net realized and unrealized gain (loss)	1.01		(2.70)	3.07			(0.35)

Net increase (decrease) from investment operations	1.11		(2.43)	3.28			(0.33)

Distributions(c)
From net investment income		(0.10)	(0.27)	(0.20)			(0.02)
From net realized gain	—		(0.12)	(0.00	)(d)	—

Total distributions		(0.10)	(0.39)	(0.20)			(0.02)

Net asset value, end of period	$10.92		$9.91	$12.73		$9.65

Total Return(e)
Based on net asset value	11.22	%(f)	(19.49)%	34.20%		(3.33	)%(f)

Ratios to Average Net Assets(g)
Total expenses	0.86	%(h)	1.02%	1.18%		1.93	%(h)(i)

Total expenses after fees waived and/or reimbursed	0.02	%(h)	0.01%	0.01%		—	%(h)

Net investment income	1.94	%(h)	2.44%	1.74%		1.11	%(h)

Supplemental Data
Net assets, end of period (000)	$3,206		$2,254	$2,292		$1,737

Portfolio turnover rate		8%	13%	10%			2%

(a)	Commencement of operations.
(b)	Based on average shares outstanding.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Amount is greater than $(0.005) per share.
(e)	Where applicable, assumes the reinvestment of distributions.
(f)	Not annualized.
(g)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(h)	Annualized.
(i)	Audit costs were not annualized in the calculation of the expense ratios. If these expenses were annualized, the total expenses would have been 4.61%.

See notes to financial statements.

72	2 0 2 3 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights (continued)

(For a share outstanding throughout each period)

	BlackRock LifePath® ESG Index 2045 Fund

	Institutional

	Six Months Ended				Period from
	04/30/23		Year Ended	Year Ended	08/18/20	(a)
	(unaudited)		10/31/22	10/31/21	to 10/31/20

Net asset value, beginning of period	$10.13		$13.06	$9.62	$10.00

Net investment income(b)	0.09		0.27	0.21	0.02
Net realized and unrealized gain (loss)	1.09		(2.85)	3.43		(0.38)

Net increase (decrease) from investment operations	1.18		(2.58)	3.64		(0.36)

Distributions(c)
From net investment income		(0.09)	(0.27)	(0.20)		(0.02)
From net realized gain	—		(0.08)	—	—

Total distributions		(0.09)	(0.35)	(0.20)		(0.02)

Net asset value, end of period	$11.22		$10.13	$13.06	$9.62

Total Return(d)
Based on net asset value	11.71	%(e)	(20.08)%	38.08%	(3.63	)%(e)

Ratios to Average Net Assets(f)
Total expenses	0.84	%(g)	0.99%	1.21%	1.98	%(g)(h)

Total expenses after fees waived and/or reimbursed	0.07	%(g)	0.05%	0.05%	0.05	%(g)

Net investment income	1.75	%(g)	2.36%	1.72%	1.06	%(g)

Supplemental Data
Net assets, end of period (000)	$125		$105	$131	$96

Portfolio turnover rate		9%	15%	11%		3%

(a)	Commencement of operations.
(b)	Based on average shares outstanding.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Where applicable, assumes the reinvestment of distributions.
(e)	Not annualized.
(f)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(g)	Annualized.
(h)	Audit costs were not annualized in the calculation of the expense ratios. If these expenses were annualized, the total expenses would have been 4.66%.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	73

Financial Highlights (continued)

(For a share outstanding throughout each period)

	BlackRock LifePath® ESG Index 2045 Fund (continued)

	Investor A

	Six Months Ended				Period from
	04/30/23		Year Ended	Year Ended	08/18/20	(a)
	(unaudited)		10/31/22	10/31/21	to 10/31/20

Net asset value, beginning of period	$10.12		$13.05	$9.62	$10.00

Net investment income(b)	0.08		0.24	0.17	0.02
Net realized and unrealized gain (loss)	1.09		(2.84)	3.44		(0.39)

Net increase (decrease) from investment operations	1.17		(2.60)	3.61		(0.37)

Distributions(c)
From net investment income		(0.08)	(0.25)	(0.18)		(0.01)
From net realized gain	—		(0.08)	—	—

Total distributions		(0.08)	(0.33)	(0.18)		(0.01)

Net asset value, end of period	$11.21		$10.12	$13.05	$9.62

Total Return(d)
Based on net asset value	11.58	%(e)	(20.27)%	37.74%	(3.66	)%(e)

Ratios to Average Net Assets(f)
Total expenses	1.09	%(g)	1.23%	1.42%	2.23	%(g)(h)

Total expenses after fees waived and/or reimbursed	0.32	%(g)	0.30%	0.30%	0.30	%(g)

Net investment income	1.51	%(g)	2.11%	1.40%	0.81	%(g)

Supplemental Data
Net assets, end of period (000)	$756		$693	$365	$96

Portfolio turnover rate		9%	15%	11%		3%

(a)	Commencement of operations.
(b)	Based on average shares outstanding.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Where applicable, assumes the reinvestment of distributions.
(e)	Not annualized.
(f)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(g)	Annualized.
(h)	Audit costs were not annualized in the calculation of the expense ratios. If these expenses were annualized, the total expenses would have been 4.91%.

See notes to financial statements.

74	2 0 2 3 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights (continued)

(For a share outstanding throughout each period)

	BlackRock LifePath® ESG Index 2045 Fund (continued)

	Class K

	Six Months Ended				Period from
	04/30/23		Year Ended	Year Ended	08/18/20	(a)
	(unaudited)		10/31/22	10/31/21	to 10/31/20

Net asset value, beginning of period	$10.13		$13.06	$9.62	$10.00

Net investment income(b)	0.10		0.28	0.21	0.02
Net realized and unrealized gain (loss)	1.08		(2.85)	3.44		(0.38)

Net increase (decrease) from investment operations	1.18		(2.57)	3.65		(0.36)

Distributions(c)
From net investment income		(0.09)	(0.28)	(0.21)		(0.02)
From net realized gain	—		(0.08)	—	—

Total distributions		(0.09)	(0.36)	(0.21)		(0.02)

Net asset value, end of period	$11.22		$10.13	$13.06	$9.62

Total Return(d)
Based on net asset value	11.74	%(e)	(20.03)%	38.15%	(3.63	)%(e)

Ratios to Average Net Assets(f)
Total expenses	0.79	%(g)	0.93%	1.16%	1.93	%(g)(h)

Total expenses after fees waived and/or reimbursed	0.02	%(g)	—%	—%	—	%(g)

Net investment income	1.80	%(g)	2.49%	1.77%	1.11	%(g)

Supplemental Data
Net assets, end of period (000)	$3,037		$2,574	$2,351	$1,732

Portfolio turnover rate		9%	15%	11%		3%

(a)	Commencement of operations.
(b)	Based on average shares outstanding.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Where applicable, assumes the reinvestment of distributions.
(e)	Not annualized.
(f)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(g)	Annualized.
(h)	Audit costs were not annualized in the calculation of the expense ratios. If these expenses were annualized, the total expenses would have been 4.61%.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	75

Financial Highlights (continued)

(For a share outstanding throughout each period)

	BlackRock LifePath® ESG Index 2050 Fund

	Institutional

	Six Months Ended				Period from
	04/30/23		Year Ended	Year Ended	08/18/20	(a)
	(unaudited)		10/31/22	10/31/21	to 10/31/20

Net asset value, beginning of period	$10.21		$13.22	$9.61	$10.00

Net investment income(b)	0.09		0.27	0.20	0.02
Net realized and unrealized gain (loss)	1.15		(2.93)	3.61		(0.39)

Net increase (decrease) from investment operations	1.24		(2.66)	3.81		(0.37)

Distributions(c)
From net investment income		(0.09)	(0.27)	(0.20)		(0.02)
From net realized gain	—		(0.08)	—	—

Total distributions		(0.09)	(0.35)	(0.20)		(0.02)

Net asset value, end of period	$11.36		$10.21	$13.22	$9.61

Total Return(d)
Based on net asset value	12.18	%(e)	(20.46)%	39.90%	(3.73	)%(e)

Ratios to Average Net Assets(f)
Total expenses	0.82	%(g)	1.01%	1.21%	1.98	%(g)(h)

Total expenses after fees waived and/or reimbursed	0.06	%(g)	0.05%	0.05%	0.05	%(g)

Net investment income	1.70	%(g)	2.31%	1.68%	1.05	%(g)

Supplemental Data
Net assets, end of period (000)	$128		$108	$132	$96

Portfolio turnover rate		7%	14%	8%		3%

(a)	Commencement of operations.
(b)	Based on average shares outstanding.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Where applicable, assumes the reinvestment of distributions.
(e)	Not annualized.
(f)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(g)	Annualized.
(h)	Audit costs were not annualized in the calculation of the expense ratios. If these expenses were annualized, the total expenses would have been 4.66%.

See notes to financial statements.

76	2 0 2 3 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights (continued)

(For a share outstanding throughout each period)

	BlackRock LifePath® ESG Index 2050 Fund (continued)

	Investor A

	Six Months Ended				Period from
	04/30/23		Year Ended	Year Ended	08/18/20	(a)
	(unaudited)		10/31/22	10/31/21	to 10/31/20

Net asset value, beginning of period	$10.21		$13.21	$9.61	$10.00

Net investment income(b)	0.08		0.22	0.17	0.02
Net realized and unrealized gain (loss)	1.14		(2.90)	3.61		(0.40)

Net increase (decrease) from investment operations	1.22		(2.68)	3.78		(0.38)

Distributions(c)
From net investment income		(0.08)	(0.24)	(0.18)		(0.01)
From net realized gain	—		(0.08)	—	—

Total distributions		(0.08)	(0.32)	(0.18)		(0.01)

Net asset value, end of period	$11.35		$10.21	$13.21	$9.61

Total Return(d)
Based on net asset value	11.96	%(e)	(20.58)%	39.49%	(3.76	)%(e)

Ratios to Average Net Assets(f)
Total expenses	1.07	%(g)	1.26%	1.44%	2.23	%(g)(h)

Total expenses after fees waived and/or reimbursed	0.31	%(g)	0.30%	0.30%	0.30	%(g)

Net investment income	1.45	%(g)	1.92%	1.41%	0.81	%(g)

Supplemental Data
Net assets, end of period (000)	$356		$263	$243	$96

Portfolio turnover rate		7%	14%	8%		3%

(a)	Commencement of operations.
(b)	Based on average shares outstanding.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Where applicable, assumes the reinvestment of distributions.
(e)	Not annualized.
(f)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(g)	Annualized.
(h)	Audit costs were not annualized in the calculation of the expense ratios. If these expenses were annualized, the total expenses would have been 4.91%.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	77

Financial Highlights (continued)

(For a share outstanding throughout each period)

	BlackRock LifePath® ESG Index 2050 Fund (continued)

	Class K
	Six Months Ended				Period from
	04/30/23		Year Ended	Year Ended	08/18/20	(a)
	(unaudited)		10/31/22	10/31/21	to 10/31/20
Net asset value, beginning of period	$10.21		$13.22	$9.61	$10.00

Net investment income(b)	0.09		0.28	0.21	0.02
Net realized and unrealized gain (loss)	1.15		(2.94)	3.61		(0.39)

Net increase (decrease) from investment operations	1.24		(2.66)	3.82		(0.37)

Distributions(c)
From net investment income		(0.09)	(0.27)	(0.21)		(0.02)
From net realized gain	—		(0.08)	—	—

Total distributions		(0.09)	(0.35)	(0.21)		(0.02)

Net asset value, end of period	$11.36		$10.21	$13.22	$9.61

Total Return(d)

Based on net asset value	12.21	%(e)	(20.41)%	39.96%	(3.72	)%(e)

Ratios to Average Net Assets(f)
Total expenses	0.77	%(g)	0.94%	1.16%	1.93	%(g)(h)

Total expenses after fees waived and/or reimbursed	0.01	%(g)	—%	—%	—	%(g)

Net investment income	1.75	%(g)	2.46%	1.74%	1.11	%(g)

Supplemental Data
Net assets, end of period (000)	$3,829		$3,027	$2,379	$1,730

Portfolio turnover rate		7%	14%	8%		3%

(a)	Commencement of operations.
(b)	Based on average shares outstanding.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Where applicable, assumes the reinvestment of distributions.
(e)	Not annualized.
(f)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(g)	Annualized.
(h)	Audit costs were not annualized in the calculation of the expense ratios. If these expenses were annualized, the total expenses would have been 4.61%.

See notes to financial statements.

78	2 0 2 3 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights (continued)

(For a share outstanding throughout each period)

	BlackRock LifePath® ESG Index 2055 Fund

	Institutional
	Six Months Ended				Period from
	04/30/23		Year Ended	Year Ended	08/18/20	(a)
	(unaudited)		10/31/22	10/31/21	to 10/31/20
Net asset value, beginning of period	$10.21		$13.25	$9.61	$10.00

Net investment income(b)	0.09		0.27	0.21	0.02
Net realized and unrealized gain (loss)	1.15		(2.93)	3.63		(0.39)

Net increase (decrease) from investment operations	1.24		(2.66)	3.84		(0.37)

Distributions(c)
From net investment income		(0.09)	(0.27)	(0.20)		(0.02)
From net realized gain		(0.01)	(0.11)	—	—

Total distributions		(0.10)	(0.38)	(0.20)		(0.02)

Net asset value, end of period	$11.35		$10.21	$13.25	$9.61

Total Return(d)

Based on net asset value	12.17	%(e)	(20.47)%	40.22%	(3.73	)%(e)

Ratios to Average Net Assets(f)
Total expenses	1.03	%(g)	1.11%	1.22%	1.98	%(g)(h)

Total expenses after fees waived and/or reimbursed	0.06	%(g)	0.05%	0.05%	0.05	%(g)

Net investment income	1.65	%(g)	2.33%	1.69%	1.06	%(g)

Supplemental Data
Net assets, end of period (000)	$123		$106	$133	$96

Portfolio turnover rate		8%	15%	9%		3%

(a)	Commencement of operations.
(b)	Based on average shares outstanding.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Where applicable, assumes the reinvestment of distributions.
(e)	Not annualized.
(f)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(g)	Annualized.
(h)	Audit costs were not annualized in the calculation of the expense ratios. If these expenses were annualized, the total expenses would have been 4.66%.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	79

Financial Highlights (continued)

(For a share outstanding throughout each period)

	BlackRock LifePath® ESG Index 2055 Fund (continued)

	Investor A
	Six Months Ended				Period from
	04/30/23		Year Ended	Year Ended	08/18/20	(a)
	(unaudited)		10/31/22	10/31/21	to 10/31/20
Net asset value, beginning of period	$10.20		$13.25	$9.60	$10.00

Net investment income(b)	0.08		0.24	0.18	0.02
Net realized and unrealized gain (loss)	1.15		(2.94)	3.65		(0.41)

Net increase (decrease) from investment operations	1.23		(2.70)	3.83		(0.39)

Distributions(c)
From net investment income		(0.07)	(0.24)	(0.18)		(0.01)
From net realized gain		(0.01)	(0.11)	—	—

Total distributions		(0.08)	(0.35)	(0.18)		(0.01)

Net asset value, end of period	$11.35		$10.20	$13.25	$9.60

Total Return(d)

Based on net asset value	12.15	%(e)	(20.74)%	40.05%	(3.86	)%(e)

Ratios to Average Net Assets(f)
Total expenses	1.28	%(g)	1.36%	1.47%	2.23	%(g)(h)

Total expenses after fees waived and/or reimbursed	0.31	%(g)	0.30%	0.30%	0.30	%(g)

Net investment income	1.40	%(g)	2.06%	1.44%	0.81	%(g)

Supplemental Data
Net assets, end of period (000)	$171		$148	$175	$96

Portfolio turnover rate		8%	15%	9%		3%

(a)	Commencement of operations.
(b)	Based on average shares outstanding.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Where applicable, assumes the reinvestment of distributions.
(e)	Not annualized.
(f)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(g)	Annualized.
(h)	Audit costs were not annualized in the calculation of the expense ratios. If these expenses were annualized, the total expenses would have been 4.91%.

See notes to financial statements.

80	2 0 2 3 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights (continued)

(For a share outstanding throughout each period)

	BlackRock LifePath® ESG Index 2055 Fund (continued)

	Class K
	Six Months Ended				Period from
	04/30/23		Year Ended	Year Ended	08/18/20	(a)
	(unaudited)		10/31/22	10/31/21	to 10/31/20
Net asset value, beginning of period	$10.21		$13.25	$9.61	$10.00

Net investment income(b)	0.09		0.28	0.21	0.02
Net realized and unrealized gain (loss)	1.15		(2.93)	3.64		(0.39)

Net increase (decrease) from investment operations	1.24		(2.65)	3.85		(0.37)

Distributions(c)
From net investment income		(0.09)	(0.28)	(0.21)		(0.02)
From net realized gain		(0.01)	(0.11)	—	—

Total distributions		(0.10)	(0.39)	(0.21)		(0.02)

Net asset value, end of period	$11.35		$10.21	$13.25	$9.61

Total Return(d)

Based on net asset value	12.20	%(e)	(20.43)%	40.29%	(3.72	)%(e)

Ratios to Average Net Assets(f)
Total expenses	0.98	%(g)	1.06%	1.18%	1.93	%(g)(h)

Total expenses after fees waived and/or reimbursed	0.01	%(g)	—%	—%	—	%(g)

Net investment income	1.70	%(g)	2.43%	1.74%	1.11	%(g)

Supplemental Data
Net assets, end of period (000)	$2,728		$2,296	$2,385	$1,729

Portfolio turnover rate		8%	15%	9%		3%

(a)	Commencement of operations.
(b)	Based on average shares outstanding.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Where applicable, assumes the reinvestment of distributions.
(e)	Not annualized.
(f)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(g)	Annualized.
(h)	Audit costs were not annualized in the calculation of the expense ratios. If these expenses were annualized, the total expenses would have been 4.61%.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	81

Financial Highlights (continued)

(For a share outstanding throughout each period)

	BlackRock LifePath® ESG Index 2060 Fund

	Institutional
	Six Months Ended				Period from
	04/30/23		Year Ended	Year Ended	08/18/20	(a)
	(unaudited)		10/31/22	10/31/21	to 10/31/20
Net asset value, beginning of period	$10.24		$13.25	$9.61	$10.00

Net investment income(b)	0.09		0.27	0.20	0.02
Net realized and unrealized gain (loss)	1.16		(2.95)	3.65		(0.39)

Net increase (decrease) from investment operations	1.25		(2.68)	3.85		(0.37)

Distributions(c)
From net investment income		(0.09)	(0.26)	(0.21)		(0.02)
From net realized gain	—		(0.07)	—	—

Total distributions		(0.09)	(0.33)	(0.21)		(0.02)

Net asset value, end of period	$11.40		$10.24	$13.25	$9.61

Total Return(d)

Based on net asset value	12.22	%(e)	(20.53)%	40.24%	(3.73	)%(e)

Ratios to Average Net Assets(f)
Total expenses	0.93	%(g)	1.04%	1.19%	1.98	%(g)(h)

Total expenses after fees waived and/or reimbursed	0.06	%(g)	0.05%	0.05%	0.05	%(g)

Net investment income	1.66	%(g)	2.31%	1.66%	1.05	%(g)

Supplemental Data
Net assets, end of period (000)	$212		$159	$196	$96

Portfolio turnover rate		7%	20%	9%		3%

(a)	Commencement of operations.
(b)	Based on average shares outstanding.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Where applicable, assumes the reinvestment of distributions.
(e)	Not annualized.
(f)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(g)	Annualized.
(h)	Audit costs were not annualized in the calculation of the expense ratios. If these expenses were annualized, the total expenses would have been 4.66%.

See notes to financial statements.

82	2 0 2 3 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights (continued)

(For a share outstanding throughout each period)

	BlackRock LifePath® ESG Index 2060 Fund (continued)
	Investor A

	Six Months Ended				Period from
	04/30/23		Year Ended	Year Ended	08/18/20	(a)
	(unaudited)		10/31/22	10/31/21	to 10/31/20
Net asset value, beginning of period	$10.23		$13.24	$9.60	$10.00

Net investment income(b)	0.06		0.24	0.18	0.02
Net realized and unrealized gain (loss)	1.17		(2.94)	3.64		(0.41)

Net increase (decrease) from investment operations	1.23		(2.70)	3.82		(0.39)

Distributions(c)
From net investment income		(0.08)	(0.24)	(0.18)		(0.01)
From net realized gain	—		(0.07)	—	—

Total distributions		(0.08)	(0.31)	(0.18)		(0.01)

Net asset value, end of period	$11.38		$10.23	$13.24	$9.60

Total Return(d)
Based on net asset value	12.05	%(e)	(20.75)%	40.02%	(3.86	)%(e)

Ratios to Average Net Assets(f)
Total expenses	1.18	%(g)	1.30%	1.41%	2.23	%(g)(h)

Total expenses after fees waived and/or reimbursed	0.31	%(g)	0.30%	0.30%	0.30	%(g)

Net investment income	1.17	%(g)	2.05%	1.42%	0.81	%(g)

Supplemental Data
Net assets, end of period (000)	$503		$222	$351	$96

Portfolio turnover rate		7%	20%	9%		3%

(a)	Commencement of operations.
(b)	Based on average shares outstanding.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Where applicable, assumes the reinvestment of distributions.
(e)	Not annualized.
(f)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(g)	Annualized.
(h)	Audit costs were not annualized in the calculation of the expense ratios. If these expenses were annualized, the total expenses would have been 4.91%.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	83

Financial Highlights (continued)

(For a share outstanding throughout each period)

	BlackRock LifePath® ESG Index 2060 Fund (continued)
	Class K

	Six Months Ended				Period from
	04/30/23		Year Ended	Year Ended	08/18/20	(a)
	(unaudited)		10/31/22	10/31/21	to 10/31/20
Net asset value, beginning of period	$10.24		$13.25	$9.61	$10.00

Net investment income(b)	0.09		0.27	0.21	0.02
Net realized and unrealized gain (loss)	1.16		(2.94)	3.64		(0.39)

Net increase (decrease) from investment operations	1.25		(2.67)	3.85		(0.37)

Distributions(c)
From net investment income		(0.09)	(0.27)	(0.21)		(0.02)
From net realized gain	—		(0.07)	—	—

Total distributions		(0.09)	(0.34)	(0.21)		(0.02)

Net asset value, end of period	$11.40		$10.24	$13.25	$9.61

Total Return(d)
Based on net asset value	12.24	%(e)	(20.48)%	40.30%	(3.72	)%(e)

Ratios to Average Net Assets(f)
Total expenses	0.88	%(g)	0.99%	1.15%	1.93	%(g)(h)

Total expenses after fees waived and/or reimbursed	0.01	%(g)	—%	—%	—	%(g)

Net investment income	1.71	%(g)	2.37%	1.75%	1.11	%(g)

Supplemental Data
Net assets, end of period (000)	$2,793		$2,370	$2,385	$1,729

Portfolio turnover rate		7%	20%	9%		3%

(a)	Commencement of operations.
(b)	Based on average shares outstanding.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Where applicable, assumes the reinvestment of distributions.
(e)	Not annualized.
(f)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(g)	Annualized.
(h)	Audit costs were not annualized in the calculation of the expense ratios. If these expenses were annualized, the total expenses would have been 4.61%.

See notes to financial statements.

84	2 0 2 3 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights (continued)

(For a share outstanding throughout each period)

	BlackRock LifePath® ESG Index 2065 Fund
	Institutional

	Six Months Ended				Period from
	04/30/23		Year Ended	Year Ended	08/18/20	(a)
	(unaudited)		10/31/22	10/31/21	to 10/31/20
Net asset value, beginning of period	$10.21		$13.25	$9.61	$10.00

Net investment income(b)	0.09		0.27	0.21	0.02
Net realized and unrealized gain (loss)	1.16		(2.93)	3.64		(0.39)

Net increase (decrease) from investment operations	1.25		(2.66)	3.85		(0.37)

Distributions(c)
From net investment income		(0.09)	(0.27)	(0.21)		(0.02)
From net realized gain		(0.02)	(0.11)	—	—

Total distributions		(0.11)	(0.38)	(0.21)		(0.02)

Net asset value, end of period	$11.35		$10.21	$13.25	$9.61

Total Return(d)
Based on net asset value	12.28	%(e)	(20.46)%	40.24%	(3.73	)%(e)

Ratios to Average Net Assets(f)
Total expenses	1.19	%(g)	1.18%	1.22%	1.98	%(g)(h)

Total expenses after fees waived and/or reimbursed	0.06	%(g)	0.05%	0.05%	0.05	%(g)

Net investment income	1.65	%(g)	2.31%	1.70%	1.04	%(g)

Supplemental Data
Net assets, end of period (000)	$116		$103	$132	$96

Portfolio turnover rate		8%	15%	10%		3%

(a)	Commencement of operations.
(b)	Based on average shares outstanding.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Where applicable, assumes the reinvestment of distributions.
(e)	Not annualized.
(f)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(g)	Annualized.
(h)	Audit costs were not annualized in the calculation of the expense ratios. If these expenses were annualized, the total expenses would have been 4.66%.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	85

Financial Highlights (continued)

(For a share outstanding throughout each period)

	BlackRock LifePath® ESG Index 2065 Fund (continued)
	Investor A

	Six Months Ended				Period from
	04/30/23		Year Ended	Year Ended	08/18/20	(a)
	(unaudited)		10/31/22	10/31/21	to 10/31/20
Net asset value, beginning of period	$10.21		$13.24	$9.60	$10.00

Net investment income(b)	0.08		0.24	0.17	0.02
Net realized and unrealized gain (loss)	1.15		(2.92)	3.65		(0.41)

Net increase (decrease) from investment operations	1.23		(2.68)	3.82		(0.39)

Distributions(c)
From net investment income		(0.08)	(0.24)	(0.18)		(0.01)
From net realized gain		(0.02)	(0.11)	—	—

Total distributions		(0.10)	(0.35)	(0.18)		(0.01)

Net asset value, end of period	$11.34		$10.21	$13.24	$9.60

Total Return(d)
Based on net asset value	12.05	%(e)	(20.59)%	39.95%	(3.85	)%(e)

Ratios to Average Net Assets(f)
Total expenses	1.44	%(g)	1.43%	1.47%	2.23	%(g)(h)

Total expenses after fees waived and/or reimbursed	0.31	%(g)	0.30%	0.30%	0.30	%(g)

Net investment income	1.40	%(g)	2.05%	1.43%	0.80	%(g)

Supplemental Data
Net assets, end of period (000)	$193		$160	$155	$96

Portfolio turnover rate		8%	15%	10%		3%

(a)	Commencement of operations.
(b)	Based on average shares outstanding.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Where applicable, assumes the reinvestment of distributions.
(e)	Not annualized.
(f)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(g)	Annualized.
(h)	Audit costs were not annualized in the calculation of the expense ratios. If these expenses were annualized, the total expenses would have been 4.91%.

See notes to financial statements.

86	2 0 2 3 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights (continued)

(For a share outstanding throughout each period)

	BlackRock LifePath® ESG Index 2065 Fund (continued)
	Class K

	Six Months Ended				Period from
	04/30/23		Year Ended	Year Ended	08/18/20	(a)
	(unaudited)		10/31/22	10/31/21	to 10/31/20
Net asset value, beginning of period	$10.21		$13.25	$9.61	$10.00

Net investment income(b)	0.09		0.27	0.21	0.02
Net realized and unrealized gain (loss)	1.16		(2.92)	3.64		(0.39)

Net increase (decrease) from investment operations	1.25		(2.65)	3.85		(0.37)

Distributions(c)
From net investment income		(0.09)	(0.28)	(0.21)		(0.02)
From net realized gain		(0.02)	(0.11)	—	—

Total distributions		(0.11)	(0.39)	(0.21)		(0.02)

Net asset value, end of period	$11.35		$10.21	$13.25	$9.61

Total Return(d)
Based on net asset value	12.31	%(e)	(20.42)%	40.31%	(3.72	)%(e)

Ratios to Average Net Assets(f)
Total expenses	1.14	%(g)	1.13%	1.17%	1.93	%(g)(h)

Total expenses after fees waived and/or reimbursed	0.01	%(g)	—%	—%	—	%(g)

Net investment income	1.70	%(g)	2.36%	1.75%	1.10	%(g)

Supplemental Data
Net assets, end of period (000)	$2,115		$1,881	$2,385	$1,729

Portfolio turnover rate		8%	15%	10%		3%

(a)	Commencement of operations.
(b)	Based on average shares outstanding.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Where applicable, assumes the reinvestment of distributions.
(e)	Not annualized.
(f)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(g)	Annualized.
(h)	Audit costs were not annualized in the calculation of the expense ratios. If these expenses were annualized, the total expenses would have been 4.61%.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	87

Notes to Financial Statements (unaudited)

1. ORGANIZATION

BlackRock Funds III (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust is organized as a Delaware statutory trust. The following, each of which is a series of the Trust, are referred to herein collectively as the “Funds” or individually as a “Fund”:

Fund Name	Herein Referred To As	Diversification Classification
BlackRock LifePath® ESG Index Retirement Fund	LifePath ESG Index Retirement Fund	Diversified
BlackRock LifePath® ESG Index 2025 Fund	LifePath ESG Index 2025 Fund	Diversified
BlackRock LifePath® ESG Index 2030 Fund	LifePath ESG Index 2030 Fund	Diversified
BlackRock LifePath® ESG Index 2035 Fund	LifePath ESG Index 2035 Fund	Diversified
BlackRock LifePath® ESG Index 2040 Fund	LifePath ESG Index 2040 Fund	Diversified
BlackRock LifePath® ESG Index 2045 Fund	LifePath ESG Index 2045 Fund	Diversified
BlackRock LifePath® ESG Index 2050 Fund	LifePath ESG Index 2050 Fund	Diversified
BlackRock LifePath® ESG Index 2055 Fund	LifePath ESG Index 2055 Fund	Diversified
BlackRock LifePath® ESG Index 2060 Fund	LifePath ESG Index 2060 Fund	Diversified
BlackRock LifePath® ESG Index 2065 Fund	LifePath ESG Index 2065 Fund	Diversified

The Funds will generally invest in other registered investment companies (each, an “Underlying Fund” and collectively, the “Underlying Funds”) that are managed by subsidiaries of BlackRock, Inc. (“BlackRock”) and its affiliates, which are affiliates of the Funds.

Each Fund offers multiple classes of shares. All classes of shares have identical voting, dividend, liquidation and other rights and are subject to the same terms and conditions, except that certain classes bear expenses related to the shareholder servicing and distribution of such shares. Institutional and Class K Shares are sold only to certain eligible investors. Investor A Shares bear certain expenses related to shareholder servicing of such shares. Investor A Shares are generally available through financial intermediaries. Each class has exclusive voting rights with respect to matters relating to its shareholder servicing and distribution expenditures.

Share Class	Initial Sales Charge	CDSC	Conversion Privilege
Institutional, Investor A and Class K Shares	No	No	None

The Funds, together with certain other registered investment companies advised by BlackRock Fund Advisors (“BFA” or the “Manager”) or its affiliates, are included in a complex of funds referred to as the BlackRock Multi-Asset Complex.

2.	SIGNIFICANT ACCOUNTING POLICIES

The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. Each Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

Investment Transactions and Income Recognition: For financial reporting purposes, investment transactions are recorded on the dates the transactions are executed. Realized gains and losses on investment transactions are determined using the specific identification method. Dividend income and capital gain distributions, if any, are recorded on the ex-dividend dates. Non-cash dividends, if any, are recorded on the ex-dividend dates at fair value. Income, expenses and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets.

Distributions: Distributions from net investment income are declared quarterly and paid quarterly. Distributions of capital gains are recorded on the ex-dividend dates and made at least annually. The portion of distributions, if any, that exceeds a fund’s current and accumulated earnings and profits, as measured on a tax basis, constitute a non-taxable return of capital. The character and timing of distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP.

Indemnifications: In the normal course of business, a Fund enters into contracts that contain a variety of representations that provide general indemnification. A Fund’s maximum exposure under these arrangements is unknown because it involves future potential claims against a Fund, which cannot be predicted with any certainty.

Other: Expenses directly related to a Fund or its classes are charged to that Fund or the applicable class. Expenses directly related to the Funds and other shared expenses prorated to the Funds are allocated daily to each class based on their relative net assets or other appropriate methods. Other operating expenses shared by several funds, including other funds managed by the Manager, are prorated among those funds on the basis of relative net assets or other appropriate methods.

3.	INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

Investment Valuation Policies: Each Fund’s investments are valued at fair value (also referred to as “market value” within the financial statements) each day that the Fund is open for business and, for financial reporting purposes, as of the report date. U.S. GAAP defines fair value as the price a fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Board of Trustees of each Fund (the “Board”) has approved the designation of each Fund’s Manager as the valuation designee for each Fund. Each Fund determines the fair values of its financial instruments using various independent dealers or pricing

88	2 0 2 3 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements (unaudited) (continued)

services under the Manager’s policies. If a security’s market price is not readily available or does not otherwise accurately represent the fair value of the security, the security will be valued in accordance with the Manager’s policies and procedures as reflecting fair value. The Manager has formed a committee (the “Valuation Committee”) to develop pricing policies and procedures and to oversee the pricing function for all financial instruments, with assistance from other BlackRock pricing committees.

Fair Value Inputs and Methodologies: The following methods and inputs are used to establish the fair value of each Fund’s assets and liabilities:

•

Exchange-traded funds (“ETFs”) and closed-end funds traded on a recognized securities exchange are valued at that day’s official closing price, as applicable, on the exchange where the stock is primarily traded. ETFs and closed-end funds traded on a recognized exchange for which there were no sales on that day may be valued at the last available bid (long positions) or ask (short positions) price.

•	Investments in open-end U.S. mutual funds (including money market funds) are valued at that day’s published net asset value (“NAV”).

If events (e.g., market volatility, company announcement or a natural disaster) occur that are expected to materially affect the value of such investment, or in the event that application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Valuation Committee in accordance with the Manager’s policies and procedures as reflecting fair value (“Fair Valued Investments”). The fair valuation approaches that may be used by the Valuation Committee include market approach, income approach and cost approach. Valuation techniques such as discounted cash flow, use of market comparables and matrix pricing are types of valuation approaches and are typically used in determining fair value. When determining the price for Fair Valued Investments, the Valuation Committee seeks to determine the price that each Fund might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Valuation Committee deems relevant and consistent with the principles of fair value measurement.

Fair Value Hierarchy: Various inputs are used in determining the fair value of financial instruments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial reporting purposes as follows:

•	Level 1 – Unadjusted price quotations in active markets/exchanges for identical assets or liabilities that each Fund has the ability to access;

•

Level 2 – Other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs); and

•

Level 3 – Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Valuation Committee’s assumptions used in determining the fair value of financial instruments).

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. Investments classified within Level 3 have significant unobservable inputs used by the Valuation Committee in determining the price for Fair Valued Investments. Level 3 investments include equity or debt issued by privately held companies or funds that may not have a secondary market and/or may have a limited number of investors. The categorization of a value determined for financial instruments is based on the pricing transparency of the financial instruments and is not necessarily an indication of the risks associated with investing in those securities.

4.	SECURITIES AND OTHER INVESTMENTS

Securities Lending: Certain Funds may lend their securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Funds collateral consisting of cash, an irrevocable letter of credit issued by a bank, or securities issued or guaranteed by the U.S. Government. The initial collateral received by each Fund is required to have a value of at least 102% of the current value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter at a value equal to at least 100% of the current market value of the securities on loan. The market value of the loaned securities is determined at the close of each business day of the Fund and any additional required collateral is delivered to the Fund, or excess collateral returned by the Fund, on the next business day. During the term of the loan, the Funds are entitled to all distributions made on or in respect of the loaned securities, but do not receive interest income on securities received as collateral. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

As of period end, any securities on loan were collateralized by cash and/or U.S. Government obligations. Cash collateral invested by the securities lending agent, BlackRock Institutional Trust Company, N.A. (“BTC”), if any, is disclosed in the Schedules of Investments. Any non-cash collateral received cannot be sold, re-invested or pledged by the Fund, except in the event of borrower default. The securities on loan, if any, are disclosed in the Funds’ Schedules of Investments. The market value of any securities on loan and the value of related collateral, if any, are shown separately in the Statements of Assets and Liabilities as a component of investments at value – affiliated and collateral on securities loaned, respectively.

Securities lending transactions are entered into by the Funds under Master Securities Lending Agreements (each, an “MSLA”), which provide the right, in the event of default (including bankruptcy or insolvency), for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, the Funds, as lender, would offset the market value of the collateral received against the market value of the securities loaned. When the value of the collateral is greater than that of the market value of the securities loaned, the lender is left with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, absent an event of default, the borrower can resell or re-pledge the loaned securities, and the Funds can reinvest cash collateral received in

N O T E S T O F I N A N C I A L S T A T E M E N T S	89

Notes to Financial Statements (unaudited) (continued)

connection with loaned securities. Upon an event of default, the parties’ obligations to return the securities or collateral to the other party are extinguished, and the parties can resell or re-pledge the loaned securities or the collateral received in connection with the loaned securities in order to satisfy the defaulting party’s net payment obligation for all transactions under the MSLA. The defaulting party remains liable for any deficiency.

As of period end, the following table is a summary of the Funds’ securities on loan by counterparty which are subject to offset under an MSLA:

Fund Name/Counterparty	Securities Loaned at Value	Cash Collateral Received(a)	Non-Cash Collateral Received, at Fair Value(a)	Net Amount(b)
LifePath ESG Index Retirement Fund
BofA Securities, Inc	$71,625	$(71,625)	$—	$—
J.P. Morgan Securities LLC	838,487	(838,487)	—	—

	$910,112	$(910,112)	$—	$—

LifePath ESG Index 2025 Fund
Barclays Bank PLC	$8,369	$(8,369)	$—	$—
J.P. Morgan Securities LLC	1,177,574	(1,177,574)	—	—
RBC Capital Markets LLC	26,800	(26,800)	—	—

	$1,212,743	$(1,212,743)	$—	$—

LifePath ESG Index 2030 Fund
Barclays Bank PLC	$111,436	$(111,436)	$—	$—
Barclays Capital, Inc	6,700	(6,700)	—	—

	$118,136	$(118,136)	$—	$—

LifePath ESG Index 2035 Fund
BofA Securities, Inc	$778,192	$(778,192)	$—	$—
Credit Suisse Securities (USA) LLC	100,683	(100,683)	—	—

	$878,875	$(878,875)	$—	$—

LifePath ESG Index 2040 Fund
BofA Securities, Inc	$423,226	$(423,226)	$—	$—
Credit Suisse Securities (USA) LLC	91,250	(91,250)	—	—
J.P. Morgan Securities LLC	258,786	(258,786)	—	—

	$773,262	$(773,262)	$—	$—

LifePath ESG Index 2045 Fund
Barclays Bank PLC	$132,031	$(132,031)	$—	$—
BofA Securities, Inc	72,836	(72,836)	—	—
J.P. Morgan Securities LLC	273,487	(273,487)	—	—

	$478,354	$(478,354)	$—	$—

LifePath ESG Index 2050 Fund
Barclays Bank PLC	$130,818	$(130,818)	$—	$—
BofA Securities, Inc	226,902	(226,902)	—	—
UBS AG	73,224	(73,224)	—	—

	$430,944	$(430,944)	$—	$—

LifePath ESG Index 2055 Fund
Barclays Capital, Inc	$16,750	$(16,750)	$—	$—
BofA Securities, Inc	91,446	(91,446)	—	—

	$108,196	$(108,196)	$—	$—

LifePath ESG Index 2060 Fund
Barclays Bank PLC	$89,192	$(89,192)	$—	$—
BofA Securities, Inc	89,720	(89,720)	—	—
J.P. Morgan Securities LLC	20,630	(20,630)	—	—

	$199,542	$(199,542)	$—	$—

LifePath ESG Index 2065 Fund
Barclays Bank PLC	$19,693	$(19,693)	$—	$—
BofA Securities, Inc	54,032	(54,032)	—	—
J.P. Morgan Securities LLC	24,196	(24,196)	—	—

	$97,921	$(97,921)	$—	$—

(a)

Collateral received, if any, in excess of the market value of securities on loan is not presented in this table. The total cash collateral received by each Fund is disclosed in the Fund’s Statements of Assets and Liabilities.

(b)

The market value of the loaned securities is determined as of April 30, 2023. Additional collateral is delivered to each Fund on the next business day in accordance with the MSLA. The net amount would be subject to the borrower default indemnity in the event of default by the counterparty.

90	2 0 2 3 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements (unaudited) (continued)

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, the Funds benefit from a borrower default indemnity provided by BlackRock. BlackRock’s indemnity allows for full replacement of the securities loaned to the extent the collateral received does not cover the value on the securities loaned in the event of borrower default. Each Fund could incur a loss if the value of an investment purchased with cash collateral falls below the market value of loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received. Such losses are borne entirely by the Funds.

5. INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Advisory: The Trust, on behalf of each Fund, entered into an Investment Advisory Agreement with the Manager, the Funds’ investment adviser and an indirect, wholly-owned subsidiary of BlackRock, to provide investment advisory services. The Manager is responsible for the management of each Fund’s portfolio and provides the personnel, facilities, equipment and certain other services necessary to the operations of each Fund.

For such services, each Fund pays the Manager a monthly fee at an annual rate equal to 0.05% of the average daily value of each Fund’s net assets.

Service Fees: The Trust, on behalf of each Fund, entered into a Distribution Agreement and a Distribution and Service Plan with BlackRock Investments, LLC (“BRIL”), an affiliate of the Manager. Pursuant to the Distribution and Service Plan and in accordance with Rule 12b-1 under the 1940 Act, each Fund pays BRIL ongoing service fees. The fees are accrued daily and paid monthly at an annual rate of 0.25% based upon the average daily net assets of each Fund’s Investor A Shares.

BRIL and broker-dealers, pursuant to sub-agreements with BRIL, provide shareholder servicing to the Funds. The ongoing service fee compensates BRIL and each broker-dealer for providing shareholder servicing related services to shareholders.

For the six months ended April 30, 2023, the following table shows the class specific service fees borne directly by each share class of each Fund:

Fund Name	Investor A
LifePath ESG Index Retirement Fund	$194
LifePath ESG Index 2025 Fund	821
LifePath ESG Index 2030 Fund	1,320
LifePath ESG Index 2035 Fund	219
LifePath ESG Index 2040 Fund	307
LifePath ESG Index 2045 Fund	910
LifePath ESG Index 2050 Fund	381
LifePath ESG Index 2055 Fund	198
LifePath ESG Index 2060 Fund	485
LifePath ESG Index 2065 Fund	224

Administration: The Trust, on behalf of each Fund, entered into an Administration Agreement with BlackRock Advisors, LLC (“BAL” or the “Administrator”), an indirect, wholly-owned subsidiary of BlackRock, which has agreed to provide general administrative services (other than investment advice and related portfolio activities). BAL has agreed to bear all of the Funds’ ordinary operating expenses, excluding, generally, investment advisory fees, distribution fees, brokerage and other expenses related to the execution of portfolio transactions, extraordinary expenses and certain other expenses which are borne by the Funds. BAL is entitled to receive for these administrative services an annual fee of 0.20% based on the average daily net assets of each Fund’s Institutional and Investor A Shares and 0.15% of the average daily net assets of each Fund’s Class K Shares.

From time to time, BAL may waive such fees in whole or in part. Any such waiver will reduce the expenses of the Funds and, accordingly, have a favorable impact on their performance. BAL may delegate certain of its administration duties to sub-administrators.

For the six months ended April 30, 2023, the following table shows the class specific administration fees borne directly by each share class of each Fund:

Fund Name	Institutional	Investor A	Class K	Total
LifePath ESG Index Retirement Fund	$93	$155	$1,293	$1,541
LifePath ESG Index 2025 Fund	96	657	1,452	2,205
LifePath ESG Index 2030 Fund	105	1,056	1,564	2,725
LifePath ESG Index 2035 Fund	123	176	1,779	2,078
LifePath ESG Index 2040 Fund	284	245	2,040	2,569
LifePath ESG Index 2045 Fund	116	728	2,123	2,967
LifePath ESG Index 2050 Fund	119	305	2,535	2,959
LifePath ESG Index 2055 Fund	115	158	1,875	2,148
LifePath ESG Index 2060 Fund	181	388	1,942	2,511
LifePath ESG Index 2065 Fund	110	180	1,505	1,795

Transfer Agent: Pursuant to written agreements, certain financial intermediaries, some of which may be affiliates, provide the Funds with sub-accounting, recordkeeping, sub-transfer agency and other administrative services with respect to servicing of underlying investor accounts. For these services, these entities receive an asset-based fee or an annual fee per shareholder account, which will vary depending on share class and/or net assets. For the six months ended April 30, 2023, the Funds did not pay any amounts to affiliates in return for these services.

Expense Waivers and Reimbursements: With respect to each Fund, the Manager contractually agreed to waive its investment advisory fees by the amount of investment advisory fees each Fund pays to the Manager indirectly through its investment in affiliated money market funds (the “affiliated money market fund waiver”) through June 30,

N O T E S T O F I N A N C I A L S T A T E M E N T S	91

Notes to Financial Statements (unaudited) (continued)

2024. The contractual agreement may be terminated upon 90 days’ notice by a majority of the trustees who are not “interested persons” of the Trust, as defined in the 1940 Act (“Independent Trustees”), or by a vote of a majority of the outstanding voting securities of a Fund. These amounts are included in fees waived and/or reimbursed by the Administrator/Manager in the Statements of Operations. For the six months ended April 30, 2023, the amounts waived were as follows:

Fund Name	Fees Waived and/or Reimbursed by the Administrator/Manager
LifePath ESG Index Retirement Fund	$2
LifePath ESG Index 2025 Fund	2
LifePath ESG Index 2030 Fund	5
LifePath ESG Index 2035 Fund	4
LifePath ESG Index 2040 Fund	7
LifePath ESG Index 2045 Fund	4
LifePath ESG Index 2050 Fund	6
LifePath ESG Index 2055 Fund	3
LifePath ESG Index 2060 Fund	5
LifePath ESG Index 2065 Fund	2

The Manager and the Administrator have contractually agreed to reimburse each Fund for acquired fund fees and expenses up to a maximum amount equal to the combined investment advisory fee and administration fee of each share class through June 30, 2024. These amounts are included in fees waived and/or reimbursed by the Administrator/Manager in the Statements of Operations. For the six months ended April 30, 2023, the amounts waived were as follows:

Fund Name	Fees Waived and/or Reimbursed by the Administrator/Manager
LifePath ESG Index Retirement Fund	$1,395
LifePath ESG Index 2025 Fund	1,980
LifePath ESG Index 2030 Fund	2,574
LifePath ESG Index 2035 Fund	2,274
LifePath ESG Index 2040 Fund	2,914
LifePath ESG Index 2045 Fund	3,437
LifePath ESG Index 2050 Fund	3,647
LifePath ESG Index 2055 Fund	2,679
LifePath ESG Index 2060 Fund	3,064
LifePath ESG Index 2065 Fund	2,220

The fees and expenses of the Funds’ Independent Trustees, counsel to the Independent Trustees and the Funds’ independent registered public accounting firm (together, the “independent expenses”) are paid directly by the Funds. Each of BAL and BFA have contractually agreed to reimburse the Funds or provide an offsetting credit for such Independent Expenses through June 30, 2033. These amounts are included in fees waived and/or reimbursed by the Administrator/Manager in the Statements of Operations. For the six months ended April 30, 2023, the Funds waived the following amounts:

Fund Name	Fees Waived and/or Reimbursed by the Administrator/Manager
LifePath ESG Index Retirement Fund	$10,722
LifePath ESG Index 2025 Fund	10,724
LifePath ESG Index 2030 Fund	10,724
LifePath ESG Index 2035 Fund	10,724
LifePath ESG Index 2040 Fund	10,725
LifePath ESG Index 2045 Fund	10,726
LifePath ESG Index 2050 Fund	10,726
LifePath ESG Index 2055 Fund	10,724
LifePath ESG Index 2060 Fund	10,725
LifePath ESG Index 2065 Fund	10,722

Securities Lending: The U.S. Securities and Exchange Commission (“SEC”) has issued an exemptive order which permits BTC, an affiliate of the Manager, to serve as securities lending agent for the Funds, subject to applicable conditions. As securities lending agent, BTC bears all operational costs directly related to securities lending, including any custodial costs. The Funds are responsible for fees in connection with the investment of cash collateral received for securities on loan (the “collateral investment fees”). The cash collateral is invested in a money market fund, BlackRock Cash Funds: Institutional or BlackRock Cash Funds: Treasury, managed by the Manager or its affiliates. However, BTC has agreed to reduce the amount of securities lending income it receives in order to effectively limit the collateral investment fees the Funds bear to an annual rate of 0.04%. The SL Agency Shares of such money market fund will not be subject to a sales load, distribution fee or service fee. The money market fund in which the cash collateral has been invested may, under certain circumstances, impose a liquidity fee of up to 2% of the value redeemed or temporarily restrict redemptions for up to 10 business days during a 90 day period, in the event that the money market fund’s weekly liquid assets fall below certain thresholds.

Securities lending income is equal to the total of income earned from the reinvestment of cash collateral, net of fees and other payments to and from borrowers of securities, and less the collateral investment fees. Each Fund retains a portion of securities lending income and remits a remaining portion to BTC as compensation for its services as securities lending agent.

Pursuant to the current securities lending agreement, each Fund retains 82% of securities lending income (which excludes collateral investment fees), and this amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees.

92	2 0 2 3 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements (unaudited) (continued)

In addition, commencing the business day following the date that the aggregate securities lending income earned across the BlackRock Multi-Asset Complex in a calendar year exceeds a specified threshold, each Fund, pursuant to the securities lending agreement, will retain for the remainder of that calendar year securities lending income in an amount equal to 85% of securities lending income (which excludes collateral investment fees), and this amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees.

The share of securities lending income earned by each Fund is shown as securities lending income — affiliated — net in the Statements of Operations. For the six months ended April 30, 2023, each Fund paid BTC the following amounts for securities lending agent services:

Fund Name	Amounts
LifePath ESG Index Retirement Fund	$642
LifePath ESG Index 2025 Fund	400
LifePath ESG Index 2030 Fund	552
LifePath ESG Index 2035 Fund	768
LifePath ESG Index 2040 Fund	772
LifePath ESG Index 2045 Fund	665
LifePath ESG Index 2050 Fund	639
LifePath ESG Index 2055 Fund	346
LifePath ESG Index 2060 Fund	418
LifePath ESG Index 2065 Fund	287

Interfund Lending: In accordance with an exemptive order (the “Order”) from the SEC, each Fund may participate in a joint lending and borrowing facility for temporary purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by each Fund’s investment policies and restrictions. Each Fund is currently permitted to borrow and lend under the Interfund Lending Program.

A lending BlackRock fund may lend in aggregate up to 15% of its net assets but may not lend more than 5% of its net assets to any one borrowing fund through the Interfund Lending Program. A borrowing BlackRock fund may not borrow through the Interfund Lending Program or from any other source more than 33 1/3% of its total assets (or any lower threshold provided for by the fund’s investment restrictions). If a borrowing BlackRock fund’s total outstanding borrowings exceed 10% of its total assets, each of its outstanding interfund loans will be subject to collateralization of at least 102% of the outstanding principal value of the loan. All interfund loans are for temporary or emergency purposes and the interest rate to be charged will be the average of the highest current overnight repurchase agreement rate available to a lending fund and the bank loan rate, as calculated according to a formula established by the Board.

During the period ended April 30, 2023, the Funds did not participate in the Interfund Lending Program.

Trustees and Officers: Certain trustees and/or officers of the Trust are directors and/or officers of BlackRock or its affiliates.

Other Transactions: Each Fund may invest its positive cash balances in certain money market funds managed by the Manager or an affiliate. The income earned on these temporary cash investments is shown as income-affiliated in the Statements of Operations.

6.	PURCHASES AND SALES

For the six months ended April 30, 2023, purchases and sales of investments in the Underlying Funds, excluding short-term securities, were as follows:

Fund Name	Purchases	Sales
LifePath ESG Index Retirement Fund	$224,377	$134,773
LifePath ESG Index 2025 Fund	245,254	180,476
LifePath ESG Index 2030 Fund	798,095	254,412
LifePath ESG Index 2035 Fund	553,397	182,405
LifePath ESG Index 2040 Fund	952,426	246,560
LifePath ESG Index 2045 Fund	508,426	333,734
LifePath ESG Index 2050 Fund	775,503	266,970
LifePath ESG Index 2055 Fund	382,704	215,479
LifePath ESG Index 2060 Fund	638,422	224,603
LifePath ESG Index 2065 Fund	224,181	195,995

7.	INCOME TAX INFORMATION

It is each Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. Therefore, no U.S. federal income tax provision is required.

Each Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on each Fund’s U.S. federal tax returns generally remains open for a period of three years after they are filed. The statutes of limitations on each Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Management has analyzed tax laws and regulations and their application to the Funds as of April 30, 2023, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Funds’ financial statements.

N O T E S T O F I N A N C I A L S T A T E M E N T S	93

Notes to Financial Statements (unaudited) (continued)

As of October 31, 2022, the Funds had non-expiring capital loss carryforwards available to offset future realized capital gains as follows:

Fund Name	Non-Expiring
LifePath ESG Index Retirement Fund	$5,261
LifePath ESG Index 2030 Fund	12,258
LifePath ESG Index 2040 Fund	2,284
LifePath ESG Index 2045 Fund	10,435
LifePath ESG Index 2050 Fund	7,302
LifePath ESG Index 2060 Fund	7,201

As of April 30, 2023, gross unrealized appreciation and depreciation based on cost of investments (including short positions and derivatives, if any) for U.S. federal income tax purposes were as follows:

Fund Name	Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
LifePath ESG Index Retirement Fund	$3,111,366	$99,098	$(189,662)	$(90,564)
LifePath ESG Index 2025 Fund	4,128,196	154,595	(224,511)	(69,916)
LifePath ESG Index 2030 Fund	3,791,214	220,488	(204,989)	15,499
LifePath ESG Index 2035 Fund	3,745,052	223,107	(116,830)	106,277
LifePath ESG Index 2040 Fund	4,368,911	283,712	(96,116)	187,596
LifePath ESG Index 2045 Fund	4,186,295	319,514	(81,816)	237,698
LifePath ESG Index 2050 Fund	4,480,117	333,794	(49,549)	284,245
LifePath ESG Index 2055 Fund	2,867,229	307,745	(32,789)	274,956
LifePath ESG Index 2060 Fund	3,424,060	340,880	(43,925)	296,955
LifePath ESG Index 2065 Fund	2,266,451	287,750	(22,034)	265,716

8.	BANK BORROWINGS

The Trust, on behalf of each Fund, along with certain other funds managed by the Manager and its affiliates (“Participating Funds”), is party to a 364-day, $2.50 billion credit agreement with a group of lenders. Under this agreement, the Funds may borrow to fund shareholder redemptions. Excluding commitments designated for certain individual funds, the Participating Funds, including the Funds, can borrow up to an aggregate commitment amount of $1.75 billion at any time outstanding, subject to asset coverage and other limitations as specified in the agreement. The credit agreement has the following terms: a fee of 0.10% per annum on unused commitment amounts and interest at a rate equal to the higher of (a) Overnight Bank Funding Rate (“OBFR”) (but, in any event, not less than 0.00%) on the date the loan is made plus 0.80% per annum, (b) the Fed Funds rate (but, in any event, not less than 0.00%) in effect from time to time plus 0.80% per annum on amounts borrowed or (c) the sum of (x) Daily Simple Secured Overnight Financing Rate (“SOFR”) (but, in any event, not less than 0.00%) on the date the loan is made plus 0.10% and (y) 0.80% per annum. The agreement expires in April 2024 unless extended or renewed. These fees were allocated among such funds based upon portions of the aggregate commitment available to them and relative net assets of Participating Funds. During the six months ended April 30, 2023, the Funds did not borrow under the credit agreement.

9.	PRINCIPAL RISKS

In the normal course of business, the Funds invest in securities or other instruments and may enter into certain transactions, and such activities subject each Fund to various risks, including among others, fluctuations in the market (market risk) or failure of an issuer to meet all of its obligations. The value of securities or other instruments may also be affected by various factors, including, without limitation: (i) the general economy; (ii) the overall market as well as local, regional or global political and/or social instability; (iii) regulation, taxation or international tax treaties between various countries; or (iv) currency, interest rate and price fluctuations. Local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, recessions, or other events could have a significant impact on the Funds and their investments. Each Fund’s prospectus provides details of the risks to which each Fund is subject.

The Funds may be exposed to additional risks when reinvesting cash collateral in money market funds that do not seek to maintain a stable NAV per share of $1.00, which may be subject to redemption gates or liquidity fees under certain circumstances.

Infectious Illness Risk: An outbreak of an infectious illness, such as the COVID-19 pandemic, may adversely impact the economies of many nations and the global economy, and may impact individual issuers and capital markets in ways that cannot be foreseen. An infectious illness outbreak may result in, among other things, closed international borders, prolonged quarantines, supply chain disruptions, market volatility or disruptions and other significant economic, social and political impacts.

Counterparty Credit Risk: The Funds may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions, including making timely interest and/or principal payments or otherwise honoring its obligations. The Funds manage counterparty credit risk by entering into transactions only with counterparties that the Manager believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Funds to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Funds’ exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately their value recorded in the Statements of Assets and Liabilities, less any collateral held by the Funds.

Concentration Risk: A diversified portfolio, where this is appropriate and consistent with a fund’s objectives, minimizes the risk that a price change of a particular investment will have a material impact on the NAV of a fund. The investment concentrations within each Fund’s portfolio are disclosed in its Schedule of Investments.

94	2 0 2 3 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements (unaudited) (continued)

The Funds invest a significant portion of their assets in securities of issuers located in the United States. A decrease in imports or exports, changes in trade regulations, inflation and/or an economic recession in the United States may have a material adverse effect on the U.S. economy and the securities listed on U.S. exchanges. Proposed and adopted policy and legislative changes in the United States may also have a significant effect on U.S. markets generally, as well as on the value of certain securities. Governmental agencies project that the United States will continue to maintain elevated public debt levels for the foreseeable future which may constrain future economic growth. Circumstances could arise that could prevent the timely payment of interest or principal on U.S. government debt, such as reaching the legislative “debt ceiling.” Such non-payment would result in substantial negative consequences for the U.S. economy and the global financial system. If U.S. relations with certain countries deteriorate, it could adversely affect issuers that rely on the United States for trade. The United States has also experienced increased internal unrest and discord. If these trends were to continue, they may have an adverse impact on the U.S. economy and the issuers in which the Funds invest.

Significant Shareholder Redemption Risk: Certain shareholders may own or manage a substantial amount of fund shares and/or hold their fund investments for a limited period of time. Large redemptions of fund shares by these shareholders may force a fund to sell portfolio securities, which may negatively impact the fund’s NAV, increase the fund’s brokerage costs, and/or accelerate the realization of taxable income/gains and cause the fund to make additional taxable distributions to shareholders.

10.	CAPITAL SHARE TRANSACTIONS

Transactions in capital shares for each class were as follows:

	Six Months Ended 04/30/23		Year Ended 10/31/22

Fund Name / Share Class	Shares	Amounts	Shares	Amounts
LifePath ESG Index Retirement Fund
Investor A
Shares sold	96	$900	5,011	$49,300
Shares issued in reinvestment of distributions	66	609	97	933

	162	$1,509	5,108	$50,233

Class K
Shares sold	10,068	$95,515	11,498	$117,429
Shares issued in reinvestment of distributions	50	468	98	912
Shares redeemed	(19)	(181)	(9,946)	(97,418)

	10,099	$95,802	1,650	$20,923

	10,261	$97,311	6,758	$71,156

	Six Months Ended 04/30/23		Year Ended 10/31/22

Fund Name / Share Class	Shares	Amounts	Shares	Amounts
LifePath ESG Index 2025 Fund
Institutional
Shares sold	—	$—	6,041	$62,400
Shares redeemed	—	—	(6,041)	(60,407)

	—	$—	—	$1,993

Investor A
Shares sold	234	$2,259	5,557	$59,708
Shares issued in reinvestment of distributions	564	5,386	1,375	14,128
Shares redeemed	(313)	(2,878)	(510)	(5,163)

	485	$4,767	6,422	$68,673

Class K
Shares sold	7,887	$76,991	20,891	$209,900
Shares issued in reinvestment of distributions	230	2,201	246	2,298
Shares redeemed	(999)	(9,819)	(3,275)	(33,306)

	7,118	$69,373	17,862	$178,892

	7,603	$74,140	24,284	$249,558

N O T E S T O F I N A N C I A L S T A T E M E N T S	95

Notes to Financial Statements (unaudited) (continued)

	Six Months Ended 04/30/23		Year Ended 10/31/22
Fund Name / Share Class	Shares	Amounts	Shares	Amounts
LifePath ESG Index 2030 Fund
Institutional
Shares sold	—	$2	608	$6,421
Shares issued in reinvestment of distributions	6	59	150	1,755
Shares redeemed	(1)	(11)	(11,356)	(127,486)

	5	$50	(10,598)	$(119,310)

Investor A
Shares sold	315	$3,151	1,964	$21,280
Shares issued in reinvestment of distributions	817	8,034	2,416	25,745
Shares redeemed	(3,245)	(33,067)	(1,427)	(17,108)

	(2,113)	$(21,882)	2,953	$29,917

Class K
Shares sold	56,168	$573,545	5,278	$54,312
Shares issued in reinvestment of distributions	205	2,068	57	536
Shares redeemed	(244)	(2,438)	(25)	(253)

	56,129	$573,175	5,310	$54,595

	54,021	$551,343	(2,335)	$(34,798)

	Six Months Ended 04/30/23		Year Ended 10/31/22
Fund Name / Share Class	Shares	Amounts	Shares	Amounts
LifePath ESG Index 2035 Fund
Institutional
Shares issued in reinvestment of distributions	26	$265	74	$824

	26	$265	74	$824

Investor A
Shares sold	798	$8,224	4,052	$48,491
Shares issued in reinvestment of distributions	81	813	207	2,318
Shares redeemed	(432)	(4,416)	(2)	(30)

	447	$4,621	4,257	$50,779

Class K
Shares sold	37,126	$378,587	31,699	$337,886
Shares issued in reinvestment of distributions	678	6,814	363	3,497
Shares redeemed	(133)	(1,357)	(135)	(1,338)

	37,671	$384,044	31,927	$340,045

	38,144	$388,930	36,258	$391,648

	Six Months Ended 04/30/23		Year Ended 10/31/22
Fund Name / Share Class	Shares	Amounts	Shares	Amounts
LifePath ESG Index 2040 Fund
Institutional
Shares sold	761	$8,134	2,852	$32,092
Shares issued in reinvestment of distributions	153	1,586	499	5,691
Shares redeemed	(28)	(294)	(590)	(6,508)

	886	$9,426	2,761	$31,275

Investor A
Shares sold	480	$5,098	9,730	$96,970
Shares issued in reinvestment of distributions	106	1,094	161	1,812
Shares redeemed	(830)	(8,950)	(527)	(5,550)

	(244)	$(2,758)	9,364	$93,232

96	2 0 2 3 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements (unaudited) (continued)

	Six Months Ended 04/30/23		Year Ended 10/31/22
Fund Name / Share Class (continued)	Shares	Amounts	Shares	Amounts
LifePath ESG Index 2040 Fund (continued)
Class K
Shares sold	67,035	$718,121	51,414	$564,077
Shares issued in reinvestment of distributions	701	7,331	581	5,742
Shares redeemed	(1,507)	(16,017)	(4,606)	(48,454)

	66,229	$709,435	47,389	$521,365

	66,871	$716,103	59,514	$645,872

	Six Months Ended 04/30/23		Year Ended 10/31/22
Fund Name / Share Class	Shares	Amounts	Shares	Amounts
LifePath ESG Index 2045 Fund
Institutional
Shares sold	704	$7,573	404	$4,219
Shares issued in reinvestment of distributions	6	68	2	16
Shares redeemed	(2)	(18)	—	(3)

	708	$7,623	406	$4,232

Investor A
Shares sold	866	$9,414	42,079	$490,863
Shares issued in reinvestment of distributions	426	4,509	1,020	11,660
Shares redeemed	(2,375)	(26,395)	(2,523)	(28,380)

	(1,083)	$(12,472)	40,576	$474,143

Class K
Shares sold	20,832	$227,996	76,180	$854,608
Shares issued in reinvestment of distributions	717	7,638	931	9,383
Shares redeemed	(4,894)	(54,416)	(3,133)	(34,627)

	16,655	$181,218	73,978	$829,364

	16,280	$176,369	114,960	$1,307,739

	Six Months Ended 04/30/23		Year Ended 10/31/22
Fund Name / Share Class	Shares	Amounts	Shares	Amounts
LifePath ESG Index 2050 Fund
Institutional
Shares sold	729	$7,922	551	$5,794
Shares issued in reinvestment of distributions	8	81	2	19
Shares redeemed	(2)	(23)	—	(4)

	735	$7,980	553	$5,809

Investor A
Shares sold	5,548	$61,048	7,031	$86,714
Shares issued in reinvestment of distributions	125	1,339	340	3,980
Shares redeemed	(26)	(281)	(26)	(306)

	5,647	$62,106	7,345	$90,388

Class K
Shares sold	40,361	$443,545	116,692	$1,331,335
Shares issued in reinvestment of distributions	1,110	11,956	1,406	14,282
Shares redeemed	(719)	(7,890)	(1,681)	(20,667)

	40,752	$447,611	116,417	$1,324,950

	47,134	$517,697	124,315	$1,421,147

N O T E S T O F I N A N C I A L S T A T E M E N T S	97

Notes to Financial Statements (unaudited) (continued)

	Six Months Ended 04/30/23		Year Ended 10/31/22
Fund Name / Share Class	Shares	Amounts	Shares	Amounts
LifePath ESG Index 2055 Fund
Institutional
Shares sold	459	$4,982	360	$3,776
Shares issued in reinvestment of distributions	5	55	1	14
Shares redeemed	(1)	(14)	—	(3)

	463	$5,023	361	$3,787

Investor A
Shares sold	1,081	$11,909	1,168	$10,750
Shares issued in reinvestment of distributions	36	388	70	788
Shares redeemed	(532)	(6,010)	(13)	(162)

	585	$6,287	1,225	$11,376

Class K
Shares sold	15,376	$167,430	45,665	$521,130
Shares issued in reinvestment of distributions	463	4,949	600	6,297
Shares redeemed	(398)	(4,257)	(1,363)	(14,374)

	15,441	$168,122	44,902	$513,053

	16,489	$179,432	46,488	$528,216

	Six Months Ended 04/30/23		Year Ended 10/31/22
Fund Name / Share Class	Shares	Amounts	Shares	Amounts
LifePath ESG Index 2060 Fund
Institutional
Shares sold	3,085	$34,661	2,078	$24,794
Shares issued in reinvestment of distributions	51	552	143	1,684
Shares redeemed	(12)	(131)	(1,537)	(19,315)

	3,124	$35,082	684	$7,163

Investor A
Shares sold	22,441	$239,499	7,991	$94,355
Shares issued in reinvestment of distributions	214	2,297	373	4,606
Shares redeemed	(203)	(2,210)	(13,186)	(163,360)

	22,452	$239,586	(4,822)	$(64,399)

Class K
Shares sold	13,606	$150,825	55,896	$634,461
Shares issued in reinvestment of distributions	466	5,018	653	6,779
Shares redeemed	(480)	(5,383)	(5,103)	(54,620)

	13,592	$150,460	51,446	$586,620

	39,168	$425,128	47,308	$529,384

	Six Months Ended 04/30/23		Year Ended 10/31/22
Fund Name / Share Class	Shares	Amounts	Shares	Amounts
LifePath ESG Index 2065 Fund
Institutional
Shares sold	174	$1,949	77	$816
Shares issued in reinvestment of distributions	1	14	1	7
Shares redeemed	—	(3)	—	—

	175	$1,960	78	$823

Investor A
Shares sold	1,723	$18,828	4,344	$50,732
Shares issued in reinvestment of distributions	54	579	90	1,035
Shares redeemed	(461)	(5,215)	(474)	(5,856)

	1,316	$14,192	3,960	$45,911

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Notes to Financial Statements (unaudited) (continued)

	Six Months Ended 04/30/23		Year Ended 10/31/22
Fund Name / Share Class (continued)	Shares	Amounts	Shares	Amounts
LifePath ESG Index 2065 Fund (continued)
Class K
Shares sold	2,406	$26,295	4,127	$46,496
Shares issued in reinvestment of distributions	51	548	38	383
Shares redeemed	(186)	(2,119)	(8)	(85)

	2,271	$24,724	4,157	$46,794

	3,762	$40,876	8,195	$93,528

As of April 30, 2023, shares owned by BlackRock Financial Management, Inc., an affiliate of the Funds, were as follows:

Fund Name	Institutional	Investor A	Class K
LifePath ESG Index Retirement Fund	10,000	10,000	180,000
LifePath ESG Index 2025 Fund	10,000	10,000	180,000
LifePath ESG Index 2030 Fund	10,000	10,000	180,000
LifePath ESG Index 2035 Fund	10,000	10,000	180,000
LifePath ESG Index 2040 Fund	10,000	10,000	180,000
LifePath ESG Index 2045 Fund	10,000	10,000	180,000
LifePath ESG Index 2050 Fund	10,000	10,000	180,000
LifePath ESG Index 2055 Fund	10,000	10,000	180,000
LifePath ESG Index 2060 Fund	10,000	10,000	180,000
LifePath ESG Index 2065 Fund	10,000	10,000	180,000

11.	SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

N O T E S T O F I N A N C I A L S T A T E M E N T S	99

Statement Regarding Liquidity Risk Management Program

In compliance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”), BlackRock Funds III (the “Trust”) has adopted and implemented a liquidity risk management program (the “Program”) for BlackRock LifePath® ESG Index Retirement Fund, BlackRock LifePath® ESG Index 2025 Fund, BlackRock LifePath® ESG Index 2030 Fund, BlackRock LifePath® ESG Index 2035 Fund, BlackRock LifePath® ESG Index 2040 Fund, BlackRock LifePath® ESG Index 2045 Fund, BlackRock LifePath® ESG Index 2050 Fund, BlackRock LifePath® ESG Index 2055 Fund, BlackRock LifePath® ESG Index 2060 Fund and BlackRock LifePath® ESG Index 2065 Fund (each, a “Fund” and collectively, the “Funds”), each a series of the Trust, which is reasonably designed to assess and manage each Fund’s liquidity risk.

The Board of Trustees (the “Board”) of the Trust, on behalf of the Funds, met on November 8-9, 2022 (the “Meeting”) to review the Program. The Board previously appointed BlackRock Advisors, LLC or BlackRock Fund Advisors (“BlackRock”), each an investment adviser to certain BlackRock funds, as the program administrator for each Fund’s Program, as applicable. BlackRock also previously delegated oversight of the Program to the 40 Act Liquidity Risk Management Committee (the “Committee”). At the Meeting, the Committee, on behalf of BlackRock, provided the Board with a report that addressed the operation of the Program and assessed its adequacy and effectiveness of implementation, including the management of each Fund’s Highly Liquid Investment Minimum (“HLIM”) where applicable, and any material changes to the Program (the “Report”). The Report covered the period from October 1, 2021 through September 30, 2022 (the “Program Reporting Period”).

The Report described the Program’s liquidity classification methodology for categorizing each Fund’s investments (including derivative transactions) into one of four liquidity buckets. It also referenced the methodology used by BlackRock to establish each Fund’s HLIM and noted that the Committee reviews and ratifies the HLIM assigned to each Fund no less frequently than annually. The Report also discussed notable events affecting liquidity over the Program Reporting Period, including the imposition of capital controls in certain countries.

The Report noted that the Program complied with the key factors for consideration under the Liquidity Rule for assessing, managing and periodically reviewing each Fund’s liquidity risk, as follows:

a)

The Fund’s investment strategy and liquidity of portfolio investments during both normal and reasonably foreseeable stressed conditions. During the Program Reporting Period, the Committee reviewed whether each Fund’s strategy is appropriate for an open-end fund structure with a focus on funds with more significant and consistent holdings of less liquid and illiquid assets. The Committee also factored a fund’s concentration in an issuer into the liquidity classification methodology by taking issuer position sizes into account. Where a fund participated in borrowings for investment purposes (such as tender option bonds or reverse repurchase agreements), such borrowings were factored into the Program’s calculation of a fund’s liquidity bucketing. A fund’s derivative exposure was also considered in such calculation.

b)

Short-term and long-term cash flow projections during both normal and reasonably foreseeable stressed conditions. During the Program Reporting Period, the Committee reviewed historical redemption activity and used this information as a component to establish each Fund’s reasonably anticipated trading size utilized for liquidity classifications. Each Fund has adopted an in-kind redemption policy which may be utilized to meet larger redemption requests. The Committee may also take into consideration a fund’s shareholder ownership concentration (which, depending on product type and distribution channel, may or may not be available), a fund’s distribution channels, and the degree of certainty associated with a fund’s short-term and long-term cash flow projections.

c)

Holdings of cash and cash equivalents, as well as borrowing arrangements. The Committee considered the terms of the credit facility committed to each Fund, the financial health of the institution providing the facility and the fact that the credit facility is shared among multiple funds (including that a portion of the aggregate commitment amount is specifically designated for BlackRock Floating Rate Income Portfolio, a series of BlackRock Funds V, and BlackRock Floating Rate Loan ETF, a series of BlackRock ETF Trust II). The Committee also considered other types of borrowing available to the Funds, such as the ability to use reverse repurchase agreements and interfund lending, as applicable.

There were no material changes to the Program during the Program Reporting Period other than the enhancement of certain model components in the Program’s classification methodology. The Report provided to the Board stated that the Committee concluded that based on the operation of the functions, as described in the Report, the Program is operating as intended and is effective in implementing the requirements of the Liquidity Rule.

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Additional Information

General Information

Quarterly performance, semi-annual and annual reports, current net asset value and other information regarding the Funds may be found on BlackRock’s website, which can be accessed at blackrock.com. Any reference to BlackRock’s website in this report is intended to allow investors public access to information regarding the Funds and does not, and is not intended to, incorporate BlackRock’s website in this report.

Householding

The Funds will mail only one copy of shareholder documents, including prospectuses, annual and semi-annual reports, Rule 30e-3 notices and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the Funds at (800) 441-7762.

Availability of Quarterly Schedule of Investments

The Funds file their complete schedules of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to their reports on Form N-PORT. The Funds’ Forms N-PORT are available on the SEC’s website at sec.gov. Additionally, each Fund makes its portfolio holdings for the first and third quarters of each fiscal year available at blackrock.com/fundreports.

Availability of Proxy Voting Policies, Procedures and Voting Records

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities and information about how the Funds voted proxies relating to securities held in the Funds’ portfolios during the most recent 12-month period ended June 30 is available without charge, upon request (1) by calling (800) 441-7762; (2) on the BlackRock website at blackrock.com; and (3) on the SEC’s website at sec.gov.

BlackRock’s Mutual Fund Family

BlackRock offers a diverse lineup of open-end mutual funds crossing all investment styles and managed by experts in equity, fixed-income and tax-exempt investing. Visit blackrock.com for more information.

Shareholder Privileges

Account Information

Call us at (800) 441-7762 from 8:00 AM to 6:00 PM ET on any business day to get information about your account balances, recent transactions and share prices. You can also visit blackrock.com for more information.

Automatic Investment Plans

Investor class shareholders who want to invest regularly can arrange to have $50 or more automatically deducted from their checking or savings account and invested in any of the BlackRock funds.

Systematic Withdrawal Plans

Investor class shareholders can establish a systematic withdrawal plan and receive periodic payments of $50 or more from their BlackRock funds, as long as their account balance is at least $10,000.

Retirement Plans

Shareholders may make investments in conjunction with Traditional, Rollover, Roth, Coverdell, Simple IRAs, SEP IRAs and 403(b) Plans.

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

A D D I T I O N A L I N F O R M A T I O N	101

Additional Information  (continued)

BlackRock Privacy Principles (continued)

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

Fund and Service Providers

Investment Adviser	Distributor
BlackRock Fund Advisors	BlackRock Investments, LLC
San Francisco, CA 94105	New York, NY 10001

Administrator	Independent Registered Public Accounting Firm
BlackRock Advisors, LLC	PricewaterhouseCoopers LLP
Wilmington, DE 19809	Philadelphia, PA 19103

Accounting Agent and Custodian	Legal Counsel
State Street Bank and Trust Company	Sidley Austin LLP
Boston, MA 02114	New York, NY 10019

Transfer Agent	Address of the Funds
BNY Mellon Investment Servicing (US) Inc.	400 Howard Street
Wilmington, DE 19809	San Francisco, CA 94105

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Glossary of Terms Used in this Report

Portfolio Abbreviation

ETF	Exchange-Traded Fund

MSCI	Morgan Stanley Capital International

G L O S S A R Y O F T E R M S U S E D I N T H I S R E P O R T	103

Want to know more?

blackrock.com | 800-441-7762

This report is intended for current holders. It is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Funds unless preceded or accompanied by the Funds’ current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment returns and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

LPESG-04/23-SAR

APRIL 30, 2023

2023 Semi-Annual Report (Unaudited)

BlackRock Funds III

•  BlackRock Diversified Fixed Income Fund

Not FDIC Insured • May Lose Value • No Bank Guarantee

The Markets in Review

Dear Shareholder,

Investors faced an uncertain economic landscape during the 12-month reporting period ended April 30, 2023, amid mixed indicators and rapidly changing market conditions. The U.S. economy returned to modest growth beginning in the third quarter of 2022, although the pace of growth slowed thereafter. Inflation was elevated, reaching a 40-year high as labor costs grew rapidly and unemployment rates reached the lowest levels in decades. However, inflation moderated as the period continued, while continued strength in consumer spending backstopped the economy.

Equity returns varied substantially, as large-capitalization U.S. stocks gained for the period amid a rebound in big tech stocks, whereas small-capitalization U.S. stocks declined. International equities from developed markets advanced strongly, while emerging market stocks declined, pressured by higher interest rates and volatile commodities prices.

The 10-year U.S. Treasury yield rose during the reporting period, driving its price down, as investors reacted to elevated inflation and attempted to anticipate future interest rate changes. The corporate bond market also faced inflationary headwinds, although high-yield corporate bonds posted a positive return as demand from yield-seeking investors remained strong.

The U.S. Federal Reserve (the “Fed”), acknowledging that inflation has been more persistent than expected, raised interest rates eight times. Furthermore, the Fed wound down its bond-buying programs and incrementally reduced its balance sheet by not replacing securities that reach maturity. In addition, the Fed added liquidity to markets amid the failure of prominent regional banks.

Restricted labor supply kept inflation elevated even as other inflation drivers, such as goods prices and energy costs, moderated. While economic growth was modest in the last year, we believe that stickiness in services inflation and continued wage growth will keep inflation above central bank targets for some time. Although the Fed has decelerated the pace of interest rate hikes and indicated a pause could be its next step, we believe that the Fed still seems determined to get inflation back to target. With this in mind, we believe the possibility of a U.S. recession in the near term is high, but the dimming economic outlook has not yet been fully reflected in current market prices. We believe investors should expect a period of higher volatility as markets adjust to the new economic reality and policymakers attempt to adapt to rapidly changing conditions. Turmoil in the banking sector late in the period highlighted the potential for the rapid increase in interest rates to disrupt markets with little warning.

While we favor an overweight to equities in the long term, we prefer an underweight stance on equities overall in the near term. Expectations for corporate earnings remain elevated, which seems inconsistent with the possibility of a recession. Nevertheless, we are overweight on emerging market stocks as we believe a weakening U.S. dollar could provide a supportive backdrop. We also see selective, long-term opportunities in credit, where we believe that valuations are appealing, and higher yields offer attractive income. However, we are neutral on credit in the near term, as we’re concerned about tightening credit and financial conditions. For fixed income investing with a six- to twelve-month horizon, we see the most significant opportunities in short-term U.S. Treasuries, global inflation-linked bonds, and emerging market bonds denominated in local currency.

Overall, our view is that investors need to think globally, position themselves to be prepared for a decarbonizing economy, and be nimble as market conditions change. We encourage you to talk with your financial advisor and visit blackrock.com for further insight about investing in today’s markets.

Sincerely,

Rob Kapito

President, BlackRock Advisors, LLC

Rob Kapito

President, BlackRock Advisors, LLC

Total Returns as of April 30, 2023

	6-Month	12-Month

U.S. large cap equities (S&P 500® Index)	8.63%	2.66%

U.S. small cap equities (Russell 2000® Index)	(3.45)	(3.65)

International equities (MSCI Europe, Australasia, Far East Index)	24.19	8.42

Emerging market equities (MSCI Emerging Markets Index)	16.36	(6.51)

3-month Treasury bills (ICE BofA 3-Month U.S. Treasury Bill Index)	2.09	2.83

U.S. Treasury securities (ICE BofA 10-Year U.S. Treasury Index)	7.14	(1.68)

U.S. investment grade bonds (Bloomberg U.S. Aggregate Bond Index)	6.91	(0.43)

Tax-exempt municipal bonds (Bloomberg Municipal Bond Index)	7.65	2.87

U.S. high yield bonds (Bloomberg U.S. Corporate High Yield 2% Issuer Capped Index)	6.21	1.21

Past performance is not an indication of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

2	T H I S P A G E I S N O T P A R T O F Y O U R F U N D R E P O R T

3

Fund Summary as of April 30, 2023	BlackRock Diversified Fixed Income Fund

Investment Objective

BlackRock Diversified Fixed Income Fund’s (the “Fund”) investment objective is to seek to provide a combination of income and capital growth.

Expense Example

Actual					Hypothetical 5% Return

Beginning Account Value (01/18/23)	(a)	Ending Account Value (04/30/23)	Expenses Paid During the Period	(b)	Beginning Account Value (11/01/22)	Ending Account Value (04/30/23)	Expenses Paid During the Period	(b)	Annualized Expense Ratio

$ 1,000.00		$ 1,001.60	$ 0.36		$ 1,000.00	$ 1,024.15	$ 0.37		0.13%

(a)	Commencement of operations.
(b)

Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 102/365 for actual expenses (to reflect the period since inception date of January 18, 2023 to April 30, 2023) and 181/365 for hypothetical expenses (to reflect the six month period shown).

See “Disclosure of Expenses” for further information on how expenses were calculated.

Portfolio Information

PORTFOLIO COMPOSITION

Asset Type(a)(b)	Percent of Total Investments

U.S. Government Sponsored Agency Securities	33.6%
U.S. Treasury Obligations	31.4
Corporate Bonds	22.9
Non-Agency Mortgage-Backed Securities	6.7
Asset-Backed Securities	4.0
Other*	1.4

CREDIT QUALITY ALLOCATION

Credit Rating(a)(c)	Percent of Total Investments

AAA/Aaa(e)	70.2%
AA/Aa	2.3
A	12.2
BBB/Baa	12.8
BB/Ba	—(d)
B	0.2
CCC/Caa	0.1
CC	0.1
C	0.1
N/R	2.0

(a)	Excludes short-term securities, options purchased and options written and TBA sales commitments.
(b)

For Fund compliance purposes, the Fund’s industry classifications refer to one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

(c)

For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either S&P Global Ratings or Moody’s Investors Service, Inc. if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

(d)	Rounds to less than 0.1%.
(e)

The investment adviser evaluates the credit quality of not-rated investments based upon certain factors including, but not limited to, credit ratings for similar investments and financial analysis of sectors, individual investments and/or issuer. Using this approach, the investment adviser has deemed U.S. Government Sponsored Agency Securities and U.S. Treasury Obligations as AAA/Aaa.

*	Includes one or more investment categories that individually represents less than 1.0% of the Fund’s total investments. Please refer to the Schedule of Investments for details.

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About Fund Performance	BlackRock Diversified Fixed Income Fund

The Fund’s shares are not subject to any sales charge. These shares bear no ongoing distribution or service fees and are currently available only to mutual funds advised by BlackRock Fund Advisors or its affiliates.

Past performance is not an indication of future results. Financial markets have experienced extreme volatility and trading in many instruments has been disrupted. These circumstances may continue for an extended period of time and may continue to affect adversely the value and liquidity of the Fund’s investments. As a result, current performance may be lower or higher than the performance data quoted. Refer to blackrock.com to obtain performance data current to the most recent month-end. Performance results do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Distributions paid to each class of shares will vary because of the different levels of service, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.

BlackRock Fund Advisors (the “Manager”), the Fund’s investment adviser, and BlackRock Advisors, LLC (the “Administrator”), the Fund’s administrator, have contractually and/or voluntarily agreed to waive and/or reimburse a portion of the Fund’s expenses. Without such waiver(s) and/or reimbursement(s) the Fund’s performance would have been lower. With respect to the Fund’s voluntary waiver(s), if any, the Manager and the Administrator are under no obligation to waive and/or reimburse or to continue waiving and/or reimbursing its fees and such voluntary waiver(s) may be reduced or discontinued at any time. With respect to the Fund’s contractual waiver(s), if any, the Manager and the Administrator are under no obligation to continue waiving and/or reimbursing its fees after the applicable termination date of such agreement. See the Notes to Financial Statements for additional information on waivers and/or reimbursements.

Disclosure of Expenses

Shareholders of the Fund may incur the following charges: (a) transactional expenses; and (b) operating expenses, including investment advisory fees, administration fees, acquired fund fees and expenses, and other fund expenses. The expense example shown (which is based on a hypothetical investment of $1,000 invested at the beginning of the period and held through the end of the period) is intended to assist shareholders both in calculating expenses based on an investment in the Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The expense example provides information about actual account values and actual expenses. Annualized expense ratios reflect contractual and voluntary fee waivers, if any. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their share class under the heading entitled “Expenses Paid During the Period.”

The expense example also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in the Fund and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in shareholder reports of other funds.

The expenses shown in the expense example are intended to highlight shareholders’ ongoing costs only and do not reflect transactional expenses, such as sales charges, if any. Therefore, the hypothetical example is useful in comparing ongoing expenses only and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

Derivative Financial Instruments

The Fund may invest in various derivative financial instruments. These instruments are used to obtain exposure to a security, commodity, index, market, and/or other assets without owning or taking physical custody of securities, commodities and/or other referenced assets or to manage market, equity, credit, interest rate, foreign currency exchange rate, commodity and/or other risks. Derivative financial instruments may give rise to a form of economic leverage and involve risks, including the imperfect correlation between the value of a derivative financial instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the instrument. Pursuant to Rule 18f-4 under the 1940 Act, among other things, the Fund must either use derivative financial instruments with embedded leverage in a limited manner or comply with an outer limit on fund leverage risk based on value-at-risk. The Fund’s successful use of a derivative financial instrument depends on the investment adviser’s ability to predict pertinent market movements accurately, which cannot be assured. The use of these instruments may result in losses greater than if they had not been used, may limit the amount of appreciation the Fund can realize on an investment and/or may result in lower distributions paid to shareholders. The Fund’s investments in these instruments, if any, are discussed in detail in the Notes to Financial Statements.

A B O U T F U N D P E R F O R M A N C E / D I S C L O S U R E O F E X P E N S E S / D E R I V A T I V E F I N A N C I A L I N S T R U M E N T S	5

Schedule of Investments (unaudited) April 30, 2023	BlackRock Diversified Fixed Income Fund (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Asset-Backed Securities
Affirm Asset Securitization Trust, 6.61%, 01/18/28(a)	$237	$234,942
Bear Stearns Asset-Backed Securities I Trust, Series 2006-HE7, Class 1A2, (1-mo. LIBOR US + 0.34%), 5.36%, 09/25/36(b)	111	105,509
BlueMountain Fuji U.S. CLO II Ltd., (3-mo. LIBOR US + 1.00%), 6.25%, 10/20/30(a)(b)	243	240,690
CFMT, Series 2023-HB11, Class M2, 4.00%, 02/25/37(a)(b)	100	86,945
CIFC Funding Ltd.(a)(b)
Series 2014-3A, Class A1R2, (3-mo. LIBOR US + 1.20%), 6.47%, 10/22/31	250	247,972
Series 2017-1A, Class AR, (3-mo. LIBOR US + 1.01%), 6.27%, 04/23/29	224	222,121
CWABS Asset-Backed Certificates Trust(b) 4.42%, 01/25/37	152	150,736
Series 2006-17, Class 2A2, (1-mo. LIBOR US + 0.30%), 5.32%, 03/25/47	89	86,882
Drive Auto Receivables Trust, Series 2021-3, Class C, 1.47%, 01/15/27	500	477,282
Exeter Automobile Receivables Trust
Series 2021-2A, Class D, 1.40%, 04/15/27	500	464,760
Series 2021-3A, Class B, 0.69%, 01/15/26	378	374,015
Series 2022-2A, Class B, 3.65%, 10/15/26	500	491,413
Series 2022-2A, Class C, 3.85%, 07/17/28	500	485,619
Series 2022-5A, Class D, 7.40%, 02/15/29	100	102,075
Series 2023-1A, Class D, 6.69%, 06/15/29	100	101,443
Galaxy XXVI CLO Ltd., Series 2018-26A, Class A, (3-mo. LIBOR US + 1.20%), 6.11%, 11/22/31(a)(b)	250	247,326
Golub Capital Partners CLO 55B LTD., (3-mo. LIBOR US + 1.20%), 6.45%, 07/20/34(a)(b)	250	244,845
Lehman Brothers Small Balance Commercial Mortgage Trust, Series 2007-2A, Class M1, (1-mo. LIBOR US + 0.40%), 5.42%, 06/25/37(a)(b)	149	146,420
Lendmark Funding Trust, Series 2022-1A, Class A, 5.12%, 07/20/32(a)	100	98,453
Long Beach Mortgage Loan Trust, Series 2006-2, Class 1A, (1-mo. LIBOR US + 0.36%), 5.38%, 03/25/46(b)	136	111,007
Mariner Finance Issuance Trust, Series 2019-AA, Class B, 3.51%, 07/20/32(a)	100	97,242
Navient Private Education Refi Loan Trust, Series 2019-CA, Class A2, 3.13%, 02/15/68(a)	36	34,306
Neuberger Berman CLO XV, Series 2013-15A, Class A1R2, (3-mo. LIBOR US + 0.92%), 6.18%, 10/15/29(a)(b)	492	486,375
Octagon Investment Partners 35 Ltd., Series 2018-1A, Class A1A, (3-mo. LIBOR US + 1.06%), 6.31%, 01/20/31(a)(b)	249	247,178
OneMain Financial Issuance Trust, Series 2020-2A, Class A, 1.75%, 09/14/35(a)	100	90,114
Regional Management Issuance Trust(a)
Series 2020-1, Class A, 2.34%, 10/15/30	100	95,773
Series 2021-1, Class A, 1.68%, 03/17/31	100	93,285
Series 2022-1, Class A, 3.07%, 03/15/32	200	187,116
Santander Drive Auto Receivables Trust
Series 2022-4, Class B, 4.42%, 11/15/27	300	295,532
Series 2022-5, Class B, 4.43%, 03/15/27	195	191,980
Series 2022-6, Class B, 4.72%, 06/15/27	135	133,295
Series 2022-7, Class B, 5.95%, 01/17/28	300	305,058

Security	Par (000)	Value

Asset-Backed Securities (continued)
SMB Private Education Loan Trust, Series 2016-B, Class A2A, 2.43%, 02/17/32(a)	$23	$22,201
TCI-Symphony CLO Ltd., Series 2017-1A, Class AR, (3-mo. LIBOR US + 0.93%), 6.19%, 07/15/30(a)(b)	236	233,248
Washington Mutual Asset-Backed Certificates, Series 2007-HE2, Class 2A1, (1-mo. LIBOR US + 0.10%), 5.12%, 02/25/37(b)	512	146,587
Westlake Automobile Receivables Trust(a)
Series 2021-2A, Class D, 1.23%, 12/15/26	185	171,906
Series 2022-3A, Class A3, 5.49%, 07/15/26	35	34,893
Series 2023-1A, Class C, 5.74%, 08/15/28	230	230,758

Total Asset-Backed Securities — 3.8% (Cost: $7,792,411)		7,817,302

Corporate Bonds

Aerospace & Defense — 0.9%
BAE Systems Finance, Inc., 7.50%, 07/01/27(a)	195	214,197
Boeing Co., 5.93%, 05/01/60	122	120,546
General Dynamics Corp., 2.25%, 06/01/31	80	69,067
L3Harris Technologies, Inc.
3.85%, 12/15/26	104	101,036
2.90%, 12/15/29	130	115,942
Lockheed Martin Corp.
5.10%, 11/15/27	220	228,889
3.90%, 06/15/32	260	252,504
5.25%, 01/15/33	64	68,388
5.70%, 11/15/54	70	79,094
5.90%, 11/15/63	25	29,183
Northrop Grumman Corp.
4.03%, 10/15/47	100	86,191
4.95%, 03/15/53	41	40,519
Raytheon Technologies Corp.
4.13%, 11/16/28	140	138,109
3.75%, 11/01/46	180	148,594
5.38%, 02/27/53	27	28,388
Textron, Inc., 3.90%, 09/17/29	58	54,831

		1,775,478

Automobiles — 0.3%
Ford Motor Co., 3.25%, 02/12/32	7	5,428
General Motors Financial Co., Inc.
3.80%, 04/07/25	436	423,549
5.40%, 04/06/26	10	10,005
Honda Motor Co. Ltd., 2.53%, 03/10/27	50	46,968
Toyota Motor Credit Corp., 4.80%, 01/10/25	100	100,343

		586,293

Banks — 0.9%
Bank of Montreal, 5.20%, 12/12/24	160	159,984
Credit Suisse AG, 4.75%, 08/09/24	300	289,875
Credit Suisse AG/New York, 3.70%, 02/21/25	260	246,272
Royal Bank of Canada
3.63%, 05/04/27	200	192,550
5.00%, 02/01/33	25	25,170
Santander Holdings USA, Inc., (1-day SOFR + 2.36%), 6.50%, 03/09/29(b)	30	30,155
Toronto-Dominion Bank, 5.10%, 01/09/26	190	191,778
U.S. Bancorp, (1-day SOFR + 1.60%), 4.84%, 02/01/34(b)	50	47,883

6	2 0 2 3 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) April 30, 2023	BlackRock Diversified Fixed Income Fund (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Banks (continued)
Wells Fargo & Co.(b)
(1-day SOFR + 1.56%), 4.54%, 08/15/26	$300	$295,511
(1-day SOFR + 1.98%), 4.81%, 07/25/28	100	99,104
(1-day SOFR + 2.02%), 5.39%, 04/24/34	30	30,518
(1-day SOFR + 2.10%), 4.90%, 07/25/33	110	107,648
(1-day SOFR + 4.50%), 5.01%, 04/04/51	50	47,315

		1,763,763

Beverages — 0.5%
Anheuser-Busch Cos. LLC/Anheuser-Busch InBev Worldwide, Inc., 4.70%, 02/01/36	25	25,152
Coca-Cola Femsa SAB de CV, 1.85%, 09/01/32	150	118,809
Constellation Brands, Inc., 4.75%, 05/09/32	105	104,656
Diageo Capital PLC, 5.50%, 01/24/33	200	217,952
Keurig Dr. Pepper, Inc.
3.95%, 04/15/29	100	96,579
4.05%, 04/15/32	50	47,497
4.50%, 04/15/52	115	102,694
PepsiCo, Inc.
4.20%, 07/18/52	110	104,517
4.65%, 02/15/53	170	174,553

		992,409

Biotechnology — 0.4%
Amgen, Inc.
1.90%, 02/21/25	300	285,097
5.51%, 03/02/26	50	50,196
5.25%, 03/02/30	98	100,650
5.65%, 03/02/53	61	63,193
4.40%, 02/22/62	50	41,954
5.75%, 03/02/63	35	36,251
Gilead Sciences, Inc.
2.60%, 10/01/40	66	48,685
4.50%, 02/01/45	49	45,721
Regeneron Pharmaceuticals, Inc.
1.75%, 09/15/30	130	106,199
2.80%, 09/15/50	50	33,005

		810,951

Broadline Retail — 0.0%
Amazon.com, Inc., 2.50%, 06/03/50	77	51,993

Building Materials — 0.0%
Eagle Materials, Inc., 2.50%, 07/01/31	25	20,373
Masonite International Corp., Class C, 5.38%, 02/01/28(a)	3	2,887
Owens Corning, 3.95%, 08/15/29	5	4,754
Standard Industries, Inc., 5.00%, 02/15/27(a)	3	2,869

		30,883

Building Products — 0.1%
Home Depot, Inc., 4.95%, 09/15/52	40	40,273
Lowe’s Cos., Inc.
3.65%, 04/05/29	90	85,837
2.80%, 09/15/41	20	14,171
5.80%, 09/15/62	40	40,250

		180,531

Capital Markets — 0.4%
Ares Capital Corp., 2.15%, 07/15/26	50	43,661
Barings BDC, Inc., 3.30%, 11/23/26	50	44,449
Charles Schwab Corp., 2.45%, 03/03/27	5	4,532
FS KKR Capital Corp., 3.25%, 07/15/27	100	86,307

Security	Par (000)	Value

Capital Markets (continued)
GLP Capital LP/GLP Financing II, Inc., 3.25%, 01/15/32	$46	$37,720
Morgan Stanley(b)
(1-day SOFR + 1.87%), 5.25%, 04/21/34	95	96,059
(5-year CMT + 2.43%), 5.95%, 01/19/38	95	95,504
Nomura Holdings, Inc., 5.10%, 07/03/25	200	197,412
S&P Global, Inc., 2.45%, 03/01/27	200	187,641

		793,285

Chemicals — 0.1%
CF Industries, Inc., 5.15%, 03/15/34	95	92,365
EIDP, Inc., 2.30%, 07/15/30	55	47,460
FMC Corp., 4.50%, 10/01/49	45	37,222
Sherwin-Williams Co., 2.95%, 08/15/29	15	13,567

		190,614

Commercial Services & Supplies — 0.0%
Herc Holdings, Inc., 5.50%, 07/15/27(a)	7	6,685

Communications Equipment — 0.2%
Motorola Solutions, Inc.
2.75%, 05/24/31	120	99,879
5.60%, 06/01/32	223	226,478
5.50%, 09/01/44	80	77,349

		403,706

Consumer Discretionary — 0.1%
Quanta Services, Inc.
2.35%, 01/15/32	220	177,207
3.05%, 10/01/41	50	35,182

		212,389

Consumer Finance — 0.4%
American Express Co.
3.95%, 08/01/25	100	98,056
(1-day SOFR + 1.76%), 4.42%, 08/03/33(b)	22	21,148
(1-day SOFR + 1.84%), 5.04%, 05/01/34(b)	70	70,155
Block Financial LLC, 2.50%, 07/15/28	50	43,208
Capital One Financial Corp.(b)
(1-day SOFR + 1.34%), 2.36%, 07/29/32	5	3,610
(1-day SOFR + 2.60%), 5.82%, 02/01/34	115	112,052
Global Payments, Inc.
1.20%, 03/01/26	219	196,354
4.95%, 08/15/27	40	39,732
3.20%, 08/15/29	90	79,600
Mastercard, Inc.
4.88%, 03/09/28	80	82,986
3.85%, 03/26/50	30	26,575
Moody’s Corp.
5.25%, 07/15/44	30	29,584
3.10%, 11/29/61	40	26,638
Navient Corp.
6.75%, 06/25/25	3	2,950
6.75%, 06/15/26	3	2,922
S&P Global, Inc., 2.30%, 08/15/60	80	46,980
Visa, Inc., 3.65%, 09/15/47	35	30,652

		913,202

Consumer Staples Distribution & Retail — 0.1%
Conagra Brands, Inc.
5.30%, 11/01/38	40	39,508
5.40%, 11/01/48	30	29,212
General Mills, Inc., 2.88%, 04/15/30	65	59,103

S C H E D U L E O F I N V E S T M E N T S	7

Schedule of Investments (unaudited) (continued) April 30, 2023	BlackRock Diversified Fixed Income Fund (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Consumer Staples Distribution & Retail (continued)
Kraft Heinz Foods Co.
3.88%, 05/15/27	$100	$97,629
4.38%, 06/01/46	30	26,253
Post Holdings, Inc.(a)
5.63%, 01/15/28	5	4,885
5.50%, 12/15/29	4	3,805

		260,395

Containers & Packaging — 0.0%
Berry Global, Inc., 5.50%, 04/15/28(a)	45	45,026
International Paper Co., 6.00%, 11/15/41	5	5,242

		50,268

Distributors — 0.1%
Genuine Parts Co.
1.75%, 02/01/25	150	141,797
2.75%, 02/01/32	100	84,395

		226,192

Diversified REITs — 0.7%
American Tower Corp.
3.80%, 08/15/29	58	54,491
1.88%, 10/15/30	115	92,473
2.70%, 04/15/31	85	71,842
4.05%, 03/15/32	45	41,728
Crown Castle, Inc.
1.05%, 07/15/26	65	57,749
3.80%, 02/15/28	95	90,986
2.25%, 01/15/31	130	108,020
Equinix, Inc.
1.25%, 07/15/25	100	91,925
3.20%, 11/18/29	118	105,985
2.15%, 07/15/30	75	61,648
Kimco Realty OP LLC, 2.25%, 12/01/31	15	11,796
National Retail Properties, Inc., 3.50%, 04/15/51	69	47,556
Public Storage, 2.25%, 11/09/31	145	121,637
RHP Hotel Properties LP/RHP Finance Corp., 4.75%, 10/15/27	5	4,700
Service Properties Trust, 4.35%, 10/01/24	4	3,818
VICI Properties LP
4.75%, 02/15/28	228	219,881
4.95%, 02/15/30	111	106,104
WP Carey, Inc., 2.40%, 02/01/31	60	49,070

		1,341,409

Diversified Telecommunication Services — 0.7%
AT&T, Inc.
5.54%, 02/20/26	30	30,036
1.65%, 02/01/28	260	228,061
4.50%, 05/15/35	121	113,922
4.85%, 03/01/39	55	51,610
3.50%, 06/01/41	55	43,334
4.35%, 06/15/45	45	38,469
5.15%, 02/15/50	65	62,117
3.80%, 12/01/57	35	25,709
3.65%, 09/15/59	60	42,454
Verizon Communications, Inc.
1.45%, 03/20/26	210	193,452
2.10%, 03/22/28	131	117,110
4.33%, 09/21/28	52	51,449
2.55%, 03/21/31	200	170,278
2.36%, 03/15/32	59	48,435

Security	Par (000)	Value

Diversified Telecommunication Services (continued)
Verizon Communications, Inc. (continued)
2.65%, 11/20/40	$125	$88,711
4.13%, 08/15/46	30	25,591
4.86%, 08/21/46	45	42,572

		1,373,310

Education — 0.0%
California Institute of Technology, 3.65%, 09/01/2119	50	35,501
Massachusetts Institute of Technology, 3.96%, 07/01/38	50	47,106

		82,607

Electric Utilities — 2.0%
AEP Texas, Inc.
4.70%, 05/15/32	105	103,344
3.45%, 05/15/51	50	36,713
AEP Transmission Co. LLC
5.40%, 03/15/53	12	12,641
Series M, 3.65%, 04/01/50	5	3,999
Series N, 2.75%, 08/15/51	100	66,929
Series O, 4.50%, 06/15/52	35	32,390
Alabama Power Co., 3.13%, 07/15/51	45	32,077
Ameren Illinois Co.
2.90%, 06/15/51	30	20,808
5.90%, 12/01/52	20	22,645
American Transmission Systems, Inc., 2.65%, 01/15/32(a)	45	38,048
Arizona Public Service Co., 2.20%, 12/15/31	45	36,184
Baltimore Gas and Electric Co., 2.90%, 06/15/50	95	66,114
Berkshire Hathaway Energy Co.
1.65%, 05/15/31	75	60,725
5.15%, 11/15/43	45	45,157
CenterPoint Energy Houston Electric LLC
4.95%, 04/01/33	20	20,509
Class AF, 3.35%, 04/01/51	65	49,977
Sereis AJ, 4.85%, 10/01/52	40	39,716
Series AI, 4.45%, 10/01/32	39	38,687
Commonwealth Edison Co., Series 131, 2.75%, 09/01/51	50	33,727
Consolidated Edison Co. of New York, Inc.
6.15%, 11/15/52	50	56,312
Series 20B, 3.95%, 04/01/50	29	24,276
Constellation Energy Generation LLC, 5.80%, 03/01/33	15	15,648
Consumers Energy Co.
4.63%, 05/15/33	33	33,191
2.65%, 08/15/52	125	84,442
2.50%, 05/01/60	50	29,564
DTE Electric Co.
5.40%, 04/01/53	24	25,411
Series A, 4.05%, 05/15/48	65	55,843
Series B, 3.65%, 03/01/52	20	16,132
Duke Energy Carolinas LLC
4.95%, 01/15/33	39	40,068
3.45%, 04/15/51	110	84,127
3.55%, 03/15/52	45	35,618
Duke Energy Corp., 5.00%, 12/08/25	38	38,246
Duke Energy Florida LLC
1.75%, 06/15/30	106	88,237
4.20%, 07/15/48	47	41,333
5.95%, 11/15/52	10	11,385

8	2 0 2 3 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) April 30, 2023	BlackRock Diversified Fixed Income Fund (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Electric Utilities (continued)
Duke Energy Indiana LLC, 5.40%, 04/01/53	$10	$10,335
Duke Energy Ohio, Inc., 5.65%, 04/01/53	10	10,617
Duke Energy Progress LLC
3.45%, 03/15/29	110	104,126
3.40%, 04/01/32	195	177,944
5.25%, 03/15/33	10	10,467
2.90%, 08/15/51	20	13,721
4.00%, 04/01/52	10	8,447
5.35%, 03/15/53	10	10,403
Edison International, 5.75%, 06/15/27	91	93,397
Entergy Louisiana LLC
3.10%, 06/15/41	70	54,607
4.20%, 09/01/48	25	21,777
Entergy Mississippi LLC, 2.85%, 06/01/28	62	57,326
Evergy Kansas Central, Inc., 5.70%, 03/15/53	20	21,156
Evergy Metro, Inc., 4.95%, 04/15/33	30	30,151
Exelon Corp.
3.35%, 03/15/32	110	98,896
4.70%, 04/15/50	55	50,080
5.60%, 03/15/53	35	36,029
FirstEnergy Transmission LLC, 4.55%, 04/01/49(a)	43	37,265
Florida Power & Light Co.
5.05%, 04/01/28	30	31,062
4.05%, 10/01/44	60	53,042
3.15%, 10/01/49	59	44,521
Georgia Power Co., 4.75%, 09/01/40	50	46,856
Idaho Power Co., 5.50%, 03/15/53	25	26,542
Kentucky Utilities Co.
5.45%, 04/15/33	10	10,442
3.30%, 06/01/50	25	18,155
Louisville Gas and Electric Co, 5.45%, 04/15/33	15	15,648
Metropolitan Edison Co., 5.20%, 04/01/28(a)	20	20,393
MidAmerican Energy Co., 2.70%, 08/01/52	62	42,265
NextEra Energy Capital Holdings, Inc., 5.05%, 02/28/33	50	50,541
Northern States Power Co.
2.60%, 06/01/51	45	30,483
4.50%, 06/01/52	24	22,545
NSTAR Electric Co., 4.95%, 09/15/52	20	19,910
Oglethorpe Power Corp., 5.05%, 10/01/48	10	9,174
Ohio Power Co., Series R, 2.90%, 10/01/51	31	21,274
Oklahoma Gas and Electric Co., 5.60%, 04/01/53	26	26,952
Oncor Electric Delivery Co. LLC
5.30%, 06/01/42	55	56,872
3.10%, 09/15/49	45	33,101
Pacific Gas and Electric Co.
6.15%, 01/15/33	36	36,523
4.50%, 07/01/40	60	48,757
4.95%, 07/01/50	30	24,409
6.75%, 01/15/53	10	10,237
6.70%, 04/01/53	5	5,096
PacifiCorp.
4.15%, 02/15/50	15	12,922
5.35%, 12/01/53	20	20,822
PECO Energy Co.
2.85%, 09/15/51	40	27,481
4.60%, 05/15/52	45	42,936
Pennsylvania Electric Co., 5.15%, 03/30/26(a)	15	15,073
Public Service Co. of Colorado, 5.25%, 04/01/53	20	20,571

Security	Par (000)	Value

Electric Utilities (continued)
Public Service Co. of New Hampshire, 5.15%, 01/15/53	$20	$20,742
Public Service Electric and Gas Co.
1.90%, 08/15/31	22	18,216
3.10%, 03/15/32	13	11,713
3.95%, 05/01/42	60	52,362
2.05%, 08/01/50	51	30,279
San Diego Gas & Electric Co., 5.35%, 04/01/53	10	10,361
Southern California Edison Co.
2.85%, 08/01/29	72	65,228
5.50%, 03/15/40	35	35,295
Series 05-E, 5.35%, 07/15/35	48	48,581
Series G, 2.50%, 06/01/31	40	34,250
Southern Co., Series B, (5-year CMT + 3.73%), 4.00%, 01/15/51(b)	60	56,376
Southwestern Electric Power Co., 5.30%, 04/01/33	40	40,545
Southwestern Public Service Co., Series 8, 3.15%, 05/01/50	36	26,078
Trans-Allegheny Interstate Line Co., 3.85%, 06/01/25(a)	170	165,632
Tucson Electric Power Co., 5.50%, 04/15/53	10	10,201
Union Electric Co., 5.45%, 03/15/53	40	42,099
Virginia Electric and Power Co.
6.35%, 11/30/37	50	55,971
Series B, 3.75%, 05/15/27	100	97,898
Series B, 6.00%, 01/15/36	70	76,069
Series C, 4.63%, 05/15/52	20	18,331
Wisconsin Power and Light Co.
3.95%, 09/01/32	60	57,000
4.95%, 04/01/33	49	50,117
Xcel Energy, Inc., 4.60%, 06/01/32	55	54,030

		4,208,946

Electronic Equipment, Instruments & Components — 0.0%
Keysight Technologies, Inc., 4.60%, 04/06/27	100	99,957

Environmental, Maintenance & Security Service — 0.0%
Waste Connections, Inc., 3.20%, 06/01/32	85	75,619

Financial Services — 3.7%
AerCap Ireland Capital DAC/AerCap Global Aviation Trust
1.65%, 10/29/24	200	187,010
3.30%, 01/30/32	150	122,861
Banco Santander SA, 5.15%, 08/18/25	200	198,597
Bank of America Corp.(b)
(1-day SOFR + 1.11%), 3.84%, 04/25/25	100	98,204
(1-day SOFR + 1.32%), 2.69%, 04/22/32	170	142,057
(1-day SOFR + 1.33%), 3.38%, 04/02/26	310	298,931
(1-day SOFR + 1.33%), 2.97%, 02/04/33	95	80,198
(1-day SOFR + 1.63%), 5.20%, 04/25/29	75	75,499
(1-day SOFR + 1.75%), 4.83%, 07/22/26	190	188,173
(1-day SOFR + 1.83%), 4.57%, 04/27/33	501	477,860
(1-day SOFR + 1.93%), 2.68%, 06/19/41	70	49,663
(1-day SOFR + 1.99%), 6.20%, 11/10/28	100	104,267
Series N, (1-day SOFR + 1.65%), 3.48%, 03/13/52	50	37,544
Bank of Nova Scotia, 3.45%, 04/11/25	200	194,049
Barclays PLC, (1-year CMT + 2.30%), 5.30%, 08/09/26(b)	200	198,272
Citigroup, Inc.(b)
(1-day SOFR + 1.37%), 4.14%, 05/24/25	195	192,614
(1-day SOFR + 1.53%), 3.29%, 03/17/26	200	192,971

S C H E D U L E O F I N V E S T M E N T S	9

Schedule of Investments (unaudited) (continued) April 30, 2023	BlackRock Diversified Fixed Income Fund (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Financial Services (continued)
Citigroup, Inc.(b) (continued)
(1-day SOFR + 1.94%), 3.79%, 03/17/33	$65	$58,461
(1-day SOFR + 2.09%), 4.91%, 05/24/33	120	117,231
CME Group, Inc., 2.65%, 03/15/32	50	43,845
Goldman Sachs Group, Inc.
3.80%, 03/15/30	105	98,605
(1-day SOFR + 0.73%), 1.76%, 01/24/25(b)	100	97,059
(1-day SOFR + 0.91%), 1.95%, 10/21/27(b)	220	197,008
(1-day SOFR + 1.41%), 3.10%, 02/24/33(b)	621	534,350
HSBC Holdings PLC(b)
(1-day SOFR + 1.51%), 4.18%, 12/09/25	240	234,407
(1-day SOFR + 2.87%), 5.40%, 08/11/33	300	297,349
JPMorgan Chase & Co.(b)
(1-day SOFR + 0.92%), 2.60%, 02/24/26	205	195,171
(1-day SOFR + 1.26%), 2.96%, 01/25/33	70	59,862
(1-day SOFR + 1.32%), 4.08%, 04/26/26	195	191,619
(1-day SOFR + 1.80%), 4.59%, 04/26/33	144	140,114
(1-day SOFR + 1.89%), 2.18%, 06/01/28	95	85,333
(1-day SOFR + 2.08%), 4.91%, 07/25/33	141	140,220
(3-mo. LIBOR US + 1.33%), 4.45%, 12/05/29	89	86,637
(3-mo. LIBOR US + 1.34%), 3.78%, 02/01/28	54	51,833
Kimberly-Clark Corp., 2.88%, 02/07/50(c)	15	11,094
Lloyds Banking Group PLC, (1-year CMT + 0.85%), 1.63%, 05/11/27(b)	200	178,628
Mitsubishi UFJ Financial Group, Inc., (1-year CMT + 0.83%), 2.34%, 01/19/28(b)	200	181,182
Mizuho Financial Group, Inc., (1-year CMT + 0.90%), 2.65%, 05/22/26(b)	200	188,715
Morgan Stanley(b)
(1-day SOFR + 1.20%), 2.51%, 10/20/32	19	15,642
(1-day SOFR + 1.29%), 2.94%, 01/21/33	48	40,724
(1-day SOFR + 1.59%), 5.16%, 04/20/29	105	105,757
(1-day SOFR + 1.67%), 4.68%, 07/17/26	195	193,391
(1-day SOFR + 2.56%), 6.34%, 10/18/33	541	588,206
(3-mo. LIBOR US + 1.63%), 4.43%, 01/23/30	263	254,101
Sumitomo Mitsui Financial Group, Inc.
1.47%, 07/08/25	200	184,727
5.71%, 01/13/30	200	207,051

		7,617,092

Food Products — 0.1%
General Mills, Inc., 4.95%, 03/29/33	100	101,851

Gas Utilities — 0.0%
Southwest Gas Corp., 5.45%, 03/23/28	35	35,576

Ground Transportation — 0.2%
Burlington Northern Santa Fe LLC
2.88%, 06/15/52	70	49,172
4.45%, 01/15/53	50	47,026
CSX Corp.
4.75%, 11/15/48	25	23,638
4.65%, 03/01/68	20	17,876
Norfolk Southern Corp., 2.90%, 08/25/51	100	66,865
Union Pacific Corp.
2.15%, 02/05/27	200	185,965
2.97%, 09/16/62	95	62,966

		453,508

Security	Par (000)	Value

Health Care Equipment & Supplies — 0.2%
Abbott Laboratories, 4.90%, 11/30/46	$115	$118,303
Becton Dickinson & Co., 4.69%, 02/13/28	40	40,463
GE HealthCare Technologies, Inc., 6.38%, 11/22/52(a)	100	112,308
Thermo Fisher Scientific, Inc., 2.00%, 10/15/31	70	58,593

		329,667

Health Care Providers & Services — 0.7%
Adventist Health System/West, 5.43%, 03/01/32	50	50,473
AmerisourceBergen Corp., 2.70%, 03/15/31	50	43,164
Baylor Scott & White Holdings, 4.19%, 11/15/45	50	45,252
CommonSpirit Health, 3.91%, 10/01/50	50	39,673
Elevance Health, Inc., 6.10%, 10/15/52	35	39,039
Hackensack Meridian Health, Inc., Series 2020, 2.68%, 09/01/41	50	35,922
HCA, Inc.
3.50%, 09/01/30	110	99,010
3.63%, 03/15/32(a)	118	104,532
4.63%, 03/15/52(a)	75	62,210
Humana, Inc., 5.75%, 03/01/28	55	57,371
Kaiser Foundation Hospitals, 4.88%, 04/01/42	50	49,482
McKesson Corp.
0.90%, 12/03/25	110	99,886
5.25%, 02/15/26	175	175,074
Medline Borrower LP, 3.88%, 04/01/29(a)	26	22,749
Providence St Joseph Health Obligated Group, Series A, 3.93%, 10/01/48	50	39,742
Select Medical Corp., 6.25%, 08/15/26(a)	3	2,938
UnitedHealth Group, Inc.
5.35%, 02/15/33	240	255,946
3.25%, 05/15/51	93	70,627
5.88%, 02/15/53	70	79,053
5.05%, 04/15/53	50	50,779
3.88%, 08/15/59	29	23,509
6.05%, 02/15/63	55	63,246
5.20%, 04/15/63	7	7,138

		1,516,815

Hotels, Restaurants & Leisure — 0.2%
Choice Hotels International, Inc., 3.70%, 12/01/29	25	22,680
Churchill Downs, Inc.(a)
5.50%, 04/01/27	7	6,829
4.75%, 01/15/28	3	2,841
Hyatt Hotels Corp., 1.80%, 10/01/24	200	190,111
McDonald’s Corp.
3.63%, 09/01/49	160	126,944
5.15%, 09/09/52	40	40,630
MGM Resorts International, 5.50%, 04/15/27	4	3,915
Six Flags Entertainment Corp., 5.50%, 04/15/27(a)	3	2,867
Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp.(a)
5.50%, 03/01/25	12	11,834
5.25%, 05/15/27	6	5,772
Wynn Resorts Finance LLC/Wynn Resorts Capital Corp., 5.13%, 10/01/29(a)	5	4,604

		419,027

Household Durables — 0.1%
NVR, Inc., 3.00%, 05/15/30	230	206,509

10	2 0 2 3 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) April 30, 2023	BlackRock Diversified Fixed Income Fund (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Independent Power and Renewable Electricity Producers — 0.0%
NRG Energy, Inc.
5.75%, 01/15/28	$4	$3,900
5.25%, 06/15/29(a)	4	3,690

		7,590

Insurance — 0.5%
Aflac, Inc., 4.75%, 01/15/49	26	23,978
Aon Corp.
3.75%, 05/02/29	25	23,964
2.80%, 05/15/30	49	43,131
Aon Corp./Aon Global Holdings PLC
2.85%, 05/28/27	100	93,051
5.35%, 02/28/33	67	69,306
Arthur J Gallagher & Co., 3.05%, 03/09/52	45	29,492
Athene Holding Ltd., 3.95%, 05/25/51	5	3,382
Berkshire Hathaway Finance Corp., 3.85%, 03/15/52	50	42,624
Enstar Group Ltd., 3.10%, 09/01/31	70	55,211
Fairfax Financial Holdings Ltd., 5.63%, 08/16/32(a)	105	103,940
Marsh & McLennan Cos., Inc.
4.20%, 03/01/48	150	129,300
2.90%, 12/15/51	210	144,048
5.45%, 03/15/53	45	46,861
Principal Financial Group, Inc., 5.38%, 03/15/33	45	45,786
Progressive Corp., 3.70%, 03/15/52	30	24,133
Willis North America, Inc.
4.65%, 06/15/27	100	98,437
3.88%, 09/15/49	25	18,254

		994,898

Interactive Media & Services — 0.0%
Alphabet, Inc., 2.25%, 08/15/60	35	21,718
Meta Platforms, Inc.
3.85%, 08/15/32	50	47,199
4.45%, 08/15/52	20	17,626

		86,543

Internet Software & Services — 0.0%
VeriSign, Inc., 2.70%, 06/15/31	60	51,102

IT Services — 0.5%
Fiserv, Inc.
5.45%, 03/02/28	80	82,044
5.60%, 03/02/33	85	88,635
International Business Machines Corp.
2.20%, 02/09/27	315	291,243
4.40%, 07/27/32	120	117,677
4.90%, 07/27/52	100	93,329
5.10%, 02/06/53	100	96,874
Verisk Analytics, Inc.
4.13%, 03/15/29	200	193,421
5.75%, 04/01/33	7	7,379
3.63%, 05/15/50	35	25,751

		996,353

Life Sciences Tools & Services — 0.1%
Agilent Technologies, Inc., 2.30%, 03/12/31	130	109,370

Machinery — 0.1%
IDEX Corp., 2.63%, 06/15/31	245	209,434
John Deere Capital Corp., 4.75%, 01/20/28	60	61,406

		270,840

Security	Par (000)	Value

Marine Transportation — 0.0%
Huntington Ingalls Industries, Inc., 4.20%, 05/01/30	$95	$89,625

Media — 0.6%
CCO Holdings LLC/CCO Holdings Capital Corp.(a)
5.38%, 06/01/29	7	6,420
4.75%, 03/01/30	8	6,883
Charter Communications Operating LLC/Charter Communications Operating Capital
5.75%, 04/01/48	153	130,042
3.85%, 04/01/61	85	52,027
Clear Channel Outdoor Holdings, Inc., 5.13%, 08/15/27(a)	7	6,323
Comcast Corp.
5.25%, 11/07/25	150	153,097
4.65%, 02/15/33	150	151,844
5.65%, 06/15/35	40	43,226
4.00%, 11/01/49	20	16,858
Cox Communications, Inc., 2.95%, 10/01/50(a)	33	20,905
FactSet Research Systems, Inc.
2.90%, 03/01/27	70	65,436
3.45%, 03/01/32	149	131,149
iHeartCommunications, Inc., 5.25%, 08/15/27(a)	4	3,159
Interpublic Group of Cos., Inc., 3.38%, 03/01/41	5	3,778
Nexstar Media, Inc., 5.63%, 07/15/27(a)	6	5,635
Outfront Media Capital LLC/Outfront Media Capital Corp., 5.00%, 08/15/27(a)	7	6,463
Sirius XM Radio, Inc., 5.50%, 07/01/29(a)	7	6,235
Time Warner Cable LLC, 4.50%, 09/15/42	35	26,658
Warnermedia Holdings, Inc., 3.43%, 03/15/24(a)	370	361,908

		1,198,046

Metals & Mining — 0.3%
BHP Billiton Finance USA Ltd.
4.75%, 02/28/28	235	238,839
4.90%, 02/28/33	55	56,395
Commercial Metals Co., 4.38%, 03/15/32	5	4,325
Newmont Corp., 2.80%, 10/01/29	10	8,916
Nucor Corp., 4.30%, 05/23/27	36	35,813
Reliance Steel & Aluminum Co., 1.30%, 08/15/25	200	183,701
Rio Tinto Finance USA Ltd., 2.75%, 11/02/51	20	13,997
Rio Tinto Finance USA PLC, 5.13%, 03/09/53	90	92,730

		634,716

Multi-Utilities — 0.1%
Atmos Energy Corp., 4.13%, 10/15/44	49	42,860
CenterPoint Energy Resources Corp., 4.00%, 04/01/28	51	50,147
National Fuel Gas Co., 2.95%, 03/01/31	35	28,349
NiSource, Inc.
5.25%, 03/30/28	15	15,321
5.00%, 06/15/52	15	14,221
Southern California Gas Co., 6.35%, 11/15/52	15	17,477
Southern Co. Gas Capital Corp., Series 20-A, 1.75%, 01/15/31	60	48,104
Southwest Gas Corp., 4.05%, 03/15/32	25	23,157

		239,636

Offshore Drilling & Other Services — 0.1%
KLA Corp.
3.30%, 03/01/50	88	67,159

S C H E D U L E O F I N V E S T M E N T S	11

Schedule of Investments (unaudited) (continued) April 30, 2023	BlackRock Diversified Fixed Income Fund (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Offshore Drilling & Other Services (continued)
KLA Corp. (continued)
5.25%, 07/15/62	$40	$40,666
Lam Research Corp., 2.88%, 06/15/50	5	3,531

		111,356

Oil, Gas & Consumable Fuels — 2.4%
BP Capital Markets America, Inc., 4.81%, 02/13/33	60	61,040
Cameron LNG LLC(a)
2.90%, 07/15/31	141	125,255
3.30%, 01/15/35	38	32,921
Canadian Natural Resources Ltd.
2.95%, 07/15/30	20	17,579
6.50%, 02/15/37	10	10,529
Cenovus Energy, Inc., 6.75%, 11/15/39	40	43,433
Cheniere Corpus Christi Holdings LLC
5.13%, 06/30/27	147	147,654
3.70%, 11/15/29	200	187,165
2.74%, 12/31/39	11	9,021
Cheniere Energy Partners LP
4.50%, 10/01/29	110	103,492
4.00%, 03/01/31	77	68,871
3.25%, 01/31/32	118	98,304
ConocoPhillips Co., 3.80%, 03/15/52	5	4,186
Continental Resources, Inc., 4.90%, 06/01/44	5	3,893
DCP Midstream Operating LP, 3.25%, 02/15/32	25	21,362
Devon Energy Corp., 5.60%, 07/15/41	45	43,862
Diamondback Energy, Inc.
3.25%, 12/01/26	20	19,187
3.50%, 12/01/29	590	545,518
6.25%, 03/15/53	10	10,451
Enbridge, Inc., 5.70%, 03/08/33	78	81,002
Energy Transfer LP
5.75%, 02/15/33	130	132,549
6.50%, 02/01/42	57	59,272
5.35%, 05/15/45	65	57,897
6.00%, 06/15/48	152	145,157
5.00%, 05/15/50	28	23,767
Enterprise Products Operating LLC
5.95%, 02/01/41	20	21,211
4.80%, 02/01/49	30	27,696
EQT Corp., 7.00%, 02/01/30	35	36,927
Equinor ASA, 3.70%, 04/06/50	55	46,387
Exxon Mobil Corp., 3.45%, 04/15/51	55	44,065
Hess Corp., 5.60%, 02/15/41	19	18,474
Kinder Morgan Energy Partners LP, 4.70%, 11/01/42	112	95,911
Kinder Morgan, Inc.
4.80%, 02/01/33(c)	75	72,610
5.20%, 06/01/33	20	19,854
5.55%, 06/01/45	35	33,009
Marathon Petroleum Corp., 4.50%, 04/01/48	30	24,410
MPLX LP
4.95%, 09/01/32	150	147,241
4.50%, 04/15/38	50	44,888
4.95%, 03/14/52	280	242,380
5.65%, 03/01/53	12	11,483
4.90%, 04/15/58	40	33,089
NGPL PipeCo LLC, 3.25%, 07/15/31(a)	120	101,997
Northwest Pipeline LLC, 4.00%, 04/01/27	96	93,279
ONEOK, Inc.
5.85%, 01/15/26	190	193,783
3.40%, 09/01/29	100	90,606

Security	Par (000)	Value

Oil, Gas & Consumable Fuels (continued)
ONEOK, Inc. (continued)
6.10%, 11/15/32	$100	$104,547
Pioneer Natural Resources Co., 5.10%, 03/29/26	25	25,248
Plains All American Pipeline LP/PAA Finance Corp., 4.90%, 02/15/45	15	12,179
Sabine Pass Liquefaction LLC, 5.63%, 03/01/25	415	417,041
Shell International Finance BV, 3.00%, 11/26/51	40	28,962
Suncor Energy, Inc., 6.80%, 05/15/38	13	14,321
Sunoco LP/Sunoco Finance Corp., 4.50%, 04/30/30	4	3,570
Targa Resources Corp.
5.20%, 07/01/27	195	195,321
4.20%, 02/01/33	65	59,054
4.95%, 04/15/52	60	49,724
Targa Resources Partners LP/Targa Resources Partners Finance Corp.
5.00%, 01/15/28	41	40,091
6.88%, 01/15/29	20	20,426
4.88%, 02/01/31	13	12,251
4.00%, 01/15/32	108	94,907
Texas Eastern Transmission LP, 3.50%, 01/15/28(a)	84	79,383
Transcontinental Gas Pipe Line Co. LLC, 7.85%, 02/01/26	207	221,974
Viper Energy Partners LP, 5.38%, 11/01/27(a)	41	39,633
Western Midstream Operating LP, 6.15%, 04/01/33	15	15,252
Williams Cos., Inc.
5.80%, 11/15/43	45	44,856
5.10%, 09/15/45	15	13,714
3.50%, 10/15/51	40	28,513

		4,973,634

Personal Care Products — 0.0%
Procter & Gamble Co., 1.20%, 10/29/30	50	41,105

Pharmaceuticals — 0.7%
AbbVie, Inc.
3.80%, 03/15/25	300	294,924
4.50%, 05/14/35	108	105,110
4.70%, 05/14/45	65	60,978
4.25%, 11/21/49	50	43,828
Astrazeneca Finance LLC, 1.75%, 05/28/28	150	133,691
Bristol-Myers Squibb Co.
3.40%, 07/26/29	200	191,340
2.55%, 11/13/50	80	53,508
Cigna Corp., 4.13%, 11/15/25	100	98,723
CVS Health Corp.
5.13%, 07/20/45	20	18,922
4.25%, 04/01/50	45	37,538
Eli Lilly & Co.
4.88%, 02/27/53	45	47,024
4.95%, 02/27/63	10	10,439
Johnson & Johnson, 2.45%, 09/01/60	45	30,043
Merck & Co., Inc.
1.90%, 12/10/28	220	196,259
2.90%, 12/10/61	50	34,084
Novartis Capital Corp., 2.75%, 08/14/50	25	18,404
Zoetis, Inc., 5.60%, 11/16/32	65	69,786

		1,444,601

12	2 0 2 3 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) April 30, 2023	BlackRock Diversified Fixed Income Fund (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Real Estate — 0.0%
Prologis LP, 2.25%, 04/15/30	$43	$37,040
VICI Properties LP/VICI Note Co., Inc., 5.75%, 02/01/27(a)	5	4,968

		42,008

Real Estate Management & Development — 0.0%
CBRE Services, Inc., 2.50%, 04/01/31	50	40,043

Retail REITs — 0.1%
Realty Income Corp.
4.85%, 03/15/30	40	39,811
4.90%, 07/15/33	65	63,817

		103,628

Semiconductors & Semiconductor Equipment — 0.7%
Analog Devices, Inc., 2.95%, 10/01/51	35	25,423
Broadcom, Inc.(a)
4.00%, 04/15/29	175	164,808
4.15%, 04/15/32	75	68,508
3.47%, 04/15/34	162	133,839
4.93%, 05/15/37	105	95,843
3.50%, 02/15/41	50	37,508
3.75%, 02/15/51	75	55,240
Flex Ltd., 3.75%, 02/01/26	150	143,925
Intel Corp., 4.88%, 02/10/28	125	127,197
Jabil, Inc., 4.25%, 05/15/27	100	97,509
Micron Technology, Inc., 6.75%, 11/01/29	25	26,346
NXP BV/NXP Funding LLC/NXP USA, Inc., 4.30%, 06/18/29	42	39,966
QUALCOMM, Inc.
4.65%, 05/20/35	54	54,460
4.30%, 05/20/47	30	27,872
4.50%, 05/20/52	43	39,971
Texas Instruments, Inc., 1.75%, 05/04/30	260	220,950

		1,359,365

Software — 0.5%
Electronic Arts, Inc., 2.95%, 02/15/51	25	17,069
Microsoft Corp., 2.68%, 06/01/60	60	41,566
Oracle Corp.
5.80%, 11/10/25	85	87,122
4.50%, 05/06/28	35	34,640
6.15%, 11/09/29	65	68,969
4.65%, 05/06/30	25	24,508
4.90%, 02/06/33	70	68,965
4.30%, 07/08/34	48	44,260
3.60%, 04/01/40	198	153,752
3.65%, 03/25/41	100	77,552
4.00%, 07/15/46	246	188,826
3.95%, 03/25/51	99	74,746
5.55%, 02/06/53	45	43,233
3.85%, 04/01/60	25	17,539
4.10%, 03/25/61	35	26,059
Roper Technologies, Inc., 1.00%, 09/15/25	50	45,857
Salesforce, Inc., 3.05%, 07/15/61	14	9,617
VMware, Inc., 2.20%, 08/15/31	75	59,459

		1,083,739

Specialized REITs — 0.0%
Crown Castle, Inc., 5.10%, 05/01/33	15	15,042

Technology Hardware, Storage & Peripherals — 0.2%
Apple, Inc.
2.38%, 02/08/41	105	78,768

Security	Par (000)	Value

Technology Hardware, Storage & Peripherals (continued)
Apple, Inc. (continued)
3.95%, 08/08/52	$55	$49,071
2.85%, 08/05/61	50	34,440
4.10%, 08/08/62	40	35,461
Dell International LLC/EMC Corp., 5.25%, 02/01/28	47	47,581
Hewlett Packard Enterprise Co.
5.90%, 10/01/24	120	121,277
6.10%, 04/01/26	40	40,347
6.35%, 10/15/45	5	5,177

		412,122

Tobacco — 0.9%
Altria Group, Inc.
2.45%, 02/04/32	200	159,082
3.40%, 02/04/41	280	197,977
3.70%, 02/04/51	50	33,485
4.00%, 02/04/61	50	35,152
BAT Capital Corp.
7.75%, 10/19/32	100	110,794
3.73%, 09/25/40	80	57,430
4.76%, 09/06/49	6	4,584
3.98%, 09/25/50	40	27,424
5.65%, 03/16/52	40	35,166
BAT International Finance PLC, 4.45%, 03/16/28	245	235,347
Philip Morris International, Inc.
4.88%, 02/15/28	154	155,356
5.63%, 11/17/29	215	224,566
5.75%, 11/17/32	345	362,338
5.38%, 02/15/33	70	71,398
4.25%, 11/10/44	90	75,184
Reynolds American, Inc., 5.85%, 08/15/45	59	53,354

		1,838,637

Transportation Infrastructure — 0.1%
Penske Truck Leasing Co. LP / PTL Finance Corp., 3.40%, 11/15/26(a)	63	59,166
Ryder System, Inc., 5.65%, 03/01/28	15	15,373
United Parcel Service, Inc., 5.30%, 04/01/50	25	26,853

		101,392

Utilities — 0.0%
American Water Capital Corp., 2.30%, 06/01/31	35	29,844
Vistra Operations Co. LLC, 5.00%, 07/31/27(a)	7	6,652

		36,496

Wireless Telecommunication Services — 0.7%
American Tower Corp., 1.30%, 09/15/25	100	91,925
Crown Castle, Inc., 2.50%, 07/15/31	89	74,678
GLP Capital LP/GLP Financing II, Inc.
5.75%, 06/01/28	268	263,786
4.00%, 01/15/31	95	83,124
Rogers Communications, Inc.(a)
3.80%, 03/15/32	172	154,875
4.50%, 03/15/42	45	38,168
4.55%, 03/15/52	35	28,699
Sprint LLC
7.88%, 09/15/23	21	21,170
7.13%, 06/15/24	106	107,735
T-Mobile USA, Inc.
3.50%, 04/15/25	100	97,294
3.88%, 04/15/30	43	40,487
5.05%, 07/15/33	35	35,264
5.65%, 01/15/53	150	154,721

S C H E D U L E O F I N V E S T M E N T S	13

Schedule of Investments (unaudited) (continued) April 30, 2023	BlackRock Diversified Fixed Income Fund (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Wireless Telecommunication Services (continued)
T-Mobile USA, Inc. (continued)
5.80%, 09/15/62	$150	$155,274
VICI Properties LP/VICI Note Co., Inc.(a)
4.50%, 09/01/26	3	2,854
4.13%, 08/15/30	79	70,434

		1,420,488

Total Corporate Bonds — 21.7% (Cost: $45,056,088)		44,813,305

Foreign Government and Agency Obligations

Canada — 0.1%
Canada Government International Bond, 2.88%, 04/28/25	35	34,155
Province of Alberta Canada, 1.30%, 07/22/30	10	8,359
Province of Ontario Canada
3.10%, 05/19/27	15	14,569
2.13%, 01/21/32	35	30,483
Province of Quebec Canada
0.60%, 07/23/25	25	23,152
2.50%, 04/20/26	10	9,589
7.50%, 09/15/29	10	11,917
1.90%, 04/21/31	10	8,682

		140,906

Indonesia — 0.2%
Indonesia Government International Bond
2.85%, 02/14/30	200	181,850
4.65%, 09/20/32	200	200,412

		382,262

Mexico — 0.2%
Mexico Government International Bond
2.66%, 05/24/31	200	168,975
3.50%, 02/12/34	205	175,442

		344,417

Panama — 0.2%
Panama Government International Bond
3.88%, 03/17/28	200	192,537
3.30%, 01/19/33	200	168,975

		361,512

Peru — 0.0%
Peruvian Government International Bond
4.13%, 08/25/27	30	29,509
3.55%, 03/10/51	40	30,170

		59,679

Philippines — 0.1%
Philippine Government International Bond, 3.00%, 02/01/28	200	188,913

Uruguay — 0.1%
Uruguay Government International Bond 4.38%, 10/27/27	30	30,249

Security	Par (000)	Value

Uruguay (continued)
Uruguay Government International Bond (continued)
5.75%, 10/28/34	$235	$260,894
5.10%, 06/18/50	30	30,728

		321,871

Total Foreign Government and Agency Obligations — 0.9% (Cost: $1,812,152)		1,799,560

Municipal Bonds

California — 0.2%
Bay Area Toll Authority, RB, BAB, Series S-1, 7.04%, 04/01/50	40	52,750
Los Angeles Unified School District, GO, BAB, Series RY, 6.76%, 07/01/34	50	58,156
State of California, GO, BAB, 7.35%, 11/01/39	100	125,906
State of California, Refunding GO, 4.60%, 04/01/38	100	99,152
University of California, RB, Series AD, 4.86%, 05/15/2112	20	18,440

		354,404

Connecticut — 0.0%
State of Connecticut, GO, Series A, 5.85%, 03/15/32	50	54,817

Illinois — 0.0%
Chicago Transit Authority Sales & Transfer Tax Receipts Revenue, RB, Series B, 6.90%, 12/01/40	50	58,374

Louisiana — 0.0%
Louisiana Local Government Environmental Facilities & Community Development Authority, RB, Class A, 4.15%, 02/01/33	40	39,531

Massachusetts — 0.0%
Commonwealth of Massachusetts, Refunding GO, Series D, 2.66%, 09/01/39	49	40,843
Massachusetts School Building Authority, Refunding RB, Series C, 2.95%, 05/15/43	50	39,379

		80,222

New York — 0.1%
New York City Municipal Water Finance Authority, RB, BAB, 5.95%, 06/15/42	50	57,837
New York City Municipal Water Finance Authority, Refunding RB, 5.88%, 06/15/44	20	23,024
New York State Urban Development Corp., RB, BAB, 5.77%, 03/15/39	50	53,183
Port Authority of New York & New Jersey, RB, 168th Series, 4.93%, 10/01/51	70	71,861

		205,905

Ohio — 0.0%
American Municipal Power, Inc., RB, BAB, 5.94%, 02/15/47	50	55,403

Pennsylvania — 0.1%
Commonwealth Financing Authority, RB, Series A, 3.86%, 06/01/38	50	45,338
Pennsylvania State University, Refunding RB, Series D, 2.79%, 09/01/43	50	39,119

		84,457

14	2 0 2 3 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) April 30, 2023	BlackRock Diversified Fixed Income Fund (Percentages shown are based on Net Assets)

Security	Par (000)		Value

Texas — 0.1%
Board of Regents of the University of Texas System, RB, BAB, Series C, 4.79%, 08/15/46	$50		$51,723
Dallas Fort Worth International Airport, Refunding RB, 2.84%, 11/01/46	50		36,916
State of Texas, GO, BAB, 5.52%, 04/01/39	35		38,645

			127,284

Total Municipal Bonds — 0.5% (Cost: $1,068,714)			1,060,397

Non-Agency Mortgage-Backed Securities

Collateralized Mortgage Obligations — 3.2%
Alternative Loan Trust, Series 2007-19, Class 1A34, 6.00%, 08/25/37	291		150,557
Barclays Mortgage Trust, Series 2021-NPL1, Class A, 2.00%, 11/25/51(a)(d)	155		139,940
Connecticut Avenue Securities Trust(a)(b)
Series 2020-R01, Class 1M2, (1-mo. LIBOR US + 2.05%), 7.07%, 01/25/40	402		402,930
Series 2022-R01, Class 1M1, (30-day Avg SOFR + 1.00%), 5.82%, 12/25/41	445		442,188
Series 2022-R04, Class 1M1, (30-day Avg SOFR + 2.00%), 6.82%, 03/25/42	453		453,242
Series 2022-R06, Class 1M1, (30-day Avg SOFR + 2.75%), 7.57%, 05/25/42	326		332,382
Series 2023-R02, Class 1M2, (30-day Avg SOFR + 3.35%), 8.17%, 01/25/43	80		80,072
Credit Suisse Mortgage Trust, Series 2022-NQM4, Class A2, 4.82%, 06/25/67(a)(d)	151		145,909
Fannie Mae Connecticut Avenue Securities(b)
Series 2017-C06, Class 2B1, (1-mo. LIBOR US + 4.45%), 9.47%, 02/25/30	200		217,517
Series 2017-C07, Class 1EB2, (1-mo. LIBOR US + 1.00%), 6.02%, 05/25/30	295		294,374
Series 2021-R02, Class 2M1, (30-day Avg SOFR + 0.90%), 5.72%, 11/25/41(a)	456		452,623
Freddie Mac STACR REMIC Trust(a)(b)
Series 2020-HQA2, Class M2, (1-mo. LIBOR US + 3.10%), 8.12%, 03/25/50	510		521,417
Series 2021-DNA3, Class M1, (30-day Avg SOFR + 0.75%), 5.57%, 10/25/33	329		326,967
Series 2022-DNA4, Class M1A, (30-day Avg SOFR + 2.20%), 7.02%, 05/25/42	403		406,193
Series 2022-HQA1, Class M1A, (30-day Avg SOFR + 2.10%), 6.92%, 03/25/42	451		451,122
Freddie Mac Structured Agency Credit Risk Debt Notes(b)
Series 2017-DNA1, Class M2, (1-mo. LIBOR US + 3.25%), 8.27%, 07/25/29	399		409,557
Series 2017-HQA1, Class M2, (1-mo. LIBOR US + 3.55%), 8.57%, 08/25/29	130		134,916
Series 2021-DNA2, Class M1, (30-day Avg SOFR + 0.80%), 5.62%, 08/25/33(a)	—	(e)	241
GSMPS Mortgage Loan Trust, Series 2005-RP2, Class 1AF, (1-mo. LIBOR US + 0.35%), 5.37%, 03/25/35(a)(b)	166		145,066
Mill City Mortgage Loan Trust, Series 2023-NQM1, Class A1, 6.05%, 10/25/67(a)(d)	148		147,732
PRKCM Trust, Series 2023-AFC1, Class A1, 6.60%, 02/25/58(a)(d)	145		145,942

Security	Par (000)	Value

Collateralized Mortgage Obligations (continued)
PRPM LLC(a)
Series 2022-1, Class A1, 3.72%, 02/25/27(d)	$150	$142,732
Series 2023-1, Class A1, 6.88%, 02/25/28(b)	146	145,747
RALI Trust, (1-mo. LIBOR US + 0.32%), 5.34%, 04/25/37(b)	166	144,886
STACR Trust, Series 2018-HRP1, Class M2, (1-mo. LIBOR US + 1.65%), 6.67%, 04/25/43(a)(b)	3	2,619
Verus Securitization Trust, Series 2023-INV1, Class M1, 7.65%, 02/25/68(a)(b)	120	119,255
Washington Mutual Mortgage Pass-Through Certificates Trust 7.00%, 08/25/36	364	154,943
Series 2005-9, Class 5A1, 5.50%, 11/25/35	180	138,778

		6,649,847

Commercial Mortgage-Backed Securities — 3.1%
ACREC LLC, Series 2023-FL2, Class A, (1-mo. CME Term SOFR + 2.23%), 7.15%, 02/19/38(a)(b)	150	149,594
AMSR Trust, Series 2020-SFR4, Class G2, 4.87%, 11/17/37(a)	150	135,602
Bank
Series 2019-BN19, Class A3, 3.18%, 08/15/61	250	221,504
Series 2019-BN20, Class A3, 3.01%, 09/15/62	250	222,091
Series 2021-BN35, Class A5, 2.29%, 06/15/64	90	74,279
Series 2021-BN36, Class A5, 2.47%, 09/15/64	90	75,211
Series 2022-BNK41, Class A4, 3.92%, 04/15/65(b)	150	138,463
Barclays Commercial Mortgage S BBCMS, 5.45%, 04/15/56	40	41,638
Benchmark Mortgage Trust
Series 2015-CR25, Class A4, 3.76%, 08/10/48	460	443,144
Series 2020-B21, Class A5, 1.98%, 12/17/53	90	72,700
BX Commercial Mortgage Trust(a)(b)
Series 2019-XL, Class A, (1-mo. CME Term SOFR + 1.03%), 5.92%, 10/15/36	110	108,446
Series 2020-VKNG, Class A, (1-mo. CME Term SOFR + 1.04%), 5.93%, 10/15/37	90	87,880
Series 2021-SOAR, Class A, (1-mo. LIBOR US + 0.67%), 5.62%, 06/15/38	145	140,665
Series 2021-VIV5, Class A, 2.84%, 03/09/44	140	116,845
Series 2022-LP2, Class A, (1-mo. CME Term SOFR + 1.01%), 5.90%, 02/15/39	139	134,980
BX Trust(a)
Series 2019-OC11, Class A, 3.20%, 12/09/41	150	130,870
Series 2021-ARIA, Class A, (1-mo. LIBOR US + 0.90%), 5.85%, 10/15/36(b)	150	144,790
Series 2021-MFM1, Class A, (1-mo. CME Term SOFR + 0.81%), 5.70%, 01/15/34(b)	194	189,286
Series 2022-IND, Class A, (1-mo. CME Term SOFR + 1.49%), 6.38%, 04/15/37(b)	131	128,874
Series 2022-LBA6, Class A, (1-mo. CME Term SOFR + 1.00%), 5.89%, 01/15/39(b)	150	145,680
CAMB Commercial Mortgage Trust, Series 2019-LIFE, Class A, (1-mo. LIBOR US + 1.07%), 6.02%, 12/15/37(a)(b)	100	98,649
Citigroup Commercial Mortgage Trust, Series 2015- GC27, Class AS, 3.57%, 02/10/48	75	71,137
Cold Storage Trust, Class A, (1-mo. LIBOR US + 0.90%), 5.85%, 11/15/37(a)(b)	149	146,041
Credit Suisse Mortgage Capital Certificates, Series 2019-ICE4, Class A, (1-mo. LIBOR US + 0.98%), 5.93%, 05/15/36(a)(b)	150	148,477

S C H E D U L E O F I N V E S T M E N T S	15

Schedule of Investments (unaudited) (continued) April 30, 2023	BlackRock Diversified Fixed Income Fund (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Commercial Mortgage-Backed Securities (continued)
CSMC, Series 2021-BHAR, Class A, (1-mo. LIBOR US + 1.15%), 6.10%, 11/15/38(a)(b)	$300	$291,271
DBGS Mortgage Trust, Series 2018-BIOD, Class A, (1-mo. LIBOR US + 0.80%), 5.75%, 05/15/35(a)(b)	137	134,993
Extended Stay America Trust, Series 2021-ESH, Class A, (1-mo. LIBOR US + 1.08%), 6.03%, 07/15/38(a)(b)	147	142,670
GS Mortgage Securities Trust
Series 2017-GS8, Class A4, 3.47%, 11/10/50	300	279,515
Series 2019-GSA1, Class AS, 3.34%, 11/10/52	190	164,760
JP Morgan Chase Commercial Mortgage Securities Trust
Series 2016-JP2, Class A4, 2.82%, 08/15/49	133	123,345
Series 2021-NYAH, Class A, (1-mo. LIBOR US + 0.76%), 5.71%, 06/15/38(a)(b)	150	144,360
Series 2022-ACB, Class A, (30-day Avg SOFR + 1.40%), 6.15%, 03/15/39(a)(b)	150	146,620
JPMCC Commercial Mortgage Securities Trust, Series 2019-COR5, Class A3, 3.12%, 06/13/52	40	35,174
MHC Commercial Mortgage Trust, Series 2021-MHC, Class A, (1-mo. CME Term SOFR + 0.92%), 5.81%, 04/15/38(a)(b)	150	146,436
Morgan Stanley Capital I Trust, Series 2016-UB11, Class A4, 2.78%, 08/15/49	305	281,542
Progress Residential Trust, Series 2023-SFR1, Class E1, 6.15%, 03/17/40(a)	150	143,998
SREIT Trust(a)(b)
Series 2021-MFP, Class A, (1-mo. LIBOR US + 0.73%), 5.68%, 11/15/38	150	144,791
Series 2021-MFP2, Class A, (1-mo. LIBOR US + 0.82%), 5.77%, 11/15/36	150	145,119
Series 2021-PALM, Class A, (1-mo. LIBOR US + 0.59%), 5.54%, 10/15/34	150	143,569
Wells Fargo Commercial Mortgage Trust
Series 2017-C40, Class A4, 3.58%, 10/15/50	200	187,347
Series 2021-C60, Class D, 2.34%, 08/15/54	150	123,843
WFRBS Commercial Mortgage Trust, Series 2014- C25, Class A5, 3.63%, 11/15/47	300	289,043

		6,435,242

Total Non-Agency Mortgage-Backed Securities — 6.3% (Cost: $13,102,513)		13,085,089

U.S. Government Sponsored Agency Securities

Agency Obligations — 2.7%
Fannie Mae Mortgage-Backed Securities
2.50%, 01/01/37 - 03/01/51	857	778,327
3.00%, 04/01/37	186	176,849
2.00%, 12/01/40 - 08/01/42	290	249,675
3.50%, 03/01/52	984	915,326
4.50%, 09/01/52 - 04/01/53	804	793,131
5.00%, 03/01/53 - 04/01/53	569	567,050
5.50%, 03/01/53	622	635,904
6.00%, 04/01/53	43	43,864
Freddie Mac Mortgage-Backed Securities
6.00%, 10/01/52 - 03/01/53	623	645,964
4.00%, 02/01/53	397	383,675

Security	Par (000)	Value

Agency Obligations (continued)
Freddie Mac Mortgage-Backed Securities (continued)
5.50%, 03/01/53	$40	$40,299
Ginnie Mae Mortgage-Backed Securities
2.50%, 01/20/53	244	215,442
5.50%, 02/20/53	50	50,090

		5,495,596

Collateralized Mortgage Obligations — 0.3%
Fannie Mae Connecticut Avenue Securities(b)
Series 2017-C03, Class 1B1, (1-mo. LIBOR US + 4.85%), 9.87%, 10/25/29	250	274,311
Series 2018-C02, Class 2B1, (1-mo. LIBOR US + 4.00%), 9.02%, 08/25/30	250	269,327
Freddie Mac, 3.00%, 02/25/52	83	12,876
Reperforming Loan REMIC Trust, Series 2005-R1, Class 1AF1, (1-mo. LIBOR US + 0.36%), 5.38%, 03/25/35(a)(b)	39	35,666

		592,180

Commercial Mortgage-Backed Securities — 0.1%
Fannie Mae, Series 2021-M4, Class A2, 1.51%, 02/25/31(b)	150	122,759

Mortgage-Backed Securities(f) — 28.9%
Ginnie Mae Mortgage-Backed Securities
4.50%, 03/20/49 - 05/18/53	1,242	1,222,684
3.50%, 03/20/50 - 03/20/52	1,497	1,410,549
3.00%, 07/20/50 - 12/20/52	1,993	1,821,112
2.00%, 02/20/51 - 05/18/53	2,577	2,209,183
2.50%, 10/20/51 - 05/18/53	2,468	2,180,426
4.00%, 02/20/53 - 05/18/53	973	935,598
5.00%, 05/18/53	406	404,176
5.50%, 05/18/53	1,317	1,325,849
6.00%, 05/18/53	65	65,965
Uniform Mortgage-Backed Securities
2.50%, 01/01/35 - 05/11/53	10,457	9,135,540
2.00%, 05/01/36 - 05/11/53	12,630	10,767,765
1.50%, 12/01/36 - 05/11/53	1,313	1,094,049
3.00%, 03/25/37 - 08/01/52	9,576	8,642,319
3.50%, 05/16/38 - 08/01/52	5,742	5,350,989
4.00%, 05/16/38 - 10/01/52	3,937	3,788,469
4.50%, 05/16/38 - 10/01/52	3,241	3,173,244
5.00%, 12/01/52 - 05/11/53	5,152	5,122,508
5.50%, 01/01/53 - 05/11/53	907	914,917
6.00%, 05/11/53	154	156,480

		59,721,822

Total U.S. Government Sponsored Agency Securities — 32.0% (Cost: $65,942,649)		65,932,357

U.S. Treasury Obligations
Treasury Inflation Protected Security, 1.50%, 02/15/53	10	9,711
U.S. Treasury Bonds
4.50%, 08/15/39	447	499,305
1.13%, 05/15/40 - 08/15/40	1,472	982,331
4.38%, 05/15/40	224	245,174
1.88%, 02/15/41	736	552,891
4.00%, 11/15/42 - 11/15/52	3,900	4,048,719
3.88%, 02/15/43	147	148,562
3.13%, 08/15/44 - 05/15/48	4,024	3,595,572

16	2 0 2 3 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) April 30, 2023	BlackRock Diversified Fixed Income Fund (Percentages shown are based on Net Assets)

Security	Par (000)	Value

U.S. Treasury Obligations (continued)
U.S. Treasury Bonds (continued)
3.00%, 02/15/47 - 08/15/52	$2,005	$1,748,941
3.38%, 11/15/48	911	853,476
1.63%, 11/15/50	223	143,000
2.38%, 05/15/51	672	516,962
2.88%, 05/15/52	610	521,979
3.63%, 02/15/53	107	106,097
U.S. Treasury Inflation-Indexed Notes, 1.63%, 10/15/27	2,103	2,136,654
U.S. Treasury Notes
4.25%, 12/31/24	7,950	7,946,273
4.13%, 01/31/25 - 11/15/32	4,036	4,032,260
3.88%, 03/31/25 - 12/31/29	20,801	21,019,500
2.63%, 04/15/25 - 05/31/27	2,805	2,706,416
2.75%, 05/15/25 - 08/15/32	543	524,639
0.25%, 10/31/25	2,518	2,303,380
1.63%, 02/15/26 - 05/15/31	2,963	2,764,957
4.00%, 02/15/26 - 10/31/29	1,040	1,067,711
3.75%, 04/15/26	68	68,021
1.25%, 11/30/26 - 08/15/31	1,248	1,081,994
0.50%, 08/31/27	233	204,775
0.38%, 09/30/27	223	193,740
3.63%, 03/31/28 - 03/31/30	178	178,967
1.38%, 12/31/28	1,030	917,947
2.88%, 05/15/32	285	272,776
3.50%, 02/15/33	164	164,974

Total U.S. Treasury Obligations — 29.9% (Cost: $61,475,527)		61,557,704

Total Long-Term Investments — 95.1% (Cost: $196,250,054)		196,065,714

	Shares

Short-Term Securities

Money Market Funds — 19.8%
BlackRock Cash Funds: Institutional, SL Agency Shares, 5.02%(g)(h)(i)	69,164	69,185
BlackRock Liquidity Funds, T-Fund, Institutional Class, 4.72%(g)(h)	40,829,296	40,829,296

Total Short-Term Securities — 19.8% (Cost: $40,898,481)		40,898,481

Options Purchased — 0.0% (Cost: $149,572)		136,225

Total Investments Before TBA Sale Commitments and Options Written — 114.9% (Cost: $237,298,107)		237,100,420

Security	Par (000)	Value

TBA Sale Commitments(f)

Mortgage-Backed Securities — (4.8)%
Uniform Mortgage-Backed Securities
2.00%, 05/11/53	$(194)	$(161,387)
2.50%, 05/11/53	(1,214)	(1,051,130)
3.00%, 02/25/52	(2,512)	(2,256,645)
3.50%, 03/25/52	(290)	(269,451)
4.00%, 06/25/52	(975)	(931,963)
4.50%, 05/12/52	(3,880)	(3,792,754)
5.50%, 05/11/53	(1,511)	(1,523,395)

Total TBA Sale Commitments — (4.8)% (Proceeds: $(9,995,821))		(9,986,725)

Options Written — (0.0)% (Premiums Received: $(96,555))		(86,768)

Total Investments, Net of TBA Sale Commitments and Options Written — 110.1% (Cost: $227,205,731)		227,026,927

Liabilities in Excess of Other Assets — (10.1)%		(20,800,637)

Net Assets — 100.0%		$206,226,290

(a)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(b)

Variable rate security. Interest rate resets periodically. The rate shown is the effective interest rate as of period end. Security description also includes the reference rate and spread if published and available.

(c)	All or a portion of this security is on loan.
(d)	Step coupon security. Coupon rate will either increase (step-up bond) or decrease (step-down bond) at regular intervals until maturity. Interest rate shown reflects the rate currently in effect.
(e)	Rounds to less than 1,000.
(f)	Represents or includes a TBA transaction.
(g)	Affiliate of the Fund.
(h)	Annualized 7-day yield as of period end.
(i)	All or a portion of this security was purchased with the cash collateral from loaned securities.

For Fund compliance purposes, the Fund’s industry classifications refer to one or more of the industry sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

S C H E D U L E O F I N V E S T M E N T S	17

Schedule of Investments (unaudited) (continued) April 30, 2023	BlackRock Diversified Fixed Income Fund

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the period ended April 30, 2023 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 01/18/23	(a)	Purchases at Cost		Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 04/30/23	Shares Held at 04/30/23	Income		Capital Gain Distributions from Underlying Funds

BlackRock Cash Funds: Institutional, SL Agency Shares	$—		$69,185	(b)	$—	$—	$—	$69,185	69,164	$5	(c)	$—
BlackRock Liquidity Funds, T-Fund, Institutional Class	—		40,829,296	(b)	—	—	—	40,829,296	40,829,296	714,890		—

						$—	$—	$40,898,481		$714,895		$—

(a)	Commencement of operations.
(b)	Represents net amount purchased (sold).
(c)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)

Long Contracts
10-Year U.S. Treasury Note	111	06/21/23	$12,815	$335,707
U.S. Long Bond	5	06/21/23	659	16,464
Ultra U.S. Treasury Bond	38	06/21/23	5,381	195,301
Long Gilt	1	06/28/23	128	(2,640)
5-Year U.S. Treasury Note	202	06/30/23	22,211	383,442

				928,274

Short Contracts
Euro BTP	5	06/08/23	633	(9,382)
Euro Bund	7	06/08/23	1,046	(17,617)
Euro OAT	8	06/08/23	1,146	996
10-Year Japanese Government Treasury Bonds	2	06/13/23	2,181	(46,319)
S&P 500 E-Mini Index	4	06/16/23	838	(11,236)
10-Year U.S. Ultra Long Treasury Note	8	06/21/23	974	(32,873)
2-Year U.S. Treasury Note	64	06/30/23	13,205	(54,605)
3-Month SOFR	4	03/19/24	956	2,128

				(168,908)

				$759,366

Forward Foreign Currency Exchange Contracts

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)

CAD	10,000	USD	7,345	Bank of America N.A.	06/21/23	$44
EUR	100,000	USD	108,443	UBS AG	06/21/23	2,055
EUR	175,346	USD	189,971	UBS AG	06/21/23	3,783
USD	6,714	AUD	10,000	Morgan Stanley & Co. International PLC	06/21/23	83
USD	6,635	AUD	10,000	UBS AG	06/21/23	3
USD	7,491	CAD	10,000	Citibank N.A.	06/21/23	103
USD	26,648	JPY	3,499,000	Goldman Sachs International	06/21/23	771
USD	6,297	NZD	10,000	Morgan Stanley & Co. International PLC	06/21/23	115
USD	7,585	SGD	10,000	Citibank N.A.	06/21/23	77

						7,034

EUR	80,000	USD	88,733	Morgan Stanley & Co. International PLC	06/21/23	(334)
USD	36,323	CAD	50,000	Morgan Stanley & Co. International PLC	06/21/23	(618)

18	2 0 2 3 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) April 30, 2023	BlackRock Diversified Fixed Income Fund

Forward Foreign Currency Exchange Contracts (continued)

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)

USD	11,219	CHF	10,000	Goldman Sachs International	06/21/23	$(31)
USD	10,819	EUR	10,000	Barclays Bank PLC	06/21/23	(231)
USD	32,483	EUR	30,000	Barclays Bank PLC	06/21/23	(667)
USD	10,740	EUR	10,000	Goldman Sachs International	06/21/23	(310)
USD	21,586	EUR	20,000	Morgan Stanley & Co. International PLC	06/21/23	(514)
USD	53,339	EUR	50,000	Morgan Stanley & Co. International PLC	06/21/23	(1,911)
USD	64,355	EUR	60,000	Morgan Stanley & Co. International PLC	06/21/23	(1,944)
USD	118,691	EUR	110,000	Morgan Stanley & Co. International PLC	06/21/23	(2,857)
USD	12,458	GBP	10,000	Barclays Bank PLC	06/21/23	(122)
USD	12,094	GBP	10,000	Citibank N.A.	06/21/23	(486)
USD	60,508	GBP	50,000	Citibank N.A.	06/21/23	(2,394)
USD	12,412	GBP	10,000	Morgan Stanley & Co. International PLC	06/21/23	(168)
USD	12,431	GBP	10,000	Morgan Stanley & Co. International PLC	06/21/23	(150)

						(12,737)

						$(5,703)

Exchange-Traded Options Purchased

Description	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value

Put 3-Month SOFR Future	44	09/15/23	USD	96.00	USD	10,655	$17,325

OTC Currency Options Purchased

Description	Counterparty	Expiration Date	Exercise Price		Notional Amount (000)		Value

Put EUR Currency	Goldman Sachs International	06/29/23	USD	1.08	EUR	878	$3,495

OTC Interest Rate Swaptions Purchased

	Paid by the Fund		Received by the Fund			Expiration	Exercise	Notional

Description	Rate	Frequency	Rate	Frequency	Counterparty	Date	Rate	Amount (000)		Value

Call
10-Year Interest Rate Swap, 03/29/36	1-Day SOFR, 4.81%	Quarterly	3.09%	Semi-Annual	Morgan Stanley & Co. International PLC	03/27/26	3.09%	USD	83	$4,543
10-Year Interest Rate Swap, 04/01/36	1-Day SOFR, 4.81%	Quarterly	3.08%	Semi-Annual	Bank of America N.A.	03/30/26	3.08	USD	283	15,364
10-Year Interest Rate Swap, 04/08/36	1-Day SOFR, 4.81%	Quarterly	2.88%	Semi-Annual	BNP Paribas SA	04/06/26	2.88	USD	122	5,611
10-Year Interest Rate Swap, 04/08/36	1-Day SOFR, 4.81%	Quarterly	2.88%	Semi-Annual	BNP Paribas SA	04/06/26	2.88	USD	78	3,577
10-Year Interest Rate Swap, 04/12/36	1-Day SOFR, 4.81%	Quarterly	2.96%	Semi-Annual	Barclays Bank PLC	04/10/26	2.96	USD	79	3,896
10-Year Interest Rate Swap, 04/15/36	1-Day SOFR, 4.81%	Quarterly	2.96%	Semi-Annual	Bank of America N.A.	04/13/26	2.96	USD	143	7,008
10-Year Interest Rate Swap, 04/22/36	1-Day SOFR, 4.81%	Quarterly	3.11%	Semi-Annual	Goldman Sachs International	04/20/26	3.11	USD	194	10,853
10-Year Interest Rate Swap, 04/22/36	1-Day SOFR, 4.81%	Quarterly	3.13%	Semi-Annual	Goldman Sachs International	04/20/26	3.13	USD	139	7,861

										58,713

Put
10-Year Interest Rate Swap, 03/29/36	3.09%	Semi-Annual	1-Day SOFR, 4.81%	Quarterly	Morgan Stanley & Co. International PLC	03/27/26	3.09	USD	83	4,009
10-Year Interest Rate Swap, 04/01/36	3.08%	Semi-Annual	1-Day SOFR, 4.81%	Quarterly	Bank of America N.A.	03/30/26	3.08	USD	283	13,783

S C H E D U L E O F I N V E S T M E N T S	19

Schedule of Investments (unaudited) (continued) April 30, 2023	BlackRock Diversified Fixed Income Fund

OTC Interest Rate Swaptions Purchased (continued)

	Paid by the Fund		Received by the Fund			Expiration	Exercise	Notional

Description	Rate	Frequency	Rate	Frequency	Counterparty	Date	Rate	Amount (000)		Value

Put (continued)
10-Year Interest Rate Swap, 04/08/36	2.88%	Semi-Annual	1-Day SOFR, 4.81%	Quarterly	BNP Paribas SA	04/06/26	2.88%	USD	122	$6,838
10-Year Interest Rate Swap, 04/08/36	2.88%	Semi-Annual	1-Day SOFR, 4.81%	Quarterly	BNP Paribas SA	04/06/26	2.88	USD	78	4,346
10-Year Interest Rate Swap, 04/12/36	2.96%	Semi-Annual	1-Day SOFR, 4.81%	Quarterly	Barclays Bank PLC	04/10/26	2.96	USD	79	4,200
10-Year Interest Rate Swap, 04/15/36	2.96%	Semi-Annual	1-Day SOFR, 4.81%	Quarterly	Bank of America N.A.	04/13/26	2.96	USD	143	7,613
10-Year Interest Rate Swap, 04/22/36	3.11%	Semi-Annual	1-Day SOFR, 4.81%	Quarterly	Goldman Sachs International	04/20/26	3.11	USD	194	9,323
10-Year Interest Rate Swap, 04/22/36	3.13%	Semi-Annual	1-Day SOFR, 4.81%	Quarterly	Goldman Sachs International	04/20/26	3.13	USD	139	6,580

										56,692

										$115,405

Exchange-Traded Options Written

Description	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value

Put 3-Month SOFR Future	44	09/15/23	USD	95.75	USD	10,655	$(11,550)

OTC Currency Options Written

Description	Counterparty	Expiration Date	Exercise Price		Notional Amount (000)		Value

Put EUR Currency	Goldman Sachs International	06/29/23	USD	1.02	USD	878	$(265)

OTC Interest Rate Swaptions Written

	Paid by the Fund		Received by the Fund			Expiration	Exercise	Notional
Description	Rate	Frequency	Rate	Frequency	Counterparty	Date	Rate	Amount (000)		Value

Call
10-Year Interest Rate Swap, 03/18/36	3.02%	Semi-Annual	1-Day SOFR, 4.81%	Quarterly	Goldman Sachs International	03/16/26	3.02%	USD	195	$(10,077)
10-Year Interest Rate Swap, 03/18/36	3.12%	Semi-Annual	1-Day SOFR, 4.81%	Quarterly	Goldman Sachs International	03/16/26	3.12	USD	170	(9,475)
10-Year Interest Rate Swap, 04/26/36	3.07%	Semi-Annual	1-Day SOFR, 4.81%	Quarterly	Barclays Bank PLC	04/24/26	3.07	USD	168	(9,030)
10-Year Interest Rate Swap, 04/29/36	2.99%	Semi-Annual	1-Day SOFR, 4.81%	Quarterly	Barclays Bank PLC	04/27/26	2.99	USD	196	(9,885)

										(38,467)

Put
10-Year Interest Rate Swap, 03/18/36	1-Day SOFR, 4.81%	Quarterly	3.02%	Semi-Annual	Goldman Sachs International	03/16/26	3.02	USD	195	(9,837)
10-Year Interest Rate Swap, 03/18/36	1-Day SOFR, 4.81%	Quarterly	3.12%	Semi-Annual	Goldman Sachs International	03/16/26	3.12	USD	170	(8,040)
10-Year Interest Rate Swap, 04/26/36	1-Day SOFR, 4.81%	Quarterly	3.07%	Semi-Annual	Barclays Bank PLC	04/24/26	3.07	USD	168	(8,334)
10-Year Interest Rate Swap, 04/29/36	1-Day SOFR, 4.81%	Quarterly	2.99%	Semi-Annual	Barclays Bank PLC	04/27/26	2.99	USD	196	(10,275)

										(36,486)

										$(74,953)

20	2 0 2 3 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) April 30, 2023	BlackRock Diversified Fixed Income Fund

Centrally Cleared Credit Default Swaps — Buy Protection

Reference Obligation/Index	Financing Rate Paid by the Fund	Payment Frequency	Termination Date	Notional Amount (000)		Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)

CDX.NA.IG.40.V1	1.00%	Quarterly	06/20/28	USD	2,700	$(33,507)	$(29,431)	$(4,076)

Centrally Cleared Inflation Swaps

								Upfront
								Premium	Unrealized
Paid by the Fund		Received by the Fund		Termination	Notional			Paid	Appreciation

Reference	Frequency	Rate	Frequency	Date	Amount (000)		Value	(Received)	(Depreciation)

2.38%	Monthly	Eurostat Eurozone HICP Ex Tobacco Unrevised	Monthly	02/15/33	EUR	140	$1,196	$(28)	$1,224
US CPI for All Urban Consumers NSA	Monthly	2.47%	Monthly	03/23/33	USD	165	(426)	4	(430)
US CPI for All Urban Consumers NSA	Monthly	2.53%	Monthly	04/13/33	USD	100	465	2	463
US CPI for All Urban Consumers NSA	Monthly	2.50%	Monthly	04/14/33	USD	170	362	3	359
UK RPI All Items NSA	Monthly	3.77%	Monthly	04/15/33	GBP	100	273	524	(251)
UK RPI All Items NSA	Monthly	3.78%	Monthly	04/15/33	GBP	310	1,036	(461)	1,497

							$2,906	$44	$2,862

Centrally Cleared Interest Rate Swaps

										Upfront
										Premium	Unrealized
Paid by the Fund		Received by the Fund		Effective		Termination	Notional			Paid	Appreciation

Rate	Frequency	Rate	Frequency	Date		Date	Amount (000)		Value	(Received)	(Depreciation)

3.42%	Annual	6-mo. EURIBOR, 3.65%	Semi Annual	06/21/23	(a)	06/21/25	EUR	5,470	$1,816	$(6,291)	$8,107
1-Day SONIA, 4.18%	Annual	3.93%	Annual	06/21/23	(a)	06/21/25	GBP	4,920	(62,131)	19,090	(81,221)
3.16%	Annual	6-mo. EURIBOR, 3.65%	Semi Annual	06/21/23	(a)	06/21/26	EUR	1,080	1,894	(447)	2,341
3.22%	Annual	6-mo. EURIBOR, 3.65%	Semi Annual	06/21/23	(a)	06/21/26	EUR	4,180	(495)	45	(540)
3.24%	Annual	6-mo. EURIBOR, 3.65%	Semi Annual	06/21/23	(a)	06/21/26	EUR	310	(223)	(117)	(106)
3.34%	Quarterly	3-mo. BBSW, 3.68%	Quarterly	06/21/23	(a)	06/21/26	AUD	520	(28)	3	(31)
3.38%	Annual	6-mo. EURIBOR, 3.65%	Semi Annual	06/21/23	(a)	06/21/26	EUR	310	(1,548)	17	(1,565)
3-mo. BBSW, 3.68%	Quarterly	3.43%	Quarterly	06/21/23	(a)	06/21/26	AUD	510	823	588	235
3.45%	Annual	1-Day SOFR, 4.81%	Annual	06/21/23	(a)	06/21/26	USD	340	747	320	427
3.48%	Quarterly	3-mo. BBSW, 3.68%	Quarterly	06/21/23	(a)	06/21/26	AUD	510	(1,363)	(8)	(1,355)
3.51%	Annual	1-Day SOFR, 4.81%	Annual	06/21/23	(a)	06/21/26	USD	350	204	(36)	240
1-Day SOFR, 4.81%	Annual	3.51%	Annual	06/21/23	(a)	06/21/26	USD	1,030	(746)	(6)	(740)
1-Day SOFR, 4.81%	Annual	3.54%	Annual	06/21/23	(a)	06/21/26	USD	1,520	506	(385)	891
1-Day SOFR, 4.81%	Annual	3.55%	Annual	06/21/23	(a)	06/21/26	USD	200	102	(12)	114
3.72%	Semi Annual	3-mo. Canada Bank Acceptance, 5.04%	Semi Annual	06/21/23	(a)	06/21/26	CAD	470	(297)	(92)	(205)
3-mo. Canada Bank Acceptance,
5.04%	Semi Annual	3.74%	Semi Annual	06/21/23	(a)	06/21/26	CAD	470	445	56	389
1-Day SONIA, 4.18%	Annual	3.97%	Annual	06/21/23	(a)	06/21/26	GBP	1,110	(10,278)	14	(10,292)
4.01%	Annual	1-Day SONIA, 4.18%	Annual	06/21/23	(a)	06/21/26	GBP	280	2,256	333	1,923
4.22%	Annual	1-Day SONIA, 4.18%	Annual	06/21/23	(a)	06/21/26	GBP	280	161	10	151
2.87%	Semi Annual	6-mo. EURIBOR, 3.65%	Semi Annual	06/21/23	(a)	06/21/28	EUR	3,290	28,391	13,830	14,561
3.09%	Annual	1-Day SOFR, 4.81%	Annual	06/21/23	(a)	06/21/28	USD	5,300	38,043	37,768	275
6-mo. EURIBOR, 3.65%	Semi Annual	3.09%	Annual	06/21/23	(a)	06/21/28	EUR	2,280	5,835	11,723	(5,888)
3.55%	Annual	1-Day SONIA, 4.18%	Annual	06/21/23	(a)	06/21/28	GBP	2,070	46,778	(23,066)	69,844
8.13%	Monthly	28-Day MXIBTIIE, 11.55%	Monthly	09/20/23	(a)	09/13/28	MXN	18,910	1,085	10	1,075
1-Day SSARON, 1.42%	Annual	1.88%	Annual	09/20/23	(a)	09/20/28	CHF	220	391	3	388
1-Day SSARON, 1.42%	Annual	1.98%	Annual	09/20/23	(a)	09/20/28	CHF	20	144	—	144
1-Day THOR, 1.73%	Quarterly	2.20%	Quarterly	09/20/23	(a)	09/20/28	THB	2,650	(75)	1	(76)
2.69%	Semi Annual	1-Day SORA, 3.79%	Semi Annual	09/20/23	(a)	09/20/28	SGD	245	(28)	2	(30)
2.70%	Semi Annual	1-Day SORA, 3.79%	Semi Annual	09/20/23	(a)	09/20/28	SGD	365	(181)	3	(184)
2.75%	Semi Annual	1-Day SORA, 3.79%	Semi Annual	09/20/23	(a)	09/20/28	SGD	35	(81)	—	(81)
2.77%	Semi Annual	1-Day SORA, 3.79%	Semi Annual	09/20/23	(a)	09/20/28	SGD	35	(105)	—	(105)

S C H E D U L E O F I N V E S T M E N T S	21

Schedule of Investments (unaudited) (continued) April 30, 2023	BlackRock Diversified Fixed Income Fund

Centrally Cleared Interest Rate Swaps (continued)

										Upfront
										Premium	Unrealized
Paid by the Fund		Received by the Fund		Effective		Termination	Notional			Paid	Appreciation

Rate	Frequency	Rate	Frequency	Date		Date	Amount (000)		Value	(Received)	(Depreciation)

2.83%	Annual	3-mo. STIBOR, 3.60%	Quarterly	09/20/23	(a)	09/20/28	SEK	5,760	$1,456	$6	$1,450
2.90%	Annual	3-mo. STIBOR, 3.60%	Quarterly	09/20/23	(a)	09/20/28	SEK	940	(45)	(1)	(44)
6-mo. EURIBOR, 3.65%	Semi Annual	2.92%	Annual	09/20/23	(a)	09/20/28	EUR	90	(317)	1	(318)
3.01%	Annual	3-mo. STIBOR, 3.60%	Quarterly	09/20/23	(a)	09/20/28	SEK	400	(214)	—	(214)
6-mo. NIBOR, 4.06%	Semi Annual	3.02%	Annual	09/20/23	(a)	09/20/28	NOK	300	(420)	—	(420)
3-mo. KRW CDC, 3.52%	Quarterly	3.03%	Quarterly	09/20/23	(a)	09/20/28	KRW	518,510	(1,113)	5	(1,118)
3.06%	Annual	1-Day SOFR, 4.81%	Annual	09/20/23	(a)	09/20/28	USD	60	179	91	88
3-mo. KRW CDC, 3.52%	Quarterly	3.06%	Quarterly	09/20/23	(a)	09/20/28	KRW	25,264	(28)	—	(28)
3-mo. KRW CDC, 3.52%	Quarterly	3.06%	Quarterly	09/20/23	(a)	09/20/28	KRW	61,100	(84)	1	(85)
3.11%	Annual	1-Day SOFR, 4.81%	Annual	09/20/23	(a)	09/20/28	USD	20	14	—	14
3-mo. KRW CDC, 3.52%	Quarterly	3.11%	Quarterly	09/20/23	(a)	09/20/28	KRW	37,896	13	—	13
3-mo. KRW CDC, 3.52%	Quarterly	3.13%	Quarterly	09/20/23	(a)	09/20/28	KRW	124,310	159	2	157
3-mo. KRW CDC, 3.52%	Quarterly	3.13%	Quarterly	09/20/23	(a)	09/20/28	KRW	110,180	133	—	133
3.19%	Semi Annual	3-mo. Canada Bank Acceptance, 5.04%	Semi Annual	09/20/23	(a)	09/20/28	CAD	120	(39)	33	(72)
3.22%	Annual	1-Day SOFR, 4.81%	Annual	09/20/23	(a)	09/20/28	USD	50	(212)	—	(212)
3.23%	Annual	1-Day SOFR, 4.81%	Annual	09/20/23	(a)	09/20/28	USD	40	(191)	(2)	(189)
3-mo. HIBOR, 3.68%	Quarterly	3.23%	Quarterly	09/20/23	(a)	09/20/28	HKD	1,045	(905)	1	(906)
3-mo. HIBOR, 3.68%	Quarterly	3.24%	Quarterly	09/20/23	(a)	09/20/28	HKD	2,265	(1,882)	3	(1,885)
3.28%	Annual	1-Day SOFR, 4.81%	Annual	09/20/23	(a)	09/20/28	USD	50	(349)	17	(366)
3.46%	Semi Annual	6-mo. BBSW, 3.86%	Semi Annual	09/20/23	(a)	09/20/28	AUD	140	231	1	230
3.51%	Semi Annual	6-mo. BBSW, 3.86%	Semi Annual	09/20/23	(a)	09/20/28	AUD	80	18	1	17
3.55%	Semi Annual	6-mo. BBSW, 3.86%	Semi Annual	09/20/23	(a)	09/20/28	AUD	80	(66)	1	(67)
1-Day SONIA, 4.18%	Annual	3.63%	Annual	09/20/23	(a)	09/20/28	GBP	630	(8,578)	9	(8,587)
1-Day SONIA, 4.18%	Annual	3.65%	Annual	09/20/23	(a)	09/20/28	GBP	50	(619)	(23)	(596)
1-Day SONIA, 4.18%	Annual	3.67%	Annual	09/20/23	(a)	09/20/28	GBP	20	(230)	(37)	(193)
3.68%	Semi Annual	6-mo. BBSW, 3.86%	Semi Annual	09/20/23	(a)	09/20/28	AUD	40	(196)	—	(196)
3.69%	Semi Annual	6-mo. BBSW, 3.86%	Semi Annual	09/20/23	(a)	09/20/28	AUD	40	(202)	—	(202)
3.71%	Semi Annual	6-mo. BBSW, 3.86%	Semi Annual	09/20/23	(a)	09/20/28	AUD	80	(449)	1	(450)
3.74%	Semi Annual	6-mo. BBSW, 3.86%	Semi Annual	09/20/23	(a)	09/20/28	AUD	100	(666)	1	(667)
1-Day SONIA, 4.18%	Annual	3.76%	Annual	09/20/23	(a)	09/20/28	GBP	20	(127)	(47)	(80)
3.76%	Semi Annual	6-mo. BBSW, 3.86%	Semi Annual	09/20/23	(a)	09/20/28	AUD	40	(284)	—	(284)
3.80%	Semi Annual	6-mo. BBSW, 3.86%	Semi Annual	09/20/23	(a)	09/20/28	AUD	100	(830)	1	(831)
4.09%	Semi Annual	3-mo. BBR, 0.85%	Quarterly	09/20/23	(a)	09/20/28	NZD	80	149	1	148
6-mo. PRIBOR, 7.21%	Semi Annual	4.50%	Annual	09/20/23	(a)	09/20/28	CZK	560	48	—	48
6-mo. PRIBOR, 7.21%	Semi Annual	4.58%	Annual	09/20/23	(a)	09/20/28	CZK	750	175	—	175
6-mo. PRIBOR, 7.21%	Semi Annual	4.66%	Annual	09/20/23	(a)	09/20/28	CZK	1,510	618	1	617
6-mo. PRIBOR, 7.21%	Semi Annual	4.76%	Annual	09/20/23	(a)	09/20/28	CZK	1,230	757	—	757
6-mo. WIBOR, 6.86%	Semi Annual	5.37%	Annual	09/20/23	(a)	09/20/28	PLN	150	106	—	106
6-mo. WIBOR, 6.86%	Semi Annual	5.44%	Annual	09/20/23	(a)	09/20/28	PLN	190	268	—	268
6-mo. WIBOR, 6.86%	Semi Annual	5.45%	Annual	09/20/23	(a)	09/20/28	PLN	290	442	—	442
3-mo. JIBAR, 7.96%	Quarterly	8.60%	Quarterly	09/20/23	(a)	09/20/28	ZAR	990	31	1	30
0.89%	Annual	Tokyo Overnight Average Rate, (0.07%)	Annual	N/A		02/15/33	JPY	7,405	(1,736)	1	(1,737)
0.90%	Monthly	Tokyo Overnight Average Rate, (0.07%)	Monthly	N/A		02/15/33	JPY	14,810	(3,633)	2	(3,635)
0.90%	Annual	Tokyo Overnight Average Rate, (0.07%)	Annual	N/A		02/15/33	JPY	7,405	(1,803)	1	(1,804)
0.92%	Monthly	Tokyo Overnight Average Rate, (0.07%)	Monthly	N/A		02/15/33	JPY	21,449	(5,532)	3	(5,535)
3-mo. Canada Bank Acceptance, 5.04%	Semi Annual	3.30%	Semi Annual	N/A		03/27/33	CAD	6	(8)	1	(9)
3-mo. Canada Bank Acceptance, 5.04%	Semi Annual	3.35%	Semi Annual	N/A		03/30/33	CAD	12	21	(24)	45
3-mo. Canada Bank Acceptance, 5.04%	Semi Annual	3.28%	Semi Annual	N/A		04/25/33	CAD	17	(31)	(57)	26
6-mo. EURIBOR, 3.65%	Annual	2.84%	Semi Annual	06/21/23	(a)	06/21/33	EUR	4,950	(65,422)	(35,222)	(30,200)
1-Day SOFR, 4.81%	Annual	3.03%	Annual	06/21/23	(a)	06/21/33	USD	2,830	(22,704)	(26,426)	3,722
1-Day SOFR, 4.81%	Annual	3.03%	Annual	06/21/23	(a)	06/21/33	USD	5,780	(46,370)	(53,974)	7,604
3.21%	Annual	1-Day SONIA, 4.18%	Annual	06/21/23	(a)	06/21/33	GBP	1,790	82,539	20,942	61,597

22	2 0 2 3 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) April 30, 2023	BlackRock Diversified Fixed Income Fund

Centrally Cleared Interest Rate Swaps (continued)

Paid by the Fund		Received by the Fund		Effective Date		Termination Date	Notional			Upfront Premium Paid	Unrealized Appreciation

Rate	Frequency	Rate	Frequency				Amount (000)		Value	(Received)	(Depreciation)

3.37%	Semi Annual	3-mo. Canada Bank Acceptance, 5.04%	Semi Annual	N/A		03/27/53	CAD	3	$(15)	$—	$(15)
3.40%	Semi Annual	3-mo. Canada Bank Acceptance, 5.04%	Semi Annual	N/A		03/30/53	CAD	5	(53)	14	(67)
3.32%	Semi Annual	3-mo. Canada Bank Acceptance, 5.04%	Semi Annual	N/A		04/25/53	CAD	8	1	47	(46)
2.34%	Semi Annual	6-mo. EURIBOR, 3.65%	Semi Annual	06/21/23	(a)	06/21/53	EUR	1,440	73,648	32,837	40,811
2.86%	Annual	1-Day SOFR, 4.81%	Annual	06/21/23	(a)	06/21/53	USD	2,510	42,347	38,398	3,949
1-Day SONIA, 4.18%	Annual	3.09%	Annual	06/21/23	(a)	06/21/53	GBP	820	(75,161)	(14,865)	(60,296)

									$14,881	$15,102	$(221)

(a)	Forward Swap.

OTC Credit Default Swaps — Sell Protection

	Financing Rate Received	Payment		Termination	Credit		Notional			Upfront Premium Paid		Unrealized Appreciation
Reference Obligation/Index	by the Fund	Frequency	Counterparty	Date	Rating	(a)	Amount (000)	(b)	Value	(Received	)	(Depreciation	)

CMBX.NA.14	3.00%	Monthly	Goldman Sachs & Co. LLC	12/16/72	N/R		USD 10		$(2,664)	$(1,683)		$(981)

(a)	Using the rating of the issuer or the underlying securities of the index, as applicable, provided by S&P Global Ratings.
(b)	The maximum potential amount the Fund may pay should a negative credit event take place as defined under the terms of the agreement.

Balances Reported in the Statement of Assets and Liabilities for Centrally Cleared Swaps, OTC Swaps and Options Written

Description	Swap Premiums Paid	Swap Premiums Received	Unrealized Appreciation	Unrealized Depreciation	Value

Centrally Cleared Swaps(a)	$176,773	$(191,058)	$227,095	$(228,530)	$—
OTC Swaps	—	(1,683)	—	(981)	—
Options Written	N/A	N/A	9,901	(114)	(86,768)

(a)

Includes cumulative appreciation (depreciation) on centrally cleared swaps, as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities and is net of any previously paid (received) swap premium amounts.

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statement of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Assets — Derivative Financial Instruments
Futures contracts
Unrealized appreciation on futures contracts(a)	$—	$—	$—	$—	$934,038	$—	$934,038
Forward foreign currency exchange contracts
Unrealized appreciation on forward foreign currency exchange contracts	—	—	—	7,034	—	—	7,034
Options purchased
Investments at value — unaffiliated(b)	—	—	—	3,495	132,730	—	136,225
Swaps — centrally cleared
Unrealized appreciation on centrally cleared swaps(a)	—	—	—	—	223,552	3,543	227,095

	$—	$—	$—	$10,529	$1,290,320	$3,543	$1,304,392

Liabilities — Derivative Financial Instruments
Futures contracts
Unrealized depreciation on futures contracts(a)	$—	$—	$11,236	$—	$163,436	$—	$174,672

S C H E D U L E O F I N V E S T M E N T S	23

Schedule of Investments (unaudited) (continued) April 30, 2023	BlackRock Diversified Fixed Income Fund

Derivative Financial Instruments Categorized by Risk Exposure (continued)

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Forward foreign currency exchange contracts
Unrealized depreciation on forward foreign currency exchange contracts	$—	$—	$—	$12,737	$—	$—	$12,737
Options written
Options written at value	—	—	—	265	86,503	—	86,768
Swaps — centrally cleared
Unrealized depreciation on centrally cleared swaps(a)	—	4,076	—	—	223,773	681	228,530
Swaps — OTC
Unrealized depreciation on OTC swaps; Swap premiums received	—	2,664	—	—	—	—	2,664

	$—	$6,740	$11,236	$13,002	$473,712	$681	$505,371

(a)

Net cumulative unrealized appreciation (depreciation) on futures contracts and centrally cleared swaps, if any, are reported in the Schedule of Investments. In the Statement of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

(b)	Includes options purchased at value as reported in the Schedule of Investments.

For the period ended April 30, 2023, the effect of derivative financial instruments in the Statement of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Net Realized Gain (Loss) from:
Futures contracts	$—	$—	$(18,618)	$—	$(934,414)	$—	$(953,032)
Forward foreign currency exchange contracts	—	—	—	(2,905)	—	—	(2,905)
Options purchased(a)	—	—	—	—	4,373	—	4,373
Options written	—	—	—	—	(15,691)	—	(15,691)
Swaps	—	1,146	39,313	—	(62,476)	(4,447)	(26,464)

	$—	$1,146	$20,695	$(2,905)	$(1,008,208)	$(4,447)	$(993,719)

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$—	$—	$(11,236)	$—	$770,602	$—	$759,366
Forward foreign currency exchange contracts	—	—	—	(5,703)	—	—	(5,703)
Options purchased(b)	—	—	—	(6,194)	(7,153)	—	(13,347)
Options written	—	—	—	1,484	8,303	—	9,787
Swaps	—	(5,057)	—	—	(221)	2,862	(2,416)

	$—	$(5,057)	$(11,236)	$(10,413)	$771,531	$2,862	$747,687

(a)	Options purchased are included in net realized gain (loss) from investments — unaffiliated.
(b)	Options purchased are included in net change in unrealized appreciation (depreciation) on investments — unaffiliated.

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$52,130,894
Average notional value of contracts — short	$18,273,945
Forward foreign currency exchange contracts:
Average amounts purchased — in USD	$284,557
Average amounts sold — in USD	$197,246
Options:
Average value of option contracts purchased	$12,801
Average value of option contracts written	$8,251
Average notional value of swaption contracts purchased	$20,010,800
Average notional value of swaption contracts written	$23,197,800
Credit default swaps:
Average notional value — buy protection	$1,350,000
Average notional value — sell protection	$5,000
Interest rate swaps:
Average notional value — pays fixed rate	$33,699,762
Average notional value — receives fixed rate	$27,353,950

24	2 0 2 3 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) April 30, 2023	BlackRock Diversified Fixed Income Fund

Average Quarterly Balances of Outstanding Derivative Financial Instruments (continued)

Inflation swaps:
Average notional value — pays fixed rate		$546,055
Average notional value — receives fixed rate		$475,134
Total return swaps:
Average notional value	$	—(	a)

(a)	Derivative not held at any quarter-end. The risk exposure table serves as an indicator of activity during the period.

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Derivative Financial Instruments — Offsetting as of Period End

The Fund’s derivative assets and liabilities (by type) were as follows:

	Assets		Liabilities

Derivative Financial Instruments
Futures contracts	$256,337		$71,760
Forward foreign currency exchange contracts	7,034		12,737
Options	136,225	(a)	86,768
Swaps — centrally cleared	—		4,840
Swaps — OTC(b)	—		2,664

Total derivative assets and liabilities in the Statement of Assets and Liabilities	399,596		178,769

Derivatives not subject to a Master Netting Agreement or similar agreement (“MNA”)	(273,662)		(88,150)

Total derivative assets and liabilities subject to an MNA	$125,934		$90,619

(a)	Includes options purchased at value which is included in Investments at value — unaffiliated in the Statement of Assets and Liabilities and reported in the Schedule of Investments.
(b)	Includes unrealized appreciation (depreciation) on OTC swaps and swap premiums (paid/received) in the Statement of Assets and Liabilities.

The following table presents the Fund’s derivative assets and liabilities by counterparty net of amounts available for offset under an MNA and net of the related collateral received (and pledged) by the Fund:

Counterparty	Derivative Assets Subject to an MNA by Counterparty	Derivatives Available for Offset	(a)	Non-Cash Collateral Received	Cash Collateral Received	Net Amount of Derivative Assets	(b)(c)

Bank of America N.A.	$43,812	$—		$—	$—	$43,812
Barclays Bank PLC	8,096	(8,096)		—	—	—
BNP Paribas SA	20,372	—		—	—	20,372
Citibank N.A.	180	(180)		—	—	—
Goldman Sachs International	38,883	(38,035)		—	—	848
Morgan Stanley & Co. International PLC	8,750	(8,496)		—	—	254
UBS AG	5,841	—		—	—	5,841

	$125,934	$(54,807)		$—	$—	$71,127

Counterparty	Derivative Liabilities Subject to an MNA by Counterparty	Derivatives Available for Offset	(a)	Non-Cash Collateral Pledged	Cash Collateral Pledged	Net Amount of Derivative Liabilities	(b)(d)

Barclays Bank PLC	$38,544	$(8,096)		$—	$—	$30,448
Citibank N.A.	2,880	(180)		—	—	2,700
Goldman Sachs & Co. LLC	2,664	—		—	—	2,664
Goldman Sachs International	38,035	(38,035)		—	—	—
Morgan Stanley & Co. International PLC	8,496	(8,496)		—	—	—

	$90,619	$(54,807)		$—	$—	$35,812

(a)	The amount of derivatives available for offset is limited to the amount of derivative asset and/or liabilities that are subject to an MNA.
(b)	Net amount may also include forward foreign currency exchange contracts that are not required to be collateralized.
(c)	Net amount represents the net amount receivable from the counterparty in the event of default.
(d)

Net amount represents the net amount payable due to counterparty in the event of default. Net amount may be offset further by the options written receivable/payable on the Statement of Assets and Liabilities.

S C H E D U L E O F I N V E S T M E N T S	25

Schedule of Investments (unaudited) (continued) April 30, 2023	BlackRock Diversified Fixed Income Fund

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Assets
Investments
Long-Term Investments
Asset-Backed Securities	$—	$7,817,302	$—	$7,817,302
Corporate Bonds	—	44,813,305	—	44,813,305
Foreign Government and Agency Obligations	—	1,799,560	—	1,799,560
Municipal Bonds	—	1,060,397	—	1,060,397
Non-Agency Mortgage-Backed Securities	—	13,085,089	—	13,085,089
U.S. Government Sponsored Agency Securities	—	65,932,357	—	65,932,357
U.S. Treasury Obligations	—	61,557,704	—	61,557,704
Short-Term Securities
Money Market Funds	40,898,481	—	—	40,898,481
Options Purchased
Foreign Currency Exchange Contracts	—	3,495	—	3,495
Interest Rate Contracts	17,325	115,405	—	132,730
Liabilities
Investments
TBA Sale Commitments	—	(9,986,725)	—	(9,986,725)

	$40,915,806	$186,197,889	$—	$227,113,695

Derivative Financial Instruments(a)
Assets
Foreign Currency Exchange Contracts	$—	$7,034	$—	$7,034
Interest Rate Contracts	934,038	223,552	—	1,157,590
Other Contracts	—	3,543	—	3,543
Liabilities
Credit Contracts	—	(5,057)	—	(5,057)
Equity Contracts	(11,236)	—	—	(11,236)
Foreign Currency Exchange Contracts	—	(13,002)	—	(13,002)
Interest Rate Contracts	(174,986)	(298,726)	—	(473,712)
Other Contracts	—	(681)	—	(681)

	$747,816	$(83,337)	$—	$664,479

(a)

Derivative financial instruments are swaps, futures contracts, forward foreign currency exchange contracts and options written. Swaps, futures contracts and forward foreign currency exchange contracts are valued at the unrealized appreciation (depreciation) on the instrument and options written are shown at value.

See notes to financial statements.

26	2 0 2 3 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Assets and Liabilities (unaudited)

April 30, 2023

BlackRock Diversified Fixed Income Fund

ASSETS
Investments, at value — unaffiliated(a)(b)	$196,201,939
Investments, at value — affiliated(c)	40,898,481
Cash	9,919
Cash pledged:
Futures contracts	1,039,000
Centrally cleared swaps	349,645
Foreign currency, at value(d)	122,919
Receivables:
Investments sold	131,789
Securities lending income — affiliated	5
Swaps	3,405
TBA sale commitments	9,995,821
Dividends — affiliated	161,854
Interest — unaffiliated	1,359,120
Principal paydowns	167
Variation margin on futures contracts	256,337
Unrealized appreciation on forward foreign currency exchange contracts	7,034
Prepaid expenses	3,681

Total assets	250,541,116

LIABILITIES
Collateral on securities loaned	69,185
Options written, at value(e)	86,768
TBA sale commitments, at value(f)	9,986,725
Payables:
Investments purchased	34,046,668
Investment advisory fees	22,585
Trustees’ and Officer’s fees	894
Professional fees	10,000
Variation margin on futures contracts	71,760
Variation margin on centrally cleared swaps	4,840
Swap premiums received	1,683
Unrealized depreciation on:
Forward foreign currency exchange contracts	12,737
OTC swaps	981

Total liabilities	44,314,826

NET ASSETS	$206,226,290

NET ASSETS CONSIST OF
Paid-in capital(g)(h)(i)	$207,461,350
Accumulated loss	(1,235,060)

NET ASSETS	$206,226,290

Net asset value	$9.90

(a) Investments, at cost — unaffiliated	$196,399,626
(b) Securities loaned, at value	$67,110
(c) Investments, at cost — affiliated	$40,898,481
(d) Foreign currency, at cost	$124,650
(e) Premiums received	$96,555
(f) Proceeds from TBA sale commitments	$9,995,821
(g) Shares outstanding	20,830,861
(h) Shares authorized	Unlimited
(i) Par value	No par value

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	27

Statement of Operations (unaudited)

Period Ended April 30, 2023

BlackRock Diversified Fixed Income Fund(a)

INVESTMENT INCOME
Dividends — affiliated	$714,890
Interest — unaffiliated	1,771,343
Securities lending income — affiliated — net	5

Total investment income	2,486,238

EXPENSES
Investment advisory	137,204
Administration	54,882
Professional	10,000
Trustees and Officer	2,515

Total expenses	204,601
Less:
Fees waived and/or reimbursed by the Administrator/Manager	(133,322)

Total expenses after fees waived and/or reimbursed	71,279

Net investment income	2,414,959

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — unaffiliated	(909,517)
Forward foreign currency exchange contracts	(2,905)
Foreign currency transactions	4,811
Futures contracts	(953,032)
Options written	(15,691)
Swaps	(26,464)

(1,902,798)

Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated	(188,591)
Forward foreign currency exchange contracts	(5,703)
Foreign currency translations	(1,774)
Futures contracts	759,366
Options written	9,787
Swaps	(2,416)

570,669

Net realized and unrealized loss	(1,332,129)

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$1,082,830

(a)	The Fund commenced operations on January 18, 2023.

See notes to financial statements.

28	2 0 2 3 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Statement of Changes in Net Assets

BlackRock Diversified Fixed Income Fund

Period from
01/18/23 (a)
to 04/30/23 (unaudited)

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$2,414,959
Net realized loss	(1,902,798)
Net change in unrealized appreciation (depreciation)	570,669

Net increase in net assets resulting from operations	1,082,830

DISTRIBUTIONS TO SHAREHOLDERS(b)
Decrease in net assets resulting from distributions to shareholders	(2,317,890)

CAPITAL SHARE TRANSACTIONS
Net increase in net assets derived from capital share transactions	207,461,350

NET ASSETS
Total increase in net assets	206,226,290
Beginning of period	—

End of period	$206,226,290

(a)	Commencement of operations.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	29

Financial Highlights

(For a share outstanding throughout each period)

	BlackRock Diversified Fixed Income Fund
	Period from
	01/18/23	(a)
	to 04/30/23 (unaudited)

Net asset value, beginning of period	$10.00

Net investment income(b)	0.12
Net realized and unrealized loss		(0.11)

Net increase from investment operations	0.01

Distributions from net investment income(c)		(0.11)

Net asset value, end of period	$9.90

Total Return(d)
Based on net asset value	0.16	%(e)

Ratios to Average Net Assets(f)
Total expenses	0.37	%(g)

Total expenses after fees waived and/or reimbursed	0.13	%(g)

Net investment income	4.40	%(g)

Supplemental Data
Net assets, end of period (000)	$206,226

Portfolio turnover rate(h)		156%

(a)	Commencement of operations.
(b)	Based on average shares outstanding.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Where applicable, assumes the reinvestment of distributions.
(e)	Not annualized.
(f)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(g)	Annualized.
(h)	Includes mortgage dollar roll transactions (“MDRs”). Excluding MDRs, the portfolio turnover rate would have been 99%.

See notes to financial statements.

30	2 0 2 3 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements  (unaudited)

1.	ORGANIZATION

BlackRock Funds III (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust is organized as a Delaware limited liability company. BlackRock Diversified Fixed Income Fund (the “Fund”) is a series of the Trust. The Fund is classified as diversified.

The Fund, together with certain other registered investment companies advised by BlackRock Fund Advisors (“BFA” or the “Manager”) or its affiliates, is included in a complex of funds referred to as the BlackRock Multi-Asset Complex. Shares of the Fund may be purchased and held only by or on behalf of mutual funds advised by BFA or its affiliates.

Investment operations for the Fund commenced on January 18, 2023.

2.	SIGNIFICANT ACCOUNTING POLICIES

The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

Investment Transactions and Income Recognition: For financial reporting purposes, investment transactions are recorded on the dates the transactions are executed. Realized gains and losses on investment transactions are determined using the specific identification method. Dividend income and capital gain distributions, if any, are recorded on the ex-dividend dates. Non-cash dividends, if any, are recorded on the ex-dividend dates at fair value. Dividends from foreign securities where the ex-dividend dates may have passed are subsequently recorded when the Fund is informed of the ex-dividend dates. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest. Interest income, including amortization and accretion of premiums and discounts on debt securities, is recognized daily on an accrual basis.

Foreign Currency Translation: The Fund’s books and records are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates determined as of the close of trading on the New York Stock Exchange (“NYSE”). Purchases and sales of investments are recorded at the rates of exchange prevailing on the respective dates of such transactions. Generally, when the U.S. dollar rises in value against a foreign currency, the investments denominated in that currency will lose value; the opposite effect occurs if the U.S. dollar falls in relative value.

The Fund does not isolate the effect of fluctuations in foreign exchange rates from the effect of fluctuations in the market prices of investments for financial reporting purposes. Accordingly, the effects of changes in exchange rates on investments are not segregated in the Statement of Operations from the effects of changes in market prices of those investments, but are included as a component of net realized and unrealized gain (loss) from investments. The Fund reports realized currency gains (losses) on foreign currency related transactions as components of net realized gain (loss) for financial reporting purposes, whereas such components are generally treated as ordinary income for U.S. federal income tax purposes.

Collateralization: If required by an exchange or counterparty agreement, the Fund may be required to deliver/deposit cash and/or securities to/with an exchange, or broker-dealer or custodian as collateral for certain investments.

Distributions: Distributions from net investment income are declared daily and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates and made at least annually. The character and timing of distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP.

Indemnifications: In the normal course of business, the Fund enters into contracts that contain a variety of representations that provide general indemnification. The Fund’s maximum exposure under these arrangements is unknown because it involves future potential claims against the Fund, which cannot be predicted with any certainty.

Other: Expenses directly related to the Fund are charged to the Fund. Other operating expenses shared by several funds, including other funds managed by the Manager, are prorated among those funds on the basis of relative net assets or other appropriate methods.

3.	INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

Investment Valuation Policies: The Fund’s investments are valued at fair value (also referred to as “market value” within the financial statements) each day that the Fund is open for business and, for financial reporting purposes, as of the report date. U.S. GAAP defines fair value as the price a fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Board of Trustees of the Trust (the “Board”) has approved the designation of the Fund’s Manager as the valuation designee for the Fund. The Fund determines the fair values of its financial instruments using various independent dealers or pricing services under the Manager’s policies. If a security’s market price is not readily available or does not otherwise accurately represent the fair value of the security, the security will be valued in accordance with the Manager’s policies and procedures as reflecting fair value. The Manager has formed a committee (the “Valuation Committee”) to develop pricing policies and procedures and to oversee the pricing function for all financial instruments, with assistance from other BlackRock pricing committees.

Fair Value Inputs and Methodologies: The following methods and inputs are used to establish the fair value of the Fund’s assets and liabilities:

•

Fixed-income investments for which market quotations are readily available are generally valued using the last available bid price or current market quotations provided by independent dealers or third-party pricing services. Floating rate loan interests are valued at the mean of the bid prices from one or more independent brokers or dealers as obtained from a third-party pricing service. Pricing services generally value fixed-income securities assuming orderly transactions of an institutional round lot

N O T E S T O F I N A N C I A L S T A T E M E N T S	31

Notes to Financial Statements  (unaudited) (continued)

size, but a fund may hold or transact in such securities in smaller, odd lot sizes. Odd lots may trade at lower prices than institutional round lots. The pricing services may use matrix pricing or valuation models that utilize certain inputs and assumptions to derive values, including transaction data (e.g., recent representative bids and offers), market data, credit quality information, perceived market movements, news, and other relevant information. Certain fixed-income securities, including asset-backed and mortgage related securities may be valued based on valuation models that consider the estimated cash flows of each tranche of the entity, establish a benchmark yield and develop an estimated tranche specific spread to the benchmark yield based on the unique attributes of the tranche. The amortized cost method of valuation may be used with respect to debt obligations with sixty days or less remaining to maturity unless the Manager determines such method does not represent fair value.

•	Investments in open-end U.S. mutual funds (including money market funds) are valued at that day’s published net asset value (“NAV”).

•	Futures contracts are valued based on that day’s last reported settlement or trade price on the exchange where the contract is traded.

•

Forward foreign currency exchange contracts are valued at the mean between the bid and ask prices and are determined as of the close of trading on the NYSE based on that day’s prevailing forward exchange rate for the underlying currencies.

•

Exchange-traded options are valued at the mean between the last bid and ask prices at the close of the options market in which the options trade. An exchange-traded option for which there is no mean price is valued at the last bid (long positions) or ask (short positions) price. If no bid or ask price is available, the prior day’s price will be used, unless it is determined that the prior day’s price no longer reflects the fair value of the option. Over-the-counter (“OTC”) options and options on swaps (“swaptions”) are valued by an independent pricing service using a mathematical model, which incorporates a number of market data factors, such as the trades and prices of the underlying instruments.

•

Swap agreements are valued utilizing quotes received daily by independent pricing services or through brokers, which are derived using daily swap curves and models that incorporate a number of market data factors, such as discounted cash flows, trades and values of the underlying reference instruments.

Generally, trading in foreign instruments is substantially completed each day at various times prior to the close of trading on the NYSE. Each business day, the Fund uses current market factors supplied by independent pricing services to value certain foreign instruments (“Systematic Fair Value Price”). The Systematic Fair Value Price is designed to value such foreign securities at fair value as of the close of trading on the NYSE, which follows the close of the local markets.

If events (e.g., market volatility, company announcement or a natural disaster) occur that are expected to materially affect the value of such investment, or in the event that application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Valuation Committee in accordance with the Manager’s policies and procedures as reflecting fair value (“Fair Valued Investments”). The fair valuation approaches that may be used by the Valuation Committee include market approach, income approach and cost approach. Valuation techniques such as discounted cash flow, use of market comparables and matrix pricing are types of valuation approaches and are typically used in determining fair value. When determining the price for Fair Valued Investments, the Valuation Committee seeks to determine the price that the Fund might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Valuation Committee deems relevant and consistent with the principles of fair value measurement.

Fair Value Hierarchy: Various inputs are used in determining the fair value of financial instruments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial reporting purposes as follows:

•	Level 1 – Unadjusted price quotations in active markets/exchanges for identical assets or liabilities that the Fund has the ability to access;

•

Level 2 – Other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs); and

•

Level 3 – Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Valuation Committee’s assumptions used in determining the fair value of financial instruments).

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. Investments classified within Level 3 have significant unobservable inputs used by the Valuation Committee in determining the price for Fair Valued Investments. Level 3 investments include equity or debt issued by privately held companies or funds that may not have a secondary market and/or may have a limited number of investors. The categorization of a value determined for financial instruments is based on the pricing transparency of the financial instruments and is not necessarily an indication of the risks associated with investing in those securities.

4.	SECURITIES AND OTHER INVESTMENTS

Asset-Backed and Mortgage-Backed Securities: Asset-backed securities are generally issued as pass-through certificates or as debt instruments. Asset-backed securities issued as pass-through certificates represent undivided fractional ownership interests in an underlying pool of assets. Asset-backed securities issued as debt instruments, which are also known as collateralized obligations, are typically issued as the debt of a special purpose entity organized solely for the purpose of owning such assets and issuing such debt. Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. The yield characteristics of certain asset-backed securities may differ from traditional debt securities. One such major difference is that all or a principal part of the obligations may be prepaid at any time because

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Notes to Financial Statements  (unaudited) (continued)

the underlying assets (i.e., loans) may be prepaid at any time. As a result, a decrease in interest rates in the market may result in increases in the level of prepayments as borrowers, particularly mortgagors, refinance and repay their loans. An increased prepayment rate with respect to an asset-backed security will have the effect of shortening the maturity of the security. In addition, a fund may subsequently have to reinvest the proceeds at lower interest rates. If a fund has purchased such an asset-backed security at a premium, a faster than anticipated prepayment rate could result in a loss of principal to the extent of the premium paid.

For mortgage pass-through securities (the “Mortgage Assets”) there are a number of important differences among the agencies and instrumentalities of the U.S. Government that issue mortgage-related securities and among the securities that they issue. For example, mortgage-related securities guaranteed by Ginnie Mae are guaranteed as to the timely payment of principal and interest by Ginnie Mae and such guarantee is backed by the full faith and credit of the United States. However, mortgage-related securities issued by Freddie Mac and Fannie Mae, including Freddie Mac and Fannie Mae guaranteed mortgage pass-through certificates, which are solely the obligations of Freddie Mac and Fannie Mae, are not backed by or entitled to the full faith and credit of the United States, but are supported by the right of the issuer to borrow from the U.S. Treasury.

Non-agency mortgage-backed securities are securities issued by non-governmental issuers and have no direct or indirect government guarantees of payment and are subject to various risks. Non-agency mortgage loans are obligations of the borrowers thereunder only and are not typically insured or guaranteed by any other person or entity. The ability of a borrower to repay a loan is dependent upon the income or assets of the borrower. A number of factors, including a general economic downturn, acts of God, terrorism, social unrest and civil disturbances, may impair a borrower’s ability to repay its loans.

Collateralized Debt Obligations: Collateralized debt obligations (“CDOs”), including collateralized bond obligations (“CBOs”) and collateralized loan obligations (“CLOs”), are types of asset-backed securities. A CDO is an entity that is backed by a diversified pool of debt securities (CBOs) or syndicated bank loans (CLOs). The cash flows of the CDO can be split into multiple segments, called “tranches,” which will vary in risk profile and yield. The riskiest segment is the subordinated or “equity” tranche. This tranche bears the greatest risk of defaults from the underlying assets in the CDO and serves to protect the other, more senior, tranches from default in all but the most severe circumstances. Since it is shielded from defaults by the more junior tranches, a “senior” tranche will typically have higher credit ratings and lower yields than their underlying securities, and often receive investment grade ratings from one or more of the nationally recognized rating agencies. Despite the protection from the more junior tranches, senior tranches can experience substantial losses due to actual defaults, increased sensitivity to future defaults and the disappearance of one or more protecting tranches as a result of changes in the credit profile of the underlying pool of assets.

Inflation-Indexed Bonds: Inflation-indexed bonds (other than municipal inflation-indexed and certain corporate inflation-indexed bonds) are fixed-income securities whose principal value is periodically adjusted according to the rate of inflation. If the index measuring inflation rises or falls, the principal value of inflation-indexed bonds (other than municipal inflation-indexed and certain corporate inflation-indexed bonds) will be adjusted upward or downward, and consequently the interest payable on these securities (calculated with respect to a larger or smaller principal amount) will be increased or reduced, respectively. Any upward or downward adjustment in the principal amount of an inflation-indexed bond is included as interest income in the Statement of Operations, even though investors do not receive their principal until maturity. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal. With regard to municipal inflation-indexed bonds and certain corporate inflation-indexed bonds, the inflation adjustment is typically reflected in the semi-annual coupon payment. As a result, the principal value of municipal inflation-indexed bonds and such corporate inflation-indexed bonds does not adjust according to the rate of inflation.

Multiple Class Pass-Through Securities: Multiple class pass-through securities, including collateralized mortgage obligations (“CMOs”) and commercial mortgage-backed securities, may be issued by Ginnie Mae, U.S. Government agencies or instrumentalities or by trusts formed by private originators of, or investors in, mortgage loans. In general, CMOs are debt obligations of a legal entity that are collateralized by a pool of residential or commercial mortgage loans or Mortgage Assets. The payments on these are used to make payments on the CMOs or multiple pass-through securities. Multiple class pass-through securities represent direct ownership interests in the Mortgage Assets. Classes of CMOs include interest only (“IOs”), principal only (“POs”), planned amortization classes and targeted amortization classes. IOs and POs are stripped mortgage-backed securities representing interests in a pool of mortgages, the cash flow from which has been separated into interest and principal components. IOs receive the interest portion of the cash flow while POs receive the principal portion. IOs and POs can be extremely volatile in response to changes in interest rates. As interest rates rise and fall, the value of IOs tends to move in the same direction as interest rates. POs perform best when prepayments on the underlying mortgages rise since this increases the rate at which the principal is returned and the yield to maturity on the PO. When payments on mortgages underlying a PO are slower than anticipated, the life of the PO is lengthened and the yield to maturity is reduced. If the underlying Mortgage Assets experience greater than anticipated prepayments of principal, a fund’s initial investment in the IOs may not fully recoup.

TBA Commitments: TBA commitments are forward agreements for the purchase or sale of securities, including mortgage-backed securities for a fixed price, with payment and delivery on an agreed upon future settlement date. The specific securities to be delivered are not identified at the trade date. However, delivered securities must meet specified terms, including issuer, rate and mortgage terms. When entering into TBA commitments, a fund may take possession of or deliver the underlying mortgage-backed securities but can extend the settlement or roll the transaction. TBA commitments involve a risk of loss if the value of the security to be purchased or sold declines or increases, respectively, prior to settlement date, if there are expenses or delays in connection with the TBA transactions, or if the counterparty fails to complete the transaction.

In order to better define contractual rights and to secure rights that will help a fund mitigate its counterparty risk, TBA commitments may be entered into by a fund under Master Securities Forward Transaction Agreements (each, an “MSFTA”). An MSFTA typically contains, among other things, collateral posting terms and netting provisions in the event of default and/or termination event. The collateral requirements are typically calculated by netting the mark-to-market amount for each transaction under such agreement and comparing that amount to the value of the collateral currently pledged by a fund and the counterparty. Cash collateral that has been pledged to cover the obligations of a fund and cash collateral received from the counterparty, if any, is reported separately in the Statement of Assets and Liabilities as cash pledged as collateral for TBA commitments or cash received as collateral for TBA commitments, respectively. Non-cash collateral pledged by a fund, if any, is noted in the Schedule of Investments. Typically, a fund is permitted to sell, re-pledge or use the collateral it receives; however, the counterparty is not permitted to do so. To the extent amounts due to a fund are not fully collateralized, contractually or otherwise, a fund bears the risk of loss from counterparty non-performance.

Mortgage Dollar Roll Transactions: The Fund may sell TBA mortgage-backed securities and simultaneously contract to repurchase substantially similar (i.e., same type, coupon and maturity) securities on a specific future date at an agreed upon price. During the period between the sale and repurchase, a fund is not entitled to receive interest

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Notes to Financial Statements  (unaudited) (continued)

and principal payments on the securities sold. Mortgage dollar roll transactions are treated as purchases and sales and a fund realizes gains and losses on these transactions. Mortgage dollar rolls involve the risk that the market value of the securities that a fund is required to purchase may decline below the agreed upon repurchase price of those securities.

Securities Lending: The Fund may lend its securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Fund collateral consisting of cash, an irrevocable letter of credit issued by a bank, or securities issued or guaranteed by the U.S. Government. The initial collateral received by the Fund is required to have a value of at least 102% of the current value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter at a value equal to at least 100% of the current market value of the securities on loan. The market value of the loaned securities is determined at the close of each business day of the Fund and any additional required collateral is delivered to the Fund, or excess collateral returned by the Fund, on the next business day. During the term of the loan, the Fund is entitled to all distributions made on or in respect of the loaned securities, but does not receive interest income on securities received as collateral. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

As of period end, any securities on loan were collateralized by cash and/or U.S. Government obligations. Cash collateral invested by the securities lending agent, BlackRock Institutional Trust Company, N.A. (“BTC”), if any, is disclosed in the Schedule of Investments. Any non-cash collateral received cannot be sold, re-invested or pledged by the Fund, except in the event of borrower default. The securities on loan, if any, are disclosed in the Fund’s Schedule of Investments. The market value of any securities on loan and the value of related collateral, if any, are shown separately in the Statement of Assets and Liabilities as a component of investments at value – unaffiliated and collateral on securities loaned, respectively.

Securities lending transactions are entered into by the Fund under Master Securities Lending Agreements (each, an “MSLA”), which provide the right, in the event of default (including bankruptcy or insolvency), for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, the Fund, as lender, would offset the market value of the collateral received against the market value of the securities loaned. When the value of the collateral is greater than that of the market value of the securities loaned, the lender is left with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, absent an event of default, the borrower can resell or re-pledge the loaned securities, and the Fund can reinvest cash collateral received in connection with loaned securities. Upon an event of default, the parties’ obligations to return the securities or collateral to the other party are extinguished, and the parties can resell or re-pledge the loaned securities or the collateral received in connection with the loaned securities in order to satisfy the defaulting party’s net payment obligation for all transactions under the MSLA. The defaulting party remains liable for any deficiency.

As of period end, the following table is a summary of the Fund’s securities on loan by counterparty which are subject to offset under an MSLA:

Counterparty	Securities Loaned at Value	Cash Collateral Received (a)	Non-Cash Collateral Received, at Fair Value	(a)	Net Amount

J.P. Morgan Securities LLC	$11,094	$(11,094)	$—		$—
RBC Capital Markets LLC	56,016	(56,016)	—		—

	$67,110	$(67,110)	$—		$—

(a)

Collateral received, if any, in excess of the market value of securities on loan is not presented in this table. The total cash collateral received by the Fund is disclosed in the Fund’s Statement of Assets and Liabilities.

5.	DERIVATIVE FINANCIAL INSTRUMENTS

The Fund engages in various portfolio investment strategies using derivative contracts both to increase the returns of the Fund and/or to manage its exposure to certain risks such as credit risk, equity risk, interest rate risk, foreign currency exchange rate risk, commodity price risk or other risks (e.g., inflation risk). Derivative financial instruments categorized by risk exposure are included in the Schedule of Investments. These contracts may be transacted on an exchange or OTC.

Futures Contracts: Futures contracts are purchased or sold to gain exposure to, or manage exposure to, changes in interest rates (interest rate risk) and changes in the value of equity securities (equity risk) or foreign currencies (foreign currency exchange rate risk).

Futures contracts are exchange-traded agreements between the Fund and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and on a specified date. Depending on the terms of a contract, it is settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash amount on the settlement date. Upon entering into a futures contract, the Fund is required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on a contract’s size and risk profile. The initial margin deposit must then be maintained at an established level over the life of the contract. Amounts pledged, which are considered restricted, are included in cash pledged for futures contracts in the Statement of Assets and Liabilities.

Securities deposited as initial margin are designated in the Schedule of Investments and cash deposited, if any, are shown as cash pledged for futures contracts in the Statement of Assets and Liabilities. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”). Variation margin is recorded as unrealized appreciation (depreciation) and, if any, shown as variation margin receivable (or payable) on futures contracts in the Statement of Assets and Liabilities. When the contract is closed, a realized gain or loss is recorded in the Statement of Operations equal to the difference between the notional amount of the contract at the time it was opened and the notional amount at the time it was closed. The use of futures contracts involves the risk of an imperfect correlation in the movements in the price of futures contracts and interest rates, foreign currency exchange rates or underlying assets.

Forward Foreign Currency Exchange Contracts: Forward foreign currency exchange contracts are entered into to gain or reduce exposure to foreign currencies (foreign currency exchange rate risk).

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Notes to Financial Statements  (unaudited) (continued)

A forward foreign currency exchange contract is an agreement between two parties to buy and sell a currency at a set exchange rate on a specified date. These contracts help to manage the overall exposure to the currencies in which some of the investments held by the Fund are denominated and in some cases, may be used to obtain exposure to a particular market. The contracts are traded OTC and not on an organized exchange.

The contract is marked-to-market daily and the change in market value is recorded as unrealized appreciation (depreciation) in the Statement of Assets and Liabilities. When a contract is closed, a realized gain or loss is recorded in the Statement of Operations equal to the difference between the value at the time it was opened and the value at the time it was closed. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in cash without the delivery of foreign currency. The use of forward foreign currency exchange contracts involves the risk that the value of a forward foreign currency exchange contract changes unfavorably due to movements in the value of the referenced foreign currencies, and such value may exceed the amount(s) reflected in the Statement of Assets and Liabilities. Cash amounts pledged for forward foreign currency exchange contracts are considered restricted and are included in cash pledged as collateral for OTC derivatives in the Statement of Assets and Liabilities. A Fund’s risk of loss from counterparty credit risk on OTC derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Fund.

Options: The Fund may purchase and write call and put options to increase or decrease its exposure to the risks of underlying instruments, including equity risk, interest rate risk and/or commodity price risk and/or, in the case of options written, to generate gains from options premiums.

A call option gives the purchaser (holder) of the option the right (but not the obligation) to buy, and obligates the seller (writer) to sell (when the option is exercised) the underlying instrument at the exercise or strike price at any time or at a specified time during the option period. A put option gives the holder the right to sell and obligates the writer to buy the underlying instrument at the exercise or strike price at any time or at a specified time during the option period.

Premiums paid on options purchased and premiums received on options written, as well as the daily fluctuation in market value, are included in investments at value –unaffiliated and options written at value, respectively, in the Statement of Assets and Liabilities. When an instrument is purchased or sold through the exercise of an option, the premium is offset against the cost or proceeds of the underlying instrument. When an option expires, a realized gain or loss is recorded in the Statement of Operations to the extent of the premiums received or paid. When an option is closed or sold, a gain or loss is recorded in the Statement of Operations to the extent the cost of the closing transaction exceeds the premiums received or paid. When the Fund writes a call option, such option is typically “covered,” meaning that it holds the underlying instrument subject to being called by the option counterparty. When the Fund writes a put option, cash is segregated in an amount sufficient to cover the obligation. These amounts, which are considered restricted, are included in cash pledged as collateral for options written in the Statement of Assets and Liabilities.

•

Swaptions — The Fund may purchase and write options on swaps (“swaptions”) primarily to preserve a return or spread on a particular investment or portion of the Fund’s holdings, as a duration management technique or to protect against an increase in the price of securities it anticipates purchasing at a later date. The purchaser and writer of a swaption is buying or granting the right to enter into a previously agreed upon interest rate or credit default swap agreement (interest rate risk and/or credit risk) at any time before the expiration of the option.

•

Foreign currency options — The Fund may purchase and write foreign currency options, foreign currency futures and options on foreign currency futures to gain or reduce exposure to foreign currencies (foreign currency exchange rate risk). Foreign currency options give the purchaser the right to buy from or sell to the writer a foreign currency at any time before the expiration of the option.

In purchasing and writing options, the Fund bears the risk of an unfavorable change in the value of the underlying instrument or the risk that it may not be able to enter into a closing transaction due to an illiquid market. Exercise of a written option could result in the Fund purchasing or selling a security when it otherwise would not, or at a price different from the current market value.

Swaps: Swap contracts are entered into to manage exposure to issuers, markets and securities. Such contracts are agreements between the Fund and a counterparty to make periodic net payments on a specified notional amount or a net payment upon termination. Swap agreements are privately negotiated in the OTC market and may be entered into as a bilateral contract (“OTC swaps”) or centrally cleared (“centrally cleared swaps”).

For OTC swaps, any upfront premiums paid and any upfront fees received are shown as swap premiums paid and swap premiums received, respectively, in the Statement of Assets and Liabilities and amortized over the term of the contract. The daily fluctuation in market value is recorded as unrealized appreciation (depreciation) on OTC Swaps in the Statement of Assets and Liabilities. Payments received or paid are recorded in the Statement of Operations as realized gains or losses, respectively. When an OTC swap is terminated, a realized gain or loss is recorded in the Statement of Operations equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund’s basis in the contract, if any. Generally, the basis of the contract is the premium received or paid.

In a centrally cleared swap, immediately following execution of the swap contract, the swap contract is novated to a central counterparty (the “CCP”) and the CCP becomes the Fund’s counterparty on the swap. The Fund is required to interface with the CCP through the broker. Upon entering into a centrally cleared swap, the Fund is required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on the size and risk profile of the particular swap. Securities deposited as initial margin are designated in the Schedule of Investments and cash deposited is shown as cash pledged for centrally cleared swaps in the Statement of Assets and Liabilities. Amounts pledged, which are considered restricted cash, are included in cash pledged for centrally cleared swaps in the Statement of Assets and Liabilities. Pursuant to the contract, the Fund agrees to receive from or pay to the broker variation margin. Variation margin is recorded as unrealized appreciation (depreciation) and shown as variation margin receivable (or payable) on centrally cleared swaps in the Statement of Assets and Liabilities. Payments received from (paid to) the counterparty are amortized over the term of the contract and recorded as realized gains (losses) in the Statement of Operations, including those at termination.

•

Credit default swaps — Credit default swaps are entered into to manage exposure to the market or certain sectors of the market, to reduce risk exposure to defaults of corporate and/or sovereign issuers or to create exposure to corporate and/or sovereign issuers to which a fund is not otherwise exposed (credit risk).

The Fund may either buy or sell (write) credit default swaps on single-name issuers (corporate or sovereign), a combination or basket of single-name issuers or traded indexes. Credit default swaps are agreements in which the protection buyer pays fixed periodic payments to the seller in consideration for a promise from the protection seller to make a specific payment should a negative credit event take place with respect to the referenced entity (e.g., bankruptcy, failure to pay, obligation acceleration,

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Notes to Financial Statements  (unaudited) (continued)

repudiation, moratorium or restructuring). As a buyer, if an underlying credit event occurs, the Fund will either (i) receive from the seller an amount equal to the notional amount of the swap and deliver the referenced security or underlying securities comprising the index, or (ii) receive a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising the index. As a seller (writer), if an underlying credit event occurs, the Fund will either pay the buyer an amount equal to the notional amount of the swap and take delivery of the referenced security or underlying securities comprising the index or pay a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising the index.

•

Total return swaps — Total return swaps are entered into to obtain exposure to a security or market without owning such security or investing directly in such market or to exchange the risk/return of one security or market (e.g., fixed-income) with another security or market (e.g., equity or commodity prices) (equity risk, commodity price risk and/or interest rate risk).

Total return swaps are agreements in which there is an exchange of cash flows whereby one party commits to make payments based on the total return (distributions plus capital gains/losses) of an underlying instrument, or basket of underlying instruments, in exchange for fixed or floating rate interest payments. If the total return of the instrument(s) or index underlying the transaction exceeds or falls short of the offsetting fixed or floating interest rate obligation, the Fund receives payment from or makes a payment to the counterparty.

Certain total return swaps are designed to function as a portfolio of direct investments in long and short equity positions. This means that the Fund has the ability to trade in and out of these long and short positions within the swap and will receive the economic benefits and risks equivalent to direct investment in these positions, subject to certain adjustments due to events related to the counterparty. Benefits and risks include capital appreciation (depreciation), corporate actions and dividends received and paid, all of which are reflected in the swap’s market value. The market value also includes interest charges and credits (“financing fees”) related to the notional values of the long and short positions and cash balances within the swap. These interest charges and credits are based on a specified benchmark rate plus or minus a specified spread determined based upon the country and/or currency of the positions in the portfolio.

Positions within the swap and financing fees are reset periodically. During a reset, any unrealized appreciation (depreciation) on positions and accrued financing fees become available for cash settlement between the Fund and the counterparty. The amounts that are available for cash settlement are recorded as realized gains or losses in the Statement of Operations. Cash settlement in and out of the swap may occur at a reset date or any other date, at the discretion of the Fund and the counterparty, over the life of the agreement. Certain swaps have no stated expiration and can be terminated by either party at any time.

•	Interest rate swaps — Interest rate swaps are entered into to gain or reduce exposure to interest rates or to manage duration, the yield curve or interest rate (interest rate risk).

Interest rate swaps are agreements in which one party pays a stream of interest payments, either fixed or floating, in exchange for another party’s stream of interest payments, either fixed or floating, on the same notional amount for a specified period of time. In more complex interest rate swaps, the notional principal amount may decline (or amortize) over time.

•

Inflation swaps — Inflation swaps are entered into to gain or reduce exposure to inflation (inflation risk). In an inflation swap, one party makes fixed interest payments on a notional principal amount in exchange for another party’s variable payments based on an inflation index, such as the Consumer Price Index.

Swap transactions involve, to varying degrees, elements of interest rate, credit and market risks in excess of the amounts recognized in the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreements, and that there may be unfavorable changes in interest rates and/or market values associated with these transactions.

Master Netting Arrangements: In order to define its contractual rights and to secure rights that will help it mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its counterparties. An ISDA Master Agreement is a bilateral agreement between a Fund and a counterparty that governs certain OTC derivatives and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, a Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default including the bankruptcy or insolvency of the counterparty. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events.

Collateral Requirements: For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark-to-market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Fund and the counterparty.

Cash collateral that has been pledged to cover obligations of the Fund and cash collateral received from the counterparty, if any, is reported separately in the Statement of Assets and Liabilities as cash pledged as collateral and cash received as collateral, respectively. Non-cash collateral pledged by the Fund, if any, is noted in the Schedule of Investments. Generally, the amount of collateral due from or to a counterparty is subject to a certain minimum transfer amount threshold before a transfer is required, which is determined at the close of business of the Fund. Any additional required collateral is delivered to/pledged by the Fund on the next business day. Typically, the counterparty is not permitted to sell, re-pledge or use cash and non-cash collateral it receives. The Fund generally agrees not to use non-cash collateral that it receives but may, absent default or certain other circumstances defined in the underlying ISDA Master Agreement, be permitted to use cash collateral received. In such cases, interest may be paid pursuant to the collateral arrangement with the counterparty. To the extent amounts due to the Fund from the counterparties are not fully collateralized, the Fund bears the risk of loss from counterparty non-performance. Likewise, to the extent the Fund has delivered collateral to a counterparty and stands ready to perform under the terms of its agreement with such counterparty, the Fund bears the risk of loss from a counterparty in the amount of the value of the collateral in the event the counterparty fails to return such collateral. Based on the terms of agreements, collateral may not be required for all derivative contracts.

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Notes to Financial Statements  (unaudited) (continued)

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements, if any, in the Statement of Assets and Liabilities.

6.	INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Advisory: The Trust, on behalf of the Fund, entered into an Investment Advisory Agreement with the Manager, the Fund’s investment adviser and an indirect, wholly-owned subsidiary of BlackRock, to provide investment advisory and administrative services. The Manager is responsible for the management of the Fund’s portfolio and provides the personnel, facilities, equipment and certain other services necessary to the operations of the Fund.

For such services, the Fund pays the Manager a monthly fee at an annual rate equal to the following percentages of the average daily value of the Fund’s net assets:

Average Daily Net Assets	Investment Advisory Fees

First $1 billion	0.25%
$1 billion – $3 billion	0.24
$3 billion – $5 billion	0.23
$5 billion – $10 billion	0.22
Greater than $10 billion	0.21

The Manager contractually agreed to waive 0.10% of its investment advisory fees through June 30, 2024. The contractual agreement may be terminated upon 90 days’ notice by a majority of the trustees who are not “interested persons” of the Trust, as defined in the 1940 Act (“Independent Trustees”), or by a vote of a majority of the outstanding voting securities of the Fund. These amounts waived and/or reimbursed are included in fees waived and/or reimbursed by the Administrator/Manager in the Statement of Operations. For the period ended April 30, 2023, the amounts waived were $54,882.

Administration: The Trust, on behalf of the Fund, entered into an Administration Agreement with BlackRock Advisors, LLC (“BAL”), which has agreed to provide general administrative services (other than investment advice and related portfolio activities). BAL has agreed to bear all of the Fund’s ordinary operating expenses, excluding, generally, investment advisory fees, distribution fees, brokerage and other expenses related to the execution of portfolio transactions, extraordinary expenses and certain other expenses which are borne by the Fund. BAL is entitled to receive for these administrative services an annual fee of 0.10% based on the average daily net assets of the Fund.

From time to time, BAL may waive such fees in whole or in part. Any such waiver will reduce the expenses of the Fund and, accordingly, have a favorable impact on its performance. BAL may delegate certain of its administration duties to sub-administrators. The Administrator contractually agreed to waive its administration fees through June 30, 2024. The contractual agreement may be terminated upon 90 days’ notice by a majority of the Independent Trustees, or by a vote of a majority of the outstanding voting securities of the Fund. These amounts waived and/or reimbursed are included in fees waived and/or reimbursed by the Administrator/Manager in the Statement of Operations. For the period ended April 30, 2023, the amounts waived were $54,882.

The fees and expenses of the Independent Trustees, counsel to the Independent Trustees and the Fund’s independent registered public accounting firm (together, the “independent expenses”) are paid directly by the Fund. The Administrator and the Manager have contractually agreed to reimburse the Fund or provide an offsetting credit against the administration and/or investment advisory fees paid by the Fund in an amount equal to these independent expenses as applicable, through June 30, 2033. On July 1 of each year, the waiver agreement will renew automatically for an additional one year so that the agreement will have a perpetual ten year term. The contractual agreement may be terminated upon 90 days’ notice by a majority of the Independent Trustees, or by a vote of a majority of the outstanding voting securities of the Fund. The amounts waived are included in fees waived and/or reimbursed by the Administrator/Manager in the Statement of Operations. For the period ended April 30, 2023, the amounts waived were $12,515.

Expense Waivers and Reimbursements: The Manager contractually agreed to waive its investment advisory fees by the amount of investment advisory fees the Fund pays to the Manager indirectly through its investment in affiliated money market funds (the “affiliated money market fund waiver”) through June 30, 2024. The contractual agreement may be terminated upon 90 days’ notice by a majority of the Independent Trustees, or by a vote of a majority of the outstanding voting securities of the Fund. This amount is included in fees waived and/or reimbursed by the Administrator/Manager in the Statement of Operations. For the period ended April 30, 2023, the amounts waived were $11,019.

The Manager has contractually agreed to waive its investment advisory fee with respect to any portion of the Fund’s assets invested in affiliated equity and fixed-income mutual funds and affiliated exchange-traded funds that have a contractual management fee through June 30, 2024. The contractual agreement may be terminated upon 90 days’ notice by a majority of the Independent Trustees, or by a vote of a majority of the outstanding voting securities of the Fund. This amount is included in fees waived and/or reimbursed by the Administrator/Manager in the Statement of Operations. For the period ended April 30, 2023, the Manager waived $24 in investment advisory fees pursuant to this arrangement.

Securities Lending: The U.S. Securities and Exchange Commission (“SEC”) has issued an exemptive order which permits BTC, an affiliate of the Manager, to serve as securities lending agent for the Fund, subject to applicable conditions. As securities lending agent, BTC bears all operational costs directly related to securities lending, including any custodial costs. The Fund is responsible for fees in connection with the investment of cash collateral received for securities on loan (the “collateral investment fees”). The cash collateral is invested in a money market fund, BlackRock Cash Funds: Institutional or BlackRock Cash Funds: Treasury, managed by the Manager or its affiliates. However, BTC has agreed to reduce the amount of securities lending income it receives in order to effectively limit the collateral investment fees the Fund bears to an annual rate of 0.04%. The SL Agency Shares of such money market fund will not be subject to a sales load, distribution fee or service fee. The money market fund in which the cash collateral has been invested may, under certain circumstances, impose a liquidity fee of up to 2% of the value redeemed or temporarily restrict redemptions for up to 10 business days during a 90 day period, in the event that the money market fund’s weekly liquid assets fall below certain thresholds.

N O T E S T O F I N A N C I A L S T A T E M E N T S	37

Notes to Financial Statements  (unaudited) (continued)

Securities lending income is equal to the total of income earned from the reinvestment of cash collateral, net of fees and other payments to and from borrowers of securities, and less the collateral investment fees. The Fund retains a portion of securities lending income and remits a remaining portion to BTC as compensation for its services as securities lending agent.

Pursuant to the current securities lending agreement, the Fund retains 82% of securities lending income (which excludes collateral investment fees), and this amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees.

In addition, commencing the business day following the date that the aggregate securities lending income earned across the BlackRock Multi-Asset Complex in a calendar year exceeds a specified threshold, the Fund, pursuant to the securities lending agreement, will retain for the remainder of that calendar year securities lending income in an amount equal to 85% of securities lending income (which excludes collateral investment fees), and this amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees.

The share of securities lending income earned by the Fund is shown as securities lending income — affiliated — net in the Statement of Operations. For the period ended April 30, 2023, the Fund paid BTC $2 for securities lending agent services.

Interfund Lending: In accordance with an exemptive order (the “Order”) from the SEC, the Fund may participate in a joint lending and borrowing facility for temporary purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by the Fund’s investment policies and restrictions. The Fund is currently permitted to borrow and lend under the Interfund Lending Program.

A lending BlackRock fund may lend in aggregate up to 15% of its net assets but may not lend more than 5% of its net assets to any one borrowing fund through the Interfund Lending Program. A borrowing BlackRock fund may not borrow through the Interfund Lending Program or from any other source more than 33 1/3% of its total assets (or any lower threshold provided for by the fund’s investment restrictions). If a borrowing BlackRock fund’s total outstanding borrowings exceed 10% of its total assets, each of its outstanding interfund loans will be subject to collateralization of at least 102% of the outstanding principal value of the loan. All interfund loans are for temporary or emergency purposes and the interest rate to be charged will be the average of the highest current overnight repurchase agreement rate available to a lending fund and the bank loan rate, as calculated according to a formula established by the Board.

During the period ended April 30, 2023, the Fund did not participate in the Interfund Lending Program.

Trustees and Officers: Certain trustees and/or officers of the Trust are directors and/or officers of BlackRock or its affiliates.

7.	PURCHASES AND SALES

For the period ended April 30, 2023, purchases and sales of investments, including paydowns/payups and mortgage dollar rolls and excluding short-term securities, were as follows:

	U.S. Government Securities		Other Securities

Fund Name	Purchases	Sales	Purchases	Sales

BlackRock Diversified Fixed Income Fund	$ 70,919,953	$ 9,481,288	$ 375,600,658	$ 249,968,704

For the period ended April 30, 2023, purchases and sales related to mortgage dollar rolls were $94,270,390 and $94,229,739, respectively.

8.	INCOME TAX INFORMATION

It is the Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. Therefore, no U.S. federal income tax provision is required.

The Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Fund’s U.S. federal tax returns generally remains open for a period of three years after they are filed. The statutes of limitations on the Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Management has analyzed tax laws and regulations and their application to the Fund as of April 30, 2023, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Fund’s financial statements.

As of April 30, 2023, gross unrealized appreciation and depreciation based on cost of investments (including short positions and derivatives, if any) for U.S. federal income tax purposes were as follows:

Fund Name	Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)

BlackRock Diversified Fixed Income Fund	$237,298,621	$1,985,362	$(1,413,433)	$571,929

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Notes to Financial Statements  (unaudited) (continued)

9.	BANK BORROWINGS

The Trust, on behalf of the Fund, along with certain other funds managed by the Manager and its affiliates (“Participating Funds”), is party to a 364-day, $2.50 billion credit agreement with a group of lenders. Under this agreement, the Fund may borrow to fund shareholder redemptions. Excluding commitments designated for certain individual funds, the Participating Funds, including the Fund, can borrow up to an aggregate commitment amount of $1.75 billion at any time outstanding, subject to asset coverage and other limitations as specified in the agreement. The credit agreement has the following terms: a fee of 0.10% per annum on unused commitment amounts and interest at a rate equal to the higher of (a) Overnight Bank Funding Rate (“OBFR”) (but, in any event, not less than 0.00%) on the date the loan is made plus 0.80% per annum, (b) the Fed Funds rate (but, in any event, not less than 0.00%) in effect from time to time plus 0.80% per annum on amounts borrowed or (c) the sum of (x) Daily Simple Secured Overnight Financing Rate (“SOFR”) (but, in any event, not less than 0.00%) on the date the loan is made plus 0.10% and (y) 0.80% per annum. The agreement expires in April 2024 unless extended or renewed. These fees were allocated among such funds based upon portions of the aggregate commitment available to them and relative net assets of Participating Funds. During the period ended April 30, 2023, the Fund did not borrow under the credit agreement.

10.	PRINCIPAL RISKS

In the normal course of business, the Fund invests in securities or other instruments and may enter into certain transactions, and such activities subject the Fund to various risks, including among others, fluctuations in the market (market risk) or failure of an issuer to meet all of its obligations. The value of securities or other instruments may also be affected by various factors, including, without limitation: (i) the general economy; (ii) the overall market as well as local, regional or global political and/or social instability; (iii) regulation, taxation or international tax treaties between various countries; or (iv) currency, interest rate and price fluctuations. Local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, recessions, or other events could have a significant impact on the Fund and its investments. The Fund’s prospectus provides details of the risks to which the Fund is subject.

The Fund may be exposed to additional risks when reinvesting cash collateral in money market funds that do not seek to maintain a stable NAV per share of $1.00, which may be subject to redemption gates or liquidity fees under certain circumstances.

Market Risk: The Fund may be exposed to prepayment risk, which is the risk that borrowers may exercise their option to prepay principal earlier than scheduled during periods of declining interest rates, which would force the Fund to reinvest in lower yielding securities. The Fund may also be exposed to reinvestment risk, which is the risk that income from the Fund’s portfolio will decline if the Fund invests the proceeds from matured, traded or called fixed-income securities at market interest rates that are below the Fund portfolio’s current earnings rate.

Municipal securities are subject to the risk that litigation, legislation or other political events, local business or economic conditions, credit rating downgrades, or the bankruptcy of the issuer could have a significant effect on an issuer’s ability to make payments of principal and/or interest or otherwise affect the value of such securities. Municipal securities can be significantly affected by political or economic changes, including changes made in the law after issuance of the securities, as well as uncertainties in the municipal market related to, taxation, legislative changes or the rights of municipal security holders, including in connection with an issuer insolvency. Municipal securities backed by current or anticipated revenues from a specific project or specific assets can be negatively affected by the discontinuance of the tax benefits supporting the project or assets or the inability to collect revenues for the project or from the assets. Municipal securities may be less liquid than taxable bonds, and there may be less publicly available information on the financial condition of municipal security issuers than for issuers of other securities.

Infectious Illness Risk: An outbreak of an infectious illness, such as the COVID-19 pandemic, may adversely impact the economies of many nations and the global economy, and may impact individual issuers and capital markets in ways that cannot be foreseen. An infectious illness outbreak may result in, among other things, closed international borders, prolonged quarantines, supply chain disruptions, market volatility or disruptions and other significant economic, social and political impacts.

Counterparty Credit Risk: The Fund may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions, including making timely interest and/or principal payments or otherwise honoring its obligations. The Fund manages counterparty credit risk by entering into transactions only with counterparties that the Manager believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Fund to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Fund’s exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately their value recorded in the Statement of Assets and Liabilities, less any collateral held by the Fund.

A derivative contract may suffer a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

For OTC options purchased, the Fund bears the risk of loss in the amount of the premiums paid plus the positive change in market values net of any collateral held by the Fund should the counterparty fail to perform under the contracts. Options written by the Fund do not typically give rise to counterparty credit risk, as options written generally obligate the Fund, and not the counterparty, to perform. The Fund may be exposed to counterparty credit risk with respect to options written to the extent the Fund deposits collateral with its counterparty to a written option.

With exchange-traded options purchased and exchange-traded futures and centrally cleared swaps, there is less counterparty credit risk to the Fund since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, the Fund does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency). Additionally, credit risk exists in exchange-traded futures and centrally cleared swaps with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer

N O T E S T O F I N A N C I A L S T A T E M E N T S	39

Notes to Financial Statements  (unaudited) (continued)

margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Fund.

Concentration Risk: A diversified portfolio, where this is appropriate and consistent with a fund’s objectives, minimizes the risk that a price change of a particular investment will have a material impact on the NAV of a fund. The investment concentrations within the Fund’s portfolio are disclosed in its Schedule of Investments.

The Fund invests a significant portion of its assets in fixed-income securities and/or uses derivatives tied to the fixed-income markets. Changes in market interest rates or economic conditions may affect the value and/or liquidity of such investments. Interest rate risk is the risk that prices of bonds and other fixed-income securities will decrease as interest rates rise and increase as interest rates fall. The Fund may be subject to a greater risk of rising interest rates due to the recent period of historically low interest rates. The Federal Reserve has recently begun to raise the federal funds rate as part of its efforts to address inflation. There is a risk that interest rates will continue to rise, which will likely drive down the prices of bonds and other fixed-income securities, and could negatively impact the Fund’s performance.

The Fund invests a significant portion of its assets in securities of issuers located in the United States. A decrease in imports or exports, changes in trade regulations, inflation and/or an economic recession in the United States may have a material adverse effect on the U.S. economy and the securities listed on U.S. exchanges. Proposed and adopted policy and legislative changes in the United States may also have a significant effect on U.S. markets generally, as well as on the value of certain securities. Governmental agencies project that the United States will continue to maintain elevated public debt levels for the foreseeable future which may constrain future economic growth. Circumstances could arise that could prevent the timely payment of interest or principal on U.S. government debt, such as reaching the legislative “debt ceiling.” Such non-payment would result in substantial negative consequences for the U.S. economy and the global financial system. If U.S. relations with certain countries deteriorate, it could adversely affect issuers that rely on the United States for trade. The United States has also experienced increased internal unrest and discord. If these trends were to continue, they may have an adverse impact on the U.S. economy and the issuers in which the Fund invests.

The Fund invests a significant portion of its assets in securities backed by commercial or residential mortgage loans or in issuers that hold mortgage and other asset-backed securities. When a Fund concentrates its investments in this manner, it assumes a greater risk of prepayment or payment extension by securities issuers. Changes in economic conditions, including delinquencies and/or defaults on assets underlying these securities, can affect the value, income and/or liquidity of such positions. Investment percentages in these securities are presented in the Schedule of Investments.

Significant Shareholder Redemption Risk: Certain shareholders may own or manage a substantial amount of fund shares and/or hold their fund investments for a limited period of time. Large redemptions of fund shares by these shareholders may force a fund to sell portfolio securities, which may negatively impact the fund’s NAV, increase the fund’s brokerage costs, and/or accelerate the realization of taxable income/gains and cause the fund to make additional taxable distributions to shareholders.

11.	CAPITAL SHARE TRANSACTIONS

Transactions in capital shares were as follows:

	Period from 01/18/23(a) to 04/30/23

Fund Name	Shares	Amounts

BlackRock Diversified Fixed Income Fund
Shares sold	20,594,909	$205,143,560
Shares issued in reinvestment of distributions	235,962	2,317,890
Shares redeemed	(10)	(100)

	20,830,861	$207,461,350

(a)	Commencement of operations.

12.	SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

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Disclosure of Investment Advisory Agreement

The Board of Trustees (the “Board,” the members of which are referred to as “Board Members”) of BlackRock Funds III (the “Trust”) met on November 7-9, 2022 (the “Organizational Meeting”) to consider the approval of the proposed investment advisory agreement (the “Agreement”) between the Trust, on behalf of BlackRock Diversified Fixed Income Fund (the “Fund”), and BlackRock Fund Advisors (the “Manager” or “BlackRock”), the Fund’s investment advisor. The Agreement was the same agreement that had been previously approved by the Board with respect to certain series of the Trust.

The Approval Process

Consistent with the requirements of the Investment Company Act of 1940 (the “1940 Act”), the Trust is required to consider the initial approval of the Agreement. The Board members whom are not “interested persons” of the Fund, as defined in the 1940 Act, are considered independent Board members (the “Independent Board Members”). In connection with this deliberative process, the Board assessed, among other things, the nature, extent and quality of the services to be provided to the Fund by BlackRock, BlackRock’s personnel and affiliates, including (as applicable): investment management services; accounting oversight; administrative and shareholder services; oversight of the Fund’s service providers; risk management and oversight; and legal, regulatory and compliance services.

At the Organizational Meeting, the Board received and reviewed materials relating to its consideration of the proposed Agreement. The Board considered all factors it believed relevant with respect to the Fund, including, among other things: (a) the nature, extent and quality of the services to be provided by BlackRock; (b) the investment performance of the Fund as compared with a peer group of funds and to other metrics, as applicable; (c) the advisory fee and the estimated cost of the services and estimated profits to be realized by BlackRock and its affiliates from their relationship with the Fund; (d) the existence and sharing of potential economies of scale; (e) any fall-out benefits to BlackRock and its affiliates as a result of BlackRock’s relationship with the Fund; (f) possible alternatives to the proposed Agreement; (g) the policies and practices of BlackRock with respect to portfolio transactions for the Fund; (h) BlackRock’s portfolio compliance systems and capabilities; and (i) other factors deemed relevant by the Board Members.

In considering approval of the Agreement, the Board met with the relevant investment advisory personnel from BlackRock and considered all information it deemed reasonably necessary to evaluate the terms of the Agreement. The Board received materials in advance of the Organizational Meeting relating to its consideration of the Agreement, including (a) information independently compiled and prepared by Broadridge Financial Solutions, Inc. (“Broadridge”) regarding the Fund’s fees and estimated expense ratio as compared with a peer group of funds as determined by Broadridge (“Expense Peers”); (b) information regarding BlackRock’s economic outlook for the Fund and its general investment outlook for the markets; (c) information regarding fees paid to service providers that are affiliates of BlackRock; and (d) information outlining the legal duties of the Board under the 1940 Act with respect to the consideration and approval of the Agreement. The Board also noted information received at prior Board meetings concerning compliance records and regulatory matters relating to BlackRock.

The Board also considered other matters it deemed important to the approval process, such as other payments made to BlackRock or its affiliates relating to securities lending and cash management and BlackRock’s services related to the valuation and pricing of the portfolio holdings of the Fund. The Board noted the willingness of BlackRock’s personnel to engage in open, candid discussions with the Board. The Board Members did not identify any particular information or any single factor as determinative, and each Board Member may have attributed different weights to the various items and factors considered.

A. Nature, Extent and Quality of the Services Provided by BlackRock

The Board, including the Independent Board Members, reviewed the nature, extent and quality of services to be provided by BlackRock, including the investment advisory services to be provided to the Fund. The Board received information concerning the investment philosophy and investment process to be used by BlackRock in managing the Fund, as well as a description of the capabilities, personnel and services of BlackRock. The Board considered the scope of the services provided by BlackRock to the Fund under the Agreement relative to services typically provided by third parties to other funds. The Board noted that the standard of care applicable under the Agreement was comparable to that found generally in investment company advisory agreements. The Board concluded that the scope of BlackRock’s services to be provided to the Fund was consistent with the Fund’s operational requirements, including, in addition to seeking to meet the Fund’s investment objective(s), compliance with investment restrictions, tax and reporting requirements and related shareholder services.

The Board, including the Independent Board Members, also considered the quality of the administrative and other non-investment advisory services to be provided by BlackRock and its affiliates to the Fund. The Board evaluated the procedures of BlackRock designed to fulfill its fiduciary duty to the Fund with respect to possible conflicts of interest, including BlackRock’s code of ethics (regulating the personal trading of BlackRock’s officers and employees), the procedures by which BlackRock allocates trades among its various investment advisory clients, the integrity of the systems in place to ensure compliance with the foregoing and the record of BlackRock in these matters. The Board also noted information received at prior Board meetings concerning standards of BlackRock with respect to the execution of portfolio transactions.

The Board considered, among other factors, with respect to BlackRock: the number, education and experience of investment personnel generally and the Fund’s portfolio management team; research capabilities; investments by portfolio managers in the funds they manage; portfolio trading capabilities; use of technology; commitment to compliance; credit analysis capabilities; risk analysis and oversight capabilities; and the approach to training and retaining portfolio managers and other research, advisory and management personnel. The Board also considered BlackRock’s overall risk management program, including the continued efforts of BlackRock and its affiliates to address cybersecurity risks and the role of BlackRock’s Risk & Quantitative Analysis Group. The Board engaged in a review of BlackRock’s compensation structure with respect to the Fund’s portfolio management team and BlackRock’s ability to attract and retain high-quality talent and create performance incentives. The Board also considered the business reputation of BlackRock and its financial resources and concluded that BlackRock would be able to meet any reasonably foreseeable obligation under the Agreement.

In addition to investment advisory services, the Board considered the nature and quality of the administrative and other non-investment advisory services to be provided to the Fund. The Board considered that BlackRock and its affiliates will provide the Fund with certain administrative, shareholder and other services (in addition to any such services provided to the Fund by third parties) and officers and other personnel as are necessary for the operations of the Fund. In particular, BlackRock and its affiliates will provide the Fund with administrative services, including, among others: (i) responsibility for disclosure documents, such as the prospectus, the summary prospectus (as applicable), the statement of additional information and periodic shareholder reports; (ii) oversight of daily accounting and pricing; (iii) responsibility for periodic filings with regulators; (iv) overseeing and coordinating the activities of third-party service providers, including, among others, the Fund’s custodian, fund accountant, transfer agent, and auditor; (v) organizing Board meetings and preparing the materials for such Board meetings; (vi) providing legal and compliance support; (vii) furnishing analytical and other support

D I S C L O S U R E O F I N V E S T M E N T A D V I S O R Y A G R E E M E N T	41

Disclosure of Investment Advisory Agreement  (continued)

to assist the Board in its consideration of strategic issues such as the merger, consolidation or repurposing of certain open-end funds; and (viii) performing or managing administrative functions necessary for the operation of the Fund, such as tax reporting, expense management, fulfilling regulatory filing requirements, overseeing the Fund’s distribution partners, and shareholder call center and other services. The Board reviewed the structure and duties of BlackRock’s fund administration, shareholder services, and legal and compliance departments and considered BlackRock’s policies and procedures for assuring compliance with applicable laws and regulations.

B. The Investment Performance of the Fund and BlackRock

The Board, including the Independent Board Members, previously received and considered information about BlackRock’s investment performance for other funds. The Board, however, did not consider the performance history of the Fund because the Fund was newly organized and had not yet commenced operations as of the date of the Organizational Meeting.

C. Consideration of the Advisory/Management Fees and the Estimated Cost of the Services to be Provided and Estimated Profits to be Realized by BlackRock and its Affiliates from their Relationship with the Fund

In connection with the initial approval of the Agreement, the Board, including the Independent Board Members, reviewed the Fund’s contractual management fee rate compared with those of its Expense Peers. The contractual management fee rate represents a combination of the advisory fee and any administrative fees, before taking into account any reimbursements or fee waivers. The Board also compared the Fund’s estimated total expense ratio, as well as its estimated actual management fee rate, to those of its Expense Peers. The total expense ratio represents a fund’s total net operating expenses, including any 12b-1 or non-12b-1 service fees. The total expense ratio gives effect to any expense reimbursements or fee waivers that benefit a fund, and the actual management fee rate gives effect to any management fee reimbursements or waivers that benefit a fund. Additionally, the Board noted information received at prior Board meetings concerning the services provided and the fees charged by BlackRock and its affiliates to other types of clients with similar investment mandates, as applicable, including institutional accounts and sub-advised mutual funds (including mutual funds sponsored by third parties).

The Board noted that the Fund’s contractual management fee rate ranked in the first quartile, and that the estimated actual management fee rate and estimated total expense ratio would each rank in first quartile relative to the Fund’s Expense Peers. The Board also noted that the Fund has an advisory fee arrangement that includes breakpoints that adjust the fee rate downward as the size of the Fund increases above certain contractually specified levels. The Board noted that if the size of the Fund were to decrease, the Fund could lose the benefit of one or more breakpoints.

Following consideration of this information, the Board, including the independent Board Members, concluded that the fees to be paid pursuant to the Agreement were fair and reasonable in light of the services provided.

As the Fund had not commenced operations as of the date of the Organizational Meeting, BlackRock was not able to provide the Board with specific information concerning the expected profits to be realized by BlackRock and its affiliates from their relationships with the Fund. BlackRock, however, will provide the Board with such information at future meetings.

D. Economies of Scale

The Board, including the Independent Board Members, considered the extent to which economies of scale might be realized as the assets of the Fund increase, including the existence of fee waivers and/or expense caps, as applicable, noting that any contractual fee waivers and expense caps had been approved by the Board.

E. Other Factors Deemed Relevant by the Board Members

The Board, including the Independent Board Members, also took into account other ancillary or “fall-out” benefits that BlackRock or its affiliates may derive from BlackRock’s respective relationships with the Fund, both tangible and intangible, such as BlackRock’s ability to leverage its investment professionals who manage other portfolios and risk management personnel, an increase in BlackRock’s profile in the investment advisory community, and the engagement of BlackRock’s affiliates as service providers to the Fund, including for administrative, distribution, securities lending and cash management services. The Board also considered BlackRock’s overall operations and its efforts to expand the scale of, and improve the quality of, its operations. The Board also noted that, subject to applicable law, BlackRock may use and benefit from third-party research obtained by soft dollars generated by certain registered fund transactions to assist in managing all or a number of its other client accounts.

In connection with its consideration of the Agreement, the Board also received information regarding BlackRock’s brokerage and soft dollar practices. The Board received reports from BlackRock which included information on brokerage commissions and trade execution practices throughout the year.

The Board noted the competitive nature of the open-end fund marketplace, and that shareholders are able to redeem or sell their Fund shares if they believe that the Fund’s fees and expenses are too high or if they are dissatisfied with the performance of the Fund.

Conclusion

The Board Members present at the Organizational Meeting, including the Independent Board Members, unanimously approved the Agreement between the Manager and the Trust, with respect to the Fund, for a two-year term beginning on the effective date of the Agreement. Based upon its evaluation of all of the aforementioned factors in their totality, as well as other information, the Board, including the Independent Board Members, was satisfied that the terms of the Agreement were fair and reasonable and in the best interest of the Fund and its shareholders. In arriving at its decision to approve the Agreement, the Board did not identify any single factor or group of factors as all-important or controlling, but considered all factors together, and different Board Members may have attributed different weights to the various factors considered. The Independent Board Members were also assisted by the advice of independent legal counsel in making this determination.

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Additional Information

General Information

Quarterly performance, semi-annual and annual reports, current net asset value and other information regarding the Fund may be found on BlackRock’s website, which can be accessed at blackrock.com. Any reference to BlackRock’s website in this report is intended to allow investors public access to information regarding the Fund and does not, and is not intended to, incorporate BlackRock’s website in this report.

Householding

The Fund will mail only one copy of shareholder documents, including prospectuses, annual and semi-annual reports, Rule 30e-3 notices and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the Fund at (800) 441-7762.

Availability of Quarterly Schedule of Investments

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT is available on the SEC’s website at sec.gov. Additionally, the Fund makes its portfolio holdings for the first and third quarters of each fiscal year available at blackrock.com/fundreports.

Availability of Proxy Voting Policies, Procedures and Voting Records

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information about how the Fund voted proxies relating to securities held in the Fund’s portfolio during the most recent 12-month period ended June 30 is available without charge, upon request (1) by calling (800) 441-7762; (2) on the BlackRock website at blackrock.com; and (3) on the SEC’s website at sec.gov.

BlackRock’s Mutual Fund Family

BlackRock offers a diverse lineup of open-end mutual funds crossing all investment styles and managed by experts in equity, fixed-income and tax-exempt investing. Visit blackrock.com for more information.

Shareholder Privileges

Account Information

Call us at (800) 441-7762 from 8:00 AM to 6:00 PM ET on any business day to get information about your account balances, recent transactions and share prices. You can also visit blackrock.com for more information.

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

A D D I T I O N A L I N F O R M A T I O N	43

Additional Information  (continued)

Fund and Service Providers

Investment Adviser

BlackRock Fund Advisors

San Francisco, CA 94105

Administrator

BlackRock Advisors, LLC

Wilmington, DE 19809

Accounting Agent and Custodian

State Street Bank and Trust Company

Boston, MA 02114

Transfer Agent

BNY Mellon Investment Servicing (US) Inc.

Wilmington, DE 19809

Distributor

BlackRock Investments, LLC

New York, NY 10001

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

Philadelphia, PA 19103

Legal Counsel

Sidley Austin LLP

New York, NY 10019

Address of the Fund

100 Bellevue Parkway

Wilmington, DE 19809

44	2 0 2 3 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Glossary of Terms Used in this Report

Currency Abbreviation		Portfolio Abbreviation

AUD	Australian Dollar	BAB	Build America Bond

CAD	Canadian Dollar	BBR	Bank Bill Rate

CHF	Swiss Franc	BBSW	Bank Bill Swap Rate

CZK	Czech Koruna	CLO	Collateralized Loan Obligation

EUR	Euro	CMT	Constant Maturity Treasury

GBP	British Pound	CPI	Consumer Price Index

HKD	Hong Kong Dollar	EURIBOR	Euro Interbank Offered Rate

JPY	Japanese Yen	GO	General Obligation Bonds

KRW	South Korean Won	HIBOR	Hong Kong Interbank Offered Rate

MXN	Mexican Peso	JIBAR	Johannesburg Interbank Average Rate

NOK	Norwegian Krone	LIBOR	London Interbank Offered Rate

NZD	New Zealand Dollar	MXIBTIIE	Mexico Interbank TIIE 28-Day

PLN	Polish Zloty	NIBOR	Norwegian Interbank Offered Rate

SEK	Swedish Krona	PRIBOR	Prague Interbank Offer Rate

SGD	Singapore Dollar	RB	Revenue Bond

THB	Thai Baht	REMIC	Real Estate Mortgage Investment Conduit

USD	United States Dollar	S&P	Standard & Poor’s

ZAR	South African Rand	SOFR	Secured Overnight Financing Rate

		SONIA	Sterling Overnight Interbank Average Rate

		SORA	Singapore Overnight Rate Average

		SSARON	Swiss Average Overnight Rate

		STACR	Structured Agency Credit Risk

		STIBOR	Stockholm Interbank Offered Rate

		TBA	To-Be-Announced

		THOR	Thai Overnight Repurchase Rate

		UK RPI	United Kingdom Retail Price Index

		WIBOR	Warsaw Interbank Offered Rate

G L O S S A R Y O F T E R M S U S E D I N T H I S R E P O R T	45

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Want to know more?

blackrock.com | 800-441-7762

This report is intended for current holders. It is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless preceded or accompanied by the Fund’s current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment returns and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

DFI-04/23-SAR

(b) Not Applicable

Item 2 –	Code of Ethics – Not Applicable to this semi-annual report

Item 3 –	Audit Committee Financial Expert – Not Applicable to this semi-annual report

Item 4 –	Principal Accountant Fees and Services – Not Applicable to this semi-annual report

Item 5 –	Audit Committee of Listed Registrant – Not Applicable

Item 6 –	Investments

(a) The registrant’s Schedule of Investments is included as part of the Report to Stockholders filed under Item 1(a) of this Form.

(b) Not Applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR filing.

Item 7 –	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not Applicable

Item 8 –	Portfolio Managers of Closed-End Management Investment Companies – Not Applicable

Item 9 –	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not Applicable

Item 10 –	Submission of Matters to a Vote of Security Holders –There have been no material changes to these procedures.

Item 11 –	Controls and Procedures

(a) The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 –	Disclosure of Securities Lending Activities for Closed-End Management Investment

Companies – Not Applicable

Item 13 –	Exhibits attached hereto

(a)(1) Code of Ethics – Not Applicable to this semi-annual report

(a)(2) Section 302 Certifications are attached

(a)(3) Any written solicitation to purchase securities under Rule 23c-1 – Not Applicable

(a)(4) Change in Registrant’s independent public accountant – Not Applicable

(b) Section 906 Certifications are attached

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BlackRock Funds III

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Funds III

Date: June 21, 2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Funds III

Date: June 21, 2023

By:	/s/ Trent Walker
Trent Walker
Chief Financial Officer (principal financial officer) of
BlackRock Funds III

Date: June 21, 2023